                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                  Investment Company Act file number: 811-8090

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
               (Exact name of registrant as specified in charter)

                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               (Address of principal executive offices) (Zip code)

                          Elizabeth A. Frederick, Esq.
                   The Lincoln National Life Insurance Company
                            1300 South Clinton Street
                              Post Office Box 1110
                            Fort Wayne, Indiana 46801
                     (Name and address of agent for service)

                        Copies of all communications to:
                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                              1775 Eye Street, N.W.
                              Washington, D.C. 2006

Registrant's telephone number, including area code: (260) 455-3404

Date of fiscal year end: December 31

Date of reporting period: January 1, 2003 through December 31, 2003

Item 1. Reports to Stockholders

Lincoln Variable Insurance Products Trust-
Aggressive Growth Fund

Lincoln Variable Insurance Products Trust-
Bond Fund

Lincoln Variable Insurance Products Trust-
Capital Appreciation Fund

Lincoln Variable Insurance Products Trust-
Equity-Income Fund

Lincoln Variable Insurance Products Trust-
Global Asset Allocation Fund

Lincoln Variable Insurance Products Trust-
Growth and Income Fund

Lincoln Variable Insurance Products Trust-
International Fund

Lincoln Variable Insurance Products Trust-
Managed Fund

Lincoln Variable Insurance Products Trust-
Money Market Fund

Lincoln Variable Insurance Products Trust-
Social Awareness Fund

Lincoln Variable Insurance Products Trust-
Special Opportunities Fund

                             AGGRESSIVE GROWTH FUND

                           [PUTNAM INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Aggressive Growth Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- AGGRESSIVE GROWTH FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:(1)

                                                       [PUTNAM INVESTMENTS LOGO]

The Fund returned 32.6% (Standard Class shares with distributions reinvested), underperforming the Russell MidCap Growth Index* which returned 42.7% for the year ended December 31, 2003.

For the year, relative performance in the capital goods, transportation, and consumer staples sectors was favorable, while technology, consumer cyclicals, and health care holdings constrained relative results. The performance of mid-cap stocks varied widely from quarter to quarter. Prices essentially marked time during the first quarter, as market sentiment shifted due to the anticipation- then commencement-of the conflict in Iraq. The second quarter was characterized by a sharp rally in lower-quality stocks at the bottom end of the Russell MidCap Growth Index's market capitalization range. In the third quarter, stock prices again rose strongly, but the Russell MidCap Growth Index return remained an elusive target-for the Aggressive Growth Fund and for the average manager in mid-cap growth space. The year ended on another strong note, as improving economic data in the fourth quarter validated the year-long equity market rally.

Favorable stock selection in office equipment & supplies, together with adept selection in aerospace/defense boosted relative performance in the capital goods sector. Avoiding the weak shipping area aided relative performance in the transportation sector. Favorable stock selection in restaurants and consumer goods offset unfavorable stock selection in beverages and contributed to relative performance in the consumer staples sector.

Technology was the largest detracting sector due to weak stock selection across the board. Selection in electronics and software along with an underweight to communications equipment offset relative strength in the semiconductor production equipment industry. Weak stock selection in retail-cyclicals and commercial & consumer services constrained relative returns in the consumer cyclicals sector. Favorable stock selection in biotechnology was offset by weak selection in pharmaceuticals, health care services, and medical technology.

The Fund's largest overweight relative to the benchmark is now the capital goods sector, as we shifted more assets into this sector during the year. The financials sector is now the Fund's second-largest overweight. The health care sector remains overweight, though we trimmed positions during the year. Technology is modestly overweight. The basic materials sector is the most underweight relative to the benchmark. The consumer cyclicals sector is now only slightly underweight relative to the benchmark, as we significantly increased our exposure during the year. The Fund has no representation in the conglomerates and transportation sectors, as attractive growth opportunities in these sectors are scarce.

Putnam Investments
MidCap Growth Team

Growth of $10,000 invested 1/3/94 through 12/31/03
(LINE GRAPH)

                                                                   AGGRESSIVE GROWTH FUND
                                                                   STANDARD CLASS SHARES           RUSSELL MIDCAP GROWTH INDEX
                                                                   ----------------------          ---------------------------
1/3/94 (Inception date)                                                    10000                              10000
                                                                            9063                               9783
                                                                           12158                              13108
                                                                           14227                              15398
                                                                           17512                              18870
                                                                           16427                              22240
                                                                           23396                              33648
                                                                           22767                              29695
                                                                           15188                              23711
                                                                           10598                              17213
12/31/03                                                                   14055                              24565

This chart illustrates, hypothetically, that $10,000 was invested in the Aggressive Growth Fund Standard Class shares on 1/3/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,055. For comparison, look at how the Russell MidCap Growth Index did over the same period. The same $10,000 investment would have grown to $24,565. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                           Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +32.62%
-------------------------------------------------------
Five Years                                      - 3.07%
-------------------------------------------------------
Ten Years                                       + 3.46%
-------------------------------------------------------

The Service Class shares total return was 20.73% for the period from 5/15/03 (commencement of operations) to 12/31/03.

   * The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. Russell MidCap Companies consist of the 800 smallest companies in the Russell 1000 Index, which is an index of the 1,000 largest U.S. companies based on total market capitalization.

 (1) Effective January 1, 2004, T. Rowe Price replaced Putnam Investment Management, LLC as the Sub-Adviser.

                           Aggressive Growth Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2003

                                               NUMBER OF      MARKET
                                                SHARES         VALUE
    COMMON STOCK-95.59%
    AEROSPACE & DEFENSE-1.32%
    Rockwell Collins.........................    67,500    $   2,027,025
  + United Defense Industries................    47,600        1,517,488
                                                           -------------
                                                               3,544,513
                                                           -------------
    AUTOMOBILES & AUTOMOTIVE PARTS-0.82%
    Autoliv..................................     8,800          331,320
    Lear.....................................    30,500        1,870,565
                                                           -------------
                                                               2,201,885
                                                           -------------
    BANKING & FINANCE-7.31%
  + AmeriTrade Holding.......................    43,400          610,638
    Bear Stearns.............................    24,800        1,982,760
    Brookline Bancorp........................    10,600          162,604
    Capital One Financial....................    63,400        3,885,786
    Doral Financial..........................    29,050          937,734
    Investors Financial Services.............    60,100        2,308,441
    Legg Mason...............................    35,100        2,709,018
  + Nelnet Class A...........................    39,600          887,040
  + Providian Financial......................   164,800        1,918,272
    SEI Investments..........................    44,200        1,346,774
    Waddell & Reed Financial Class A.........    83,900        1,968,294
    Zions Bancorporation.....................    14,200          870,886
                                                           -------------
                                                              19,588,247
                                                           -------------
    BUILDINGS & MATERIALS-1.43%
  + NVR......................................     8,200        3,821,200
                                                           -------------
                                                               3,821,200
                                                           -------------
    CABLE, MEDIA & PUBLISHING-0.53%
  + Getty Images.............................    28,300        1,418,679
                                                           -------------
                                                               1,418,679
                                                           -------------
    COMPUTERS & TECHNOLOGY-20.72%
    Adobe Systems............................   100,800        3,961,440
  + Alliance Data Systems....................    35,600          985,408
  + BMC Software.............................   243,400        4,539,410
  + CACI International.......................    35,600        1,730,872
    CDW......................................    23,800        1,374,688
  + ChoicePoint..............................    34,500        1,314,105
  + Cognizant Technology Solutions...........    51,400        2,345,896
  + Electronics Arts.........................    56,600        2,704,348
  + Fiserv...................................    28,400        1,122,084
  + Informatica..............................    42,500          437,750
  + Juniper Networks.........................    44,800          836,864
  + Lam Research.............................    64,600        2,086,580
  + Lexar Media..............................    73,800        1,286,334
  + Lexmark International....................    41,900        3,295,016
  + Mercury Interactive......................    57,200        2,782,208
  + Network Appliance........................   148,900        3,056,917
  + SanDisk..................................    62,800        3,839,592
  + Siebel Systems...........................   181,200        2,513,244
  + Storage Technology.......................    66,700        1,717,525
  + Sun Microsystems.........................    85,800          385,242
  + Sungard Data Systems.....................    56,200        1,557,302
  + Symantec.................................   145,100        5,027,715

                                               NUMBER OF      MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    COMPUTERS & TECHNOLOGY (CONTINUED)
  + VeriSign.................................   156,500    $   2,550,950
  + VERITAS Software.........................    64,600        2,400,536
  + Xerox....................................   125,900        1,737,420
                                                           -------------
                                                              55,589,446
                                                           -------------
    CONSUMER PRODUCTS-2.48%
    Alberto-Culver Class B...................    16,500        1,040,820
    Dial.....................................   105,800        3,012,126
    Whirlpool................................    35,900        2,608,135
                                                           -------------
                                                               6,661,081
                                                           -------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-8.25%
  + Agere Systems Class A....................   914,000        2,787,700
  + Altera...................................   102,900        2,335,830
  + Benchmark Electronics....................    32,250        1,122,623
  + Celestica................................    22,100          333,047
  + Corning..................................   103,200        1,076,376
  + Flir Systems.............................    31,000        1,131,500
  + Integrated Circuit Systems...............    61,900        1,763,531
  + Integrated Device Technology.............    77,700        1,334,109
  + International Rectifier..................    26,900        1,329,129
    Intersil.................................    52,000        1,292,200
  + Kla-Tencor...............................    15,800          926,986
    Linear Technology........................    24,400        1,026,508
  + Marvell Technology.......................    43,300        1,642,369
  + QLogic...................................    40,900        2,110,440
  + SigmaTel.................................    12,180          300,602
  + Silicon Laboratories.....................    37,000        1,599,140
                                                           -------------
                                                              22,112,090
                                                           -------------
    ENERGY-1.94%
    Burlington Resources.....................    27,300        1,511,874
    EOG Resources............................    43,400        2,003,778
  + Noble....................................    46,800        1,674,504
                                                           -------------
                                                               5,190,156
                                                           -------------
    ENVIRONMENTAL SERVICES-0.50%
    +Stericycle..............................    28,600        1,335,620
                                                           -------------
                                                               1,335,620
                                                           -------------
    FOOD, BEVERAGE & TOBACCO-0.41%
  + Dean Foods...............................    25,300          831,611
    Pepsi Bottling...........................    10,700          258,726
                                                           -------------
                                                               1,090,337
                                                           -------------
    HEALTHCARE & PHARMACEUTICALS-21.04%
  + AdvancePCS...............................    19,400        1,021,604
    Allergan.................................    39,100        3,003,271
  + Amylin Pharmaceuticals...................    32,900          731,038
  + Anthem...................................    30,400        2,280,000
  + Apria Healthcare Group...................    69,000        1,964,430
    Bard (C.R.)..............................    38,000        3,087,500
  + Barr Laboratories........................    30,650        2,358,518
  + Biogen Idec..............................    80,000        2,942,400
    Biomet...................................    59,300        2,159,113

                           Aggressive Growth Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                               NUMBER OF      MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    HEALTHCARE & PHARMACEUTICALS (CONTINUED)
  + Caremark Rx..............................   111,300    $   2,819,229
  + Celgene..................................    30,500        1,373,110
  + Cytyc....................................    99,800        1,373,248
  + Genzyme-General Division.................    46,000        2,269,640
  + Gilead Sciences..........................    37,700        2,191,878
    Guidant..................................     9,600          577,920
  + Health Net...............................    98,800        3,230,760
  + Inamed...................................    51,000        2,451,060
  + Invitrogen...............................    47,700        3,339,000
    Medicis Pharmaceutical...................    26,800        1,910,840
  + MedImmune................................    39,700        1,008,380
    Mylan Laboratories.......................   139,550        3,525,032
  + Neurocrine Biosciences...................    16,500          899,910
  + Quest Diagnostics........................    14,500        1,060,095
  + St. Jude Medical.........................    37,000        2,269,950
  + Steris...................................    24,600          555,960
  + WellPoint Health Networks................    27,100        2,628,429
  + Zimmer Holdings..........................    48,500        3,414,400
                                                           -------------
                                                              56,446,715
                                                           -------------
    INDUSTRIAL MACHINERY-2.63%
    Briggs & Stratton........................    35,700        2,406,180
    Dover....................................    24,000          954,000
    IDEX.....................................    42,100        1,750,939
    Toro.....................................    41,800        1,939,520
                                                           -------------
                                                               7,050,639
                                                           -------------
    INSURANCE-1.46%
    Ambac Financial Group....................     2,700          187,353
    Berkley (W.R.)...........................    48,700        1,702,065
    Everest Re Group.........................    23,800        2,013,480
                                                           -------------
                                                               3,902,898
                                                           -------------
    LEISURE, LODGING & ENTERTAINMENT-6.79%
    CBRL Group...............................    24,300          929,718
    GTECH Holdings...........................    37,600        1,860,824
    Harley-Davidson..........................    30,400        1,444,912
    International Game Technology............    85,000        3,034,500
  + Marvel Enterprises.......................    75,000        2,183,250
    Mattel...................................   145,300        2,799,931
    Regal Entertainment Group Class A........    32,200          660,744
  + Starbucks................................   111,700        3,692,802
  + Yum Brands...............................    46,900        1,613,360
                                                           -------------
                                                              18,220,041
                                                           -------------
    METALS & MINING-0.28%
    Freeport-McMoRan Copper & Gold Class B...    17,500          737,275
                                                           -------------
                                                                 737,275
                                                           -------------

                                               NUMBER OF      MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    MISCELLANEOUS-1.45%
    ADVO.....................................    27,150    $     862,284
  + Apollo Group Class A.....................    26,800        1,822,400
  + Career Education.........................    30,000        1,202,100
                                                           -------------
                                                               3,886,784
                                                           -------------
    RETAIL-10.35%
  + Abercrombie & Fitch Class A..............    59,000        1,457,890
  + Advance Auto Parts.......................    31,900        2,596,660
  + AutoZone.................................    23,400        1,993,914
    Claire's Stores..........................   139,600        2,630,064
    Dollar General...........................   104,400        2,191,356
    Family Dollar Stores.....................    18,400          660,192
    Michaels Stores..........................    37,900        1,675,180
  + Office Depot.............................    78,100        1,305,051
    RadioShack...............................    34,900        1,070,732
  + Rent-A-Center............................    62,600        1,870,488
    Ross Stores..............................    81,200        2,146,116
  + Staples..................................   192,100        5,244,330
  + Yankee Candle............................   106,500        2,910,645
                                                           -------------
                                                              27,752,618
                                                           -------------
    TELECOMMUNICATIONS-1.75%
  + Advanced Fibre Communication.............    32,300          650,845
    CenturyTel...............................    72,200        2,355,164
  + Foundry Networks.........................    61,800        1,690,848
                                                           -------------
                                                               4,696,857
                                                           -------------
    TEXTILES, APPAREL & FURNITURE-3.41%
  + Columbia Sportswear......................    20,400        1,111,800
    HON Industries...........................    60,000        2,599,200
    Kellwood.................................    33,000        1,353,000
  + Mohawk Industries........................    40,000        2,821,600
  + Timberland...............................    24,000        1,249,680
                                                           -------------
                                                               9,135,280
                                                           -------------
    UTILITIES-0.72%
    Entergy..................................    33,700        1,925,281
                                                           -------------
                                                               1,925,281
                                                           -------------
    TOTAL COMMON STOCK
     (COST $206,708,997).....................                256,307,642
                                                           -------------
    EXCHANGE TRADED FUNDS-4.41%
    Midcap SPDR Trust Series I...............    74,971        7,915,438
    Nasdaq 100...............................   107,706        3,922,653
                                                           -------------
    TOTAL EXCHANGE TRADED FUNDS
     (COST $11,446,522)......................                 11,838,091
                                                           -------------

                           Aggressive Growth Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-100.00% (COST
 $218,155,519)..............................................  $ 268,145,733
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-0.00%.......         (1,481)
                                                              -------------
NET ASSETS APPLICABLE TO 30,920,263 SHARES
 OUTSTANDING-100.00%........................................  $ 268,144,252
                                                              =============
NET ASSET VALUE-AGGRESSIVE GROWTH FUND STANDARD CLASS
 ($267,451,002 / 30,840,199 SHARES).........................         $8.672
                                                              =============
NET ASSET VALUE-AGGRESSIVE GROWTH FUND SERVICE CLASS
 ($693,250 / 80,064 SHARES).................................         $8.659
                                                              =============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $ 487,382,629
Accumulated net realized loss on investments................   (269,228,591)
Net unrealized appreciation of investments..................     49,990,214
                                                              -------------
Total net assets............................................  $ 268,144,252
                                                              =============

------------------
+Non-income producing security for the year ended December 31, 2003.

                             See accompanying notes

                           Aggressive Growth Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends................................................  $ 1,127,855
Interest.................................................       57,597
                                                           -----------
                                                             1,185,452
                                                           -----------
EXPENSES:
Management fees..........................................    1,741,513
Accounting and administration expenses...................      185,219
Reports and statements to shareholders...................       91,977
Professional fees........................................       51,669
Custodian fees...........................................       20,427
Trustees' fees...........................................        5,167
Distribution expenses-Service Class......................          559
Other....................................................       13,866
                                                           -----------
                                                             2,110,397
Less expense paid indirectly.............................         (527)
                                                           -----------
Total expenses...........................................    2,109,870
                                                           -----------
NET INVESTMENT LOSS......................................     (924,418)
                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
 Investments.............................................   (4,627,591)
 Options written.........................................      140,781
                                                           -----------
Net realized loss........................................   (4,486,810)
Net change in unrealized appreciation/depreciation of
 investments.............................................   71,684,771
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........   67,197,961
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $66,273,543
                                                           ===========

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                             12/31/03       12/31/02
                                           ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment loss......................  $   (924,418)  $  (1,272,635)
Net realized loss on investments.........    (4,486,810)    (71,017,467)
Net change in unrealized appreciation/
 depreciation of investments.............    71,684,771     (29,564,328)
                                           ------------   -------------
Net increase (decrease) in net assets
 resulting from operations...............    66,273,543    (101,854,430)
                                           ------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..........................    12,163,594       7,819,843
 Service Class...........................       734,771               -
                                           ------------   -------------
                                             12,898,365       7,819,843
                                           ------------   -------------
Cost of shares repurchased:
 Standard Class..........................   (24,828,370)    (44,937,048)
 Service Class...........................       (92,766)              -
                                           ------------   -------------
                                            (24,921,136)    (44,937,048)
                                           ------------   -------------
Decrease in net assets derived from
 capital share transactions..............   (12,022,771)    (37,117,205)
                                           ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS....    54,250,772    (138,971,635)
NET ASSETS:
Beginning of year........................   213,893,480     352,865,115
                                           ------------   -------------
End of year..............................  $268,144,252   $ 213,893,480
                                           ============   =============

                             See accompanying notes

                           Aggressive Growth Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       AGGRESSIVE GROWTH FUND STANDARD CLASS
                                                                                     YEAR ENDED
                                                   12/31/03(1)        12/31/02        12/31/01        12/31/00        12/31/99(2)
                                                   ------------------------------------------------------------------------------
Net asset value, beginning of period.............   $  6.539          $  9.371        $ 17.644        $ 19.038         $ 13.367

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(3)...........................     (0.029)           (0.036)         (0.043)         (0.083)          (0.060)
Net realized and unrealized gain (loss) on
 investments.....................................      2.162            (2.796)         (5.119)         (0.279)           5.732
                                                    --------          --------        --------        --------         --------
Total from investment operations.................      2.133            (2.832)         (5.162)         (0.362)           5.672
                                                    --------          --------        --------        --------         --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................          -                 -               -               -           (0.001)
Net realized gain on investments.................          -                 -          (3.111)         (1.032)               -
                                                    --------          --------        --------        --------         --------
Total dividends and distributions................          -                 -          (3.111)         (1.032)          (0.001)
                                                    --------          --------        --------        --------         --------

Net asset value, end of period...................   $  8.672          $  6.539        $  9.371        $ 17.644         $ 19.038
                                                    ========          ========        ========        ========         ========

Total return(4)..................................     32.62%           (30.22%)        (33.29%)         (2.69%)          42.43%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........   $267,451          $213,893        $352,865        $591,414         $448,193
Ratio of expenses to average net assets..........      0.90%             0.87%           0.81%           0.78%            0.87%
Ratio of net investment loss to average net
 assets..........................................     (0.39%)           (0.47%)         (0.40%)         (0.41%)          (0.48%)
Portfolio turnover...............................        94%               77%            112%            106%             209%

------------------
(1)Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(2)Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer as the Fund's sub-adviser.

(3)The average shares outstanding method has been applied for per share information.

(4)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                           Aggressive Growth Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                       AGGRESSIVE GROWTH FUND SERVICE CLASS

                                                             5/15/03(1)
                                                                 TO
                                                              12/31/03
                                                             ----------
Net asset value, beginning of period.......................    $ 7.172

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2).....................................     (0.029)
Net realized and unrealized gain on investments............      1.516
                                                               -------
Total from investment operations...........................      1.487
                                                               -------

Net asset value, end of period.............................    $ 8.659
                                                               =======

Total return(3)............................................     20.73%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....................    $   693
Ratio of expenses to average net assets....................      1.11%
Ratio of net investment loss to average net assets.........     (0.57%)
Portfolio turnover(4)......................................        94%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                           Aggressive Growth Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (See Note #9), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Aggressive Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 15, 2003. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The aggregate daily balance of the cash account may be invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $527. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $200 million, and 0.65% of the average daily net assets of the Fund in excess of $400 million.

Putnam Investment Management, LLC (the "Sub-Adviser") was responsible for the day-to-day management of the Fund's investment portfolio. For its services, the Sub-Adviser was paid directly by DMC, not the Fund. Effective January 1, 2004,
T. Rowe Price replaced Putnam Investment Management, LLC as the Sub-Adviser.

                           Aggressive Growth Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $113,546.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $71,673.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $166,661
Accounting and Administration Fees Payable to DSC...........    31,745
Administration Fees Payable to Lincoln Life.................     4,859
Distribution Fees Payable to the Companies..................       345

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $215,944,146 and sales of $222,928,805 of investment securities other than short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $220,762,009. At December 31, 2003, net unrealized appreciation was $47,383,724, of which $49,138,899 related to unrealized appreciation of investments and $1,755,175 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. There were no distributions paid during the years ended December 31, 2003 and 2002.

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................   $ 487,382,629
Capital loss carryforwards..............................    (266,622,101)
Unrealized appreciation of investments..................      47,383,724
                                                           -------------
Net assets..............................................   $ 268,144,252
                                                           =============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $174,625,329 expires in 2009, $76,089,467 expires in 2010 and $15,907,305 expires in 2011.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                  YEAR              YEAR
                                                 ENDED             ENDED
                                                12/31/03          12/31/02
                                               ----------        ----------
Shares sold:
 Standard Class..............................  1,607,554          1,004,574
 Service Class...............................     91,510                  -
                                               ----------        ----------
                                               1,699,064          1,004,574
                                               ----------        ----------
Shares repurchased:
 Standard Class..............................  (3,477,297)       (5,949,739)
 Service Class...............................    (11,446)                 -
                                               ----------        ----------
                                               (3,488,743)       (5,949,739)
                                               ----------        ----------
Net decrease.................................  (1,789,679)       (4,945,165)
                                               ==========        ==========

                           Aggressive Growth Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SUPPLEMENTAL FINANCIAL INSTRUMENTS INFORMATION
Options Written--During the year ended December 31, 2003, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2003 for the Fund, were as follows:

                                                  NUMBER
                                               OF CONTRACTS        PREMIUMS
                                               ------------        --------
Options outstanding at December 31, 2002.....           -          $      -
Options written..............................     317,107           141,965
Options terminated in closing purchase
 transaction.................................    (112,569)          (54,893)
Options expired..............................    (204,538)          (87,072)
                                                 --------          --------
Options outstanding at December 31, 2003.....           -          $      -
                                                 ========          ========

7. MARKET RISK
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small-and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

9. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Aggressive Growth Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Aggressive Growth Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Aggressive Growth Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment loss, and accumulated realized loss of the Lincoln National Aggressive Growth Fund, Inc. as of April 30, 2003, were as follows:

Net assets                                           $ 213,155,459
Net unrealized appreciation                              3,893,356
Undistributed net investment loss                         (414,059)
Accumulated realized loss                             (280,876,031)

The Lincoln National Aggressive Growth Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Aggressive Growth Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

                           Aggressive Growth Fund- 10

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Aggressive Growth Fund

We have audited the accompanying statement of net assets of Aggressive Growth Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Growth Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                           Aggressive Growth Fund- 11

OFFICER/TRUSTEE INFORMATION

                             POSITION(S)      TERM OF OFFICE
    NAME, ADDRESS AND         HELD WITH        AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH           THE TRUST       TIME SERVED(2)                    DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,       Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President and   August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        Trustee         President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                               Trustee since        Annuity Company of New York
                                            November 1994
Janet C. Chrzan(1)          Trustee         Trustee since        Senior Vice President, The Lincoln National Life
1300 S. Clinton Street                      August 2003          Insurance Company; formerly Chief Financial Officer and
Fort Wayne, IN 46802                                             Director of The Lincoln National Life Insurance Company;
DOB: 10/14/48                                                    Vice President and Assistant Treasurer, Lincoln National
                                                                 Corporation (insurance holding company); Treasurer and
                                                                 Assistant Secretary, Lincoln Financial Group Foundation,
                                                                 Inc.
John B. Borsch, Jr.         Trustee         Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                      December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee         Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                      1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                             Bascom Palmer Eye Institute, University of Miami School
DOB: 11/10/41                                                    of Medicine; Vice President and Chief Financial Officer,
                                                                 St. Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee         Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                      February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice     Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President and   President and        Life Insurance Company
Fort Wayne, IN 46802        Treasurer       Treasurer since May
DOB: 12/06/50                               2003
Cynthia A. Rose(1)          Secretary       Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                      February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                             Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief           Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting      Officer since        Lincoln National Life Insurance Company; formerly
Fort Wayne, IN 46802        Officer         November 2003        Director of Compliance and Business Consulting, Lincoln
DOB: 07/04/59                                                    National Reassurance Company
Rise' C.M. Taylor(1)        Vice President  Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      and Assistant   Assistant Treasurer  National Life Insurance Company; Second Vice President
Fort Wayne, IN 46802        Treasurer       since August 2003    and Assistant Treasurer, Lincoln Life & Annuity Company
DOB: 12/19/67                                                    of New York; formerly Investment Portfolio Manager,
                                                                 Lincoln Investment Management

                            NUMBER OF
                             FUNDS IN
                              TRUST
                             COMPLEX
    NAME, ADDRESS AND        OVERSEEN     OTHER DIRECTORSHIPS
      DATE OF BIRTH         BY TRUSTEE      HELD BY TRUSTEE
--------------------------  -----------------------------------
Kelly D. Clevenger(1)           12      Lincoln Retirement
1300 S. Clinton Street                  Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12      First Penn-Pacific Life
1300 S. Clinton Street                  Insurance Company;
Fort Wayne, IN 46802                    Lincoln Life & Annuity
DOB: 10/14/48                           Company of New York;
                                        The Administrative
                                        Management Group, Inc.
John B. Borsch, Jr.             12      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12      First National Bank &
1300 S. Clinton Street                  Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)          N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                           Aggressive Growth Fund- 12

                                   BOND FUND

                           [DELAWARE INVESTMENT LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Bond Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- BOND FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:
                                                     (DELAWARE INVESTMENTS LOGO)

The Fund returned 7.3% (Standard Class shares with distributions reinvested) for the fiscal year 2003 while its benchmark, the Lehman Brothers Government/Credit Index*, returned 4.7%. The Fund's overweight to the lower-quality sectors of the marketplace drove the positive performance, specifically a 4% average weighting to high yield benefited its total return. Within high-grade corporates, an overweight to BBB-rated securities helped the Fund outpace the benchmark. Higher-yielding mortgage-backed securities contributed to the Fund's return, though to a lesser extent than corporate bonds. Finally, the Fund's exposure to Treasury Inflation Protected Securities (TIPS), used as a substitute for Treasuries, cushioned the downside in Treasury prices and provided incremental total return.

Fiscal year 2003 will be remembered for sound returns in the fixed-income market. Bond prices rose throughout the initial five months of 2003, owing to investor perceptions that interest rates would remain low due to a risk of economy-wide deflation. Federal Reserve accommodative monetary policy and rumored long-term bond buybacks supported that view. Treasury rates hit an all-time low in June before selling off slightly before the June Fed meeting. At that meeting, the Fed Funds rate was lowered to 1.0%, only a 25 basis point rate cut versus the 50 basis points expected. In addition, the Fed signaled that the risk of deflation was remote, removing the likelihood that bonds would be bought back. Rates moved sharply higher on the news, peaking in August. Through the rest of the year, however, rates ground lower, despite signs of significant economic strength. Weak job growth and benign inflation has led the market to believe that the Fed will be hesitant to raise rates.

High grade and high yield corporates were stellar performers during the year. Corporate fundamentals improved significantly, driving declining default rates and massive bond fund inflows. High grade corporates booked their best year on record and high yield corporates returned slightly more than 28% for the year (as measured by the Bear Stearns High Yield Index). Mortgage-backed securities returns were below the benchmark, caused by two months (March and June) when Treasury rates were highly volatile. For the remaining months of the year their above-average yield contributed positively to returns.

We anticipate continued economic growth over the next three to six months. We also expect volatility to remain stable at currently low levels. Our expectation is that interest rates will end the new fiscal year modestly higher, however, we believe rates will remain lower longer than the market consensus. While valuations in the corporate bond sectors appear less compelling versus the beginning of 2003, fundamental improvements and falling default rates make us comfortable that risk is fairly balanced versus reward. We believe that coupon payments will be more in line with capital appreciation as a portion of total return in the coming year. Mortgage-backed securities appear cheap relative to both corporate bonds and richly-valued Treasuries, particularly in the short portion of the yield curve. Overall, we believe investors will continue to gravitate toward the "spread sectors" of the market and away from U.S. Treasuries.

Ryan Brist

Growth of $10,000 invested 1/1/94 through 12/31/03
(LINE GRAPH)

                                                                  BOND FUND STANDARD CLASS               LEHMAN BROTHERS
                                                                           SHARES                    GOVERNMENT/CREDIT INDEX
                                                                  ------------------------           -----------------------
1/1/94                                                                     10000                              10000
                                                                            9582                               9649
                                                                           11398                              11506
                                                                           11661                              11840
                                                                           12747                              12995
                                                                           13965                              14226
                                                                           13509                              13921
                                                                           14980                              15570
                                                                           16355                              16894
                                                                           18012                              18759
12/31/03                                                                   19323                              19635

This chart illustrates, hypothetically, that $10,000 was invested in the Bond Fund Standard Class shares on 1/1/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,323. For comparison, look at how the Lehman Brothers Government/Credit Index did over the same period. The same $10,000 investment would have grown to $19,635. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                         +7.28%
-------------------------------------------------------
Five Years                                       +6.71%
-------------------------------------------------------
Ten Years                                        +6.81%
-------------------------------------------------------

The Service Class shares total return was 1.58% for the period from 5/15/03 (commencement of operations) to 12/31/03.

 * Lehman Brothers Government/Credit Index measures performance of diversified, investment grade, bond issues.

                                  Bond Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS
December 31, 2003

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-1.35%
     Freddie Mac Structured Pass Through
      Securities Series T-58 2A
      6.50% 9/25/43.....................       $ 4,701,597   $  4,999,856
     GNMA Series 2002-61 BA
      4.648% 3/16/26....................         1,700,000      1,745,214
     GNMA Series 2002-62 B
      4.763% 1/16/25....................         1,770,000      1,818,596
     GNMA Series 2003-5 B
      4.486% 10/16/25...................         3,580,000      3,606,341
                                                             ------------
     TOTAL AGENCY COLLATERALIZED
      MORTGAGE OBLIGATIONS (COST
      $12,042,567)......................                       12,170,007
                                                             ------------
     AGENCY MORTGAGE-BACKED SECURITIES-11.84%
     Fannie Mae
      4.50% 11/1/10.....................         3,287,290      3,340,708
      5.00% 6/1/18 to 7/1/18............        14,883,643     15,204,572
      5.50% 1/1/19 TBA..................        25,525,000     26,450,283
      5.50% 5/1/33 to 11/1/33...........        37,294,992     37,807,798
      6.00% 4/1/17......................           623,978        655,372
      6.50% 3/1/17......................         1,531,934      1,626,244
      7.50% 11/1/29 to 7/1/32...........         3,270,002      3,495,906
     Freddie Mac
      5.00% 7/1/18 to 9/1/33............        17,446,253     17,694,286
                                                             ------------
     TOTAL AGENCY MORTGAGE-BACKED
      SECURITIES
      (COST $105,910,427)...............                      106,275,169
                                                             ------------
     AGENCY OBLIGATIONS-5.91%
     Fannie Mae
      2.375% 4/13/06....................        25,800,000     25,802,708
      2.875% 10/15/05...................         3,865,000      3,938,203
      4.00% 9/2/08......................         3,760,000      3,811,802
      4.625% 10/15/13...................        12,500,000     12,436,188
     Federal Home Loan Bank
      2.25% 12/15/05....................         4,415,000      4,444,704
     Freddie Mac
      6.25% 7/15/32.....................         2,350,000      2,564,515
                                                             ------------
     TOTAL AGENCY OBLIGATIONS
      (COST $52,799,036)................                       52,998,120
                                                             ------------
     ASSET-BACKED SECURITIES-3.83%
     ABSN NIMS Trust
      Series 2004-1 A
      7.00% 1/15/33.....................           320,000        316,476
  ++ Ameriquest Mortgage Securities
      Series 2002-1 M4
      3.319% 5/25/32....................         1,400,000      1,312,038
##++# ARES Leveraged Fund II CBO 144A
      5.71% 10/31/05....................         1,250,000      1,128,313
     Bank One Issuance Trust Series
      2002-A3
      3.59% 5/17/10.....................         2,920,000      2,966,397

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     ASSET-BACKED SECURITIES (CONTINUED)
     Capital One Multi-Asset Execution
      Trust Series 2003-C2
      4.32% 4/15/09.....................       $ 1,540,000   $  1,570,579
 ### Carlyle High Yield Partners CBO
      Series 1 D1 144A
      12.24% 5/31/07....................         1,000,000      1,029,924
  ## Carlyle High Yield Partners CBO
      Series 1 B1
      8.00% 5/31/07.....................         4,900,000      5,119,941
   # Chase Funding Net Interest Margin
      Series 2003-2A 144A
      8.75% 6/27/36.....................           576,126        577,567
     Citibank Credit Card Issuance Trust
      Series 2003-A6
      2.90% 5/17/10.....................         2,845,000      2,781,750
     Freddie Mac Structured Pass Through
      Securities Series T-50 A3
      2.182% 9/27/07....................         2,113,547      2,115,434
   # GSAMP Trust
      Series 2002-WFN 144A
      8.25% 10/20/32....................           307,369        308,353
   # Home Equity Asset Trust
      Series 2003-5 N A 144A
      7.50% 1/27/34.....................           810,382        804,304
   # Master ABS NIM Trust Series
      2003-CI2 N1 144A
      6.65% 8/26/33.....................           585,430        586,894
     MBNA Credit Card Master Note Trust
      Series 2001-A1
      5.75% 10/15/08....................         1,950,000      2,097,190
     Mid-State Trust Series 2011 A1
      4.864% 7/15/38....................         1,263,550      1,188,986
   # Novastar Capital Trust
      Series 2002-C1 A 144A
      7.15% 9/25/31.....................           164,457        164,457
   # Option One Mortgage Securities
      Series 2002-2A Certificates 144A
      8.83% 6/26/32.....................            12,747         12,747
##**# RHYNO CBO Delaware
      Series 1997-1 A2 144A
      6.33% 9/15/09.....................           993,326      1,026,816
     SAIL Net Interest Margin Notes
      Series 2003-10A A
      7.50% 10/27/33....................           885,859        885,859
 ### SANKATY Market Value
      Series 3 B1 144A CDO
      7.379% 4/30/09....................         1,920,000      2,036,291
   # Sharp Series 2002-HE2N N 144A
      9.50% 10/25/32....................           168,588        168,588

                                  Bond Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     ASSET-BACKED SECURITIES (CONTINUED)
   # Sierra Receivables Funding Company 144A
      Series 2003-1A
      3.09% 1/15/14.....................       $ 2,108,781   $  2,104,169
      Series 2003-2A A1
      3.03% 9/15/15.....................         2,781,094      2,774,141
   # Sky Financial Medical
      Series 2001-B 144A
      5.55% 7/15/12.....................         1,232,891      1,264,099
                                                             ------------
     TOTAL ASSET-BACKED SECURITIES (COST
      $34,307,323)......................                       34,341,313
                                                             ------------
     COMMERCIAL MORTGAGE-BACKED SECURITIES-0.63%
     Credit Suisse First Boston Mortgage
      Securities Corporation
      Series 2001-CK3 A2
      6.04% 6/15/34.....................         1,665,000      1,781,619
   # Merrill Lynch Mortgage Trust Series
      2002-MW1 J 144A
      5.695% 7/12/34....................           749,500        605,221
 ++# Prudential Securities
      Series 1998-C1 144A
      7.336% 5/15/13....................         2,165,000      1,779,782
 ++# Salomon Brothers Mortgage
      Securities
      Series 1999-C1 J 144A
      7.00% 5/18/32.....................         1,855,000      1,477,137
                                                             ------------
     TOTAL COMMERCIAL MORTGAGE-BACKED
      SECURITIES
      (COST $5,247,598).................                        5,643,759
                                                             ------------
     CORPORATE BONDS-43.83%
     AUTOMOBILES & AUTOMOTIVE PARTS-1.64%
     Ford Motor
      7.45% 7/16/31.....................         7,735,000      7,839,306
     General Motors
      7.125% 7/15/13....................         2,520,000      2,768,447
      8.375% 7/15/33....................         3,095,000      3,603,518
   # Metaldyne 144A
      10.00% 11/1/13....................           540,000        548,100
                                                             ------------
                                                               14,759,371
                                                             ------------
     BANKING, FINANCE & INSURANCE-12.85%
     AON
      7.375% 12/14/12...................         2,740,000      3,138,207
   # ASIF Global Financing 144A
      4.90% 1/17/13.....................         3,240,000      3,225,964
     Bear Stearns
      4.65% 7/2/18......................         3,970,000      3,637,731
     Capital One Bank
      6.50% 6/13/13.....................         4,465,000      4,689,429
     Citigroup
      5.625% 8/27/12....................         3,155,000      3,336,261
      5.875% 2/22/33....................         2,995,000      2,953,648
     Corrections Corporation of America
      7.50% 5/1/11......................           955,000      1,007,525

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     BANKING, FINANCE & INSURANCE (CONTINUED)
     Countrywide Home Loan
      ++1.652% 6/2/06...................       $ 6,330,000   $  6,380,234
      5.25% 6/15/04.....................         2,870,000      2,918,713
     Credit Suisse First Boston USA
      3.875% 1/15/09....................         3,760,000      3,759,767
      6.125% 11/15/11...................         4,505,000      4,912,441
   # Erac USA Finance 144A
      7.35% 6/15/08.....................         8,625,000      9,863,627
   # Farmers Insurance Exchange 144A
      8.625% 5/1/24.....................         4,975,000      5,214,103
     Ford Motor Credit
      5.625% 10/1/08....................         3,975,000      4,084,917
      7.25% 10/25/11....................           665,000        722,318
     Franklin Resources
      3.70% 4/15/08.....................         3,180,000      3,165,843
     General Electric Capital
      5.45% 1/15/13.....................         5,050,000      5,263,004
     GMAC
      6.75% 1/15/06.....................         3,400,000      3,651,801
      7.25% 3/2/11......................         2,035,000      2,235,759
      8.00% 11/1/31.....................         4,080,000      4,595,386
     Goldman Sachs
      5.25% 10/15/13....................         2,265,000      2,291,097
     Harleysville Group
      5.75% 7/15/13.....................         1,070,000      1,010,773
     Household Finance
      4.125% 12/15/08...................         3,850,000      3,887,980
     International Lease Finance
      5.875% 5/1/13.....................         1,825,000      1,926,185
   # Massachusetts Mutual
      Life Insurance 144A
      5.625% 5/15/33....................         4,185,000      4,079,078
     Morgan Stanley
      5.30% 3/1/13......................         2,320,000      2,374,170
     National Rural Utilities
      3.875% 2/15/08....................         4,280,000      4,337,921
     Popular North America
      4.25% 4/1/08......................         4,545,000      4,631,655
   # Rabobank Capital 144A
      5.26% 12/29/49....................         2,365,000      2,373,746
     Regions Financial
      6.375% 5/15/12....................         4,365,000      4,809,833
     Stilwell Financial
      7.00% 11/1/06.....................         1,490,000      1,629,087
     Wilmington Trust
      4.875% 4/15/13....................         3,260,000      3,210,311
                                                             ------------
                                                              115,318,514
                                                             ------------
     BUILDING & MATERIALS-0.08%
   # Lone Star Industries 144A
      8.85% 6/15/05.....................           655,000        687,750
                                                             ------------
                                                                  687,750
                                                             ------------

                                  Bond Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     CABLE, MEDIA & PUBLISHING-2.57%
     AOL Time Warner
      7.70% 5/1/32......................       $ 4,635,000   $  5,430,001
     Liberty Media
      3.50% 9/25/06.....................         2,140,000      2,152,356
     Mediacom LLC
      9.50% 1/15/13.....................           370,000        394,050
     Time Warner
      8.18% 8/15/07.....................         1,625,000      1,883,292
     Time Warner Entertainment
      8.375% 3/15/23....................         3,402,000      4,228,740
     USA Interactive
      6.75% 11/15/05....................         3,750,000      3,998,085
      7.00% 1/15/13.....................         4,485,000      4,953,445
                                                             ------------
                                                               23,039,969
                                                             ------------
     CHEMICALS-0.64%
     Dow Chemical
      6.00% 10/1/12.....................         2,125,000      2,240,657
     Lyondell Chemical
      9.875% 5/1/07.....................         1,140,000      1,208,400
     Valspar
      6.00% 5/1/07......................         2,110,000      2,291,469
                                                             ------------
                                                                5,740,526
                                                             ------------
     CONSUMER PRODUCTS-0.36%
   # Fortune Brands 144A
      7.125% 11/1/04....................         3,130,000      3,270,199
                                                             ------------
                                                                3,270,199
                                                             ------------
     ENERGY-3.41%
     Consumers Energy
      6.00% 3/15/05.....................         1,410,000      1,469,145
   # Consumers Energy 144A
      4.25% 4/15/08.....................         1,725,000      1,743,918
     Enterprise Products
      6.875% 3/1/33.....................         3,395,000      3,403,098
      7.50% 2/1/11......................         1,740,000      1,947,178
   # Halliburton 144A
      5.50% 10/15/10....................         2,605,000      2,728,201
   # Kern River Funding 144A
      4.893% 4/30/18....................         1,481,538      1,478,946
     Kinder Morgan Energy
      7.75% 3/15/32.....................         1,105,000      1,322,424
      8.00% 3/15/05.....................           685,000        733,597
     Marathon Oil
      9.125% 1/15/13....................         2,485,000      3,193,936
     Northern Border Pipeline
      6.25% 5/1/07......................         2,190,000      2,381,765
     Reliant Energy
      7.75% 2/15/11.....................         1,600,000      1,802,336
     Sempra Energy
      6.925% 7/1/04.....................         3,210,000      3,291,357
     Tesoro Petroleum
      8.00% 4/15/08.....................           360,000        384,300

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     ENERGY (CONTINUED)
     Valero Energy
      6.125% 4/15/07....................       $ 1,390,000   $  1,510,184
     Valero Logistics
      6.05% 3/15/13.....................         3,075,000      3,205,589
                                                             ------------
                                                               30,595,974
                                                             ------------
     FOOD, BEVERAGE & TOBACCO-4.50%
     Altria Group
      7.00% 11/4/13.....................         5,420,000      5,792,370
     Anheuser-Busch
      5.05% 10/15/16....................         6,575,000      6,546,938
     DiGiorgio
      10.00% 6/15/07....................           875,000        826,875
     Kraft Foods
      4.00% 10/1/08.....................         4,570,000      4,602,132
      5.625% 11/1/11....................         2,695,000      2,844,071
   # Miller Brewing 144A
      5.50% 8/15/13.....................         6,900,000      7,062,432
     Nabisco
      6.85% 6/15/05.....................         2,220,000      2,373,227
     Philip Morris
      6.375% 2/1/06.....................         2,000,000      2,123,322
     Safeway
      6.15% 3/1/06......................         1,359,000      1,454,853
     Universal
      6.50% 2/15/06.....................         1,690,000      1,823,006
     UST
      6.625% 7/15/12....................         3,630,000      4,044,637
      8.80% 3/15/05.....................           800,000        862,073
                                                             ------------
                                                               40,355,936
                                                             ------------
     HEALTHCARE & PHARMACEUTICALS-1.74%
     Medco Health Solutions
      7.25% 8/15/13.....................         6,160,000      6,732,023
     Schering-Plough
      5.30% 12/1/13.....................         1,050,000      1,070,780
      6.50% 12/1/33.....................         3,400,000      3,551,082
     Wyeth
      5.50% 2/1/14......................         1,105,000      1,119,761
      6.45% 2/1/24......................         1,005,000      1,032,842
      6.50% 2/1/34......................         2,080,000      2,133,959
                                                             ------------
                                                               15,640,447
                                                             ------------
     INDUSTRIAL MACHINERY-1.37%
     Jabil Circuit
      5.875% 7/15/10....................         2,075,000      2,167,296
     Johnson Controls
      4.875% 9/15/13....................         3,020,000      3,052,365
      5.00% 11/15/06....................         1,015,000      1,081,948
     Oncor Electric
      7.00% 5/1/32......................           530,000        586,568

                                  Bond Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     INDUSTRIAL MACHINERY (CONTINUED)
     USX
      9.375% 2/15/12....................       $ 2,865,000   $  3,684,422
     York International
      6.625% 8/15/06....................         1,595,000      1,722,337
                                                             ------------
                                                               12,294,936
                                                             ------------
     LEISURE, LODGING & ENTERTAINMENT-0.20%
     Lodgenet Entertainment
      9.50% 6/15/13.....................         1,615,000      1,776,500
                                                             ------------
                                                                1,776,500
                                                             ------------
     METALS & MINING-0.41%
     Barrick Gold Finance
      7.50% 5/1/07......................         2,725,000      3,103,331
     Newmont Gold
      8.91% 1/5/09......................           502,124        563,996
                                                             ------------
                                                                3,667,327
                                                             ------------
     PACKAGING & CONTAINERS-0.06%
     Portola Packaging
      10.75% 10/1/05....................           510,000        513,825
                                                             ------------
                                                                  513,825
                                                             ------------
     PAPER & FOREST PRODUCTS-0.07%
     Bowater
      6.50% 6/15/13.....................           655,000        636,783
                                                             ------------
                                                                  636,783
                                                             ------------
     REAL ESTATE-0.26%
     Developers Diversified Realty
      4.625% 8/1/10.....................         2,320,000      2,310,548
                                                             ------------
                                                                2,310,548
                                                             ------------
     RETAIL-1.06%
     Kohl's
      7.25% 6/1/29......................         2,415,000      2,828,774
     Lowe's
      7.50% 12/15/05....................         4,555,000      5,030,178
     Wendy's International
      6.35% 12/15/05....................         1,570,000      1,690,709
                                                             ------------
                                                                9,549,661
                                                             ------------
     TELECOMMUNICATIONS-4.79%
     AT&T
      7.25% 11/15/06....................         5,535,000      6,125,585
     AT&T Wireless Services
      8.75% 11/15/31....................         2,885,000      3,382,948
     Sprint Capital
      6.375% 5/1/09.....................         1,290,000      1,380,535
      8.375% 3/15/12....................         2,795,000      3,270,592
      8.75% 3/15/32.....................         8,900,000     10,551,056
     Verizon New York
      7.375% 4/1/32.....................         7,277,000      8,041,943
     Verizon Virginia
      4.625% 3/15/13....................         5,940,000      5,737,553

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     CORPORATE BONDS (CONTINUED)
     TELECOMMUNICATIONS (CONTINUED)
     Verizon Wireless Capital
      5.375% 12/15/06...................       $ 4,180,000   $  4,464,136
                                                             ------------
                                                               42,954,348
                                                             ------------
     TRANSPORTATION & SHIPPING-1.86%
     American Airlines
      6.817% 5/23/11....................         2,705,000      2,435,778
     Continental Airlines
      6.503% 6/15/11....................         3,825,000      3,772,966
      7.033% 6/15/11....................         2,281,396      1,963,461
      7.875% 7/2/18.....................         4,915,000      4,943,851
     Delta Air Lines
      7.299% 9/18/06....................         2,890,000      2,608,046
     US Airways
      6.85% 7/30/19.....................           965,741        924,027
                                                             ------------
                                                               16,648,129
                                                             ------------
     UTILITIES-5.96%
     Amerada Hess
      7.30% 8/15/31.....................         2,035,000      2,107,672
     Avista
      7.75% 1/1/07......................         2,310,000      2,563,204
      9.75% 6/1/08......................         1,645,000      1,965,775
     Boston Gas Company
      8.87% 1/5/05......................         1,890,000      2,022,565
   # Centerpoint Energy 144A
      6.85% 6/1/15......................         1,605,000      1,652,869
     Detroit Edison
      5.05% 10/1/05.....................         3,925,000      4,107,399
     Exelon Generation
      6.95% 6/15/11.....................         3,005,000      3,380,583
     FPL Group Capital
      3.25% 4/11/06.....................         5,585,000      5,686,267
   # Power Contract Financing 144A
      5.20% 2/1/06......................         3,840,000      3,899,608
      6.256% 2/1/10.....................         3,190,000      3,368,436
     PSE&G Energy
      7.75% 4/16/07.....................         4,825,000      5,144,656
     PSE&G Power
      8.625% 4/15/31....................         2,000,000      2,585,330
     Scana
      7.44% 10/19/04....................         3,000,000      3,136,701
     Southern Company Capital Funding
      5.30% 2/1/07......................         1,055,000      1,139,014
     TECO Energy
      7.20% 5/1/11......................           195,000        203,775
     Tennessee Gas Pipeline
      8.375% 6/15/32....................         3,500,000      3,731,875
     TXU Energy Company
      7.00% 3/15/13.....................         6,130,000      6,793,750
                                                             ------------
                                                               53,489,479
                                                             ------------
     TOTAL CORPORATE BONDS (COST
      $376,036,943).....................                      393,250,222
                                                             ------------

                                  Bond Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     FOREIGN BONDS-8.90%
     AUSTRALIA-0.34%
   # Cable & Wire Finance 144A
      8.125% 6/15/09....................       $   635,000   $    753,651
     Westpac Banking
      4.625% 6/1/18.....................         2,460,000      2,297,601
                                                             ------------
                                                                3,051,252
                                                             ------------
     BAHAMAS-0.56%
   # Bahamas Government International
      Bond 144A
      6.625% 5/15/33....................         4,755,000      4,991,647
                                                             ------------
                                                                4,991,647
                                                             ------------
     BERMUDA-0.60%
 ++# Oil Insurance 144A
      5.15% 8/15/33.....................         5,315,000      5,359,115
                                                             ------------
                                                                5,359,115
                                                             ------------
     CANADA-0.61%
     Hydro-Quebec
      6.30% 5/11/11.....................         3,515,000      3,971,338
     Thomson 5.75% 2/1/08...............         1,370,000      1,487,071
                                                             ------------
                                                                5,458,409
                                                             ------------
     CAYMAN ISLANDS-1.98%
     Hutchison Whampoa International
      6.50% 2/13/13.....................         1,120,000      1,168,335
   # Hutchison Whampoa International
      144A 6.25% 1/24/14................         2,235,000      2,274,430
##++# ML CBO
      Series 1996-P1 144A
      1.65% 7/7/06......................         1,333,113      1,307,823
 ### ML CBO
      Series 1999-PUTNUM-1 144A
      7.515% 8/10/11....................         3,357,134      3,491,303
 #++ Strip
      Series 2003-1A 144A
      3.308% 3/24/18....................         5,763,965      5,732,893
     Transocean Sedco Forex
      6.75% 4/15/05.....................         3,050,000      3,221,386
 ### Travelers Funding Limited CBO
      Series 1A A2 144A
      6.35% 2/18/14.....................           500,000        519,987
                                                             ------------
                                                               17,716,157
                                                             ------------
     CHILE-0.68%
   # Codelco 144A
      5.50% 10/15/13....................         2,360,000      2,400,304
     Empresa Nacional de Petroleum
      6.75% 11/15/12....................         3,355,000      3,712,683
                                                             ------------
                                                                6,112,987
                                                             ------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     FOREIGN BONDS (CONTINUED)
     MEXICO-0.74%
     Telefonos de Mexico
      8.25% 1/26/06.....................       $   840,000   $    930,367
   # Telefonos de Mexico 144A
      4.50% 11/19/08....................         5,660,000      5,696,903
                                                             ------------
                                                                6,627,270
                                                             ------------
     NETHERLANDS-1.23%
     Aegon NV
      4.75% 6/1/13......................         2,860,000      2,794,006
   # ING Bank 144A
      5.125% 5/1/15.....................         7,280,000      7,271,234
     Telefonica Europe
      7.35% 9/15/05.....................           925,000      1,004,268
                                                             ------------
                                                               11,069,508
                                                             ------------
     NORWAY-0.05%
     Norsk Hydro
      6.70% 1/15/18.....................           415,000        461,809
                                                             ------------
                                                                  461,809
                                                             ------------
     SINGAPORE-1.07%
   # Singapore Telecommunications 144A
      7.375% 12/1/31....................         8,120,000      9,622,606
                                                             ------------
                                                                9,622,606
                                                             ------------
     SUPRANATIONAL-0.23%
     Corporate Andina de Fomento
      5.20% 5/21/13.....................         2,080,000      2,074,833
                                                             ------------
                                                                2,074,833
                                                             ------------
     SWEDEN-0.81%
   # Nordea Bank 144A
      5.25% 11/30/12....................         7,115,000      7,275,529
                                                             ------------
                                                                7,275,529
                                                             ------------
     TOTAL FOREIGN BONDS (COST
      $78,900,423)......................                       79,821,122
                                                             ------------
     MUNICIPAL BONDS-3.31%
     California State
      5.00% 2/1/33......................         1,485,000      1,446,078
  ++ Clayton County,
      Georgia Development Authority
      1.12% 6/1/29......................         7,600,000      7,600,000
  ++ Forsyth,
      Montana Pollution Control Revenue
      5.20% 5/1/33......................         2,150,000      2,226,089
     Illinois State Taxable Pension
      5.10% 6/1/33......................         8,375,000      7,660,444
     Long Island, New York Power
      Authority
      Series A
      5.00% 6/1/08......................         2,225,000      2,423,893

                                  Bond Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     MUNICIPAL BONDS (CONTINUED)
     Oregon State Taxable-Pension
      5.892% 6/1/27.....................       $ 5,695,000   $  5,871,659
     Wisconsin State General Revenue
      5.70% 5/1/26 (FSA)................         2,460,000      2,480,738
                                                             ------------
     TOTAL MUNICIPAL BONDS (COST
      $30,160,860)......................                       29,708,901
                                                             ------------
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-5.67%
   # ARC Net Interest Margin Trust
      Series 2002-5A A 144A
      7.75% 7/27/32.....................            81,509         81,814
     Bank of America
      Alternative Loan Trust
      Series 2003-10 2A1
      6.00% 12/25/33....................         4,284,069      4,399,874
      Series 2003-11 1A1
      6.00% 1/25/34.....................         2,675,000      2,748,145
  ++ Bank of America Mortgage Securities
      Series 2003-D 1A2
      3.428% 5/25/33....................           532,826        541,607
      Series 2003-F 1A1
      2.969% 7/25/33....................         1,775,786      1,777,083
      Series 2003-I 2A4
      3.828% 10/25/33...................         3,805,000      3,820,627
  ++ Bear Stearns
      Adjustable Rate Mortgage Trust
      Series 2003-7 8A
      4.83% 10/25/33....................         4,304,354      4,376,085
     Countrywide Alternative Loan Trust
      Series 2002-7 CB11
      6.75% 8/25/32.....................         1,513,396      1,527,180
     Credit Suisse First Boston
      Mortgage Securities
      Series 2002-10 2A1
      7.50% 5/25/32.....................         1,710,470      1,834,352
      Series 2002-30 1A1
      7.50% 11/25/32....................         1,338,694      1,418,925
      Series 2003-23 5A1
      6.00% 9/25/33.....................         2,406,452      2,483,688
      Series 2003-23 7A1
      5.00% 9/25/18.....................         4,097,100      4,142,647
     First Horizon Asset Securities
      Series 2003-5 1A17
      8.00% 7/25/33.....................         1,474,421      1,587,202
  ++ Master Adjustable Rate Mortgages
      Trust Series 2003-6 1A2
      3.134% 12/25/33...................         2,865,000      2,854,256
     Master Alternative Loans Trust
      Series 2003-9 1A1
      5.50% 12/25/18....................         4,100,000      4,224,281

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
     NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
     Washington Mutual
      ++Series 2003-AR4 A7
      3.95% 5/25/33.....................       $ 2,484,677   $  2,490,301
      Series 2003-S1 A1
      5.00% 4/25/33.....................         3,722,598      3,811,033
  ++ Wells Fargo
      Mortgage Backed Securities Trust
      Series 2003-K 2A5
      4.522% 11/25/33...................         2,395,000      2,179,469
      Series 2003-M A1
      4.788% 12/25/33...................         4,588,875      4,532,949
                                                             ------------
     TOTAL NON-AGENCY COLLATERALIZED
      MORTGAGE OBLIGATIONS (COST
      $50,593,336)......................                       50,831,518
                                                             ------------
     U.S. TREASURY OBLIGATIONS-13.13%
     U.S. Treasury Bond
      5.375% 2/15/31....................        29,445,000     30,715,994
     U.S. Treasury Inflation Index Notes
      1.875% 7/15/13....................         4,290,970      4,261,474
      3.00% 7/15/12.....................         9,635,838     10,507,582
      3.375% 4/15/32....................         8,885,194     10,983,281
      3.625% 1/15/08....................        12,424,552     13,744,673
     U.S. Treasury Notes
      1.625% 9/30/05....................        16,715,000     16,713,696
      3.375% 11/15/08 to 12/15/08.......         5,210,000      5,251,575
      4.25% 11/15/13....................        25,650,000     25,629,967
                                                             ------------
     TOTAL U.S. TREASURY OBLIGATIONS
      (COST $115,707,100)...............                      117,808,242
                                                             ------------
                                                NUMBER OF
                                                 SHARES
     PREFERRED STOCK-0.05%
     CSC Holdings
      11.125%...........................             4,250        447,313
                                                             ------------
     TOTAL PREFERRED STOCK (COST
      $454,750).........................                          447,313
                                                             ------------
     WARRANTS-0.00%
  +# Solutia 144A.......................             4,350             44
                                                             ------------
     TOTAL WARRANTS
      (COST $370,046)...................                               44
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                (U.S. $)
   * COMMERCIAL PAPER-4.65%
     Moat Funding
      1.08% 1/27/04.....................       $10,000,000      9,992,200
     Rabobank USA
      0.94% 1/2/04......................         8,275,000      8,274,784

                                  Bond Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
   * COMMERCIAL PAPER (CONTINUED)
     Three Pillars
      1.09% 1/14/04.....................       $ 8,460,000   $  8,456,670
     UBS Finance
      0.95% 1/2/04......................        15,000,000     14,999,604
                                                             ------------
     TOTAL COMMERCIAL PAPER (COST
      $41,723,258)......................                       41,723,258
                                                             ------------

TOTAL MARKET VALUE OF SECURITIES-103.10% (COST
 $904,253,667)..............................................  $925,018,988
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(3.10%).....   (27,771,960)
                                                              ------------
NET ASSETS APPLICABLE TO 67,855,230 SHARES
 OUTSTANDING-100.00%........................................  $897,247,028
                                                              ============
NET ASSET VALUE-BOND FUND STANDARD CLASS ($855,328,728 /
 64,684,974 SHARES).........................................       $13.223
                                                              ============
NET ASSET VALUE-BOND FUND SERVICE CLASS ($41,918,300 /
 3,170,256 SHARES)..........................................       $13.222
                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $845,715,533
Undistributed net investment income.........................     3,714,615
Accumulated net realized gain on investments................    27,051,559
Net unrealized appreciation of investments..................    20,765,321
                                                              ------------
Total net assets............................................  $897,247,028
                                                              ============

------------------
 #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note #6 in "Notes to Financial Statements."

 +Non-income producing security for the year ended December 31, 2003.

++Variable Rate Notes-The interest rate shown is the rate as of December 31, 2003.

 *Rates disclosed are yields at time of purchase.

**Step coupon bond

## The security is being fair valued in accordance with the Fund's fair valuation policy. See Note #1 in "Notes to Financial Statements."

CBO-Collateralized Bond Obligation
CDO-Collateralized Debt Obligation
GNMA-Government National Mortgage Association
TBA-To Be Announced

                             See accompanying notes

                                  Bond Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Interest.................................................  $38,861,360
Dividends................................................      191,604
                                                           -----------
                                                            39,052,964
                                                           -----------
EXPENSES:
Management fees..........................................    3,125,716
Accounting and administration expenses...................      403,006
Reports and statements to shareholders...................      102,290
Professional fees........................................       49,440
Custodian fees...........................................       41,265
Distribution expenses-Service Class......................       20,101
Trustees' fees...........................................        5,167
Other....................................................       28,958
                                                           -----------
                                                             3,775,943
Less expense paid indirectly.............................      (17,628)
                                                           -----------
Total expenses...........................................    3,758,315
                                                           -----------
NET INVESTMENT INCOME....................................   35,294,649
                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.........................   30,899,793
Net change in unrealized appreciation/depreciation of
 investments.............................................   (7,264,334)
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........   23,635,459
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $58,930,108
                                                           ===========

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                            12/31/2003      12/31/2002
                                           -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income....................  $  35,294,649   $  33,812,297
Net realized gain on investments.........     30,899,793       6,477,827
Net change in unrealized
 appreciation/depreciation of
 investments.............................     (7,264,334)     23,248,468
                                           -------------   -------------
Net increase in net assets resulting from
 operations..............................     58,930,108      63,538,592
                                           -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..........................    (36,182,097)    (34,032,478)
 Service Class...........................       (848,995)             --
Net realized gain on investments:
 Standard Class..........................     (7,541,718)        (48,256)
 Service Class...........................            (87)             --
                                           -------------   -------------
                                             (44,572,897)    (34,080,734)
                                           -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..........................    249,689,885     257,644,450
 Service Class...........................     43,945,446              --
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class..........................     43,723,815      34,080,734
 Service Class...........................        849,082              --
                                           -------------   -------------
                                             338,208,228     291,725,184
                                           -------------   -------------
Cost of shares repurchased:
 Standard Class..........................   (222,559,604)   (108,056,841)
 Service Class...........................     (2,778,624)             --
                                           -------------   -------------
                                            (225,338,228)   (108,056,841)
                                           -------------   -------------
Increase in net assets derived from
 capital share transactions..............    112,870,000     183,668,343
                                           -------------   -------------
NET INCREASE IN NET ASSETS...............    127,227,211     213,126,201
NET ASSETS:
Beginning of year........................    770,019,817     556,893,616
                                           -------------   -------------
End of year..............................  $ 897,247,028   $ 770,019,817
                                           =============   =============

                             See accompanying notes

                                  Bond Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            BOND FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                                12/31/03(1)        12/31/02(2)        12/31/01(3)        12/31/00        12/31/99
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period..........   $ 12.989           $ 12.382           $ 11.891          $ 11.436        $ 12.689

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(4)......................      0.549              0.675              0.747             0.787           0.772
Net realized and unrealized gain (loss) on
 investments..................................      0.382              0.560              0.349             0.426          (1.180)
                                                 --------           --------           --------          --------        --------
Total from investment operations..............      0.931              1.235              1.096             1.213          (0.408)
                                                 --------           --------           --------          --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................     (0.578)            (0.627)            (0.605)           (0.758)         (0.845)
Net realized gain on investments..............     (0.119)            (0.001)                 -                 -               -
                                                 --------           --------           --------          --------        --------
Total dividends and distributions.............     (0.697)            (0.628)            (0.605)           (0.758)         (0.845)
                                                 --------           --------           --------          --------        --------

Net asset value, end of period................   $ 13.223           $ 12.989           $ 12.382          $ 11.891        $ 11.436
                                                 ========           ========           ========          ========        ========

Total return(5)...............................      7.28%             10.13%              9.18%            10.89%          (3.27%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......   $855,329           $770,020           $556,894          $337,187        $330,923
Ratio of expenses to average net assets.......      0.44%              0.44%              0.53%             0.55%           0.53%
Ratio of expenses to average net assets prior
 to fees waived and expense paid indirectly...      0.44%              0.46%              0.53%             0.55%           0.53%
Ratio of net investment income to average net
 assets.......................................      4.13%              5.29%              5.96%             6.55%           6.02%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly...................................      4.13%              5.27%              5.96%             6.55%           6.02%
Portfolio turnover............................       652%               612%               712%              167%             39%

------------------
(1)Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(2)During the year ended December 31, 2002, Delaware Management Company and Delaware Lincoln Investment Advisers, former adviser, contractually waived a portion of their management fees. Effective January 1, 2003, this waiver was discontinued in connection with stockholder approval of the amended Management Agreement approved on December 9, 2002.

(3)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(4)The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(5)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                                 Bond Fund-10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:


                                                               BOND FUND
                                                               SERVICE
                                                                CLASS
                                                              5/15/03(1)
                                                                  TO
                                                               12/31/03
                                                              ----------
Net asset value, beginning of period........................   $13.700

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)....................................     0.323
Net realized and unrealized loss on investments.............    (0.121)
                                                               -------
Total from investment operations............................     0.202
                                                               -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................    (0.561)
Net realized gain on investments............................    (0.119)
                                                               -------
Total dividends and distributions...........................    (0.680)
                                                               -------

Net asset value, end of period..............................   $13.222
                                                               =======

Total return(3).............................................     1.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................   $41,918
Ratio of expenses to average net assets.....................     0.69%
Ratio of net investment income to average net assets........     3.84%
Portfolio turnover(4).......................................      652%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                                 Bond Fund-11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (See Note #8), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 15, 2003. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income consistent with a prudent investment strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $17,628. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $333,007.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $69,999.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance

                                 Bond Fund-12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $273,203
Accounting and Administration Fees Payable to DSC...........    86,571
Administration Fees Payable to Lincoln Life.................     5,205
Distribution Fees Payable to the Companies..................    16,502

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $2,957,414,912 and sales of $2,757,370,568 of investment securities other than U.S. government securities and short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $905,372,443. At December 31, 2003, net unrealized appreciation was $19,646,545, of which $23,268,522 related to unrealized appreciation of investments and $3,621,977 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          YEAR ENDED         YEAR ENDED
                                           12/31/03           12/31/02
                                          -----------        -----------
Ordinary income.........................  $43,077,450        $34,080,734
Long-term capital gain..................    1,495,447                  -
                                          -----------        -----------
Total...................................  $44,572,897        $34,080,734
                                          ===========        ===========

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................   $845,715,533
Undistributed ordinary income...........................     24,579,836
Undistributed long-term capital gain....................      7,305,114
Unrealized appreciation of investments..................     19,646,545
                                                           ------------
Net assets..............................................   $897,247,028
                                                           ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

                                 Bond Fund-13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                               YEAR ENDED         YEAR ENDED
                                                12/31/03           12/31/02
                                               -----------        ----------
Shares sold:
 Standard Class..............................   18,778,093        20,132,533
 Service Class...............................    3,314,110                 -
Shares issued upon reinvestment of dividends
 and distributions:
 Standard Class..............................    3,345,182         2,683,830
 Service Class...............................       65,840                 -
                                               -----------        ----------
                                                25,503,225        22,816,363
                                               -----------        ----------
Shares repurchased:
 Standard Class..............................  (16,721,550)       (8,509,595)
 Service Class...............................     (209,694)                -
                                               -----------        ----------
                                               (16,931,244)       (8,509,595)
                                               -----------        ----------
Net increase.................................    8,571,981        14,306,768
                                               ===========        ==========

6. CREDIT AND MARKET RISK
The Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

7. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

8. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Bond Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Bond Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Bond Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment income, and accumulated realized gain of the Lincoln National Bond Fund, Inc. as of April 30, 2003, were as follows:

Net assets...................................  $853,801,718
Net unrealized appreciation..................    27,742,519
Undistributed net investment income..........    15,892,244
Accumulated realized gain....................    22,605,545

The Lincoln National Bond Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Bond Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

                                 Bond Fund-14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)
-------------           ---------------           -------------
      3%                      97%                      100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

                                 Bond Fund-15

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Bond Fund

We have audited the accompanying statement of net assets of Bond Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                                 Bond Fund-16

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                                 Bond Fund-17

                           CAPITAL APPRECIATION FUND

                                  [JANUS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Capital Appreciation Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- CAPITAL APPRECIATION FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:

                                                                    [JANUS LOGO]

The Fund returned 32.5% (Standard Class shares with distributions reinvested) for the year ended December 31, 2003, versus its style specific index, the Russell 1000 Growth Index*, which returned 29.75%.

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27%, and the broad-based Standard & Poor's 500 Index climbed 28.71%. Not to be outdone, the technology-dominated Nasdaq Composite Index surged 50.01% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.
We continued to seek out companies we consider to be well-managed and that have superior business models. Those that we believe can grow market share while managing their cost structures, that have solid free cash flow and earnings growth leverage, and that can perform in both good times and bad.

Our holding in Linear Technology appreciated significantly during the period, boosting this developer of integrated circuits to the top spot among stocks that contributed most to the Fund's overall performance. Maxim Integrated Products, the manufacturer and marketer of analog circuits, and cable giant Comcast Corp. were next in terms of strongest contributors, while shares of media conglomerate Time Warner also added to the Fund's gains. Rounding out our list of top-five contributors was networker Cisco Systems.
Our biggest detractor to the Fund's performance was toolmaker Stanley Works, which was slow to recover from the trough seen last spring. Apparel retailer Kohl's also slumped amid concerns over the continued purchasing power of consumers. Elsewhere, electronic transaction processor Concord EFS underperformed, as did insurance provider XL Capital and drugmaker Forest Labs.

While we measure results based on the collective growth of our individual stock selection, sector performance also helps to gauge our progress. With this in mind, the information technology sector was the biggest contributor to the Fund's absolute performance. Also boosting our returns was our exposure to the consumer discretionary sector, an area in which we had almost twice the exposure of our benchmark. While no sectors generated negative returns on an absolute basis, the materials and consumer staples areas had the least positive impact upon results.

Our investment objective will remain the same as it always has been, which is to strive for top returns by investing in the best-managed growth companies we can find. We will continue to take overweight positions in companies we have exceptional conviction in and that we feel have the best return versus risk characteristics for our long-term investment horizon.

Regarding the recent events surrounding the mutual fund industry, I'd like to take a moment to share a few thoughts. Let me begin by saying that when I first started at Janus in 1990, our founder, Tom Bailey, revealed his simple but enduring philosophies to me: when investing, maintain a long-term view and always place shareholders' interests first. To this day, these philosophies guide my every action as your portfolio manager. It's important to me that you know that. It's also important that you know these philosophies run deep throughout Janus. During my time here, the firm has made many pro-shareholder moves that have been uncharacteristic within our industry. Finally, perhaps my ultimate commitment to you, and to Janus, is the fact that I have nearly all of my investable assets in Janus' offerings as well as in Janus Capital Group's common stock. In my view, nothing could keep me more focused on placing your interests first.

Blaine Rollins

Growth of $10,000 invested 1/3/94 through 12/31/03
(LINE GRAPH)

                                                                 CAPITAL APPRECIATION FUND
                                                                   STANDARD CLASS SHARES            RUSSELL 1000 GROWTH INDEX
                                                                 -------------------------          -------------------------
1/1/94 (Inception date)                                                    10000                              10000
                                                                           10271                              10266
                                                                           13218                              14083
                                                                           15600                              17339
                                                                           19543                              22626
                                                                           28960                              31383
                                                                           39213                              41789
                                                                           32998                              32419
                                                                           24458                              25798
                                                                           17864                              18604
12/31/03                                                                   23661                              24139

This chart illustrates, hypothetically, that $10,000 was invested in the Capital Appreciation Fund Standard Class shares on 1/3/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $23,661. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have grown to $24,139. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +32.45%
-------------------------------------------------------
Five Years                                      - 2.58%
-------------------------------------------------------
Ten Years                                       + 8.99%
-------------------------------------------------------

The Service Class shares total return was 19.58% for the period from 5/15/03 (commencement of operations) to 12/31/03.

 * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

                          Capital Appreciation Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND STATEMENT OF NET ASSETS
December 31, 2003

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
    COMMON STOCK-97.89%
    AEROSPACE & DEFENSE-3.10%
    Boeing..................................      66,910   $    2,819,587
    General Dynamics........................      49,800        4,501,422
    Lockheed Martin.........................     187,075        9,615,655
    United Technologies.....................      80,000        7,581,600
                                                           --------------
                                                               24,518,264
                                                           --------------
    BANKING & FINANCE-6.45%
    Bank of New York........................     435,220       14,414,486
    CIT Group...............................     151,145        5,433,663
    M&T Bank................................      24,295        2,388,199
    Mitsubishi Tokyo Financial (Japan)......         569        4,438,593
    Northern Trust..........................     160,510        7,450,874
    Schwab (Charles)........................   1,399,781       16,573,407
    Sumitomo Mitsui Financial Group
     (Japan)................................          54          287,711
                                                           --------------
                                                               50,986,933
                                                           --------------
    BUILDINGS & MATERIALS-0.34%
  + NVR.....................................       5,810        2,707,460
                                                           --------------
                                                                2,707,460
                                                           --------------
    BUSINESS SERVICES-2.30%
    Aramark Class B.........................     117,355        3,217,874
  + Cendant.................................     294,815        6,565,530
  + Iron Mountain...........................      83,215        3,290,321
  + Robert Half International...............     218,705        5,104,575
                                                           --------------
                                                               18,178,300
                                                           --------------
    CABLE, MEDIA & PUBLISHING-17.90%
  + Comcast Special Class A.................   1,526,305       47,742,820
  + Lamar Advertising.......................     151,750        5,663,310
  + Time Warner.............................   2,542,027       45,731,066
  + Univision Communications................     584,847       23,212,577
    Viacom Class B..........................     427,707       18,981,637
                                                           --------------
                                                              141,331,410
                                                           --------------
    CHEMICALS-1.32%
    Ecolab..................................     117,005        3,202,427
    International Flavors & Fragrances......      41,915        1,463,672
    Sigma-Aldrich...........................     101,215        5,787,473
                                                           --------------
                                                               10,453,572
                                                           --------------
    COMPUTERS & TECHNOLOGY-2.63%
  + BMC Software............................      36,595          682,497
  + Ceridian................................     212,160        4,442,630
  + Electronics Arts........................      38,760        1,851,953
  + Fiserv..................................      72,252        2,854,677
    ITT Industries..........................      57,960        4,301,212
  + Nvidia..................................      48,035        1,116,814
  + Yahoo!..................................     122,135        5,516,837
                                                           --------------
                                                               20,766,620
                                                           --------------

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
    COMMON STOCK (CONTINUED)
    CONSUMER PRODUCTS-6.00%
    3M......................................     160,950   $   13,685,579
    Colgate-Palmolive.......................     426,540       21,348,327
    Procter & Gamble........................     123,990       12,384,121
                                                           --------------
                                                               47,418,027
                                                           --------------
    CONSUMER SERVICES-2.09%
  + Apollo Group Class A....................      68,125        4,632,500
    Manpower................................      68,265        3,213,916
    Paychex.................................     233,785        8,696,802
                                                           --------------
                                                               16,543,218
                                                           --------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-16.60%
  + Applied Materials.......................     230,585        5,176,633
    Canon (Japan)...........................      23,000        1,070,915
  + Dionex..................................     211,265        9,722,415
    Intel...................................     202,505        6,520,661
  + Kla-Tencor..............................      98,870        5,800,703
    Linear Technology.......................   1,114,875       46,902,791
    Maxim Integrated Products...............     949,280       47,274,145
    Texas Instruments.......................     291,395        8,561,185
                                                           --------------
                                                              131,029,448
                                                           --------------
    ENVIRONMENTAL SERVICES-0.08%
  + Stericycle..............................      13,805          644,694
                                                           --------------
                                                                  644,694
                                                           --------------
    FOOD, BEVERAGE & TOBACCO-3.00%
    McDonald's..............................     463,280       11,503,242
    Sysco...................................     260,960        9,715,541
  + Whole Foods Market......................      36,885        2,476,090
                                                           --------------
                                                               23,694,873
                                                           --------------
    HEALTHCARE & PHARMACEUTICALS-6.59%
    Alcon...................................      99,400        6,017,676
  + Apogent Technologies....................     232,965        5,367,514
    Hillenbrand Industries..................      76,510        4,748,211
  + Invitrogen..............................      35,585        2,490,950
    Medtronic...............................     149,960        7,289,555
  + Patterson Dental........................      43,915        2,817,586
    Roche Holding (Switzerland).............      17,893        1,804,853
  + St Jude Medical.........................      86,845        5,327,941
    Stryker.................................      79,250        6,737,042
    Synthes-Stratec (Switzerland)...........       3,376        3,341,196
    UnitedHealth Group......................      55,535        3,231,026
  + Varian Medical Systems..................      22,040        1,522,964
  + Zimmer Holdings.........................      19,220        1,353,088
                                                           --------------
                                                               52,049,602
                                                           --------------
    INDUSTRIAL MACHINERY-3.62%
    Illinois Tool Works.....................      80,095        6,720,771
    Kennametal..............................     130,230        5,176,643

                          Capital Appreciation Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND STATEMENT OF NET ASSETS (CONTINUED)

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
    COMMON STOCK (CONTINUED)
    INDUSTRIAL MACHINERY (CONTINUED)
    Komatsu (Japan).........................       6,000   $       38,070
    Precision Castparts.....................      75,395        3,423,687
    Tyco International......................     500,305       13,258,083
                                                           --------------
                                                               28,617,254
                                                           --------------
    INSURANCE-6.34%
    AFLAC...................................     128,275        4,640,990
    Berkley (WR)............................     129,993        4,543,255
  + Berkshire Hathaway Class A..............          14        1,179,500
  + Berkshire Hathaway Class B..............       3,822       10,758,930
    MGIC Investment.........................     291,880       16,619,646
    PartnerRe...............................      92,650        5,378,333
    RenaissanceRe Holdings..................     107,575        5,276,554
    Stancorp Financial Group................      26,510        1,666,949
                                                           --------------
                                                               50,064,157
                                                           --------------
    LEISURE, LODGING & ENTERTAINMENT-1.09%
    Mandalay Resort Group...................      78,805        3,524,160
    Starwood Hotels & Resorts Worldwide.....      18,845          677,855
    Winnebago Industries....................      63,670        4,377,312
                                                           --------------
                                                                8,579,327
                                                           --------------
    PACKAGING & CONTAINERS-1.69%
    Ball....................................      89,445        5,328,239
    Bemis...................................     110,625        5,531,250
  + Sealed Air..............................      46,050        2,493,147
                                                           --------------
                                                               13,352,636
                                                           --------------
    REAL ESTATE-0.08%
    Ryland Group............................       7,240          641,754
                                                           --------------
                                                                  641,754
                                                           --------------
    RETAIL-7.58%
  + Amazon.Com..............................     199,845       10,519,841
  + Costco Wholesale........................     155,545        5,783,163
  + eBay....................................      83,840        5,415,226
    Foot Locker.............................      96,100        2,253,545

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
    COMMON STOCK (CONTINUED)
    RETAIL (CONTINUED)
    Gap.....................................     139,000   $    3,226,190
  + Kohl's..................................      99,420        4,467,935
    Pier 1 Imports..........................      63,590        1,390,077
  + Staples.................................     118,745        3,241,739
    Walgreen................................     648,320       23,585,881
                                                           --------------
                                                               59,883,597
                                                           --------------
    TELECOMMUNICATIONS-4.30%
  + Cisco Systems...........................   1,163,882       28,270,693
  + Corning.................................     209,055        2,180,444
    Nokia ADR...............................     208,130        3,538,210
                                                           --------------
                                                               33,989,347
                                                           --------------
    TRANSPORTATION & SHIPPING-4.79%
    Canadian National Railway...............      69,010        4,366,954
  + Ryanair Holdings ADR....................     165,090        8,360,158
    Southwest Airlines......................     561,440        9,061,642
    United Parcel Service Class B...........     215,140       16,038,686
                                                           --------------
                                                               37,827,440
                                                           --------------
    TOTAL COMMON STOCK
     (COST $594,519,117)....................                  773,277,933
                                                           --------------
                                              PRINCIPAL
                                                AMOUNT
  * DISCOUNT NOTE-0.96%
    Federal Home Loan Bank System Discount
     Note
     0.75% 1/2/04...........................  $7,600,000        7,599,842
                                                           --------------
    TOTAL DISCOUNT NOTE
     (COST $7,599,842)......................                    7,599,842
                                                           --------------
  * COMMERCIAL PAPER-0.87%
    Prudential Funding
     0.85% 1/2/04...........................   6,900,000        6,899,837
                                                           --------------
    TOTAL COMMERCIAL PAPER
     (COST $6,899,837)......................                    6,899,837
                                                           --------------

                          Capital Appreciation Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-99.72% (COST
 $609,018,796)..............................................  $  787,777,612
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.28%.......       2,224,898
                                                              --------------
NET ASSETS APPLICABLE TO 47,044,949 SHARES
 OUTSTANDING-100.00%                                          $  790,002,510
                                                              ==============
NET ASSET VALUE-CAPITAL APPRECIATION FUND STANDARD CLASS
 ($789,544,170 / 47,017,612 SHARES).........................         $16.793
                                                              ==============
NET ASSET VALUE-CAPITAL APPRECIATION FUND SERVICE CLASS
 ($458,340 / 27,337 SHARES).................................         $16.766
                                                              ==============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $1,070,658,371
Accumulated net investment loss**...........................          (2,195)
Accumulated net realized loss on investments................    (459,382,793)
Net unrealized appreciation of investments and foreign
 currencies.................................................     178,729,127
                                                              --------------
Total net assets............................................  $  790,002,510
                                                              ==============

------------------
 +Non-income producing security for the year ended December 31, 2003.

 *Rates disclosed are yields at time of purchase.

**Accumulated net investment loss includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR-American Depositary Receipts

                             See accompanying notes

                          Capital Appreciation Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends..............................................  $  5,022,106
Interest...............................................       105,586
Foreign tax withheld...................................       (10,297)
                                                         ------------
                                                            5,117,395
                                                         ------------
EXPENSES:
Management fees........................................     5,234,946
Accounting and administration expenses.................       367,228
Reports and statements to shareholders.................        97,721
Professional fees......................................        51,883
Custodian fees.........................................        30,120
Trustees' Fees.........................................         5,167
Distribution expenses-Service Class....................           340
Other..................................................        48,333
                                                         ------------
                                                            5,835,738
Less expense paid indirectly...........................        (2,475)
                                                         ------------
Total expenses.........................................     5,833,263
                                                         ------------
NET INVESTMENT LOSS....................................      (715,868)
                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized loss on:
 Investments...........................................    (6,719,380)
 Foreign currencies....................................      (346,033)
                                                         ------------
Net realized loss......................................    (7,065,413)
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies....................   209,929,945
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES....................................   202,864,532
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $202,148,664
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
CAPITAL APPRECIATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                          12/31/2003       12/31/2002
                                         -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment loss....................  $    (715,868)  $    (1,901,626)
Net realized loss on investments and
 foreign currencies....................     (7,065,413)     (113,966,946)
Net change in unrealized
 appreciation/depreciation of
 investments and foreign currencies....    209,929,945      (167,753,276)
                                         -------------   ---------------
Net increase (decrease) in net assets
 resulting from operations.............    202,148,664      (283,621,848)
                                         -------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class........................     11,752,048        17,754,008
 Service Class.........................        435,344                 -
                                         -------------   ---------------
                                            12,187,392        17,754,008
                                         -------------   ---------------
Cost of shares repurchased:
 Standard Class........................   (102,556,911)     (181,537,032)
 Service Class.........................        (20,014)                -
                                         -------------   ---------------
                                          (102,576,925)     (181,537,032)
                                         -------------   ---------------
Decrease in net assets derived from
 capital share transactions............    (90,389,533)     (163,783,024)
                                         -------------   ---------------
NET INCREASE (DECREASE) IN NET
 ASSETS................................    111,759,131      (447,404,872)
NET ASSETS:
Beginning of year......................    678,243,379     1,125,648,251
                                         -------------   ---------------
End of year............................  $ 790,002,510   $   678,243,379
                                         =============   ===============

                             See accompanying notes

                          Capital Appreciation Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    CAPITAL APPRECIATION FUND STANDARD CLASS
                                                                                    YEAR ENDED
                                                12/31/03(1)        12/31/02         12/31/01          12/31/00          12/31/99
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period..........    $ 12.678         $ 17.358        $   25.345        $   31.466        $   21.772

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)...............      (0.014)          (0.032)           (0.035)           (0.047)            0.007
Net realized and unrealized gain (loss) on
 investments and foreign currencies...........       4.129           (4.648)           (6.035)           (4.694)            9.839
                                                  --------         --------        ----------        ----------        ----------
Total from investment operations..............       4.115           (4.680)           (6.070)           (4.741)            9.846
                                                  --------         --------        ----------        ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments..............          --               --            (1.917)           (1.380)           (0.152)
                                                  --------         --------        ----------        ----------        ----------
Total dividends and distributions.............          --               --            (1.917)           (1.380)           (0.152)
                                                  --------         --------        ----------        ----------        ----------

Net asset value, end of period................    $ 16.793         $ 12.678        $   17.358        $   25.345        $   31.466
                                                  ========         ========        ==========        ==========        ==========

Total return(3)...............................      32.45%         (26.96)%          (25.88)%          (15.85)%            45.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......    $789,544         $678,243        $1,125,648        $1,689,681        $1,913,076
Ratio of expenses to average net assets.......       0.82%            0.80%             0.78%             0.76%             0.78%
Ratio of net investment income (loss) to
 average net assets...........................     (0.10)%          (0.21)%           (0.18)%           (0.15)%             0.03%
Portfolio turnover............................         21%              27%               48%               62%               60%

------------------
(1)Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                          Capital Appreciation Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                     CAPITAL APPRECIATION FUND SERVICE CLASS

                                                             5/15/03(1)
                                                                 TO
                                                              12/31/03
                                                             ----------
Net asset value, beginning of period.......................    $14.021

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2).....................................     (0.036)
Net realized and unrealized gain on investments and foreign
 currencies................................................      2.781
                                                               -------
Total from investment operations...........................      2.745
                                                               -------

Net asset value, end of period.............................    $16.766
                                                               =======

Total return(3)............................................     19.58%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....................    $   458
Ratio of expenses to average net assets....................      1.06%
Ratio of net investment loss to average net assets.........    (0.37)%
Portfolio turnover(4)......................................        21%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                          Capital Appreciation Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (See Note #9), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Capital Appreciation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 15, 2003. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term growth of capital in a manner consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $2,475. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust

                          Capital Appreciation Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation
(LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

Janus Capital Management LLC (the "Sub-Adviser") is responsible for the day-to-day management of the Fund's investment portfolio. For its services, the Sub-Adviser is paid directly by DMC, not the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $287,207.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $80,021.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $482,255
Accounting and Administration Fees Payable to DSC...........    77,426
Administration Fees Payable to Lincoln Life.................     5,205
Distribution Fees Payable to the Companies..................       220

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $148,416,353 and sales of $245,299,829 of investment securities other than short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $609,336,328. At December 31, 2003, net unrealized appreciation was $178,441,284, of which $217,156,629 related to unrealized appreciation of investments and $38,715,345 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. There were no dividends and distributions paid during the years ended December 31, 2003 and 2002.

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest..............................  $1,070,658,371
Capital loss carryforwards.................................    (459,065,261)
Post-October currency losses...............................         (32,351)
Unrealized appreciation of investments and foreign
 currencies................................................     178,441,751
                                                             --------------
Net assets.................................................  $  790,002,510
                                                             ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $305,196,180 expires in 2009, $123,927,079 expires in 2010 and $29,942,002 expires in 2011.

Post-October currency losses represent losses realized on currency transactions from November 1, 2003 through December 31, 2003, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

                          Capital Appreciation Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                               YEAR              YEAR
                                              ENDED              ENDED
                                             12/31/03          12/31/02
                                            ----------        -----------
Shares sold:
 Standard Class...........................     830,074          1,152,814
 Service Class............................      28,582                  -
                                            ----------        -----------
                                               858,656          1,152,814
                                            ----------        -----------
Shares repurchased:
 Standard Class...........................  (7,310,501)       (12,504,592)
 Service Class............................      (1,245)                 -
                                            ----------        -----------
                                            (7,311,746)       (12,504,592)
                                            ----------        -----------
Net decrease..............................  (6,453,090)       (11,351,778)
                                            ==========        ===========

6. SUPPLEMENTAL FINANCIAL INSTRUMENTS INFORMATION
Foreign Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contract was outstanding at December 31, 2003:

                                                                                        UNREALIZED
  CONTRACTS TO DELIVER             IN EXCHANGE FOR           SETTLEMENT DATE           DEPRECIATION
------------------------           ---------------           ---------------           ------------
160,000,000 Japanese Yen            US$1,466,874             March 26, 2004             $(30,155)

7. MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. At December 31, 2003, the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

The Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

9. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Capital Appreciation Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Capital Appreciation Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Capital Appreciation Fund, Inc.

                         Capital Appreciation Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-CAPITAL APPRECIATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. FUND MERGER (CONTINUED)
The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment loss, and accumulated realized loss of the Lincoln National Capital Appreciation Fund, Inc. as of April 30, 2003, were as follows:

Net assets...............................................  $ 692,465,172
Net unrealized appreciation..............................     41,020,341
Undistributed net investment loss........................       (154,793)
Accumulated realized loss................................   (472,450,605)

The Lincoln National Capital Appreciation Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Capital Appreciation Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

                         Capital Appreciation Fund- 11

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Capital Appreciation Fund

We have audited the accompanying statement of net assets of Capital Appreciation Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                         Capital Appreciation Fund- 12

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                         Capital Appreciation Fund- 13

                               EQUITY-INCOME FUND

                          [FIDELITY INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Equity-Income Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- EQUITY-INCOME FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:
                                                     [FIDELITY INVESTMENTS LOGO]
The Fund returned 32.4% (Standard Class shares with distributions reinvested), outperforming the Russell 1000 Value Index* return of 30.0% for the year ended December 31, 2003.

In calendar year 2003, equities staged a rapid rebound. Except for the period earlier in the year prior to the start of the war in Iraq, vigorous monetary and fiscal stimuli contributed to rising investor optimism about dramatic improvements in the economy and growth in corporate earnings following three years of dismal equity market performance. In the broad-based market rally, value stocks and growth stocks had similar returns, especially among large-caps, and small-cap and information technology stocks soared as investors showed a renewed appetite for risk. An overweighting and good stock selection in information technology was the Fund's top contributor to return, including semiconductor stocks that rose in anticipation of an upturn in the technology spending cycle. Other economically sensitive positions also enhanced returns, including selected industrials and consumer discretionary stocks showing improved earnings prospects. On the down side, energy positions detracted from the Fund's relative return, particularly energy services stocks that were held back in part by investor concerns about the sustainability of energy prices. Overexposure to out-of-favor health care stocks, particularly contra-cyclical pharmaceutical stocks, also hampered performance.

Stephen DuFour
Fidelity Investments

Growth of $10,000 invested 1/3/94 through 12/31/03
(LINE GRAPH)

                                                                EQUITY-INCOME FUND STANDARD
                                                                        CLASS SHARES                 RUSSELL 1000 VALUE INDEX
                                                                ---------------------------          ------------------------
1/3/94 (Inception Date)                                                    10000                              10000
                                                                           10585                               9801
                                                                           14235                              13560
                                                                           17055                              16494
                                                                           22288                              22297
                                                                           26125                              25782
                                                                           26700                              27676
                                                                           29536                              29617
                                                                           27368                              27961
                                                                           23080                              23621
12/31/03                                                                   30546                              30714

This chart illustrates, hypothetically, that $10,000 was invested in the Equity-Income Fund Standard Class shares on 1/3/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $30,546. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have grown to $30,714. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +32.35%
-------------------------------------------------------
Five Years                                      + 3.98%
-------------------------------------------------------
Ten Years                                       +11.81%
-------------------------------------------------------

 * The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

                             Equity-Income Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
STATEMENT OF NET ASSETS
December 31, 2003

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK-97.16%
    AEROSPACE & DEFENSE-5.05%
    European Aeronautic Defense (France).....       58,100   $  1,381,412
    Goodrich.................................      464,200     13,782,098
    Honeywell International..................      174,200      5,823,506
    Lockheed Martin..........................      313,500     16,113,900
    Precision Castparts......................        6,300        286,083
    Raytheon.................................       97,500      2,928,900
    Rockwell Collins.........................       21,300        639,639
                                                             ------------
                                                               40,955,538
                                                             ------------
    AUTOMOBILES & AUTOMOTIVE PARTS-1.15%
    Delphi...................................      156,600      1,598,886
    Ford Motor...............................      482,700      7,723,200
                                                             ------------
                                                                9,322,086
                                                             ------------
    BANKING-15.03%
    American Express.........................       51,500      2,483,845
    Bank of America..........................      228,700     18,394,341
    Bank of New York.........................      370,800     12,280,896
    Bank One.................................      186,500      8,502,535
    City National............................       14,860        923,103
    Comerica.................................       28,700      1,608,922
    Morgan Stanley...........................      589,100     34,091,217
    Northern Trust...........................      216,700     10,059,214
    U.S. Bancorp.............................      318,800      9,493,864
    Wachovia.................................      155,200      7,230,768
    Wells Fargo..............................      284,900     16,777,761
                                                             ------------
                                                              121,846,466
                                                             ------------
    BUSINESS SERVICES-0.43%
  + Accenture................................       69,400      1,826,608
  + BearingPoint.............................      165,300      1,667,877
                                                             ------------
                                                                3,494,485
                                                             ------------
    CABLE, MEDIA & PUBLISHING-6.83%
    Belo Class A.............................      161,000      4,562,740
    Disney (Walt)............................        3,800         88,654
    Donnelley (R.R.) & Sons..................      102,200      3,081,330
  + EchoStar Communications Class A..........       37,400      1,271,600
  + InterActiveCorp..........................      492,200     16,700,346
    McGraw-Hill Companies....................       14,100        985,872
    News Corp Limited ADR....................      318,900     11,512,290
    Omnicom Group............................       50,900      4,445,097
  + Time Warner..............................      417,200      7,505,428
    Tribune..................................       82,600      4,262,160
    Washington Post Class B..................        1,200        949,680
                                                             ------------
                                                               55,365,197
                                                             ------------
    CHEMICALS-3.34%
    Air Products & Chemicals.................      135,800      7,174,314
    BASF ADR.................................       39,000      2,174,250
    Dow Chemical.............................       64,600      2,685,422
    duPont (E.I.) deNemours..................       81,800      3,753,802
    Eastman Chemical.........................      138,200      5,463,046
  + FMC......................................       17,200        587,036

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCKS (CONTINUED)
    CHEMICALS (CONTINUED)
    Great Lakes Chemical.....................       34,500   $    938,055
    PPG Industries...........................        9,400        601,788
    Rohm & Haas..............................       49,300      2,105,603
    Vulcan Materials.........................       33,800      1,607,866
                                                             ------------
                                                               27,091,182
                                                             ------------
    COMPUTERS & TECHNOLOGY-6.43%
  + BMC Software.............................      138,900      2,590,485
  + Computer Sciences........................       34,800      1,539,204
  + DoubleClick..............................      131,925      1,348,274
    Electronic Data Systems..................      219,300      5,381,622
    Hewlett-Packard..........................      493,700     11,340,289
  + Ingram Micro Class A.....................      147,222      2,340,830
    International Business Machines..........      237,800     22,039,303
  + Keane....................................       13,000        190,320
    Microsoft................................      126,575      3,485,876
  + Oracle...................................       22,800        300,960
  + Solectron................................      166,200        982,242
  + Sungard Data Systems.....................       20,300        562,513
                                                             ------------
                                                               52,101,918
                                                             ------------
    CONSUMER PRODUCTS-2.62%
    3M.......................................       42,500      3,613,775
    Colgate-Palmolive........................       72,800      3,643,640
    Estee Lauder Class A.....................       38,600      1,515,436
    Gillette.................................      153,300      5,630,709
    Procter & Gamble.........................       68,400      6,831,792
                                                             ------------
                                                               21,235,352
                                                             ------------
    CONSUMER SERVICES-1.55%
    Viacom Class B...........................      283,900     12,599,482
                                                             ------------
                                                               12,599,482
                                                             ------------
    DIVERSIFIED REITS-0.49%
    Duke-Weeks Realty........................      128,900      3,995,900
                                                             ------------
                                                                3,995,900
                                                             ------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-3.50%
  + Arrow Electronics........................       95,300      2,205,242
  + Avnet....................................        1,800         38,988
    General Electric.........................      368,800     11,425,424
  + Integrated Device Technology.............      247,900      4,256,443
    Teleflex.................................       23,300      1,126,089
  + Teradyne.................................      225,600      5,741,520
    Thomas & Betts...........................       54,900      1,256,661
  + Vishay Intertechnology...................      100,900      2,310,610
                                                             ------------
                                                               28,360,977
                                                             ------------
    ENERGY-9.63%
    Burlington Resources.....................      721,900     39,978,822
    ENSCO International......................       75,600      2,054,052
    Exxon Mobil..............................      701,700     28,769,700
  + Pioneer Natural Resources................       50,100      1,599,693
  + Rowan Companies..........................       15,400        356,818

                             Equity-Income Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCKS (CONTINUED)
    ENERGY (CONTINUED)
  + Varco International......................       55,500   $  1,144,965
  + Weatherford International................      116,920      4,209,120
                                                             ------------
                                                               78,113,170
                                                             ------------
    FINANCE-10.05%
  + AmeriCredit..............................      153,900      2,451,627
    Citigroup................................      536,466     26,040,060
    Fannie Mae...............................      185,700     13,938,642
    Friedman Billings Ramsey Class A.........       44,000      1,015,520
    Schwab (Charles).........................    3,008,150     35,616,496
    SLM......................................       63,100      2,377,608
                                                             ------------
                                                               81,439,953
                                                             ------------
    FOOD, BEVERAGE & TOBACCO-3.21%
    Altria Group.............................       61,700      3,357,714
    Anheuser-Busch...........................       66,800      3,519,024
    Campbell Soup............................       87,200      2,336,960
    McCormick & Company......................      261,400      7,868,140
  + Safeway..................................      139,800      3,063,018
  + Smithfield Foods.........................       46,400        960,480
    Unilever N.V. ...........................       75,300      4,886,970
                                                             ------------
                                                               25,992,306
                                                             ------------
    HEALTHCARE & PHARMACEUTICALS-4.31%
    Becton Dickinson.........................       50,100      2,061,114
    Johnson & Johnson........................      127,500      6,586,650
    Merck & Company..........................      156,500      7,230,300
    Novartis ADR.............................       88,600      4,065,854
    Pfizer...................................      365,900     12,927,247
  + Steris...................................       31,300        707,380
    Valeant Pharmaceuticals..................       53,300      1,340,495
                                                             ------------
                                                               34,919,040
                                                             ------------
    INDUSTRIAL MACHINERY-2.51%
    Caterpillar..............................       18,200      1,510,964
    Dover....................................      372,900     14,822,775
    Eaton....................................       13,400      1,446,932
  + Kulicke & Soffa Industries...............       87,300      1,255,374
  + SPX......................................       23,000      1,352,630
                                                             ------------
                                                               20,388,675
                                                             ------------
    INSURANCE-2.71%
    AFLAC....................................       71,700      2,594,106
    American International Group.............      290,580     19,259,642
    Marsh & McLennan.........................        2,300        110,147
                                                             ------------
                                                               21,963,895
                                                             ------------
    LEISURE, LODGING & ENTERTAINMENT-0.79%
    Hilton Hotels............................      106,300      1,820,919
    Mandalay Resort Group....................       34,700      1,551,784
    Marriott International Class A...........       64,900      2,998,380
                                                             ------------
                                                                6,371,083
                                                             ------------

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCKS (CONTINUED)
    METALS & MINING-1.83%
    Alcoa....................................      244,400   $  9,287,200
    Illinois Tool Works......................       43,100      3,616,521
    Nucor....................................       35,100      1,965,600
                                                             ------------
                                                               14,869,321
                                                             ------------
    OFFICE/INDUSTRIAL REITS-0.43%
    ProLogis.................................      107,400      3,446,466
                                                             ------------
                                                                3,446,466
                                                             ------------
    PAPER & FOREST PRODUCTS-0.12%
    International Paper......................       22,400        965,664
                                                             ------------
                                                                  965,664
                                                             ------------
    RETAIL-1.92%
    Foot Locker..............................       79,700      1,868,965
    Gap......................................      282,900      6,566,109
  + Kohl's...................................       73,020      3,281,519
  + Saks.....................................       94,300      1,418,272
    Wal-Mart Stores..........................        5,100        270,555
    Walgreen.................................       58,700      2,135,506
                                                             ------------
                                                               15,540,926
                                                             ------------
    TELECOMMUNICATIONS-6.56%
  + Alcatel ADR..............................      105,400      1,354,390
  + Avaya....................................      168,400      2,179,096
  + Ericsson (LM) ADR........................       85,200      1,508,040
    Motorola.................................      158,420      2,228,969
  + Nortel Networks..........................      303,200      1,282,536
    SBC Communications.......................      387,700     10,107,339
    Verizon Communications...................      983,600     34,504,688
                                                             ------------
                                                               53,165,058
                                                             ------------
    TRANSPORTATION & SHIPPING-5.45%
  + Continental Airlines Class B.............      145,800      2,372,166
    GATX.....................................       79,400      2,221,612
    Norfolk Southern.........................      568,000     13,433,200
    Union Pacific............................      293,600     20,399,328
    Werner Enterprises.......................      294,561      5,740,994
                                                             ------------
                                                               44,167,300
                                                             ------------
    UTILITIES-1.22%
  + AES......................................      236,300      2,230,672
    DPL......................................       24,200        505,296
    Entergy..................................       42,400      2,422,312
    Wisconsin Energy.........................      142,800      4,776,660
                                                             ------------
                                                                9,934,940
                                                             ------------
    TOTAL COMMON STOCK
     (COST $675,114,921).....................                 787,646,380
                                                             ------------

                             Equity-Income Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    CONVERTIBLE PREFERRED STOCK-0.92%
    COMPUTERS & TECHNOLOGY-0.57%
    Solectron 7.25%..........................      138,200   $  2,305,176
    Xerox 6.25%..............................       18,100      2,348,475
                                                             ------------
                                                                4,653,651
                                                             ------------
    ENERGY-0.35%
    Amerada Hess
     7.00%...................................       51,600      2,830,260
                                                             ------------
                                                                2,830,260
                                                             ------------
    TOTAL CONVERTIBLE PREFERRED STOCK
     (COST $7,172,718).......................                   7,483,911
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
    CONVERTIBLE BONDS-0.30%
    ELECTRONICS & ELECTRICAL EQUIPMENT-0.01%
    Hexcel Corporate 7.00% 8/1/11............  $    50,000         41,813
                                                             ------------
                                                                   41,813
                                                             ------------
    HEALTHCARE & PHARMACEUTICALS-0.12%
  ++Pharmaceutical Resources 144A
     2.875% 9/30/10..........................      331,000        365,755
  ++Valeant Pharmaceuticals 144A
     3.00% 8/16/10...........................      571,000        630,241
                                                             ------------
                                                                  995,996
                                                             ------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                               (U.S. $)
    CONVERTIBLE BONDS (CONTINUED)
    TELECOMMUNICATIONS-0.17%
    Level 3 Communications
     6.00% 9/15/09...........................  $ 1,990,000   $  1,417,875
                                                             ------------
                                                                1,417,875
                                                             ------------
    TOTAL CONVERTIBLE BONDS
     (COST $1,973,319).......................                   2,455,684
                                                             ------------
                                                NUMBER OF
                                                 SHARES
    PREFERRED STOCK-0.08%
    Chevy Chase Bank.........................       22,900        657,230
                                                             ------------
    TOTAL PREFERRED STOCK
     (COST $572,500).........................                     657,230
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
  * COMMERCIAL PAPER-1.82%
    UBS Finance
     0.95% 1/2/04............................  $14,725,000     14,724,611
                                                             ------------
    TOTAL COMMERCIAL PAPER
     (COST $14,724,611)......................                  14,724,611
                                                             ------------

TOTAL MARKET VALUE OF SECURITIES-100.28% (COST
 $699,558,069)..............................................   812,967,816
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.28%).....    (2,239,721)
                                                              ------------
NET ASSETS-100.00% (EQUIVALENT TO $16.595 PER SHARE BASED ON
 48,853,350 STANDARD CLASS SHARES ISSUED AND OUTSTANDING)...  $810,728,095
                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $720,373,824
Undistributed net investment income**.......................     1,109,749
Accumulated net realized loss on investments................   (24,165,225)
Net unrealized appreciation of investments and foreign
 currencies.................................................   113,409,747
                                                              ------------
Total net assets............................................  $810,728,095
                                                              ============

------------------
 +Non-income producing security for the year ended December 31, 2003.

++Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note #6 in "Notes to Financial Statements."

 *Rate disclosed is yield at time of purchase.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR-American Depositary Receipts
REIT-Real Estate Investment Trust

                             See accompanying notes

                             Equity-Income Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends..............................................  $ 12,483,838
Interest...............................................       553,539
Other..................................................       396,803
Foreign tax withheld...................................        (1,486)
                                                         ------------
                                                           13,432,694
                                                         ------------
EXPENSES:
Management fees........................................     5,026,515
Accounting and administration expenses.................       360,622
Reports and statements to shareholders.................        85,755
Professional fees......................................        54,277
Custodian fees.........................................        39,499
Trustees' fees.........................................         5,167
Other..................................................        33,778
                                                         ------------
                                                            5,605,613
Less expense paid indirectly...........................        (1,103)
                                                         ------------
Total expenses.........................................     5,604,510
                                                         ------------
NET INVESTMENT INCOME..................................     7,828,184
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain on:
 Investments...........................................    47,180,963
 Foreign currencies....................................         3,175
                                                         ------------
Net realized gain......................................    47,184,138
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies....................   140,361,524
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES....................................   187,545,662
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $195,373,846
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
EQUITY-INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                              12/31/03       12/31/02
                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income.....................  $  7,828,184   $  8,266,670
Net realized gain (loss) on investments
 and foreign currencies...................    47,184,138    (63,701,812)
Net change in unrealized appreciation/
 depreciation of investments and foreign
 currencies...............................   140,361,524    (71,492,916)
                                            ------------   ------------
Net increase (decrease) in net assets
 resulting from operations................   195,373,846   (126,928,058)
                                            ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........................    (6,854,617)    (7,159,252)
Net realized gain on investments
 Standard Class...........................            --     (8,145,158)
                                            ------------   ------------
                                              (6,854,617)   (15,304,410)
                                            ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........................    33,033,473     31,668,634
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class...........................     6,854,617     15,304,410
                                            ------------   ------------
                                              39,888,090     46,973,044
                                            ------------   ------------
Cost of shares repurchased:
 Standard Class...........................   (36,009,695)   (85,575,803)
                                            ------------   ------------
Increase (decrease) in net assets derived
 from capital share transactions..........     3,878,395    (38,602,759)
                                            ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS.....   192,397,624   (180,835,227)
NET ASSETS:
Beginning of year.........................   618,330,471    799,165,698
                                            ------------   ------------
End of year...............................  $810,728,095   $618,330,471
                                            ============   ============

                             See accompanying notes

                             Equity-Income Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           EQUITY-INCOME FUND STANDARD CLASS
                                                                                      YEAR ENDED
                                                      12/31/03(1)        12/31/02        12/31/01        12/31/00        12/31/99
                                                      ---------------------------------------------------------------------------
Net asset value, beginning of period................   $  12.653         $ 15.339        $ 17.443        $ 22.047        $ 21.715

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)............................       0.163            0.162           0.197           0.164           0.189
Net realized and unrealized gain (loss) on
 investments and foreign currencies.................       3.921           (2.544)         (1.420)          1.583           1.204
                                                       ---------         --------        --------        --------        --------
Total from investment operations....................       4.084           (2.382)         (1.223)          1.747           1.393
                                                       ---------         --------        --------        --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................      (0.142)          (0.148)         (0.177)         (0.125)         (0.171)
Net realized gain on investments....................          --           (0.156)         (0.704)         (6.226)         (0.890)
                                                       ---------         --------        --------        --------        --------
Total dividends and distributions...................      (0.142)          (0.304)         (0.881)         (6.351)         (1.061)
                                                       ---------         --------        --------        --------        --------

Net asset value, end of period......................   $  16.595         $ 12.653        $ 15.339        $ 17.443        $ 22.047
                                                       =========         ========        ========        ========        ========

Total return(3).....................................      32.35%          (15.67%)         (7.34%)         10.62%           6.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............   $ 810,728         $618,330        $799,166        $866,074        $990,758
Ratio of expenses to average net assets.............       0.82%            0.82%           0.80%           0.79%           0.79%
Ratio of net investment income to average net
 assets.............................................       1.15%            1.16%           1.23%           0.89%           0.86%
Portfolio turnover..................................        134%             130%            127%            143%            191%

------------------
(1)Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                             Equity-Income Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (see Note #8), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Equity-Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Service Class shares had not commenced operations as of December 31, 2003. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund participates in a "Commission Recapture Program" whereby a portion of commissions paid on investment transactions may be rebated to the Fund. For the year ended December 31, 2003, the Fund accrued $396,343 under the program, which is included in "other" income on the Statement of Operations.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $1,103. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC).

                             Equity-Income Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
For its services, DMC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

Fidelity Management & Research Company (the "Sub-Adviser") is responsible for the day-to-day management of the Fund's investment portfolio. For its services, the Sub-Adviser is paid directly by DMC, not the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $278,854.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $81,768.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $487,433
Accounting and Administration Fees Payable to DSC...........    77,175
Administration Fees Payable to Lincoln Life.................     5,205

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $895,621,149 and sales of $893,542,120 of investment securities other than short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $709,109,198. At December 31, 2003, net unrealized appreciation was $103,858,618 of which $105,846,114 related to unrealized appreciation of investments and $1,987,496 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          YEAR ENDED        YEAR ENDED
                                           12/31/03          12/31/02
                                          ----------        -----------
Ordinary income.........................  $6,854,617        $ 7,159,252
Long-term capital gain..................         --           8,145,158
                                          ----------        -----------
Total...................................  $6,854,617        $15,304,410
                                          ==========        ===========

In addition, the Fund declared an ordinary income consent dividend of $1,068,189 for the year ended December 31, 2002. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................   $720,373,824
Undistributed ordinary income...........................      1,109,749
Capital loss carryforwards..............................    (14,614,096)
Unrealized appreciation of investments and foreign
 currencies.............................................    103,858,618
                                                           ------------
Net assets..............................................   $810,728,095
                                                           ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $14,614,096 expires in 2010.

                             Equity-Income Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                               YEAR ENDED        YEAR ENDED
                                                12/31/03          12/31/02
                                               ----------        ----------
Shares sold:
 Standard Class..............................  2,268,515          2,207,153
Shares issued upon reinvestment of dividends
 and distributions:
 Standard Class..............................    438,219          1,117,834
                                               ----------        ----------
                                               2,706,734          3,324,987
                                               ----------        ----------
Shares repurchased:
 Standard Class..............................  (2,723,363)       (6,556,365)
                                               ----------        ----------
Net decrease.................................    (16,629)        (3,231,378)
                                               ==========        ==========

6. MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. At December 31, 2003, the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

7. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

8. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Equity-Income Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Equity-Income Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Equity-Income Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment income, and accumulated realized loss of the Lincoln National Equity-Income Fund, Inc. as of April 30, 2003, were as follows:

Net assets...................................   $634,744,662
Net unrealized appreciation..................     28,964,170
Undistributed net investment income..........      3,907,691
Accumulated realized loss....................    (96,953,219)

The Lincoln National Equity-Income Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Equity-Income Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

                             Equity-Income Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-EQUITY-INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS            QUALIFYING
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           -------------           ------------
      -                       100%                     100%                    100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                             Equity-Income Fund- 10

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Equity-Income Fund

We have audited the accompanying statement of net assets of Equity-Income Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity-Income Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                             Equity-Income Fund- 11

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                             Equity-Income Fund- 12

                          GLOBAL ASSET ALLOCATION FUND

                           [PUTNAM INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Global Asset Allocation Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- GLOBAL ASSET ALLOCATION FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
GLOBAL ASSET ALLOCATION FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:(1)

                                                       [PUTNAM INVESTMENTS LOGO]

The Fund returned 20.4% (Standard Class shares with distributions reinvested), performing roughly in line with its custom benchmark (50% S&P 500 Index*, 30% Lehman Brothers Aggregate Bond Index*, 10% Morgan Stanley EAFE Index*, and 10% Citigroup World Government Bond Index*), which returned 21.0% for the year ended December 31, 2003.

As 2003 began, global equity markets remained mired in the doldrums of uncertainty, largely due to the lurking specter of armed conflict with Iraq. In the days leading up to the war and following the demise of Saddam Hussein's regime, however, global equity markets staged a rally that continued through year-end, helped by signs of stronger global economic growth, particularly in the United States. As 2003 closed, equities had registered significant gains after three years of losses. While most fixed-income markets advanced, gains were small compared to equities, reflecting investors' increased appetite for risk. Within fixed-income markets, the strongest performers were high-yield bonds and emerging-market debt, both of which registered advances equal to those of equities.

The most positive impact on performance stemmed from the active currency component. Gains were most attributable to an overweight to the strong Australian dollar, although positions in the Japanese yen and Swedish krona also benefited performance. The overall asset allocation strategy also had a favorable effect, due to our slight preference for small-cap and international equities and an underweight to mortgage-backed securities. The component that exerted the largest negative impact was international equity, which trailed its respective benchmark primarily due to the component's higher-quality and larger-capitalization biases during a year that witnessed substantial outperformance of smaller-cap issues and a rebound in depressed, low-quality stocks.


With the liquidity-driven rally in what appears to be the late stages, we expect to finally see a rotation toward higher-quality assets, driven not by greater risk aversion but by an emphasis on yield, solid balance sheets, and margin growth. Our models currently favor an underweight to Europe and an overweight to emerging markets, while in the United States we are currently neutral on the relative merits of growth versus value and small-cap versus large-cap. The ongoing shift from policy-induced economic reflation to a more self-sustaining growth environment has more implications for security selection than for broad asset allocation decisions; for example, the outperformance of cyclicals versus defensives seems to have run its course. In fixed income, ten-year yields are near the middle of the range we regard as fair value; consequently, Treasuries are almost neutrally weighted in our multisector portfolios. Investment-grade corporates are underweighted due to the sector's currently rich valuations as well as its structural deficiencies. Compared to investment grades, the high-yield sector is more reasonably priced; nevertheless, we are trimming our overweight in the wake of its substantial 2003 gains. Mortgage-backed securities remain relatively attractive.

Putnam Investments

Growth of $10,000 invested 1/1/94 through 12/31/03
(LINE GRAPH)

                                  GLOBAL ASSET                               LEHMAN
                                 ALLOCATION FUND                            BROTHERS                             CITIGROUP WORLD
                                 STANDARD CLASS                          AGGREGATE BOND         MSCI EAFE          GOVERNMENT
                                     SHARES           S&P 500 INDEX           INDEX               INDEX            BOND INDEX
                                 ---------------      -------------      --------------         ---------        ---------------
1/1/94                                10000               10000               10000               10000               10000
                                       9818               10133                9708               10806               10233
                                      12169               13933               11502               12054               12181
                                      14000               17172               11920               12821               12624
                                      16725               22903               13070               13085               12654
                                      18983               29489               14206               15746               14589
                                      21134               35722               14089               20044               13967
                                      19984               32440               15727               17246               14189
                                      18410               28588               17055               13589               14048
                                      16221               22270               18804               11461               16787
12/31/03                              19530               28664               19576               15950               19290

This chart illustrates, hypothetically, that $10,000 was invested in the Global Asset Allocation Fund Standard Class shares on 1/1/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,530. For comparison look at how the indices did over the same period. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +20.40%
-------------------------------------------------------
Five Years                                      + 0.57%
-------------------------------------------------------
Ten Years                                       + 6.92%
-------------------------------------------------------

The Service Class shares total return was 13.07% for the period from 5/15/03 (commencement of operations) to 12/31/03.

 * MSCI EAFE Index-consists of more than 900 securities from selected countries in Europe, Australasia and the Far East. Standard & Poor's 500 Index-Broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks. Citigroup World Government Bond Index-A measurement of government bonds in ten global markets. Lehman Brothers Aggregate Bond Index-Composed of securities from Lehman Brothers Government/Credit Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index.

 (1) Effective January 1, 2004, UBS Securities replaced Putnam Investment Management, LLC as the Sub-Adviser.

                        Global Asset Allocation Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++
December 31, 2003

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK-62.19%
      AEROSPACE & DEFENSE-0.59%
      Boeing...........................             4,447   $    187,397
      Engineered Support Systems.......             3,000        165,180
      Honeywell International..........             8,288        277,068
    + L-3 Communications Holdings......             1,000         51,360
      Lockheed Martin..................            10,315        530,190
      Northrop Grumman.................             2,580        246,648
      Rockwell Collins.................               960         28,829
      United Technologies..............               400         37,908
                                                            ------------
                                                               1,524,580
                                                            ------------
      AUTOMOBILES & AUTOMOTIVE PARTS-1.19%
    + Advance Auto Parts...............             1,490        121,286
    + American Axle & Manufacturing....               400         16,168
    + AutoZone.........................             4,172        355,496
      Bandag...........................             2,700        111,240
      Bayerische Motoren Werke
       (Germany).......................            11,969        557,838
    + CSK Auto.........................             7,800        146,406
      Dana.............................             1,170         21,470
      Denso (Japan)....................             5,300        104,348
      Goodrich.........................               930         27,612
      Honda Motor Limited (Japan)......            11,200        497,453
      Lear.............................               970         59,490
      PACCAR...........................               100          8,512
      Thor Industries..................                35          1,968
      Toyota Motor (Japan).............            30,700      1,036,987
                                                            ------------
                                                               3,066,274
                                                            ------------
      BANKING, FINANCE & INSURANCE-13.25%
      3I Group (United Kingdom)........            24,677        272,342
      ACE Limited (Bermuda)............            13,738        569,028
      Acom (Japan).....................             2,751        124,754
      Allied Irish Banks (Ireland).....            21,068        337,491
      Allstate.........................               470         20,219
      Ambac Financial Group............               180         12,490
      American International Group.....            17,367      1,151,084
      AmerUs Group.....................             3,370        117,849
      Anthracite Capital...............            10,000        110,700
      Aon..............................             3,100         74,214
      Banco Itau ADR (Brazil)..........               800         39,016
      Bank of America..................            14,228      1,144,357
      Bank of New York.................            22,694        751,625
      Bank of the Ozarks...............             4,480        100,845
      Bank One.........................               435         19,832
      BankAtlantic Bancorp Class A.....             5,050         95,950
      Berkley (W.R.)...................             1,530         53,474
    + Berkshire Hathaway Class B.......               122        343,430
      BNP Paribas (France).............            10,557        664,738
      Canadian Imperial Bank Commerce
       (Canada)........................             8,790        435,334
      Capital One Financial............             8,860        543,029
      Cathay Financial (Taiwan)........            66,000         99,146
      Charter One Financial............             4,875        168,431

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      BANKING, FINANCE & INSURANCE (CONTINUED)
    + China Life Insurance Limited
       (China).........................            15,000   $     12,269
      Cigna............................             5,336        306,820
      CIT Group........................             2,639         94,872
   ** Citigroup........................            54,388      2,639,993
      City Holding.....................             2,500         87,500
      Colonial BancGroup...............            11,166        193,395
      Commerce Bancorp.................               880         46,358
      Compass Bancshares...............             1,800         70,758
    + CompuCredit......................             4,950        105,336
    + Contifinancial Liquidating
       Trust...........................           165,347          1,653
      Countrywide Financial............               208         15,777
      Credit Saison Limited (Japan)....             7,100        160,325
      Credit Suisse Group
       (Switzerland)...................            15,312        560,233
      Danske Bank A/S (Denmark)........            14,923        350,124
      DBS Group Holdings Limited
       (Singapore).....................            16,282        140,932
      Doral Financial (Puerto Rico)....            10,685        344,912
      Downey Financial.................               800         39,440
      Everest Re Group Limited
       (Barbados)......................             1,140         96,444
      Fannie Mae.......................            15,421      1,157,499
      FBL Financial Group Class A......             1,830         47,214
      Fidelity National Financial......             2,575         99,859
      Fifth Third Bancorp..............             2,625        155,138
      First American Financial.........             5,210        155,102
    + FirstFed Financial...............             4,980        216,630
      Flagstar Bancorp.................             5,660        121,237
      Freddie Mac......................            16,465        960,239
      Fremont General..................             5,100         86,241
      Goldman Sachs Group..............               225         22,214
      Greater Bay Bancorp..............               530         15,094
      GreenPoint Financial.............             1,202         42,455
      HSBC Holdings (United Kingdom)...            20,400        321,887
      HSBC Holdings (United Kingdom)...           109,446      1,722,178
      Hudson United Bancorp............            10,360        382,802
      ING Groep (Netherlands)..........            17,135        399,629
      Irwin Financial..................            11,180        351,052
      J.P. Morgan Chase................            25,127        922,915
      Landamerica Financial Group......             1,500         78,390
      Lehman Brothers Holdings.........               929         71,737
      Loews............................               195          9,643
      M&T Bank.........................               677         66,549
      MAF Bancorp......................             2,660        111,454
      MBIA.............................             2,105        124,679
      MBNA.............................            30,607        760,584
      Merrill Lynch & Company..........             9,045        530,489
      Millea Holdings (Japan)..........                35        457,218
      Morgan Stanley...................             3,065        177,372
      National City....................             2,035         69,068
    + Navigators Group.................             2,250         69,458
      New Century Financial............             3,350        132,895

                        Global Asset Allocation Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      BANKING, FINANCE & INSURANCE (CONTINUED)
      Nomura Holdings (Japan)..........             8,000   $    136,232
      Old Republic International.......             3,068         77,792
      ORIX (Japan).....................             1,900        157,078
      Overseas-Chinese Banking
       (Singapore).....................             7,700         54,861
      Pacific Capital Bancorp..........             3,000        110,460
      PMI Group........................             6,813        253,648
      Protective Life..................               300         10,152
      Provident Bankshares.............             4,670        137,485
    + Providian Financial..............             1,860         21,650
      R&G Financial (Puerto Rico)......             5,600        222,880
      Radian Group.....................             8,096        394,680
      Republic Bancorp.................            13,114        176,908
      Royal Bank of Scotland Group
       (United Kingdom)................            20,255        598,282
      Sky Financial Group..............             3,360         87,158
      SLM..............................             8,000        301,440
      Societe Generale (France)........             4,525        399,533
      St. Paul.........................               770         30,531
      Stancorp Financial Group.........               300         18,864
      Standard Chartered (United
       Kingdom)........................             7,481        123,676
      State Street.....................             6,859        357,217
      Stewart Information Services.....             2,180         88,399
      Student Loan.....................               385         56,210
      Swiss Re (Switzerland)...........             6,974        470,854
      Torchmark........................               870         39,620
      Travelers Property Casualty Class
       B...............................            18,501        313,962
      Trustmark........................             2,640         77,273
      UBS AG (Switzerland).............            20,374      1,395,332
      Unibanco GDR (Brazil)............               900         22,455
      UniCredito Italiano (Italy)......            39,669        214,156
      UnionBanCal......................               450         25,893
      United Overseas Bank
       (Singapore).....................            33,000        256,492
      U.S. Bancorp.....................            42,754      1,273,213
      Wachovia.........................            16,850        785,042
      Washington Federal...............             7,300        207,320
      Washington Mutual................            15,582        625,150
      Webster Financial................             3,500        160,510
    + WellChoice.......................             3,000        103,500
      Wells Fargo......................            16,838        991,590
    + World Acceptance.................            13,500        268,785
      XL Capital Limited Class A
       (Bermuda).......................             6,101        473,133
      Zions Bancorporation.............             6,294        386,011
                                                            ------------
                                                              34,260,867
                                                            ------------
      BASIC INDUSTRY/CAPITAL GOODS-0.14%
      Freeport-McMoRan Copper & Gold
       Class B.........................             8,670        365,267
                                                            ------------
                                                                 365,267
                                                            ------------

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      BUILDINGS & MATERIALS-0.97%
    + American Standard................               280   $     28,196
      Ameron International.............             4,000        138,760
      Bouygues (France)................             9,784        342,094
    + Corinthian Colleges..............               700         38,892
      CRH (Ireland)....................            17,488        359,112
      D.R. Horton......................               440         19,034
    + Genlyte Group....................             4,100        239,358
    + Griffon..........................             6,840        138,578
    + Hovnanian Enterprises Class A....               500         43,530
      Hughes Supply....................             1,150         57,063
      KB HOME..........................               290         21,031
      Lennar...........................               406         38,976
      Lennox International.............             8,560        142,952
      Masco............................            16,868        462,353
    + NVR..............................               670        312,220
      Precision Castparts..............               585         26,565
    + USG..............................             5,420         89,809
                                                            ------------
                                                               2,498,523
                                                            ------------
      BUSINESS SERVICES-0.79%
    + aaiPharma........................             6,600        165,792
    + Accenture (Bermuda)..............             5,841        153,735
    + BearingPoint.....................             3,500         35,315
    + Convergys........................             9,437        164,770
    + Corporate Executive Board........               200          9,334
    + Digitas..........................            17,093        159,307
    + FTI Consulting...................             5,700        133,209
    + National Processing..............             3,800         89,490
    + Patterson Dental.................             2,200        141,152
    + Scansource.......................             4,200        191,604
      Secom Limited (Japan)............             7,000        261,267
    + URS..............................             3,325         83,158
      Vivendi Environment (France).....            14,025        376,807
      World Fuel Services..............             2,480         84,196
                                                            ------------
                                                               2,049,136
                                                            ------------
      CABLE, MEDIA & PUBLISHING-1.71%
    + Barnes & Noble...................             1,020         33,507
      Bowne & Company..................             2,300         31,188
    + Comcast Class A..................             7,382        242,646
    + Comcast Special Class A..........             5,680        177,670
    + Cumulus Media....................                40            880
    + EchoStar Communications Class A..             2,930         99,620
    + Fox Entertainment Group..........             1,175         34,251
    + Getty Images.....................               800         40,104
    + InterActiveCorp..................               900         30,537
      Knight-Ridder....................             1,368        105,842
    + Liberty Media Class A............            58,602        696,779
      McGraw-Hill Companies............             1,125         78,660
      Mediaset (Italy).................            40,825        485,079
      Meredith.........................               200          9,762
      New England Business Service.....             3,900        115,050
      Omnicom Group....................             1,425        124,445

                        Global Asset Allocation Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      CABLE, MEDIA & PUBLISHING (CONTINUED)
      Singapore Press Holdings
       (Singapore).....................            10,000   $    111,288
      Television Francaise (France)....            12,772        445,924
      The News Corporation.............             7,504        270,894
    + Time Warner......................            29,210        525,489
      Toppan Printing (Japan)..........               100          1,040
      Viacom Class B...................             7,940        352,377
      WPP Group (United Kingdom).......            41,975        413,654
                                                            ------------
                                                               4,426,686
                                                            ------------
      CHEMICALS-0.89%
      Airgas...........................             5,310        114,059
      Arch Chemicals...................             1,320         33,871
      Avery Dennison...................             1,200         67,224
      BASF (Germany)...................            12,126        684,457
      Ciba Specialty Chemicals
       (Switzerland)...................             3,295        254,968
      Dow Chemical.....................             8,762        364,236
      Englehard........................             5,024        150,469
    + Flowserve........................             1,420         29,650
    + Hercules.........................             7,700         93,940
      MacDermid........................             1,950         66,768
    + OM Group.........................             3,100         81,189
      PPG Industries...................             4,506        288,474
      Rohm & Haas......................               375         16,016
      RPM International................               830         13,662
      Sherwin-Williams.................             1,360         47,246
      Sigma-Aldrich....................               110          6,290
    + Sterling Chemicals...............                14            368
                                                            ------------
                                                               2,312,887
                                                            ------------
      COMPUTERS & TECHNOLOGY-6.14%
      Adobe Systems....................               585         22,991
      American Power Conversion........             3,140         76,773
    + Ansys............................             1,900         75,430
      Automatic Data Processing........             2,800        110,908
    + Avid Technology..................             5,050        242,400
    + BMC Software.....................             2,855         53,246
    + Checkfree........................             4,230        116,960
    + Cisco Systems....................            57,057      1,385,914
    + Cognizant Technology Solutions...             3,000        136,920
      Compal Electronics (Taiwan)......           177,000        242,430
      Computer Associates
       International...................            17,356        474,513
    + Computer Sciences................               395         17,471
    + Cypress Semiconductor............             6,700        143,112
    + Dell.............................            20,635        700,765
    + Earthlink........................            25,942        259,420
    + eCollege.com.....................             4,700         86,762
      Electronic Data Systems..........             1,545         37,914
    + Electronics Arts.................             3,370        161,019
    + EMC..............................             5,375         69,445
    + eResearch Technology.............             3,183         80,912
    + eSpeed...........................             5,000        117,050
      Fair Isaac.......................             4,700        231,052

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      COMPUTERS & TECHNOLOGY (CONTINUED)
    + Filenet..........................             3,300   $     89,364
    + Fiserv...........................             5,350        211,379
    + Foundry Networks.................             6,800        186,048
    + Global Imaging Systems...........             3,800        120,650
      Hewlett-Packard..................            70,693      1,623,817
    + Hutchinson Technology............             3,200         98,368
    + Imagistics International.........             2,550         95,625
      Inter-Tel........................             1,840         45,963
      International Business
       Machines........................             7,872        729,576
    + Invision Technologies............             5,000        167,850
      Iomega...........................            12,790         76,484
    + j2 Global Communications.........             5,300        131,281
    + Jabil Circuit....................             4,505        127,492
    + Lexar Media......................             7,600        132,468
    + Lexmark International............             3,775        296,866
      Linear Technology................             1,325         55,743
    + Lionbridge Technologies..........             5,000         48,050
    + Mercury Interactive..............               700         34,048
   ** Microsoft........................            83,057      2,287,389
    + Mobius Management Systems........             6,300         79,695
      MTS Systems......................             8,550        164,417
    + Netegrity........................             4,000         41,240
    + NetFlix..........................             3,100        169,539
    + Novell...........................            19,100        200,932
    + Oracle...........................            11,720        154,704
    + PalmOne..........................            10,250        120,438
    + PalmSource.......................             1,175         25,603
      PerkinElmer......................               630         10,754
      Pitney Bowes.....................             3,300        134,046
    + PLX Technology...................             9,400         83,190
      Pomeroy IT Solutions.............             5,550         81,807
    + QAD..............................             3,800         46,588
    + Quality Systems..................             1,000         44,590
    + Rofin-Sinar Technologies.........             9,100        314,496
    + RSA Security.....................             7,550        107,210
    + SanDisk..........................             6,400        391,296
    + Sonus Networks...................            18,800        142,128
      SS&C Technologies................             3,000         83,850
      Standard Register................             3,600         60,588
    + Storage Technology...............             2,690         69,268
    + SunGard Data Systems.............               735         20,367
    + Sykes Enterprises................            13,900        118,984
    + Symantec.........................            10,240        354,816
    + Take-Two Interactive Software....             5,000        144,050
    + Transaction Systems Class A......            10,700        242,141
    + United Online....................             4,455         74,799
    + UNOVA............................             9,530        218,714
    + VERITAS Software.................               560         20,810
    + WebEx Communications.............             8,342        167,674
    + Western Digital..................             6,086         71,754
    + Xerox............................            34,030        469,614
    + Yahoo............................             1,140         51,494
                                                            ------------
                                                              15,883,464
                                                            ------------

                        Global Asset Allocation Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      CONSUMER PRODUCTS-2.08%
      3M...............................             4,190   $    356,276
      Avon Products....................               300         20,247
    + Brookstone.......................            10,000        213,100
    + Central Garden & Pet.............             1,860         52,136
      Colgate-Palmolive................             1,160         58,058
      Dial.............................             2,600         74,022
      Gillette.........................               610         22,405
    + Henry Schein.....................             3,700        250,046
    + Jo-Ann Stores....................             3,568         72,787
    + Kadant...........................             5,150        111,498
      Kao (Japan)......................            10,000        203,415
      Kimberly-Clark...................             2,662        157,298
      LVMH Moet Hennessy Louis Vuitton
       (France)........................             6,465        470,522
      Mattel...........................             4,995         96,254
      Nu Skin Enterprises Class A......             8,720        149,025
      Olympus (Japan)..................            17,000        368,807
      Procter & Gamble.................             6,910        690,170
      Reckitt Benckiser (United
       Kingdom)........................            11,659        264,231
    + Shopko Stores....................             7,500        114,375
      Siemens (Germany)................             5,300        426,513
      Toro.............................             4,700        218,080
      Tyco International Limited
       (Bermuda).......................            25,591        678,161
    + United Stationers................             7,640        312,629
                                                            ------------

                                                               5,380,055

                                                            ------------

      CONSUMER SERVICES-0.67%
      Aaron Rents......................             3,600         72,468
    + Apollo Group Class A.............             5,580        379,439
      Block (H&R)......................             2,640        146,177
    + Career Education.................             8,780        351,815
      CDI..............................             2,600         85,150
    + ITT Educational Services.........             2,980        139,971
    + Labor Ready......................            22,450        294,095
      Securitas (Sweden)...............            16,400        221,089
    + University of Phoenix Online.....               700         48,251
                                                            ------------

                                                               1,738,455

                                                            ------------

      ELECTRONICS & ELECTRICAL EQUIPMENT-4.71%
      Acuity Brands....................             4,600        118,680
    + Affiliated Computer Services.....             1,800         98,028
    + Amkor Technologies...............            12,900        234,909
      Analog Devices...................             3,261        148,865
      Analogic.........................             1,700         69,700
    + Anixter International............             2,700         69,876
    + Arrow Electronics................             6,235        144,278
    + Avnet............................             1,470         31,840
    + Benchmark Electronics............            10,350        360,284
      Canon (Japan)....................            25,000      1,164,038
    + Checkpoint Systems...............             5,900        111,569
    + Conexant Systems.................            26,300        130,711
      CTS..............................             5,350         61,525
    + Energizer Holdings...............             1,050         39,438
    + Fairchild Semiconductor
       Class A.........................             2,100         52,437
    + Fisher Scientific
       International...................             2,100         86,877
      General Electric.................            64,628      2,002,175
    + Integrated Circuit Systems.......               420         11,966
    + Integrated Electrical Services...            10,600         98,050
      Intel............................            65,742      2,116,892
    + KLA-Tencor.......................               400         23,468
    + Lam Research.....................             2,500         80,750
    + LSI Logic........................            10,500         93,135
      Maxim Integrated Products........             1,130         56,274
    + Metrologic Instruments...........             4,600        124,200
      Microchip Technology.............               360         12,010
    + Microsemi........................             3,700         90,946
      Motorola.........................            23,945        336,906
    + National Semiconductor...........             2,030         80,002
    + OmniVision Technologies..........             2,800        154,700
      Philips Electronics
       (Netherlands)...................            11,181        326,488
    + Photronics.......................            10,290        204,977
    + Planar Systems...................             4,280        104,090
    + PMC-Sierra.......................            10,400        209,560
      Raytheon.........................             3,100         93,124
    + RF Micro Devices.................            15,723        158,016
      Ricoh Limited (Japan)............             6,000        118,410
      Rohm Limited (Japan).............             2,000        234,394
      Samsung Electronics Limited
       (South Korea)...................             3,637      1,376,657
    + Silicon Laboratories.............             2,560        110,643

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)
      Texas Instruments................             9,915   $    291,303
    + Trimble Navigation Limited.......             1,900         70,756
      Whirlpool........................             9,385        681,820
                                                            ------------

                                                              12,184,767
                                                            ------------

      ENERGY-3.97%
      Amerada Hess.....................               510         27,117
      Apache...........................             3,545        287,500
    + BJ Services......................               325         11,668
      BP Amoco ADR (United Kingdom)....             5,423        267,625
      Burlington Resources.............             1,235         68,394
      Cabot Oil & Gas..................             4,400        129,140
      Canadian Natural Resources
       (Canada)........................             3,640        183,602
      Chesapeake Energy................            10,483        142,359
      ChevronTexaco....................             1,540        133,041
    + Cimarex Energy...................             3,800        101,422
    + Clayton Williams Energy..........             3,800        110,466
    + Comstock Resources...............             5,750        110,975
      ConocoPhillips...................             6,519        427,451
      Ente Nazionale Idrocarburi
       (Italy).........................            24,086        454,498
      Exxon Mobil......................            44,539      1,826,098
      GlobalSantaFe....................             7,762        192,730
      Halliburton......................             8,985        233,610
    + Houston Exploration..............             3,890        142,063
      Marathon Oil.....................             1,570         51,951

                        Global Asset Allocation Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      ENERGY (CONTINUED)
      Nippon Oil (Japan)...............            25,000   $    127,368
    + Noble............................             4,300        153,854
    + Nuevo Energy.....................             9,630        232,757
      Patina Oil & Gas.................             5,287        259,010
      Petroleo Brasiliero (Brazil).....             5,978        174,797
    + Reliant Resources................             9,700         71,392
      Royal Dutch Petroleum
       (Netherlands)...................             7,094        371,655
    + Southwestern Energy..............            11,640        278,196
    + Stone Energy.....................             2,100         89,145
      Suncor Energy (Canada)...........             4,236        106,535
      Sunoco...........................               790         40,409
    + Tesoro Petroleum.................            13,000        189,410
      Total Fina Elf (France)..........             5,643        522,033
      Total Fina Elf (France)..........            11,199      2,082,151
      Unocal...........................             8,705        320,605
      Watsco...........................             4,250         96,603
    + Westport Resources...............             1,900         56,734
      Yukos ADR (Russia)...............             4,386        184,212
                                                            ------------

                                                              10,258,576

                                                            ------------

      ENVIRONMENTAL SERVICES-0.15%
      Republic Services Class A........            10,263        263,041
    + Tetra Tech.......................             4,650        115,599
                                                            ------------

                                                                 378,640

                                                            ------------

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      FOOD, BEVERAGE & TOBACCO-3.44%
      Altadis (Spain)..................             9,356   $    265,527
      Altria Group.....................            26,279      1,430,102
      Anheuser-Busch...................               814         42,882
      Archer-Daniels-Midland...........             2,835         43,149
    + Aurora Foods.....................               708              4
    + Checkers Drive-In Restaurant.....            10,000        104,100
      Coca-Cola........................            13,725        696,544
      Coca-Cola Enterprises............            31,502        688,949
      Companhia De Bebidas ADR
       (Brazil)........................             7,514        191,682
      ConAgra Foods....................             7,700        203,203
      Darden Restaurants...............            10,600        223,024
    + Dean Foods.......................             4,481        147,290
      Diageo (United Kingdom)..........            81,402      1,071,784
      Flowers Foods....................             3,850         99,330
      Fortune Brands...................             1,859        132,900
      General Mills....................             1,800         81,540
      Heinz (H.J.).....................             8,401        306,048
      Hershey Foods....................               270         20,787
      Interstate Bakeries..............             3,950         56,209
      Lance............................             6,300         94,689
      McDonald's.......................             5,300        131,599
      Nestle (Switzerland).............             5,257      1,313,452
      Pepsi Bottling Group.............             9,839        237,907
      PepsiCo..........................            13,115        611,421
      Sara Lee.........................               820         17,802
      Supervalu........................             1,452         41,513
      Sysco............................             5,990        223,008
      Tesco (United Kingdom)...........            80,550        371,306
      Tyson Food Class A...............               844         11,175
    + Yum Brands.......................               679         23,358
                                                            ------------

                                                               8,882,284
                                                            ------------

      HEALTHCARE & PHARMACEUTICALS-7.18%
      Abbott Laboratories..............            22,030      1,026,597
    + Advanced Medical Optics..........             6,100        119,865
    + AdvancePCS.......................             1,800         94,788
    + Alaris Medical Systems...........             5,900         89,739
    + Albany Molecular Research........             1,100         16,522
      Allergan.........................               280         21,507
    + American Pharmaceutical
       Partners........................             3,550        119,280
      AmerisourceBergen Class A........               400         22,460
    + Amgen............................            10,580        653,843
    + Anthem...........................               360         27,000
    + Antigenics.......................             3,900         44,148
    + Applied Molecular Evolution......             5,100         90,780
    + Apria Healthcare Group...........             7,710        219,504
      AstraZeneca (United Kingdom).....            25,864      1,240,851
    + Avigen...........................               900          5,292
      Bard (C.R.)......................                90          7,313
    + Boston Scientific................             7,126        261,952
    + Bradley Pharmaceuticals..........             7,200        183,096
      Bristol-Myers Squibb.............               610         17,446
    + Candela..........................             3,201         58,194
      Cardinal Health..................             4,230        258,707
    + Caremark RX......................             1,660         42,048
    + Celgene..........................               900         40,518
    + Coventry Health Care.............             7,950        512,696
    + Dade Behring Holdings............             6,100        218,014
    + Davita...........................             1,270         49,530
    + DJ Orthopedics...................            14,430        386,724
    + Endo Pharmaceuticals Holdings....             8,530        164,288
    + Eon Labs.........................               180          9,171
    + Esperion Therapeutics............             2,550         88,256
    + Exact Sciences...................             4,400         44,528
    + Forest Laboratories..............             4,450        275,010
    + Genta............................             4,600         47,886
    + Gentiva Health Services..........             5,800         73,312
    + Gilead Sciences..................             1,060         61,628
      Guidant..........................             3,200        192,640
    + Guilford Pharmaceuticals.........             3,400         23,052
    + Health Net.......................             5,695        186,227
    + HealthTronics Surgical
       Services........................             5,800         36,250
    + Idexx Laboratories...............             2,260        104,593
      IMS Health.......................               870         21,628
    + Inamed...........................             3,000        144,180
    + Invitrogen.......................               190         13,300
      Johnson & Johnson................            23,625      1,220,467
    + Kendle International.............             7,600         48,184
    + King Pharmaceuticals.............            18,747        286,079

                        Global Asset Allocation Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      HEALTHCARE & PHARMACEUTICALS (CONTINUED)
    + Kos Pharmaceuticals..............             9,250   $    398,120
    + Kyphon...........................             3,400         84,422
      Lilly (Eli)......................             3,900        274,287
      Manor Care.......................               170          5,877
    + Mariner Health Care..............                72          1,606
    + Maxygen..........................             3,300         35,079
      McKesson HBOC....................             5,600        180,096
    + Medco Health Solutions...........             3,029        102,956
    + Medicines........................             1,500         44,190
    + MEDIQ............................                74              1
      Medtronic........................             7,445        361,901
      Merck & Company..................             8,500        392,700
    + Mid Atlantic Medical Services....             2,600        168,480
      Mylan Laboratories...............               517         13,059
      Novartis AG (Switzerland)........            23,393      1,062,071
    + NPS Pharmaceuticals..............             1,300         39,962
    + Onyx Pharmaceuticals.............             1,500         42,345
    + OSI Pharmaceuticals..............             3,200        103,072
      Owens & Minor....................             5,150        112,837
    + Pacificare Health Systems........             2,585        174,746
    + Pediatrix Medical Group..........             4,550        250,660
      Pfizer...........................            74,223      2,622,298
    + Pharmaceutical Resources.........               970         63,196
    + Pharmacopeia.....................             2,100         29,841
    + Pharmacyclics....................             3,900         28,860
    + PSS World Medical................            11,000        132,770
      Roche Holding AG (Switzerland)...             1,314        132,542
      Schering.........................             1,300         65,853
      Select Medical...................             9,836        160,130
    + Sepracor.........................             1,850         44,271
    + Sierra Health Services...........            10,690        293,441
    + Sirna Therapeutics...............            12,000         62,400
    + Sybron Dental Specialties........             7,500        210,750
      Synthes-Stratec (Switzerland)....               170        168,247
    + Telik............................             2,000         46,020
      UnitedHealth Group...............             6,740        392,133
    + US Oncology......................             6,520         70,155
      Valeant Pharmaceuticals
       International...................             3,500         88,025
    + Varian Medical Systems...........             2,900        200,390
    + Watson Pharmaceutical............             2,431        111,826
    + Wellpoint Health Networks........             1,375        133,361
      Wyeth............................            11,075        470,134
      Yamanouchi Pharmaceutical
       (Japan).........................            10,600        329,365
                                                            ------------

                                                              18,573,568

                                                            ------------

      INDUSTRIAL MACHINERY-0.63%
      Applied Industrial
       Technologies....................             7,080        168,929
    + Applied Materials................             1,200         26,940
      Briggs & Stratton................             3,350        225,790
      Cascade..........................             3,012         67,168
    + Celestica (Canada)...............            12,295        185,286
      Dover............................             4,678        185,951
    + Global Power Equipment Group.....            19,950        133,266
      Ingersoll-Rand Class A
       (Bermuda).......................             6,471        439,250
      ITT Industries...................                90          6,679
      Nacco Industries Class A.........               650         58,162
      Pall.............................             3,600         96,588
      Steward & Stevenson Services.....             3,100         43,555
                                                            ------------

                                                               1,637,564

                                                            ------------

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      LEISURE, LODGING & ENTERTAINMENT-1.33%
    + Ameristar Casinos................             3,500   $     85,645
      CBRL Group.......................             6,590        252,133
    + CEC Entertainment................             2,500        118,475
    + Choice Hotels International......             2,170         76,493
      Disney (Walt)....................            20,297        473,529
      GTECH Holdings...................             7,105        351,626
      Harley-Davidson..................               290         13,784
      Harrah's Entertainment...........             5,850        291,155
      Hilton Group (United Kingdom)....            45,285        182,198
      Hilton Hotels....................            13,100        224,403
    + Isle of Capri Casinos............             6,200        133,114
    + K2...............................            10,100        153,621
    + Marvel Enterprises...............             9,800        285,278
    + Memberworks......................             6,330        171,986
      Royal Caribbean Cruises..........            10,946        380,811
    + Scientific Games.................            13,300        226,233
      Viad.............................               360          9,000
                                                            ------------

                                                               3,429,484
                                                            ------------

      METALS & MINING-0.84%
      Alcoa............................             1,110         42,180
      BHP Billiton Limited
       (Australia).....................            14,854        136,427
      BHP Billiton PLC (United
       Kingdom)........................            60,625        529,616
      Cia Vale DO Rio Doce ADR
       (Brazil)........................             5,200        304,200
      Cia Vale DO Rio Doce ADR
       (Brazil)........................             2,400        123,624
      Pohang Iron & Steel
       (South Korea)...................               550         75,241
      POSCO ADR (South Korea)..........             3,110        105,647
      Rio Tinto (United Kingdom).......             6,248        172,470
      Ryerson Tull.....................            11,560        132,362
      Schnitzer Steel Industries
       Class A.........................             4,090        247,445
      SKF (Sweden).....................             2,800        108,182
    + Terex............................             2,000         56,960
      United States Steel..............               580         20,312
      USEC.............................            15,050        126,420
                                                            ------------

                                                               2,181,086
                                                            ------------

      PACKAGING & CONTAINERS-0.35%
      Amcor Limited (Australia)........            20,122        125,229
    + Sealed Air.......................             3,670        198,694
    + Silgan Holdings..................             2,100         89,439
    + Smurfit-Stone Container..........            14,852        275,801
      Sonoco Products..................             8,572        211,043
                                                            ------------

                                                                 900,206
                                                            ------------

                        Global Asset Allocation Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      PAPER & FOREST PRODUCTS-0.09%
      Boise Cascade....................             5,083   $    167,027
      MeadWestvaco.....................             2,500         74,375
                                                            ------------

                                                                 241,402

                                                            ------------

      REAL ESTATE-0.69%
      Alexandria Real Estate
       Equities........................               880         50,952
      Annaly Mortgage Management.......             4,000         73,600
      Anworth Mortgage Asset...........             4,020         55,999
      Boston Properties................               690         33,251
      Brandywine Realty Trust..........             1,000         26,770
      Capital Automotive...............             1,661         53,152
      CBL & Associates Properties......             1,390         78,535
      Centerpoint Properties...........               550         41,195
      Cheung Kong Holdings (Hong
       Kong)...........................               500          3,977
      Equity Office Properties Trust...             9,568        274,122
      Equity One.......................             4,479         75,606
      Essex Property Trust.............             1,094         70,257
    + Felcor Lodging Trust.............             7,750         85,870
      Friedman Billings Ramsey
       Class A.........................             4,150         95,782
      Glimcher Realty Trust............             2,690         60,202
      Health Care REIT.................             1,380         49,680
      Impac Mortgage Holdings..........             4,853         88,373
      LNR Property.....................             1,570         77,731
    + MeriStar Hospitality.............            13,950         90,815
      Mills............................             1,570         69,080
      Nationwide Health Properties.....             1,740         34,017
      Pan Pacific Retail Properties....             1,450         69,093
      Post Properties..................             1,220         34,062
      Prentiss Properties Trust........               830         27,382
      Ryland Group.....................               435         38,558
      SL Green Realty..................               660         27,093
      Sun Communities..................               810         31,347
      Thornburg Mortgage Asset.........             2,900         78,880
                                                            ------------

                                                               1,795,381

                                                            ------------

      RETAIL-3.49%
    + 7-Eleven.........................             7,832        125,704
      Aeon Limited (Japan).............             3,800        127,293
    + Aeropostale......................             6,000        164,520
      Alberto Culver Class B...........             2,260        142,561
    + Amazon.com.......................             1,000         52,640
    + Bed Bath & Beyond................             4,680        202,878
      Best Buy.........................             3,100        161,944
    + Big 5 Sporting Goods.............             4,100         85,895
      Blair............................             2,153         52,404
      Brown Shoe.......................             6,320        239,718
      Cash America International.......            12,830        271,739
    + Charming Shoppes.................            14,750         79,650
    + Children's Place.................             3,650         97,565
      Claire's Stores..................             2,520         47,477
    + Compucom Systems.................             9,763         51,158
      CVS..............................             2,900        104,748
    + eBay.............................               880         56,839
    + Electronics Boutique Holdings....             5,382        123,194
      Family Dollar Stores.............               160          5,741
      Federated Department Stores......             1,270         59,855
    + Finlay Enterprises...............             5,914         83,565
      Gap..............................             7,710        178,949
      Goody's Family Clothing..........            15,340        143,582
      Great Universal Stores...........            22,113        305,601
    + Gymboree.........................             3,650         62,890
      Haverty Furniture................             2,800         55,608
      Heenes & Mauritz B Shares
       (Sweden)........................             4,350        103,380
    + Hibbett Sporting Goods...........             3,500        104,300
      Home Depot.......................            16,230        576,002
      Ikon Office Solutions............             9,600        113,856
    + Insight Enterprises..............             5,050         94,940
    + Kroger...........................            13,975        258,677
      Limited..........................             9,975        179,849
      Liz Claiborne....................               440         15,602
      Lowe's...........................            10,930        605,412
    + Men's Wearhouse..................            12,850        321,378
      Michaels Stores..................             1,540         68,068
    + Office Depot.....................            18,375        307,046
      Penney (J.C.)....................             5,634        148,062
      PetSmart.........................             2,700         64,260
      Pinault-Printemps-Redoute
       (France)........................             1,165        112,635
      RadioShack.......................             1,180         36,202
    + Rent-A-Center....................             5,565        166,282

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      RETAIL (CONTINUED)
    + Rite Aid.........................             5,600   $     33,824
      Ross Stores......................             4,720        124,750
    + Saks.............................               630          9,475
    + Sharper Image....................             5,330        174,025
    + Staples..........................             8,125        221,813
      Target...........................             3,600        138,240
      The Swatch Group AG
       (Switzerland)...................             3,183         75,924
      The Swatch Group AG Class B
       (Switzerland)...................             1,934        232,221
      TJX..............................             7,103        156,621
    + Urban Outfitters.................             4,900        181,545
      VF...............................               325         14,053
      Wal-Mart Stores..................            21,310      1,130,495
      Weis Markets.....................               880         31,944
    + Whole Foods Market...............               160         10,741
      Woolworths Limited (Australia)...            15,416        137,059
                                                            ------------

                                                               9,032,399
                                                            ------------

      TELECOMMUNICATIONS-3.69%
      Adtran...........................             3,858        119,598
    + Aether Systems...................            26,150        124,213
    + Arch Wireless Class A............                12            238
    + Arris Group......................            15,350        111,134
    + Aspect Communications............            27,560        434,346
      AT&T.............................             1,335         27,101

                        Global Asset Allocation Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      TELECOMMUNICATIONS (CONTINUED)
    + AT&T Wireless Services...........            15,000   $    119,850
    + Audiovox Class A.................             4,700         60,348
    + Avaya............................            18,400        238,096
      BellSouth........................            13,648        386,238
      CenturyTel.......................             1,010         32,946
      China Telecom Limited (China)....           324,000        133,546
    + Comtech Telecommunications.......             3,200         92,384
    + Deutsche Telekom (Germany).......            13,130        240,805
    + Ericsson LM B Shares (Sweden)....           166,867        299,165
      Harris...........................               590         22,391
    + Inet Technologies................             9,300        111,600
      KT ADR (South Korea).............            19,335        368,718
    + Nextel Communications............             2,572         72,170
    + NII Holdings Class B.............             2,700        201,501
      Nippon Telegraph & Telephone
       (Japan).........................                21        101,306
      Nokia ADR........................             6,440        109,480
      Nokia OYJ (Finland)..............            32,450        561,161
      NTT DoCoMo (Japan)...............               373        845,750
    + PTEK Holdings....................            10,200         89,862
      QUALCOMM.........................             9,040        487,527
      SBC Communications...............            24,847        647,761
      Scientific-Atlanta...............             1,525         41,633
      SK Telecom (South Korea).........             1,150        192,069
      SK Telecom ADR (South Korea).....             6,200        115,630
      Sprint...........................             1,625         26,683
      Telefonos De Mexico ADR
       (Mexico)........................            11,367        375,452
    + Time Warner Telecom Class A......             5,750         58,248
      UTStarcom........................               460          9,439
      Verizon Communications...........            26,472        928,637
      Vodafone Group (United Kingdom)..           713,083      1,767,987
      World Access Series D............                 8              0
                                                            ------------

                                                               9,555,013

                                                            ------------

      TEXTILES, APPAREL & FURNITURE-0.35%
      Albany International.............             1,662         56,342
      HON Industries...................             2,170         94,004
      Johnson Controls.................               205         23,805
      Kellwood.........................             4,800        196,800
      Newell Rubbermaid................             3,800         86,526
      Phillips -- Van Heusen...........             3,550         62,977
      Reebok International.............               915         35,978
      Russell..........................             2,350         41,266
    + Select Comfort...................             4,024         99,634
    + Stage Stores.....................             3,150         87,885
    + Vans.............................             9,600        109,536
                                                            ------------

                                                                 894,753

                                                            ------------

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      COMMON STOCK (CONTINUED)
      TRANSPORTATION & SHIPPING-1.21%
    + Alaska Air Group.................             1,750   $     47,758
    + America West Holdings Class B....             9,200        114,080
      Burlington Northern Santa Fe.....             1,410         45,614
      Canadian National Railway
       (Canada)........................             2,422        153,264
      Canadian National Railway
       (Canada)........................             5,467        346,909
      East Japan Railway (Japan).......                49        230,895
    + ExpressJet Holdings..............            17,900        268,500
    + General Maritime.................             6,650        117,040
    + Hunt (JB) Transport Services.....             2,400         64,824
    + SCP Pool.........................             3,700        120,916
      Singapore Airlines (Singapore)...            14,000         92,328
      Southwest Airlines...............            14,381        232,109
      TNT Post Group (Netherlands).....             7,286        170,662
      Union Pacific....................            11,667        810,622
      United Parcel Service Class B....             4,090        304,910
                                                            ------------

                                                               3,120,431
                                                            ------------

      UTILITIES-1.65%
      AGL Resources....................             1,590         46,269
    + Allegheny Energy.................            20,300        259,028
      Centerpoint Energy...............            17,317        167,802
      Cleco............................             2,150         38,657
      Dominion Resources...............             3,125        199,469
      DPL..............................             9,300        194,184
    + Edison International.............            12,454        273,116
      Energen..........................             7,075        290,287
      Entergy..........................             4,734        270,453
      Exelon...........................             4,555        302,270
      FirstEnergy......................             1,877         66,070
      Iberdrola (Spain)................            28,451        562,345
      Korea Electric Power (South
       Korea)..........................             8,370        150,330
      ONEOK............................             4,600        101,568
    + PG&E.............................            13,083        363,315
      PNM Resources....................             1,800         50,580
      Progress Energy..................             4,903        221,910
      South Jersey Industries..........             1,700         68,850
      Tokyo Electric Power (Japan).....                18            395
      Tokyo Gas (Japan)................           108,900        388,166
      UGI..............................             2,550         86,445
      Unisource Energy.................             3,890         95,927
      Westar Energy....................             3,700         74,925
                                                            ------------

                                                               4,272,361
                                                            ------------

      TOTAL COMMON STOCK
       (COST $114,119,249).............                      160,844,109
                                                            ------------

      EXCHANGE TRADED FUNDS-0.07%
      iShares Russell 2000 Value Index
       Fund............................             1,108        178,166
                                                            ------------

      TOTAL EXCHANGE TRADED FUNDS (COST
       $169,277).......................                          178,166
                                                            ------------

      PREFERRED STOCK-0.33%
    ! CenterPoint Energy 2.00%.........             4,900        158,074
      CSC Holding 11.75%...............                 5            521
      Ford Motor Capital Trust II
       6.50%...........................             2,171        121,250
      Hartford Financial Services
       6.00%...........................             2,168        128,172

                        Global Asset Allocation Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      PREFERRED STOCK (CONTINUED)
      Hartford Financial Services
       7.00%...........................               850   $     51,956
      Xerox 6.25%......................             2,953        383,152
                                                            ------------

      TOTAL PREFERRED STOCK
       (COST $675,242).................                          843,125
                                                            ------------

                                               PRINCIPAL
                                                AMOUNT
      AGENCY COLLATERALIZED MORTGAGE
       OBLIGATIONS-0.37%
      Fannie Mae
       Series 2002-14 A2 7.50%
       1/25/42.........................       $    83,520         91,194
       ++Series 2002-36 SJ 17.35%
       8/25/31.........................            12,486         14,144
      Fannie Mae Grantor Trust
       Series 1999-T2 A1 7.50%
       1/19/39.........................             7,381          8,059
    !  Series 2001-T7 A1 7.50%
       2/25/41.........................               424            463
       Series 2001-T8 A1 7.50%
       7/25/31.........................           245,782        268,362
       Series 2002-T4 A3 7.50%
       12/25/41........................            55,989         61,311
       Series 2002-T6 A2 7.50%
       10/25/41........................            22,423         24,484
       Series 2002-T16 A3 7.50%
       7/25/42.........................           180,452        197,030
       Series 2002-T18 A4 7.50%
       8/25/42.........................             9,950         10,864
      Fannie Mae Whole Loan
       Series 2002-W3 A5 7.50%
       1/25/28.........................             3,754          4,098
       Series 2002-W7 A5 7.50%
       2/25/29.........................            93,988        102,624
       Series 2003-W2 1A3 7.50%
       7/25/42.........................            19,355         21,133
       Series 2003-W3 1A3 7.50%
       8/25/42.........................            42,067         45,932
      Federal Home Loan Mortgage
       Corporation Structures Pass
       Through Securities Series T-58
       4A 7.50% 9/25/43................            24,926         27,294
      @Freddie Mac Series 2412 GS
       17.99% 2/15/32..................            73,700         87,512
                                                            ------------

      TOTAL AGENCY COLLATERALIZED
       MORTGAGE OBLIGATIONS
       (COST $937,180).................                          964,504
                                                            ------------

      AGENCY MORTGAGE-BACKED SECURITIES-1.27%
      Fannie Mae
       6.00% 3/1/17....................            14,971         15,724
       6.50% 6/1/28....................           254,443        266,529
       6.50% 2/1/29....................           239,404        250,626
       6.50% 4/1/29....................           527,102        552,140
       6.50% 6/1/31....................           300,214        314,099
       6.50% 5/1/32....................           366,868        383,836
       6.50% 6/1/32....................             6,684          6,993
       6.50% 8/1/32....................           272,762        285,377
       6.50% 9/1/32....................           221,514        231,759
       6.50% 1/1/33....................           263,536        275,724
       6.50% 3/1/33....................            96,302        100,756
       6.50% 3/1/33....................           118,373        123,848
       6.50% 12/1/33...................           111,000        116,134
    @  6.606% 9/1/31...................           123,947        127,047
       7.00% 7/1/32....................            15,385         16,293
       7.00% 8/1/32....................            32,999         34,948
       7.00% 12/1/32...................            72,559         76,845
       7.50% 7/1/07....................            49,594         52,600
      Freddie Mac Gold
       6.00% 1/1/32....................            56,026         57,934
      GNMA 7.50% 10/20/30..............             6,445          6,868
                                                            ------------

      TOTAL AGENCY MORTGAGE-BACKED
       SECURITIES (COST $3,279,250)....                        3,296,080
                                                            ------------

      ASSET-BACKED SECURITIES-0.67%
      @Ace Securities Series 2001-HE1
       M2 2.51% 11/20/31...............            45,000         45,078
   ++ ARC Net Interest Margin Trust
       Series 2002-8 A 144A
       7.75% 11/27/32..................            12,259         12,158
      @Argent Securities Series 2003-W2
       M6 4.87% 9/25/33................            27,000         21,760
      @Asset Backed Securities Home
       Equity Series 03-HE3 A2
       1.69% 6/15/33...................            72,360         72,247
      @Bank One Issuance Trust Series
       2002-C1 C1 2.801% 4/16/07.......            66,000         66,642
      @Bayview Financial Acquisition
       Trust Series 2003-F A 1.62%
       12/28/34........................            59,720         59,720
      @Bear Stearns Asset Backed
       Securities Series 2003-3 A2
       1.71% 5/25/15...................            25,000         25,140
   ++ Capital One Master Trust Series
       2001-5 C 144A
       2.27% 6/15/09...................            25,000         25,000
      Capital One Multi-Asset Trust
       Series 2003-C2 C2 4.32%
       4/15/09.........................            45,000         45,894
      Chase Credit Card Master Trust
       Series 2000-1 C 1.85% 6/15/07...            25,000         25,037
       Series 2002-2 C 2.01% 7/16/07...            43,000         43,190
      Citibank Credit Card Issuance
       Trust Series 2001-C1 C1
       2.23% 1/15/10...................            31,000         31,492
      Conseco Finance Securitizations
       Series 2000-4 A6 8.31% 5/1/32...           155,000        136,856

       ##Series 2001-1 A5 6.99%
       7/1/32..........................            75,000         67,704
       Series 2001-3 A3 5.79% 5/1/33...            48,000         48,111
       Series 2001-4 A4 7.36% 9/1/33...            75,000         71,289
       Series 2002-1 A 6.681%
       12/1/33.........................            83,427         84,926
      Countywide Asset-Backed
       Certificates
       ++Series 2003-5NF 144A
       7.00% 9/1/33....................            46,923         46,867
       @Series 2003-BC4 B 4.60%
       1/25/32.........................            20,000         20,300

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      ASSET-BACKED SECURITIES (CONTINUED)
      @Encore Credit Series 2003-1 B2
       5.314% 7/25/33..................       $    25,000   $     23,047
      Federal Home Loan Structured Pass
       Through Securities Series T-41
       3A 7.50% 7/25/32................            63,027         69,015
      Freddie Mac Structured Pass
       Through Securities Series T-42
       A5 7.50% 2/25/42................            21,922         24,005

                        Global Asset Allocation Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      ASSET-BACKED SECURITIES (CONTINUED)
   ++ Fremont NIM Trust
       Series 2003-B 144A
       5.65% 11/25/33..................       $    46,885   $     46,875
 !@++ Goldentree Loan Opportunities II,
       Limited Series 2A 4 144A (Cayman
       Islands)
       4.37% 7/10/15...................            15,000         15,000
      Green Tree Financial Corporation
       Series 1999-5 A5 7.86% 4/1/31...           121,000        103,230
      Greenpoint Manufactured Housing
       Series 1999-5 A4 7.59%
       11/15/28........................            90,000         91,204
      Home Equity Asset Trust
       ++Series 2002-5N A 144A
       8.00% 6/27/33...................            18,106         17,880
       ++Series 2003-3 144A 8.00%
       9/27/33.........................            18,987         18,702
       Series 2003-4 B3 5.61%
       10/25/33........................            25,000         22,382
       ++Series 2003-5 144A 7.50%
       1/27/34.........................            24,080         23,899
   ++ Long Beach Mortgage Loan Trust
       Series 2003-4 N1 144A
       6.535% 8/25/33..................            22,395         22,456
  @++ Marriott Vacation Club Owner
       Trust Series 2002-1A A1 144A
       1.81% 12/20/24..................            36,126         36,368
      MBNA Credit Card Master Note
       Trust
       @Series 2001-C1 C1 2.17%
       10/15/08........................            35,000         35,297
       Series 2002-C5 C5 4.05%
       1/15/08.........................            31,000         31,720
      Mid-State Trust Series 11 B1
       8.221% 7/15/38..................            18,719         17,596
      @Morgan Stanley Dean Witter
       Capital
       Series 2002-AM2 B1 4.21%
       5/25/32.........................            25,000         23,232
       Series 2002-HE1 B1 2.91%
       9/25/13.........................            25,000         23,703
      @New Century Home Equity Loan
       Trust Series 2003-3 M6
       4.87% 7/25/33...................            27,000         23,134
   ++ Novastar Capital Trust Series
       2002-C1 A 144A
       7.15% 10/25/31..................             4,585          4,585
   ++ Novastar Nim Trust
       Series 2003-N1 144A
       7.385% 3/28/05..................            19,050         19,059
    ! Sharp
       ++Series 2003-HS1N N 144A
       7.48% 6/25/33...................            23,580         23,683
       Series 2003-NC1N N
       7.25% 11/25/33..................            21,833         21,853

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      ASSET-BACKED SECURITIES (CONTINUED)
   ++ Structured Asset Investment Loan
       Net Interest Margin Series
       2003-3 A 144A 7.75% 4/27/33.....       $    20,502   $     20,399
      @Structures Asset Investment Loan
       Trust Series 2003-BC13 M6
       4.14% 11/25/33..................            25,000         20,587
                                                            ------------
      TOTAL ASSET-BACKED SECURITIES
       (COST $1,771,498)...............                        1,728,322
                                                            ------------
      COMMERCIAL MORTGAGE-BACKED SECURITIES-0.51%
      Asset Securitization
       Series 1995-MD4 A1 7.10%
       8/13/29.........................            21,059         22,571
       Series 1996-D2 A1 6.92%
       2/14/29.........................            45,200         48,017
       Series 1996-MD6 A1C
       7.04% 11/13/29..................           122,971        133,663
       Series 1997-MD7 A1B
       7.41% 1/13/30...................           106,200        115,995
      Chase Commercial Mortgage
       Securities Series 2000-1 A1
       7.656% 4/15/32..................            24,939         27,021
      Commercial Mortgage Acceptance
       Series 1997-ML1 A2
       6.57% 12/15/30..................           145,000        153,790
       Series 1997-ML1 A3
       6.57% 12/15/30..................            60,000         65,579
      CS First Boston Mortgage
       Securities Series 1997-C2 A2
       6.52% 1/17/35...................            80,347         84,296
   ++ FFCA Secured Lending Series
       2000-1 Class A2 144A
       7.77% 2/18/19...................           202,000        224,940
  @++ GGP Mall Properties Trust Series
       2001-C1 D3 144A
       3.37% 2/15/14...................            51,942         52,678
      J.P. Morgan Commercial Mortgage
       Finance Corporation Series
       2000-C9 A1 7.59% 10/15/32.......           159,783        172,148
  @++ Lehman Brothers Floating Rate
       Series 2003-C4A A 144A
       1.72% 7/11/15...................            32,544         32,544
      Merrill Lynch Mortgage Investors
       @Series 1995-C3 A3 7.121%
       12/26/25........................            19,327         19,742
       Series 1999-C1 A1 7.37%
       11/15/31........................            54,904         57,100
 !@++ Morgan Stanley Dean Witter
       Capital Series 2001-XLF D 144A
       2.69% 10/7/13...................            34,715         34,727

                        Global Asset Allocation Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
      Nomura Asset Securities
       Series 1995-MD3 A1B
       8.15% 4/4/27....................       $    23,235   $     24,484
       Series 1996-MD5 A1B
       7.12% 4/13/39...................            25,000         27,224
      Salomon Brothers Mortgage
       Securities VII Series 2000-C2 A1
       7.298% 7/18/33..................            15,217         15,445
                                                            ------------
      TOTAL COMMERCIAL MORTGAGE-BACKED
       SECURITIES (COST $1,292,281)....                        1,311,964
                                                            ------------
    # COMMERCIAL PAPER-13.80%
      Barton Capital 1.09% 1/7/04......         4,554,000      4,553,173
      BMW US Capital 0.96% 1/2/04......         8,000,000      7,999,787
      Old Line Funding 1.10% 1/15/04...        10,000,000      9,995,722
      Sheffield Receivables 1.10%
       1/20/04.........................         6,078,000      6,074,471
      Yorktown Capitol LLC
       1.13% 1/23/04...................         7,066,000      7,061,250
                                                            ------------
      TOTAL COMMERCIAL PAPER (COST
       $35,684,403)....................                       35,684,403
                                                            ------------
      CORPORATE BONDS-11.70%
      AEROSPACE & DEFENSE-0.23%
      Boeing 6.125% 2/15/33............            25,000         25,168
      L-3 Communications 7.625%
       6/15/12.........................           120,000        130,650
      Litton Industries 8.00%
       10/15/09........................            40,000         47,587
      Lockheed Martin 8.50% 12/1/29....           100,000        131,437
      Northrop Grumman 7.125% 2/15/11..            45,000         52,120
      Raytheon
       4.85% 1/15/11...................            20,000         20,056
       5.375% 4/1/13...................            20,000         20,070
       6.75% 8/15/07...................            40,000         44,353
       8.30% 3/1/10....................            30,000         36,042
      Sequa 8.875% 4/1/08..............            77,000         83,930
                                                            ------------
                                                                 591,413
                                                            ------------
      AUTOMOBILES & AUTOMOTIVE PARTS-0.32%
      Autonation
       9.00% 8/1/08....................            83,000         95,658
      Daimlerchrysler
       3.40% 12/15/04..................            30,000         30,318
       4.05% 6/4/08....................            35,000         34,796
       7.20% 9/1/09....................            90,000        100,628
      Dana
       9.00% 8/15/11...................            95,000        114,950
      Ford Motor
       7.45% 7/16/31...................            60,000         60,809
       9.98% 2/15/47...................            40,000         49,235
      Lear
       7.96% 5/15/05...................           130,000        139,750
       8.11% 5/15/09...................            49,000         57,881
    !  8.125% 4/1/08...................            25,000         35,791

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      AUTOMOBILES & AUTOMOTIVE PARTS (CONTINUED)
      Navistar International
       9.375% 6/1/06...................       $    55,000   $     60,981
      Visteon
       8.25% 8/1/10....................            35,000         38,844
                                                            ------------
                                                                 819,641
                                                            ------------
      BANKING, FINANCE & INSURANCE-3.09%
      Ace Ina Holdings
       8.30% 8/15/06...................            15,000         16,980
      Allfirst Financial
       7.20% 7/1/07....................            35,000         39,053
      Allstate
       5.35% 6/1/33....................            45,000         41,576
      America General
       7.50% 8/11/10...................           100,000        119,778
      American General Finance
       5.875% 7/14/06..................            45,000         48,589
      Ameritech Capital Funding
       6.25% 5/18/09...................            40,000         44,098
   ++ Arch Western Finance 144A
       6.75% 7/1/13....................            55,000         56,788
   ++ ASIF Global Financing 144A
       3.85% 11/26/07..................            25,000         25,434
      Associates
       7.375% 6/11/07..................            30,000         34,073
      AXA Financial
       7.75% 8/1/10....................            85,000        100,817
   ++ BAE Systems Holdings 144A
       6.40% 12/15/11..................            20,000         21,532
      Bank of America
       6.50% 3/15/06...................            55,000         59,902
       7.40% 1/15/11...................           235,000        276,001
    @ Bank of New York
       3.40% 3/15/13...................            30,000         29,430
      Bank One
       7.60% 5/1/07....................            10,000         11,373
      Bank United
       8.875% 5/1/07...................           165,000        195,057
  @++ Barclays Bank 144A
       6.86% 9/29/49...................           105,000        114,317
      Bear Stearns
       3.00% 3/30/06...................            35,000         35,546
       7.25% 10/15/06..................            40,000         45,033
      Boeing Capital
       4.75% 8/25/08...................            35,000         36,144
       7.375% 9/27/10..................            30,000         34,530
      Capital One Bank
       4.875% 5/15/08..................            15,000         15,452
       6.50% 6/13/13...................             5,000          5,251
       6.70% 5/15/08...................            50,000         54,843
      Capital One Financial
       7.25% 5/1/06....................            75,000         81,201

                        Global Asset Allocation Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      BANKING, FINANCE & INSURANCE (CONTINUED)
      Cendant
       7.375% 1/15/13..................       $    35,000   $     40,202
      Cit Group
       4.125% 2/21/06..................            75,000         77,650
       6.875% 11/1/09..................            70,000         78,744
      Citigroup
       6.50% 1/18/11...................           190,000        214,527
       6.625% 1/15/28..................           175,000        190,824
       6.75% 12/1/05...................            65,000         70,647
      Conoco Funding (Canada)
       6.35% 10/15/11..................           200,000        224,580
      Countrywide Capital III Series B
       8.05% 6/15/27...................            20,000         23,375
      Countrywide Home Loan
       5.625% 5/15/07..................           110,000        118,847
       6.85% 6/15/04...................           100,000        102,399
      Credit Suisse First Boston USA
       5.50% 8/15/13...................            50,000         51,622
       5.875% 8/1/06...................            80,000         86,406
      Deluxe
       5.00% 12/15/12..................            10,000         10,155
      Duke Capital
       6.25% 7/15/05...................            10,000         10,510
      Eircom Funding (Ireland)
       8.25% 8/15/13...................            60,000         66,750
    ! Executive Risk Capital Trust
       Series B 8.675% 2/1/27..........            10,000         11,557
      First Chicago
       6.375% 1/30/09..................           205,000        228,570
    @ Fleet Capital Trust V
       2.17% 12/18/28..................            40,000         39,694
      FleetBoston Financial
       7.25% 9/15/05...................            75,000         81,589
      Ford Motor Credit
       6.50% 1/25/07...................           120,000        127,915
       7.375% 10/28/09.................           135,000        148,428
       7.875% 6/15/10..................            80,000         89,504
      Fund American
       5.875% 5/15/13..................            35,000         35,488
      General Electric Capital
       6.00% 6/15/12...................           110,000        119,489
       6.75% 3/15/32...................            15,000         16,662
       7.875% 12/1/06..................           200,000        229,139
      General Motors Acceptance
       6.125% 9/15/06..................           155,000        165,992
       6.875% 9/15/11..................            70,000         75,512
       8.00% 11/1/31...................            50,000         56,316
      Goldman Sachs Group
       4.75% 7/15/13...................           125,000        122,052
       6.125% 2/15/33..................            15,000         15,157
       6.65% 5/15/09...................            75,000         84,933
      Hartford Life
       7.375% 3/1/31...................            55,000         64,693

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      BANKING, FINANCE & INSURANCE (CONTINUED)
      Heller Financial
       7.375% 11/1/09..................       $   205,000   $    240,870
       8.00% 6/15/05...................            10,000         10,911
      Household Finance
       6.375% 10/15/11.................            95,000        104,774
       6.375% 11/27/12.................             5,000          5,495
       7.00% 5/15/12...................           230,000        262,707
  @++ HSBC Capital Funding 144A
       (Jersey)
       4.61% 12/29/49..................            40,000         37,800
       9.547% 12/29/49.................            45,000         57,273
    @ Independence Community Bank
       3.50% 6/20/13...................            60,000         57,965
    @ ING Capital Funding III
       8.439% 12/31/49.................            50,000         60,625
      International Lease Finance
       4.35% 9/15/08...................            90,000         91,944
      J.P. Morgan Chase
       5.35% 3/1/07....................           170,000        182,083
       5.75% 1/2/13....................            50,000         52,817
      John Deere Capital
       3.125% 12/15/05.................            30,000         30,607
      John Hancock Financial Services
       5.625% 12/1/08..................            20,000         21,627
      Lehman Brothers
       7.50% 9/1/06....................            25,000         28,075
   ++ Liberty Mutual Insurance 144A
       7.697% 10/15/97.................            30,000         27,050
      Mercantile Bancorporation
       7.30% 6/15/07...................            85,000         96,807
      Merrill Lynch & Company
       4.75% 11/20/09..................            10,000         10,357
       7.08% 10/3/05...................            85,000         92,391
      Metlife
       6.125% 12/1/11..................            50,000         54,616
      Midland Funding II
       11.75% 7/23/05..................             3,666          3,977
      Morgan Stanley
       4.25% 5/15/10...................            15,000         15,000
       5.30% 3/1/13....................            65,000         66,518
       5.80% 4/1/07....................            80,000         87,023
      National City Bank
       6.25% 3/15/11...................           105,000        118,019
      National Rural Utilities
       3.00% 2/15/06...................            90,000         91,170
       6.00% 5/15/06...................            45,000         48,556
      National Westminster Bank (United
       Kingdom)
       7.375% 10/1/09..................            45,000         52,703
      Nationwide Financial Services
       5.625% 2/13/15..................            10,000         10,328
   ++ Nationwide Mutual Insurance 144A
       8.25% 12/1/31...................             5,000          6,027

                        Global Asset Allocation Fund- 13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      BANKING, FINANCE & INSURANCE (CONTINUED)
      Nordea Bank Finland
       6.50% 4/1/09....................       $    50,000   $     55,923
   ++ OneAmerica Financial Partners
       144A
       7.00% 10/15/33..................            10,000          9,930
      PNC Funding
       5.25% 11/15/15..................            70,000         69,521
      Popular North America
       3.875% 10/1/08..................            35,000         34,972
   ++ Power Receivables Finance 144A
       6.29% 1/1/12....................           100,000        104,467
      PP&L Capital Funding
       8.375% 6/15/07..................            45,000         51,479
   ++ Principal Life Global 144A
       5.25% 1/15/13...................            15,000         15,221
      Protective Life
       4.30% 6/1/13....................            25,000         23,720
      Prudential Financial
       4.50% 7/15/13...................            25,000         23,912
       5.75% 7/15/33...................            60,000         56,866
      Sovereign Bancorp
       10.50% 11/15/06.................           173,000        204,789
      Sovereign Bank
       5.125% 3/15/13..................             5,000          4,975
      St Paul Companies
       5.75% 3/15/07...................            75,000         81,084
    @ State Street Capital Trust II
       1.68% 2/15/08...................            35,000         35,132
      Suncorp-Metway Limited
       (Australia)
       4.625% 6/15/13..................            50,000         47,377
      Textron Finance
      2.75% 6/1/06.....................             5,000          4,993
      6.00% 11/20/09...................            55,000         60,430
      Travelers Property Casualty
       3.75% 3/15/08...................            10,000         10,053
    @ UBS Preferred Funding Trust I
       8.622% 10/29/49.................            65,000         80,248
   ++ USF&G Capital I 144A
       8.50% 12/15/45..................            20,000         22,258
      Wachovia Bank
       7.80% 8/18/10...................           140,000        169,131
      Western Financial
       9.625% 5/15/12..................            70,000         78,400
  @++ Westpac Capital Trust III 144A
       5.819% 12/29/49.................            25,000         25,929
    ! WMC Finance USA (Australia)
       5.125% 5/15/13..................            25,000         24,691
       6.25% 5/15/33...................            25,000         24,991
      XL Capital Limited (United
       Kingdom)
       6.50% 1/15/12...................            20,000         21,925
                                                            ------------
                                                               7,991,258
                                                            ------------

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      BUILDING & MATERIALS-0.21%
      American Standard
       7.625% 2/15/10..................       $    65,000   $     74,100
      Beazer Homes USA
       8.625% 5/15/11..................            54,000         59,670
      DR Horton
       5.875% 7/1/13...................            75,000         75,375
      K Hovnanian Enterprise
       6.50% 1/15/14...................            50,000         50,063
      KB Home
       9.50% 2/15/11...................            80,000         89,600
      Lennar
       5.95% 3/1/13....................            15,000         15,729
       9.95% 5/1/10....................            35,000         40,264
      NVR
       5.00% 6/15/10...................            45,000         44,325
      Pulte Homes
       6.375% 5/15/33..................            25,000         24,414
       7.875% 8/1/11...................            15,000         17,705
      WCI Communities
       10.625% 2/15/11.................            55,000         62,425
                                                            ------------
                                                                 553,670
                                                            ------------
      BUSINESS SERVICES-0.05%
      Cendant
       6.25% 1/15/08...................            10,000         10,920
       6.25% 3/15/10...................            45,000         49,011
   ++ Science Applications 144A
       5.50% 7/1/33....................            80,000         73,417
    ! Von Hoffman
       13.50% 5/15/09..................             1,328          1,208
                                                            ------------
                                                                 134,556
                                                            ------------
      CABLE, MEDIA & PUBLISHING-0.78%
      British Sky Broadcasting (United
       Kingdom)
       6.875% 2/23/09..................           165,000        185,454
      Chancellor Media
       8.00% 11/1/08...................           170,000        197,625
      Clear Channel Communications
       4.25% 5/15/09...................            10,000         10,040
      Comcast
       5.85% 1/15/10...................            15,000         16,040
       7.05% 3/15/33...................           170,000        185,648

                        Global Asset Allocation Fund- 14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      CABLE, MEDIA & PUBLISHING (CONTINUED)
      Cox Communication
       7.75% 11/1/10...................       $    25,000   $     29,822
   ++ Cox Enterprises 144A
       8.00% 2/15/07...................            25,000         28,630
      CSC Holdings
       8.125% 8/15/09..................           200,000        216,000
    * Diva Systems
       12.625% 3/1/08..................           280,000         18,200
      Echostar DBS
       9.125% 1/15/09..................           224,000        251,719
   ++ GTECH Holdings 144A
       4.75% 10/15/10..................            35,000         35,430
      Liberty Media
       8.50% 7/15/29...................            80,000         97,244
      News America Holdings
       7.375% 10/17/08.................            40,000         45,684
       7.75% 12/1/45...................            60,000         71,191
       9.25% 2/1/13....................            20,000         25,842
      Rogers Cable (Canada)
       6.25% 6/15/13...................           150,000        151,875
      Time Warner
       5.625% 5/1/05...................            95,000         99,484
       7.625% 4/15/31..................            85,000         98,436
       8.18% 8/15/07...................            25,000         28,974
       9.15% 2/1/23....................            90,000        116,770
      Viacom
       7.70% 7/30/10...................            95,000        113,695
                                                            ------------
                                                               2,023,803
                                                            ------------
      CHEMICALS-0.36%
  @++ Bayer 144A
       6.20% 2/15/08...................             5,000          5,434
      Chevron Phillips Chemical
       5.375% 6/15/07..................            95,000        101,223
      Dow Chemical
       5.75% 11/15/09..................            60,000         64,319
       8.55% 10/15/09..................            40,000         48,043
      Eastman Chemical
       3.25% 6/15/08...................            25,000         23,953
      Equistar Chemical
       10.125% 9/1/08..................           117,000        128,700
      Hercules
       11.125% 11/15/07................           100,000        120,250
      ICI Wilmington
       5.625% 12/1/13..................            30,000         30,201
      ISP Chemco
       10.25% 7/1/11...................            12,000         13,560
      Lyondell Chemical
       9.625% 5/1/07...................           214,000        227,910
      Millennium America
       7.00% 11/15/06..................           120,000        123,600

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      CHEMICALS (CONTINUED)
      Praxair
       6.375% 4/1/12...................       $    40,000   $     44,579
    * Texas Petrochemical Series B
       11.125% 7/1/06..................            20,000          6,100
                                                            ------------
                                                                 937,872
                                                            ------------
      COMPUTERS & TECHNOLOGY-0.11%
      Computer Associates
       6.375% 4/15/05..................            25,000         26,144
      Electronic Data Systems
       6.00% 8/1/13....................            30,000         29,543
      Hewlett-Packard
       5.50% 7/1/07....................            10,000         10,817
   ++ International Business Machines
       Canada Credit 144A
       3.75% 11/30/07..................            85,000         85,726
      Seagate Technology (Cayman
       Islands)
       8.00% 5/15/09...................            80,000         86,599
      Unisys
       8.125% 6/1/06...................            43,000         46,655
                                                            ------------
                                                                 285,484
                                                            ------------
      CONSUMER PRODUCTS-0.14%
      Avery Dennison
       4.875% 1/15/13..................            10,000          9,964
   ++ SC Johnson & Son 144A
       5.75% 2/15/33...................            15,000         14,536
      Tyco International Group
       (Luxembourg)
       6.75% 2/15/11...................           283,000        310,592
       7.00% 6/15/28...................            15,000         15,656
                                                            ------------
                                                                 350,748
                                                            ------------
      CONSUMER SERVICES-0.10%
      Service Corporation
       6.00% 12/15/05..................            70,000         71,750
       6.75% 6/22/08...................           162,000        174,353
                                                            ------------
                                                                 246,103
                                                            ------------
      ELECTRONICS & ELECTRICAL EQUIPMENT-0.21%
      Arrow Electronics
       6.875% 7/1/13...................            50,000         53,371
      Avista
       9.75% 6/1/08....................            44,000         52,580
      BRL Universal Equipment
       8.875% 2/15/08..................            59,000         63,573
   ++ Cleveland Electric Illuminating
       144A
       5.65% 12/15/13..................            25,000         24,653
      Dominion Resources
       5.125% 12/15/09.................            30,000         31,362
       5.70% 9/17/12...................           110,000        116,138
      Emerson Electric
       7.125% 8/15/10..................            55,000         63,889

                        Global Asset Allocation Fund- 15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)
      Legrand (France)
       8.50% 2/15/25...................       $    60,000   $     63,675
      Motorola
       6.75% 2/1/06....................            35,000         37,727
       7.625% 11/15/10.................            30,000         34,535
                                                            ------------
                                                                 541,503
                                                            ------------
      ENERGY-0.85%
   ++ Allegheny Energy 144A
       8.75% 4/15/12...................            90,000         85,275
      Amerigas Partners
       8.875% 5/20/11..................            23,000         25,415
      CenterPoint Energy Resources
       7.75% 2/15/11...................            25,000         28,162
       ++144A 7.875% 4/1/13............           145,000        164,429
       8.90% 12/15/06..................            25,000         28,345
      Chesapeake Energy
       8.125% 4/1/11...................           125,000        139,375
      DPL
       6.875% 9/1/11...................            25,000         26,125
       8.25% 3/1/07....................            25,000         27,375
      Duke Energy Field Services
       7.875% 8/16/10..................            80,000         93,873
       8.125% 8/16/30..................             5,000          6,131
      Forest Oil
       7.75% 5/1/14....................            60,000         63,750
       8.00% 6/15/08...................            15,000         16,425
       8.00% 12/15/11..................            10,000         10,975
      ++Halliburton Company 144A
       5.50% 10/15/10..................            25,000         26,182
       5.625% 12/1/08..................             5,000          5,293
      Kerr-McGee
       5.375% 4/15/05..................            50,000         52,089
      Leviathan Gas
       10.375% 6/1/09..................            85,000         92,650
      Midamerican Energy Holdings
       4.625% 10/1/07..................           100,000        103,498
   ++ Motiva Enterprises 144A
       5.20% 9/15/12...................            20,000         20,396
      National Fuel Gas
       5.25% 3/1/13....................            15,000         15,370
      Newfield Exploration
       7.625% 3/1/11...................            39,000         43,680
      Nexen (Canada)
       7.875% 3/15/32..................            45,000         54,616
      Noble Energy
       8.00% 4/1/27....................            15,000         17,565
      Occidental Petroleum 10.125%
       9/15/09.........................            35,000         45,176
      Ocean Energy
       7.25% 10/1/11...................            40,000         46,105
      Petro-Canada (Canada)
       5.35% 7/15/33...................            35,000         31,417

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      ENERGY (CONTINUED)
      Pioneer National
       9.625% 4/1/10...................       $   141,000   $    175,676
      Pogo Producing
       8.25% 4/15/11...................            50,000         56,000
      Pride International
       9.375% 5/1/07...................            51,000         52,658
      TECO Energy
       7.20% 5/1/11....................           115,000        120,175
      TransCanada Pipelines (Canada)
       4.00% 6/15/13...................            25,000         23,363
      Transocean Sedco Forex (Cayman
       Islands)
       6.625% 4/15/11..................            55,000         61,483
      Union Oil Company of California
       5.05% 10/1/12...................            90,000         91,136
      Vintage Petroleum
       8.25% 5/1/12....................            80,000         87,400
      Weatherford International
       (Bermuda) 4.95% 10/15/13........            25,000         24,646
      Western Oil Sands (Canada)
       8.375% 5/1/12...................            33,000         37,744
      Westport Resources
       8.25% 11/1/11...................            77,000         85,085
      XTO Energy
       7.50% 4/15/12...................           102,000        115,770
                                                            ------------
                                                               2,200,828
                                                            ------------
      ENVIRONMENTAL SERVICES-0.08%
      Allied Waste Industries 7.40%
       9/15/35.........................            52,000         49,530
      Allied Waste North America
       7.625% 1/1/06...................            85,000         89,887
      Waste Management
       7.375% 8/1/10...................            60,000         69,424
                                                            ------------
                                                                 208,841
                                                            ------------
      FOOD, BEVERAGE & TOBACCO-0.62%
      Bunge Limited Finance
   ++  4.375% 12/15/08 144A............            15,000         15,105
    !  5.875% 5/15/13..................            10,000         10,139
    !  7.80% 10/15/12..................             5,000          5,785
   ++ Cadbury Schweppes 144A
       3.875% 10/1/08..................            25,000         24,913
      Campbell Soup
       6.75% 2/15/11...................            95,000        108,684
      ConAgra Foods
       6.00% 9/15/06...................            40,000         43,263
       7.875% 9/15/10..................            35,000         41,817
      Constellation Brands
       8.00% 2/15/08...................            60,000         66,900
       8.125% 1/15/12..................            10,000         11,000
      Coors Brewing
       6.375% 5/15/12..................            25,000         27,278

                        Global Asset Allocation Fund- 16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      FOOD, BEVERAGE & TOBACCO (CONTINUED)
      Dean Foods
       8.15% 8/1/07....................       $    85,000   $     94,350
      Delhaize America
       8.125% 4/15/11..................           180,000        207,900
      Diageo (United Kingdom) 8.00%
       9/15/22.........................           100,000        123,902
      Dole Foods
       @8.625% 5/1/09..................            29,000         31,973
       8.75% 7/15/13...................            36,000         39,870
      Fred Meyer
       7.45% 3/1/08....................            25,000         28,499
      Hormel Foods
       6.625% 6/1/11...................            40,000         45,458
      Kellogg
       6.60% 4/1/11....................            45,000         50,505
      Kraft Foods
       4.625% 11/1/06..................           120,000        125,306
       5.25% 6/1/07....................            40,000         42,589
   ++ Miller Brewing 144A
       4.25% 8/15/08...................            30,000         30,432
       5.50% 8/15/13...................            25,000         25,589
      PepsiAmericas
       3.875% 9/12/07..................            20,000         20,389
      Philip Morris
       7.75% 1/15/27...................            60,000         64,918
      Premium Standard Farms 9.25%
       6/15/11.........................            10,000         10,150
      RJ Reynolds Tobacco
       6.50% 6/1/07....................            25,000         25,375
      Tricon Global Restaurant
       7.65% 5/15/08...................            93,000        106,020
       8.875% 4/15/11..................            45,000         54,788
      Tyson Foods
       6.625% 10/4/04..................            35,000         35,970
       7.00% 5/1/18....................            15,000         15,640
       7.25% 10/1/06...................            25,000         27,413
       8.25% 10/1/11...................            40,000         46,451
                                                            ------------
                                                               1,608,371
                                                            ------------
      HEALTHCARE & PHARMACEUTICALS-0.30%
      AmerisourceBergen
       7.25% 11/15/12..................            40,000         43,300
       8.125% 9/1/08...................            75,000         84,938
      Biovail (Canada)
       7.875% 4/1/10...................            66,000         67,650
   ++ CVS 144A
       6.117% 1/10/13..................            14,503         15,876
      HCA
       6.25% 2/15/13...................             5,000          5,127
       6.95% 5/1/12....................            50,000         53,696
       7.50% 11/6/33...................            10,000         10,460
       7.875% 2/1/11...................           150,000        171,312

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      HEALTHCARE & PHARMACEUTICALS (CONTINUED)
      Manor Care
       8.00% 3/1/08....................       $    49,000   $     55,615
   !* MEDIQ
       13.00% 6/1/09...................            40,000              4
      Omnicare
       6.125% 6/1/13...................            60,000         60,450
      Rite Aid
       4.75% 12/1/06...................            94,000        112,683
      Wyeth
       6.50% 2/1/34....................            20,000         20,519
       6.70% 3/15/11...................            65,000         73,514
                                                            ------------
                                                                 775,144
                                                            ------------
      INDUSTRIAL MACHINERY-0.18%
      AGCO
       9.50% 5/1/08....................            47,000         51,700
      Briggs & Stratton
       8.875% 3/15/11..................            70,000         82,600
      Freeport-McMoran Copper & Gold
       (Convertible) 7.00% 2/11/11.....            80,000        131,999
      Jabil Circuit
       5.875% 7/15/10..................            35,000         36,557
      Kennametal
       7.20% 6/15/12...................            60,000         63,761
      Monsanto
       7.375% 8/15/12..................            20,000         22,860
      Tembec Industries (Canada)
       8.50% 2/1/11....................            40,000         41,600
      United Rentals Series B
       10.75% 4/15/08..................            35,000         39,550
                                                            ------------
                                                                 470,627
                                                            ------------
      LEISURE, LODGING & ENTERTAINMENT-0.45%
      Caesars Entertainment
       7.875% 12/15/05.................            85,000         91,269
       9.375% 2/15/07..................            40,000         45,400
      Harrah's Operating
       7.50% 1/15/09...................            85,000         96,917
      Hilton Hotels
       7.625% 12/1/12..................            95,000        107,231
       8.25% 2/15/11...................            20,000         23,150
      International Game Technology
       8.375% 5/15/09..................            50,000         59,938
      ITT
       6.75% 11/15/05..................            55,000         58,025
      Mandalay Resort Group
       10.25% 8/1/07...................            80,000         92,800
      MGM Mirage
       8.375% 2/1/11...................           191,000        217,262
      Mohegan Tribal Gaming Authority
       8.125% 1/1/06...................            30,000         32,475
       8.375% 7/1/11...................            90,000         98,550

                        Global Asset Allocation Fund- 17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      LEISURE, LODGING & ENTERTAINMENT (CONTINUED)
      Royal Caribbean Cruises (Liberia)
       8.75% 2/2/11....................       $    65,000   $     73,775
      Starwood Hotels & Resorts
       7.375% 5/1/07...................            30,000         32,550
       7.875% 5/1/12...................            50,000         56,500
      Station Casinos
       8.375% 2/15/08..................            75,000         80,719
                                                            ------------
                                                               1,166,561
                                                            ------------
      METALS & MINING-0.11%
      Alcoa
       6.50% 6/1/11....................            45,000         50,941
       7.375% 8/1/10...................            40,000         46,951
      Falconbridge (Canada)
       5.375% 6/1/15...................            45,000         43,956
      Inco (Canada)
       5.70% 10/15/15..................            45,000         45,552
      Noranda (Canada)
       8.375% 2/15/11..................            15,000         17,737
      US Steel
       9.75% 5/15/10...................            60,000         67,801
                                                            ------------
                                                                 272,938
                                                            ------------
      PACKAGING & CONTAINERS-0.11%
      Kansas City Southern Railway
       7.50% 6/15/09...................             5,000          5,150
      Owens-Brockway
       8.75% 11/15/12..................            50,000         55,938
       8.875% 2/15/09..................           135,000        148,668
      Packaging Corp of America
       5.75% 8/1/13....................            40,000         40,482
   ++ Sealed Air 144A
       5.625% 7/15/13..................            15,000         15,378
       6.875% 7/15/33..................            10,000         10,619
                                                            ------------
                                                                 276,235
                                                            ------------
      PAPER & FOREST PRODUCTS-0.30%
      Abitibi-Consolidated of Canada
       (Canada)
       6.95% 12/15/06..................            30,000         31,435
       8.55% 8/1/10....................            85,000         94,800
      Abitibi-Consolidated Financial
       7.875% 8/1/09...................             3,000          3,249
      Bowater Canada (Canada)
       7.95% 11/15/11..................            65,000         69,147
      Georgia-Pacific
       7.75% 11/15/29..................            56,000         56,140
       8.875% 2/1/10...................           120,000        137,399
      International Paper
       6.75% 9/1/11....................            85,000         94,644
      Louisiana-Pacific
       8.875% 8/15/10..................            27,000         31,995
       10.875% 11/15/08................            53,000         63,335

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      PAPER & FOREST PRODUCTS (CONTINUED)
      Norske Skog Canada (Canada)
       8.625% 6/15/11..................       $    50,000   $     52,750
    @ Potlatch
       12.50% 12/1/09..................            30,000         36,150
      Smurfit Capital Funding (Ireland)
       6.75% 11/20/05..................            25,000         26,000
      Weyerhaeuser
       6.75% 3/15/12...................            65,000         71,024
                                                            ------------
                                                                 768,068
                                                            ------------
      REAL ESTATE-0.51%
      Archstone-Smith Trust
       5.00% 8/15/07...................           110,000        115,513
      Centerpoint Properties Trust
       4.75% 8/1/10....................            15,000         15,084
      Crescent Real Estate Equities
       9.25% 4/15/09...................            80,000         88,400
      Developers Divers Realty
       4.625% 8/1/10...................            35,000         34,857
      EOP Operating LP
       7.00% 7/15/11...................            85,000         96,057
      Felcor Lodging LP
       9.50% 9/15/08...................           135,000        146,475
      Franchise Finance Corp of America
       8.75% 10/15/10..................            55,000         69,348
      Health Care REIT
       6.00% 11/15/13..................            35,000         35,437
      Hospitality Properties Trust
       6.75% 2/15/13...................            35,000         36,734
      Host Marriott
       7.875% 8/1/08...................           170,000        177,650
      HRPT Properties Trust
       5.75% 2/15/14...................            25,000         25,114
       6.50% 1/15/13...................            15,000         16,011
       6.70% 2/23/05...................             5,000          5,217
      iStar Financial
       6.00% 12/15/10..................            25,000         25,625
       7.00% 3/15/08...................            30,000         32,550
       8.75% 8/15/08...................            54,000         62,640
      Kimco Realty
       5.19% 10/1/13...................            35,000         35,123
      Mack-Cali Realty
       7.75% 2/15/11...................            45,000         52,497
      Rouse
       5.375% 11/26/13.................            20,000         19,933
      Ryland Group
       9.75% 9/1/10....................            66,000         75,240
   ++ Toll Brothers 144A
       5.95% 9/15/13...................            50,000         51,915

                        Global Asset Allocation Fund- 18

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      REAL ESTATE (CONTINUED)
      Ventas Realty
       8.75% 5/1/09....................       $    10,000   $     11,025
       9.00% 5/1/12....................            50,000         55,750
      Vornado Realty Trust
       4.75% 12/1/10...................            45,000         45,070
                                                            ------------
                                                               1,329,265
                                                            ------------
      RETAIL-0.30%
      Albertson's
       7.50% 2/15/11...................            65,000         74,618
      Dillard's
       6.43% 8/1/04....................            20,000         20,350
      Federated Department Stores
       8.50% 6/1/10....................            25,000         30,692
      Gap
       6.90% 9/15/07...................            85,000         94,244
      Hasbro
       6.15% 7/15/08...................           140,000        149,099
      Kroger
       6.75% 4/15/12...................            30,000         33,294
       6.80% 4/1/11....................            25,000         28,020
      Limited
       6.125% 12/1/12..................            25,000         26,842
      Penney (J.C.)
       7.95% 4/1/17....................            10,000         11,413
       8.00% 3/1/10....................           115,000        132,393
      Saks
       ++144A 7.00% 12/1/13............            11,100         11,437
       7.50% 12/1/10...................           100,000        109,000
    @ Sears Roebuck Acceptance
       3.07% 2/25/04...................            30,000         30,052
       3.18% 5/11/04...................            25,000         25,112
                                                            ------------
                                                                 776,566
                                                            ------------
      TELECOMMUNICATIONS-1.14%
      AT&T
       6.00% 3/15/09...................            21,000         22,664
       8.05% 11/15/11..................            40,000         46,122
       8.75% 11/15/31..................            75,000         87,945
      AT&T Wireless
       7.875% 3/1/11...................           110,000        127,500
       8.75% 3/1/31....................            15,000         18,573
      Bellsouth Capital Funding
       7.75% 2/15/10...................            30,000         35,503
      British Telecommunications
       (United Kingdom)
       8.125% 12/15/10.................            50,000         60,943
       8.875% 12/15/30.................            80,000        104,986
      Cingular Wireless
       5.625% 12/15/06.................           100,000        107,339
      Citizens Communications
       7.625% 8/15/08..................            45,000         49,331

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      TELECOMMUNICATIONS (CONTINUED)
      Comcast Cable Communications
       8.375% 3/15/13..................       $    98,000   $    120,149
      Deutsche Telekom (Netherlands)
       5.25% 7/22/13...................            15,000         15,187
       8.75% 6/15/30...................           165,000        211,529
      Dobson Communications
       10.875% 7/1/10..................             5,000          5,475
      France Telecom (France)
       9.00% 3/1/11....................            80,000         96,244
       10.00% 3/1/31...................            55,000         73,328
      Michigan Bell Telephone
       7.85% 1/15/22...................            10,000         12,123
      New England Telephone & Telegraph
       7.875% 11/15/29.................           140,000        167,867
      PanAmSat
       8.50% 2/1/12....................            75,000         83,625
   ++ Qwest 144A
       9.125% 3/15/12..................           190,000        218,976
      Rogers Cantel
       9.375% 6/1/08...................           150,000        157,688
      Royal KPN
       8.00% 10/1/10...................            10,000         11,982
       8.375% 10/1/30..................            25,000         31,809
      Sprint Capital
       6.875% 11/15/28.................            70,000         68,548
       7.625% 1/30/11..................           135,000        151,578
       8.75% 3/15/32...................            60,000         71,131
   ++ Telecom Italia Capital 144A
       (Luxembourg)
       4.00% 11/15/08..................            25,000         25,191
       5.25% 11/15/13..................            15,000         15,064
       6.375% 11/15/33.................            35,000         35,338
   ## TeleCorp PCS
       11.625% 4/15/09.................            35,000         36,663
      Telefonica Europe
       7.75% 9/15/10...................            35,000         41,620
      TELUS (Canada)
       7.50% 6/1/07....................           150,000        168,024
       8.00% 6/1/11....................           170,000        199,120
      US Cellular
       6.70% 12/15/33..................            30,000         30,107
      Verizon Global
       7.25% 12/1/10...................            45,000         51,898
       7.60% 3/15/07...................            65,000         73,661
      Verizon New England
       6.50% 9/15/11...................            20,000         22,078
      Vodafone Group (United Kingdom)
       7.625% 2/15/05..................            25,000         26,660
       7.875% 2/15/30..................            50,000         61,651
                                                            ------------
                                                               2,945,220
                                                            ------------

                        Global Asset Allocation Fund- 19

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      TEXTILES, APPAREL & FURNITURE-0.01%
      Russell
       9.25% 5/1/10....................       $    20,000   $     20,825
                                                            ------------
                                                                  20,825
                                                            ------------
      TRANSPORTATION & SHIPPING-0.23%
      Continental Airlines Series 974A
       6.90% 1/2/18....................            37,921         37,430
      Continental Airlines Series 981A
       6.648% 9/15/17..................            73,681         71,986
      CSX
       6.25% 10/15/08..................            70,000         76,796
      Delta Air Lines
       6.417% 7/2/12...................            25,000         26,796
      Kansas City Southern Railway
       9.50% 10/1/08...................            55,000         61,325
      Norfolk Southern
       6.75% 2/15/11...................            50,000         57,023
       7.25% 2/15/31...................            25,000         28,400
       7.35% 5/15/07...................            55,000         62,521
      Northwest Airlines
       7.575% 3/1/19...................            39,720         40,942
      Teekay Shipping (Marshall Island)
       8.32% 2/1/08....................            30,000         31,650
      Union Pacific
       3.625% 6/1/10...................            60,000         57,562
       7.375% 9/15/09..................            30,000         34,929
    * United Airlines
       9.125% 1/15/12..................           100,000         13,000
   !* US Airways Series 93A3
       10.375% 3/1/13..................            18,901          5,670
                                                            ------------
                                                                 606,030
                                                            ------------
      UTILITIES-0.91%
      AEP Texas Central
       5.50% 2/15/13...................            15,000         15,393
      Alabama Power
       5.875% 12/1/22..................            15,000         15,336
      American Electric Power
       6.125% 5/15/06..................            10,000         10,783
      Arizona Public Service
       6.50% 3/1/12....................            45,000         49,698
   ++ CenterPoint Energy 144A
       7.25% 9/1/10....................            15,000         16,260
   ++ CenterPoint Energy Houston
       Electric 144A
       5.75% 1/15/14...................            10,000         10,461
      Cleveland Electric Illuminating
       Series D
       7.43% 11/1/09...................            40,000         45,586
      Conectiv
       5.30% 6/1/05....................           140,000        145,527
      Consolidated Edison Series B
       7.15% 12/1/09...................            10,000         11,706

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      UTILITIES (CONTINUED)
      Constellation Energy
       7.60% 4/1/32....................       $    20,000   $     23,482
      Constellation Energy Group
       6.125% 9/1/09...................            40,000         43,986
   ++ Consumers Energy Group 144A
       5.375% 4/15/13..................            75,000         75,483
      Duke Energy
       5.30% 10/1/15...................            70,000         71,079
   ++ Entergy Arkansas 144A
       5.40% 5/1/18....................            55,000         52,905
    @ Enterprise Capital Trust II
       Series B 2.36% 6/30/28..........            15,000         13,270
      Exelon
       6.75% 5/1/11....................            40,000         44,755
      FirstEnergy
       5.50% 11/15/06..................             5,000          5,183
       6.45% 11/15/11..................            30,000         31,151
       7.375% 11/15/31.................            20,000         20,533
      Florida Power
       5.90% 3/1/33....................            45,000         45,319
      Florida Power & Light
       5.625% 4/1/34...................            35,000         34,336
       5.95% 10/1/33...................            25,000         25,697
      Georgia Power
       6.20% 2/1/06....................            35,000         37,757
   ++ Indianapolis Power & Light 144A
       6.30% 7/1/13....................            35,000         36,172
      KeySpan
       7.625% 11/15/10.................            10,000         11,931
    ! Midwest Generation
       8.56% 1/2/16....................            75,000         78,221
    * Mirant Americas Generation
       8.30% 5/1/11....................           170,000        144,500
      Monongahela Power
       5.00% 10/1/06...................            40,000         40,900
   ++ Nevada Power 144A
       9.00% 8/15/13...................           110,000        122,238
      New York State Electric & Gas
       5.75% 5/1/23....................            45,000         42,936
      Nisource Finance
       7.875% 11/15/10.................            75,000         89,326
      Northern State Power
       8.00% 8/28/12...................            55,000         67,167
      Oncor Electric Delivery
       6.375% 5/1/12...................            50,000         55,039
      Pacificorp
       5.45% 9/15/13...................            30,000         31,183
   ++ Panhandle Eastern Pipeline 144A
       4.80% 8/15/08...................             5,000          5,157
      Pepco Holdings
       5.50% 8/15/07...................            45,000         48,177
      Potomac Edison
       8.00% 6/1/24....................            10,000         10,000

                        Global Asset Allocation Fund- 20

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      CORPORATE BONDS (CONTINUED)
      UTILITIES (CONTINUED)
      Progress Energy
       6.05% 4/15/07...................       $    60,000   $     64,470
       6.75% 3/1/06....................            15,000         16,272
      @PSE&G
       6.375% 5/1/08...................            70,000         77,422
      PSEG Power
       6.95% 6/1/12....................            15,000         16,950
      Public Service of Colorado Series
       A 6.875% 7/15/09................            10,000         11,259
      Public Service of New Mexico
       4.40% 9/15/08...................            25,000         25,343
      Sempra Energy
       7.95% 3/1/10....................            40,000         47,103
      South Carolina Electric & Gas
       5.80% 1/15/33...................            50,000         49,936
      Southern California Edison
       8.00% 2/15/07...................           130,000        149,337
   ++ Southwestern Public Service 144A
       6.00% 10/1/33...................            50,000         49,415
      Tampa Electric
       6.875% 6/15/12..................            30,000         33,257
      Westar Energy
       7.875% 5/1/07...................            55,000         61,738
       9.75% 5/1/07....................           100,000        114,125
                                                            ------------
                                                               2,345,260
                                                            ------------
      TOTAL CORPORATE BONDS (COST
       $28,891,296)....................                       30,246,830
                                                            ------------
      INTEREST ONLY AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.27%
    @ Fannie Mae Grantor Trust
       Series 2001-T12 0.573%
       8/25/41.........................           605,912         18,978
       Series 2002-T1 0.423%
       11/25/31........................           575,959          7,442
       Series 2002-T4 0.447% 1/25/42...         3,133,140         41,664
      Fannie Mae Interest Strip
       Series 329 2 5.50% 12/1/32......            17,478          4,082
       Series 343 5 5.00% 9/1/33.......            99,487         23,228
       Series 343 9 5.00% 9/1/33.......           110,754         30,418
      Fannie Mae
    @  Series 2001-50 BI 0.483%
       10/25/41........................         1,014,876         17,223
   !@  Series 2001-79 BI 0.345%
       3/25/45.........................         1,468,784         14,903
    @  Series 2002-36 QH 6.94%
       8/25/31.........................            27,052          1,775
    @  Series 2002-36 QL 7.04%
       12/25/29........................            67,270          1,550
    !  Series 2003-17 IT 5.50%
       8/25/27.........................           358,300         80,321
       Series 2003-22 6.00% 4/25/33....           305,424         67,743
    @ Fannie Mae Whole Loan Series
       2003-W6
       0.352% 9/25/42..................           152,832          1,607
       0.365% 9/25/42..................           148,068          1,619
       0.668% 9/25/42..................           100,227          1,904
       1.984% 9/25/42..................           147,932          2,328
       2.335% 10/25/42.................           163,553          3,816

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      INTEREST ONLY AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
       (CONTINUED)
    @ Fannie Mae Whole Loan Series
       2003-W8
       1.164% 12/25/42.................           558,407          7,929
       1.648% 12/25/42.................           719,733         36,548
    @ Fannie Mae Whole Loan Series
       2003-W10
       2.112% 6/25/43..................       $   524,019   $     31,441
       2.147% 6/25/43..................           157,829          9,741
      Fannie Mae Whole Loan Series
       2003-W12 2.247% 6/25/43.........           196,133         13,925
    @ Fannie Mae Whole Loan Series
       2003-W2
       0.47% 7/25/42...................           216,965          3,210
       1.872% 7/25/42..................           695,991         21,626
    @ Federal Home Loan Mortgage
       Corporation Structured Pass
       Through Securities
       Series T-56 2.135% 5/25/43......         1,132,885         33,134
       Series T-56 1 0.287% 5/25/43....           292,057          2,556
       Series T-56 2 0.055% 5/25/43....           306,174            957
       Series T-56 3 0.378% 5/25/43....           267,248          3,571
      Freddie Mac
       Series 2595 WU 5.50% 8/15/26....           217,100         41,594
    @  Series 2626 JS 5.48% 6/15/23....         1,633,151        146,000
      Freddie Mac Interest Strip Series
       216 6.00% 1/1/32................           200,397         36,107
                                                            ------------
      TOTAL INTEREST ONLY AGENCY
       COLLATERALIZED MORTGAGE
       OBLIGATIONS (COST $493,111).....                          708,940
                                                            ------------
      INTEREST ONLY ASSET-BACKED SECURITIES-0.25%
      Aames Mortgage Trust Series
       2003-1 6.00% 10/25/05...........           338,000         21,135
      Ameriquest Mortgage Securities
       Series 2003-6 S 5.00%
       11/25/05........................           154,000          8,327
       Series 2003-8 5.00% 2/25/06.....           146,000          8,088
       Series 2003-12 S 5.00%
       6/25/06.........................           162,000         11,441
      Amortizing Residential Collateral
       Trust
       Series 2001-BC6 A 6.00%
       10/25/04........................           104,364          3,505
       Series 2002-BC1 A 6.00%
       2/25/05.........................           359,455          8,509
       Series 2002-BC3 A 6.00%
       5/25/05.........................           256,364          9,844
       Series 2002-BC5 6.00% 7/25/04...           399,636          8,366
   ## Argent Securities Series 2003-W2
       1.40% 9/25/04...................           910,953          6,003
   ## Asset Backed Funding Certificates
       Series 2002-OPT1 A 4.50%
       3/25/05.........................           633,000         21,883
      Asset Backed Securities
       Corporation Home Equity
   ##  Series 2001-HE3 6.50%
       10/15/31........................         1,069,129          5,849
   ##  Series 2002-HE1 A 6.50%
       2/15/32.........................           512,000          8,866
       Series 2003-HE3 3.50% 4/15/33...           325,011         14,989
       Series 2003-HE5 4.00% 8/20/33...           185,000          9,156

                        Global Asset Allocation Fund- 21

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      INTEREST ONLY ASSET-BACKED SECURITIES (CONTINUED)
  @++ Banc of America Large Loan Series
       2003-BAA2 144A 0.789% 11/1/15...       $ 1,308,990   $     15,749
      Bear Stearns Asset Backed
       Securities Series 2003-2 5.00%
       12/25/05........................           191,000         17,518
      CDC Mortgage Capital Trust Series
       2002-HE2 5.25% 8/25/32..........           161,405          7,995
      Centex Home Equity
       @ Series 2003-A 4.471%
       2/25/06.........................           103,363          6,937
       Series 2003-B 4.576% 6/25/06....            87,694          4,878
      Conseco Finance Securitizations
       Series 2001-1 2.50% 1/1/07......           501,600         27,650
       Series 2001-3 2.50% 5/1/33......         1,040,317         65,065
       Series 2001-4 A 2.50% 9/1/33....           473,974         25,265
       Series 2002-2 A 8.50% 3/25/33...            89,210         27,346
       Series 2002-A HEA 7.25%
       7/15/04.........................           256,635          7,299
      Conseco Recreational Enthusiast
       Consumer Trust Series 2001-A AP
       5.00% 8/15/25...................           258,360          8,496
      Countrywide Asset-Backed
       Securities Series 2003-SC1 4.75%
       5/25/05.........................           184,000         11,270
      Credit-Based Asset Servicing
       Series 2003-CB3 3.00% 5/25/34...           508,631         13,630
      First Franklin Mortgage Loan
       Asset Backed Certificates
       Series 2003-FF3 6.00% 1/25/05...           297,000         11,542
       Series 2003-FFB 6.00% 5/25/05...           167,727         13,504
       Series 2003-FFC S 6.00%
       12/25/05........................           302,000         17,601
   ## Freddie Mac Structured Pass
       Through Securities
       Series T-40 S 6.00% 9/25/04.....           400,000          6,553
       Series T-49 S 3.50% 4/25/05.....           261,000          6,821
      Irwin Home Equity Series 2003-B
       10.00% 9/25/05..................            29,000          4,626
   ## Long Beach Mortgage Loan Trust
       Series 2003-1 S2 4.25%
       3/25/33.........................           270,000          7,114
      Oakwood Mortgage Investors Series
       2001-E A 6.00% 11/15/09.........           120,209         23,796
      Renaissance Home Equity Loan
       Series 2003-4 3.00% 2/25/06.....           754,000         12,082
      Residential Asset Mortgage
       Product Series 2003-RS1 A 1.00%
       8/25/05.........................         1,200,333         10,744
      Residential Asset Securities
       Corporation
       Series 2001-KS3 5.00% 3/25/04...           362,248          2,773
       Series 2002-KS4 A 5.00%
       12/25/04........................           234,115          6,246
       Series 2002-KS6 A 4.50%
       3/25/05.........................           210,484          6,897

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      INTEREST ONLY ASSET-BACKED SECURITIES (CONTINUED)
  @++ Salomon Brothers Mortgage
       Securities Series 2003-CDCA 144A
       1.317% 2/15/15..................       $   215,000   $      5,660
      Structured Asset Investment Loan
       Trust
       Series 2003-BC2 A 6.00%
       3/25/05.........................            89,182          4,417
       Series 2003-BC3 6.00%
       10/25/04........................           317,454         14,932
       Series 2003-BC5 A 6.00%
       11/25/04........................            81,818          3,685
       Series 2003-BC6 6.00% 1/25/05...           318,000         14,045
       Series 2003-BC8 6.00% 8/25/05...           133,000          8,320
       Series 2003-BC9 6.00% 2/25/05...           146,000          7,739
       Series 2003-BC10 6.00%
       3/25/05.........................           216,000         10,393
       Series 2003-BC11 6.00%
       4/25/05.........................           542,000         31,993
       Series 2003-BC12 6.00%
       5/25/05.........................           206,000         11,620
       Series 2003-BC13 6.00%
       5/25/05.........................           388,000         21,886
   ## Structured Asset Securities
       Corporation Series 2003-BC2 A
       8.00% 8/25/05...................            95,657          5,392
                                                            ------------
      TOTAL INTEREST ONLY ASSET-BACKED
       SECURITIES (COST $762,475)......                          655,440
                                                            ------------
      INTEREST ONLY COLLATERALIZED MORTGAGE OBLIGATIONS-0.04%
      Bear Stearns Asset Backed
       Securities
       Series 2003-AC3 5.00%
       12/25/05........................           261,000         20,228
       Series 2003-AC4 5.00% 2/25/06...           106,000          9,043
   !@ Commercial Mortgage Acceptance
       Series 1997-ML1 0.936%
       12/15/30........................         1,701,401         59,002
      Structured Asset Securities
       Series 2002-HF1 A 6.00%
       2/25/32.........................           205,091          9,372
                                                            ------------
      TOTAL INTEREST ONLY
       COLLATERALIZED MORTGAGE
       OBLIGATIONS (COST $147,983).....                           97,645
                                                            ------------
      MUNICIPAL BONDS-0.18%
      New Jersey State Turnpike
       Authority Series B 4.252%
       1/1/16..........................            35,000         32,933
      State of Illinois
       5.10% 6/1/33....................           140,000        128,055
      State of Oregon
       5.892% 6/1/27...................            25,000         25,776
      Tennessee Valley Authority Series
       E 6.75% 11/1/25.................           230,000        266,183
                                                            ------------
      TOTAL MUNICIPAL BONDS
       (COST $471,134).................                          452,947
                                                            ------------

                        Global Asset Allocation Fund- 22

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                                              (U.S. $)
      NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.10%
      Granite Mortgage Series 2003-2 1C
       (United Kingdom)
       2.71% 7/20/43...................       $    35,000   $     35,000
      Holmes Financing Series 6 4C
       (United Kingdom)
       2.70% 7/15/40...................            15,000         15,047
   ++ Merit Securities Series 11PA 3A1
       144A
       1.73% 4/28/27...................            74,210         70,853
      Residential Assets Mortgage
       Products Series 2002-SL1 A13
       7.00% 6/25/32...................            74,000         77,532
   ++ TIAA Commercial Real Estate
       Securitization Series 1999-1 A
       144A (Cayman Islands)
       7.17% 1/15/32...................            42,537         46,370
                                                            ------------
      TOTAL NON-AGENCY COLLATERALIZED
       MORTGAGE OBLIGATIONS
       (COST $246,147).................                          244,802
                                                            ------------
      PRINCIPAL ONLY COLLATERALIZED MORTGAGE OBLIGATIONS-0.01%
  ### Fannie Mae Series 2003-34 P1
       7.196% 4/25/43..................            42,808         30,615
                                                            ------------
      TOTAL PRINCIPAL ONLY
       COLLATERALIZED MORTGAGE
       OBLIGATIONS
       (COST $32,534)..................                           30,615
                                                            ------------
                                               NUMBER OF       MARKET
                                                SHARES         VALUE
                                                              (U.S. $)
      WARRANTS-0.08%
    + Delta Financial..................               795   $         --
 +,++ MEDIQ 144A.......................                40             --
 +,++ Pliant 144A......................                30             --
 +,++ Reliance Industrial 144A.........            14,469        181,855
    + Singapore Press..................             1,700         18,921
 +,++ Solutia 144A.....................                20             --
    + Startec Global...................                40             --
                                                            ------------
      TOTAL WARRANTS
       (COST $156,246).................                          200,776
                                                            ------------
                                               PRINCIPAL
                                                AMOUNT
      REPURCHASE AGREEMENT-7.73%
      With Goldman Sachs 0.99% 1/2/04
       (dated 12/31/03, collateralized
       by $20,003,000 Fannie Mae 6.00%
       due 5/15/08, market value
       $20,278,408)....................       $20,003,000     20,003,000
                                                            ------------
      TOTAL REPURCHASE AGREEMENT (COST
       $20,003,000)....................                       20,003,000
                                                            ------------

                        Global Asset Allocation Fund- 23

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND STATEMENT OF NET ASSETS+++ (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-99.57% (COST
 $209,132,306)..............................................  $257,491,668
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.43%.......     1,122,057
                                                              ------------
NET ASSETS APPLICABLE TO 20,356,524 SHARES
 OUTSTANDING-100.00%........................................  $258,613,725
                                                              ============
NET ASSET VALUE-GLOBAL ASSET ALLOCATION FUND STANDARD CLASS
 ($257,803,925 / 20,292,759 SHARES).........................       $12.704
                                                                     -----
                                                                     -----
NET ASSET VALUE-GLOBAL ASSET ALLOCATION FUND SERVICE CLASS
 ($809,800 / 63,765 SHARES).................................       $12.700
                                                                     -----
                                                                     -----
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $246,720,770
Undistributed net investment income***......................     1,217,704
Accumulated net realized loss on investments................   (37,178,744)
Net unrealized appreciation of investments and foreign
 currencies.................................................    47,853,995
                                                              ------------
Total net assets............................................  $258,613,725
                                                              ============

------------------

  * Non-income producing security, security is currently in default.
 ** Fully or partially pledged as collateral for financial
    futures contracts.
*** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains
    (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue
    Code.
  + Non-income producing security for the year ended December
    31, 2003.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1993. See Note #7 in "Notes to Financial
    Statements."
+++ Securities have been classified by type of business.
    Classification by country of origin has been presented in Note #8 to Financial Statements.
  # Rates disclosed are yields at time of purchase.
 ## Step coupon bond.
### Zero coupon bond. The interest rate shown is the yield at time of purchase.
  @ Variable Rate Notes-The interest rate shown is the rate as of December 31, 2003.
  ! Security deemed illiquid. Illiquid securities represent
    0.23% of Net Assets. See Note #7 in "Notes to Financial
    Statements".

ADR-American Depositary Receipts
GDR-Global Depositary Receipt
GNMA-Government National Mortgage Association
REIT-Real Estate Investment Trust

                             See accompanying notes

                        Global Asset Allocation Fund- 24

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends................................................  $ 2,784,550
Interest.................................................    2,752,939
Foreign tax withheld.....................................     (109,140)
                                                           -----------
                                                             5,428,349
                                                           -----------
EXPENSES:
Management fees..........................................    1,808,441
Accounting and administration expenses...................      271,903
Custodian fees...........................................      197,032
Reports and statements to shareholders...................      180,353
Professional fees........................................       70,592
Trustees' fees...........................................        5,167
Distribution expenses-Service Class......................          481
Other....................................................       60,286
                                                           -----------
                                                             2,594,255
Less expense paid indirectly.............................       (4,074)
                                                           -----------
Total expenses...........................................    2,590,181
                                                           -----------
NET INVESTMENT INCOME....................................    2,838,168
                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments.............................................    4,283,347
 Futures contracts.......................................   (3,809,494)
 Options written.........................................       13,401
 Foreign currencies......................................     (702,672)
 Swap agreements.........................................    5,331,490
                                                           -----------
Net realized gain........................................    5,116,072
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies......................   37,535,301
                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES......................................   42,651,373
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $45,489,541
                                                           ===========

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GLOBAL ASSET ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                             12/31/2003     12/31/2002
                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income.....................  $  2,838,168   $  5,294,768
Net realized gain (loss) on investments
 and foreign currencies...................     5,116,072    (26,329,428)
Net change in unrealized
 appreciation/depreciation of investments
 and foreign currencies...................    37,535,301    (15,327,890)
                                            ------------   ------------
Net increase (decrease) in net assets
 resulting from operations................    45,489,541    (36,362,550)
                                            ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........................    (7,598,636)    (4,336,593)
 Service Class............................        (4,768)            --
                                            ------------   ------------
                                              (7,603,404)    (4,336,593)
                                            ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........................     4,597,685      6,118,862
 Service Class............................     1,445,571             --
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class...........................     7,598,636      4,336,593
 Service Class............................         4,768             --
                                            ------------   ------------
                                              13,646,660     10,455,455
                                            ------------   ------------
Cost of shares repurchased:
 Standard Class...........................   (34,337,797)   (49,965,257)
 Service Class............................      (682,321)            --
                                            ------------   ------------
                                             (35,020,118)   (49,965,257)
                                            ------------   ------------
Decrease in net assets derived from
 capital share transactions...............   (21,373,458)   (39,509,802)
                                            ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS.....    16,512,679    (80,208,945)
NET ASSETS:
Beginning of year.........................   242,101,046    322,309,991
                                            ------------   ------------
End of year...............................  $258,613,725   $242,101,046
                                            ============   ============

                             See accompanying notes

                        Global Asset Allocation Fund- 25

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    GLOBAL ASSET ALLOCATION FUND STANDARD CLASS
                                                                                     YEAR ENDED
                                                   12/31/03(1)        12/31/02        12/31/01(2)        12/31/00        12/31/99
                                                   ------------------------------------------------------------------------------
Net asset value, beginning of period.............   $ 10.890          $ 12.563         $ 14.782          $ 16.793        $ 15.759

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3).........................      0.134             0.221            0.316             0.393           0.323
Net realized and unrealized gain (loss) on
 investments and foreign currencies..............      2.045            (1.708)          (1.410)           (1.259)          1.409
                                                    --------          --------         --------          --------        --------
Total from investment operations.................      2.179            (1.487)          (1.094)           (0.866)          1.732
                                                    --------          --------         --------          --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................     (0.365)           (0.186)          (0.050)                -          (0.266)
Net realized gain on investments.................          -                 -           (1.075)           (1.145)         (0.432)
                                                    --------          --------         --------          --------        --------
Total dividends and distributions................     (0.365)           (0.186)          (1.125)           (1.145)         (0.698)
                                                    --------          --------         --------          --------        --------

Net asset value, end of period...................   $ 12.704          $ 10.890         $ 12.563          $ 14.782        $ 16.793
                                                    ========          ========         ========          ========        ========

Total return(4)..................................     20.40%           (11.89%)          (7.88%)           (5.44%)         11.33%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........   $257,804          $242,101         $322,310          $389,004        $490,804
Ratio of expenses to average net assets..........      1.06%             1.00%            0.96%             0.94%           0.91%
Ratio of net investment income to average net
 assets..........................................      1.16%             1.88%            2.38%             2.51%           2.05%
Portfolio turnover...............................       191%              133%             186%              154%            134%

------------------
(1)Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(2)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, an decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(3)The average shares outstanding method has been applied for per share information.

(4)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                        Global Asset Allocation Fund- 26

Lincoln Variable Insurance Products Trust-Global Asset Allocation Fund Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                    GLOBAL ASSET ALLOCATION FUND SERVICE CLASS

                                                                5/15/03(1)
                                                                    TO
                                                                 12/31/03
                                                              --------------
Net asset value, beginning of period........................     $11.578

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)....................................       0.062
Net realized and unrealized gain on investments and foreign
 currencies.................................................       1.411
                                                                 -------
Total from investment operations............................       1.473
                                                                 -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (0.351)
                                                                 -------
Total dividends and distributions...........................      (0.351)
                                                                 -------

Net asset value, end of period..............................     $12.700
                                                                 =======

Total return(3).............................................      13.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................     $   810
Ratio of expenses to average net assets.....................       1.29%
Ratio of net investment income to average net assets........       0.83%
Portfolio turnover(4).......................................        191%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                        Global Asset Allocation Fund- 27

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (see Note #10), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Global Asset Allocation Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 15, 2003. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term total return consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The aggregate daily balance of the cash account may be invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the

                        Global Asset Allocation Fund- 28

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $4,074. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly".

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $200 million, and 0.68% of the average daily net assets of the Fund in excess of $400 million.

Putnam Investment Management, LLC (the "Sub-Adviser") was responsible for the day-to-day management of the Fund's investment portfolio. For its services, the Sub-Adviser was paid directly by DMC, not the Fund. Effective January 1, 2004, UBS Securities replaced Putnam Investment Management, LLC as the Sub-Adviser.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $198,768.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $73,135.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $160,154
Accounting and Administration Fees Payable to DSC...........    51,951
Administration Fees Payable to Lincoln Life.................     5,705
Distribution Fees Payable to the Companies..................       369

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees of the Fund is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $402,248,905 and sales of $448,058,895 of investment securities other than U.S. government securities and short-term investments. At December 31, 2003, the estimated cost of investments for federal income tax purposes, pending final determination of wash sale adjustments was $214,906,112. At December 31, 2003, net unrealized appreciation was $42,585,556, of which $51,133,328 related to unrealized appreciation of investments and $8,547,772 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                            12/31/03          12/31/02
                                           ----------        ----------
Ordinary income..........................  $7,603,404        $4,336,593

                        Global Asset Allocation Fund- 29

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................   $246,720,770
Undistributed ordinary income...........................      1,934,606
Capital loss carryforwards..............................    (30,645,325)
Post-October currency losses............................       (716,902)
Unrealized appreciation of investments and foreign
 currencies.............................................     41,320,576
                                                           ------------
Net assets..............................................   $258,613,725
                                                           ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of losses on wash sales, market discount and premium on debt instruments, and mark to market of forward foreign currency and futures contracts.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $4,255,988 expires in 2009, $25,224,198 expires in 2010, and $1,165,139 expires in 2011.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2003 through December 31, 2003, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           YEAR ENDED        YEAR ENDED
                                            12/31/03          12/31/02
                                           ----------        ----------
Shares sold:
 Standard Class..........................    394,444            535,647
 Service Class...........................    119,337                  -
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class..........................    661,448            380,596
 Service Class...........................        393                  -
                                           ----------        ----------
                                           1,175,622            916,243
                                           ----------        ----------
Shares repurchased:
 Standard Class..........................  (2,995,064)       (4,338,832)
 Service Class...........................    (55,965)                 -
                                           ----------        ----------
                                           (3,051,029)       (4,338,832)
                                           ----------        ----------
Net decrease.............................  (1,875,407)       (3,422,589)
                                           ==========        ==========

6. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION
Foreign Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                        Global Asset Allocation Fund- 30

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION (CONTINUED)
The following forward foreign currency exchange contracts were outstanding at December 31, 2003:

                                                                                                        UNREALIZED
CONTRACTS TO DELIVER                                          IN EXCHANGE FOR   SETTLEMENT DATE        APPRECIATION
--------------------                                          ---------------   ---------------        ------------
50,000 European Monetary Unit...............................     US$63,020      January 2, 2004            $48
64,000 Hong Kong Dollars....................................     US$ 8,244      January 5, 2004             --
375,000 Japanese Yen........................................     US$ 3,499      January 5, 2004             --
                                                                 ---------      ---------------            ---
                                                                                                           $48
                                                                                                           ===

Financial Futures Contracts--The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates or with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. [In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.] Subsequent payments are received from the broker or paid to the broker [or added to the segregated account] each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2003, were as follows:

                                                           NOTIONAL                         UNREALIZED
CONTRACTS TO BUY (SELL)                                 COST (PROCEEDS)   EXPIRATION DATE   GAIN (LOSS)
-----------------------                                 ---------------   ---------------   -----------
                      3    90 Day Euro Dollar Future      $   740,788         March 2004    $        25
                      2    90 Day Euro Dollar Future          486,146         March 2005          1,004
                      2    90 Day Euro Dollar Future          492,384          June 2004            467
                      2    90 Day Euro Dollar Future          484,246          June 2005            804
                      2    90 Day Euro Dollar Future          490,396     September 2004            829
                      2    90 Day Euro Dollar Future          482,634     September 2005            591
                      2    90 Day Euro Dollar Future          488,184      December 2004          1,017
                      1    90 Day Euro Dollar Future          240,454      December 2005            396
                  (163)    DJ Euro Stoxx 50 Future         (5,458,138)        March 2004      (214,367)
                   (53)    FTSE 100 Index Future           (4,039,385)        March 2004      (198,339)
                    (7)    MSCI Singapore Index Future       (173,384)      January 2004        (5,995)
                   (49)    Russell 2000 Future            (13,102,810)        March 2004      (548,590)
                     98    S&P 500 Index Future            25,949,529         March 2004      1,260,171
                   (11)    SPI 200 Index Future              (664,682)        March 2004       (20,110)
                   (30)    Tokyo Price Index Future        (2,780,185)        March 2004      (145,074)
                     98    U.S. 2 Yr Note                  20,978,542         March 2004        (1,947)
                    145    U.S. 5 Yr Note                  16,150,116         March 2004         35,509
                   (15)    U.S. 5 Yr Note                  (1,667,607)        March 2004        (6,768)
                    114    U.S. 10 Yr Note                 12,781,547         March 2004         16,734
                     13    U.S. 10 Yr Swap Future           1,418,883         March 2004          7,461
                     61    U.S. Long Bond Future            6,670,158         March 2004        (2,095)
                                                                                            -----------
                                                                                            $   181,723
                                                                                            ===========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Options Written--During the year ended December 31, 2003, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost

                        Global Asset Allocation Fund- 31

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION (CONTINUED) basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2003 were as follows:

                                                  NUMBER OF
                                                  CONTRACTS    PREMIUMS
                                                 -----------   ---------
Options outstanding at December 31, 2002.......    1,000,000   $ 129,899
Options written................................    9,543,137     542,668
Options terminated in closing purchase
 transactions..................................  (10,543,137)   (672,567)
                                                 -----------   ---------
Options outstanding at December 31, 2003.......            -   $       -
                                                 -----------   ---------

Swap Agreements--The Fund enters into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on the maturity or termination of the swap agreement.

At December 31, 2003, the fund had the following total return swap agreement outstanding:

NOTIONAL                                                                                         UNREALIZED
AMOUNT        EXPIRATION DATE                            DESCRIPTION                                LOSS
-----------------------------------------------------------------------------------------------------------
$37,500,415.. January 3, 2004    Agreement with J.P. Morgan Securities Inc. to receive the       $(696,551)
                                 notional amount multiplied by the return on the Lehman
                                 Brothers Government Bonds Index and to pay the notional
                                 amount multiplied by the 1 Month BBA LIBOR.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements, include the potential inability of the counterparts to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also rise from the potential losses from adverse market movements and such losses could exceed the related amounts shown above.

7. CREDIT AND MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. At December 31, 2003, the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

The Fund may invest up to 10% of its net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in high-yield fixed-income securities, which carry ratings of BBB or lower by S&P and Baa or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

                        Global Asset Allocation Fund- 32

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. GEOGRAPHIC DISCLOSURE
As of December 31, 2003, the Fund's geographic diversification was as follows:

                                                             PERCENTAGE
                                                            OF NET ASSETS
                                                            -------------
Australia................................................       0.19%
Barbados.................................................       0.04%
Bermuda..................................................       0.90%
Brazil...................................................       0.33%
Canada...................................................       1.07%
Cayman Islands...........................................       0.08%
China....................................................       0.06%
Denmark..................................................       0.14%
Finland..................................................       0.22%
France...................................................       2.18%
Germany..................................................       0.74%
Ireland..................................................       0.31%
Italy....................................................       0.45%
Japan....................................................       2.77%
Jersey...................................................       0.04%
Liberia..................................................       0.03%
Luxembourg...............................................       0.16%
Marshall Island..........................................       0.01%
Mexico...................................................       0.15%
Netherlands..............................................       0.58%
Puerto Rico..............................................       0.22%
Russia...................................................       0.07%
Singapore................................................       0.25%
South Korea..............................................       0.92%
Spain....................................................       0.32%
Sweden...................................................       0.28%
Switzerland..............................................       2.19%
Taiwan...................................................       0.13%
United Kingdom...........................................       3.87%
United States............................................      81.30%
                                                               ------
                                                                 100%
                                                               ======

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic, and political factors, which occur in the countries where the Fund is invested.

9. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

10. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Global Asset Allocation Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Global Asset Allocation Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Global Asset Allocation Fund, Inc.

                        Global Asset Allocation Fund- 33

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GLOBAL ASSET ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. FUND MERGER (CONTINUED)
The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment income, and accumulated realized loss of the Lincoln National Global Asset Allocation Fund, Inc. as of April 30, 2003, were as follows:

Net assets.............................................   $ 236,756,664
Net unrealized appreciation............................      18,535,790
Undistributed net investment income....................       2,776,051
Accumulated realized loss..............................     (44,279,121)

The Lincoln National Global Asset Allocation Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Global Asset Allocation Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

11. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

           (A)
        LONG-TERM                              (B)                                                              (C)
      CAPITAL GAINS                      ORDINARY INCOME                          TOTAL                      QUALIFYING
DISTRIBUTIONS (TAX BASIS)           DISTRIBUTIONS (TAX BASIS)           DISTRIBUTIONS (TAX BASIS)           DIVIDENDS(1)
-------------------------           -------------------------           -------------------------           ------------
            -                                 100%                                100%                          64%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                        Global Asset Allocation Fund- 34

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Global Asset Allocation Fund

We have audited the accompanying statement of net assets of Global Asset Allocation Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Assets Allocation Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                        Global Asset Allocation Fund- 35

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                        Global Asset Allocation Fund- 36

                             GROWTH AND INCOME FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Growth and Income Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- GROWTH AND INCOME FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:
                                                     (DELAWARE INVESTMENTS LOGO)

The Fund returned 29.7% (Standard Class shares with distributions reinvested) for the fiscal year 2003 while its style specific benchmark, the Russell 1000 Index*, returned 29.9%.

After three successive years of negative returns, equity markets rebounded strongly in 2003. Several factors drove stocks significantly higher from March onwards; among those were an improved geopolitical situation with the cessation of major combat activities in Iraq, continued stimulatory interest rate and money supply policies from the Federal Reserve and continued stimulatory fiscal policies as the Administration and Congress worked to both enact a second round of tax cuts and increase government spending.
The Fund's performance was in line with that of the Russell 1000 Index* for the year despite the difficult investment environment for most managed funds. Stock selection in the consumer discretionary, media and finance sectors positively contributed to relative performance. This was offset by stock selection in the basic materials and technology sectors.

Looking into 2004, we see the early part of the year showing a continuation of the trends that built throughout 2003. Specifically, we see strong economic growth, earnings growth driven by operating leverage, and benign or even slightly stimulative monetary and fiscal policies for the initial part of the year. During the latter stages of 2004, however, we expect to see moderation of the strong economic and earnings results, as comparisons become more difficult. In addition, interest rates are likely to move higher in response to strong economic growth. Higher rates should serve to brake the economy in the back half of 2004. Finally, we are likely to lose the strong kick to the economy that tax cuts supplied. In this environment, we expect to see better relative performance from larger, high quality stocks. Relative to its benchmark, the Russell 1000 Index*, the Fund held moderately overweight positions in the media, finance and technology sectors as of year end.

J. Paul Dokas

Growth of $10,000 invested 1/1/94 through 12/31/03
(LINE GRAPH)

                                                                    GROWTH & INCOME FUND
                                                                   STANDARD CLASS SHARES                RUSSELL 1000 INDEX
                                                                   ---------------------                ------------------
1/1/94                                                                     10000                              10000
                                                                           10132                              10038
                                                                           14064                              13829
                                                                           16703                              16933
                                                                           21869                              22497
                                                                           26317                              28576
                                                                           30933                              34551
                                                                           27954                              31860
                                                                           24820                              27893
                                                                           19343                              21854
12/31/03                                                                   25089                              28386

This chart illustrates, hypothetically, that $10,000 was invested in the Growth and Income Fund Standard Class shares on 1/1/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $25,089. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $28,386. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +29.71%
-------------------------------------------------------
Five Years                                      - 0.95%
-------------------------------------------------------
Ten Years                                       + 9.63%
-------------------------------------------------------

 * Russell 1000 Index measures the performance of the largest 1000 companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                           Growth and Income Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS
December 31, 2003

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK-99.14%
    BANKING & FINANCE-15.55%
    American Express.......................      150,700   $    7,268,261
    Bank of America........................      494,500       39,772,635
    Bank One...............................      131,600        5,999,644
    Bear Stearns...........................      166,800       13,335,660
    Block (H&R)............................      172,800        9,567,936
    Capital One Financial..................      142,400        8,727,696
    Charter One Financial..................      175,100        6,049,705
    Citigroup..............................    1,301,380       63,168,984
    Countrywide Financial..................      153,467       11,640,447
    Doral Financial........................      133,500        4,309,380
    First Tennessee National...............      101,900        4,493,790
    FleetBoston Financial..................      234,600       10,240,290
    Freddie Mac............................      301,900       17,606,808
    Goldman Sachs Group....................      119,800       11,827,854
    Greenpoint Financial...................      143,500        5,068,420
    J.P. Morgan Chase......................      546,600       20,076,618
    Lehman Brothers Holdings...............      134,100       10,355,202
    MBNA...................................      266,600        6,625,010
    Mellon Financial.......................      186,600        5,991,726
    Morgan Stanley.........................      225,800       13,067,046
    National City..........................      123,200        4,181,408
    PNC Financial Services Group...........      107,400        5,878,002
    SEI Investments........................      104,400        3,181,068
    SLM....................................       64,700        2,437,896
    U.S. Bancorp...........................      318,919        9,497,408
    Union Planters.........................       64,200        2,021,658
    Wachovia...............................      276,100       12,863,499
    Washington Mutual......................      359,100       14,407,092
    Wells Fargo............................      323,700       19,062,693
                                                           --------------
                                                              348,723,836
                                                           --------------
    BASIC INDUSTRY/CAPITAL GOODS-8.97%
    Black & Decker.........................       94,000        4,636,080
    Dow Chemical...........................      124,000        5,154,680
    duPont (E.I.) deNemours................       48,900        2,244,021
    General Electric.......................    1,912,800       59,258,544
    Hillenbrand Industries.................      110,900        6,882,454
    Honeywell International................      332,800       11,125,504
    Ingersoll-Rand.........................       73,600        4,995,968
    International Game Technology..........      153,500        5,479,950
    Johnson Controls.......................      114,500       13,295,740
    Lubrizol...............................      161,100        5,238,972
    Masco..................................      247,300        6,778,493
    Monsanto...............................      167,600        4,823,528
    Northrop Grumman.......................       89,800        8,584,880
    Pactiv.................................      232,000        5,544,800
    Pentair................................      130,800        5,977,560
    PPG Industries.........................       77,200        4,942,344
    Raytheon...............................      194,300        5,836,772
    Rockwell Automation....................       78,900        2,808,840
    Sigma-Aldrich..........................      101,000        5,775,180
    Sonoco Products........................      167,100        4,114,002

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    BASIC INDUSTRY/CAPITAL GOODS (CONTINUED)
    Textron................................       99,000   $    5,648,940
    United Technologies....................      183,500       17,390,295
    Weyerhaeuser...........................       70,800        4,531,200
                                                           --------------
                                                              201,068,747
                                                           --------------
    BUSINESS SERVICES-2.23%
    Automatic Data Processing..............      204,700        8,108,167
  + Convergys..............................      344,400        6,013,224
  + Dun & Bradstreet.......................       64,400        3,265,724
    FactSet Research Systems...............      166,100        6,346,681
    First Data.............................      379,700       15,601,873
    GTECH Holdings.........................       49,200        2,434,908
    Waste Management.......................      280,100        8,290,960
                                                           --------------
                                                               50,061,537
                                                           --------------
    CONSUMER DURABLES-2.28%
    Cummins................................      111,300        5,447,022
    General Motors.........................      225,700       12,052,380
    Harley-Davidson........................      224,500       10,670,485
    KB HOME................................      172,200       12,487,944
    PACCAR.................................       92,700        7,890,624
    Tyco International.....................       93,900        2,488,350
                                                           --------------
                                                               51,036,805
                                                           --------------
    CONSUMER NON-DURABLES-8.29%
    Adolph Coors Class B...................       23,000        1,290,300
    Altria Group...........................      231,400       12,592,788
    Anheuser-Busch.........................      105,100        5,536,668
    Archer-Daniels-Midland.................      555,700        8,457,754
    Coca-Cola..............................      384,000       19,488,000
    Colgate-Palmolive......................      187,600        9,389,380
    Deluxe.................................      154,300        6,377,219
    Eastman Kodak..........................      288,700        7,410,929
    Ecolab.................................      201,900        5,526,003
  + Energizer Holdings.....................      129,800        4,875,288
    Fortune Brands.........................      113,200        8,092,668
    Gillette...............................      266,300        9,781,199
    Hershey Foods..........................       28,300        2,178,817
    Kellogg................................      179,100        6,820,128
    Kimberly-Clark.........................      181,000       10,695,290
    Kraft Foods Class A....................      353,700       11,396,214
    PepsiCo................................      351,100       16,368,282
    Procter & Gamble.......................      298,500       29,814,180
    R.J. Reynolds Tobacco..................       99,200        5,768,480
    Tyson Food Class A.....................      294,800        3,903,152
                                                           --------------
                                                              185,762,739
                                                           --------------
    CONSUMER SERVICES-8.12%
  + Apollo Group Class A...................       65,800        4,474,400
    CBRL Group.............................       61,100        2,337,686
    Cendant................................      592,700       13,199,429
    Clear Channel Communications...........      306,900       14,372,127
  + Comcast Special Class A................      816,400       25,536,992
  + Corinthian Colleges....................       38,300        2,127,948
    Disney (Walt)..........................      362,000        8,445,460

                           Growth and Income Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
  + Hughes Electronics.....................      510,641   $    8,451,108
    Liberty Media Class A..................      780,700        9,282,523
    McDonald's.............................      568,900       14,125,787
    McGraw-Hill Companies..................       34,900        2,440,208
    News Corporation Limited Preferred
     ADR...................................       57,114        1,727,689
  + Time Warner............................    1,933,950       34,791,762
    Viacom.................................      667,867       29,639,937
    Yum Brands.............................      321,600       11,063,040
                                                           --------------
                                                              182,016,096
                                                           --------------
    ENERGY-6.11%
    Amerada Hess...........................      161,600        8,592,272
    Anadarko Petroleum.....................      200,600       10,232,606
    Burlington Resources...................      174,400        9,658,272
    ChevronTexaco..........................      220,300       19,031,717
    ConocoPhillips.........................      154,168       10,108,796
    Devon Energy...........................      175,200       10,031,952
    Exxon Mobil............................    1,117,400       45,813,400
    Marathon Oil...........................      248,500        8,222,865
    Occidental Petroleum...................      227,100        9,592,704
    ONEOK..................................      260,500        5,751,840
                                                           --------------
                                                              137,036,424
                                                           --------------
    HEALTHCARE & PHARMACEUTICALS-14.59%
    Abbott Laboratories....................      149,800        6,980,680
    American Pharmaceutical Partners.......      102,400        3,440,640
    Amgen..................................      367,900       22,736,220
    Anthem.................................       66,400        4,980,000
    Baxter International...................      372,700       11,374,804
    Beckman Coulter........................       92,100        4,681,443
    Becton, Dickinson......................      199,500        8,207,430
    Boston Scientific......................       59,200        2,176,192
    Bristol-Myers Squibb...................      646,700       18,495,620
    Cardinal Health........................       91,500        5,596,140
  + Cytyc..................................      320,000        4,403,200
    Genentech..............................       59,500        5,567,415
  + Genzyme................................      119,000        5,871,460
    Gilead Sciences........................      145,300        8,447,742
    Guidant................................      152,500        9,180,500
  + Health Net.............................       63,000        2,060,100
    Johnson & Johnson......................      818,900       42,304,374
    Lilly (Eli)............................      140,900        9,909,497
  + Lincare Holdings.......................      179,500        5,390,385
  + MedImmune..............................      294,100        7,470,140
    Merck & Company........................      638,700       29,507,940
    Mylan Laboratories.....................      318,000        8,032,680
  + Patterson Dental.......................       35,400        2,271,264
    Pfizer.................................    1,366,850       48,290,810
    Tenet Healthcare.......................      439,500        7,053,975
    UnitedHealth Group.....................      242,400       14,102,832
  + Wellpoint Health Networks..............       73,000        7,080,270
    Wyeth..................................      509,400       21,624,030
                                                           --------------
                                                              327,237,783
                                                           --------------

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    INSURANCE-4.69%
    Allstate...............................      334,458   $   14,388,383
    American International Group...........      341,118       22,609,301
    Berkley (W.R.).........................      123,100        4,302,345
    Marsh & McLennan.......................      135,400        6,484,306
    MBIA...................................       71,500        4,234,945
    MetLife................................      334,600       11,265,982
    MGIC Investment........................       96,900        5,517,486
    Nationwide Financial Services Class A..      184,200        6,089,652
    Old Republic International.............      214,800        5,447,328
    Principal Financial Group..............      184,800        6,111,336
    Progressive............................       58,300        4,873,297
    Prudential Financial...................      227,000        9,481,790
    XL Capital Class A.....................       55,200        4,280,760
                                                           --------------
                                                              105,086,911
                                                           --------------
    LEISURE, LODGING & ENTERTAINMENT-0.30%
    Marriott International Class A.........      144,900        6,694,380
                                                           --------------
                                                                6,694,380
                                                           --------------
    REAL ESTATE-0.54%
    Apartment Investment & Management......      148,800        5,133,600
    Equity Office Properties Trust.........      186,700        5,348,955
    ProLogis...............................       53,200        1,707,188
                                                           --------------
                                                               12,189,743
                                                           --------------
    RETAIL-4.86%
  + Advance Auto Parts.....................       28,100        2,287,340
    Albertson's............................      205,200        4,647,780
  + AutoNation.............................      266,700        4,899,279
    Bed Bath & Beyond......................      200,200        8,678,670
    Best Buy...............................      177,350        9,264,764
  + BJ's Wholesale Club....................      172,200        3,953,712
    CVS....................................      271,700        9,813,804
    Dollar General.........................      210,100        4,409,999
    Federated Department Stores............      138,400        6,522,792
    Home Depot.............................      379,550       13,470,230
    RadioShack.............................      210,500        6,458,140
  + Saks...................................      413,800        6,223,552
    Sysco..................................      158,600        5,904,678
    Target.................................      135,300        5,195,520
    Wal-Mart Stores........................      325,400       17,262,470
                                                           --------------
                                                              108,992,730
                                                           --------------
    TECHNOLOGY-16.99%
    Adobe Systems..........................      318,800       12,528,840
    Altera.................................      350,000        7,945,000
    Applied Materials......................      201,100        4,514,695
    CIENA..................................      607,700        4,035,128
    Cisco Systems..........................    1,641,100       39,862,319
  + Citrix Systems.........................      267,000        5,663,070
  + Dell...................................      752,300       25,548,108
  + eBay...................................       80,600        5,205,954
  + Electronics Arts.......................      190,600        9,106,868
    EMC....................................      953,500       12,319,220
    Hewlett-Packard........................      571,200       13,120,464
    Intel..................................    1,663,500       53,564,700

                           Growth and Income Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    TECHNOLOGY (CONTINUED)
    InterActiveCorp........................      363,900   $   12,347,127
    International Business Machines........      182,500       16,914,100
    Intuit.................................      156,900        8,301,579
    Linear Technology......................      153,400        6,453,538
    Microsoft..............................    2,062,900       56,812,265
  + NEXTEL Communications..................      375,900       10,547,754
    Nokia ADR..............................      184,400        3,134,800
    Oracle.................................    1,233,300       16,279,560
    Philips Electronics....................      217,200        6,318,348
    QUALCOMM...............................       68,300        3,683,419
  + SanDisk................................       70,800        4,328,712
    Scientific-Atlanta.....................       81,200        2,216,760
    Seagate Technology.....................      276,400        5,223,960
    Silicon Laboratories...................       97,800        4,226,916
  + Storage Technology.....................      160,200        4,125,150
    Texas Instruments......................      537,700       15,797,626
  + UTStarcom..............................      178,700        6,624,409
  + Varian Associates......................       37,000        2,556,700
  + Western Digital........................      141,950        1,673,591
                                                           --------------
                                                              380,980,680
                                                           --------------
    TELECOMMUNICATIONS-2.54%
    AT&T Wireless Services.................      954,142        7,623,595
    BellSouth..............................      256,800        7,267,440
  + Level 3 Communications.................      592,300        3,376,110
    SBC Communications.....................      739,200       19,270,944
    Verizon Communications.................      550,116       19,298,069
                                                           --------------
                                                               56,836,158
                                                           --------------
    TEXTILES, APPAREL & FURNITURE-1.96%
    Coach..................................      218,200        8,237,050
    Gap....................................      387,600        8,996,196
    Limited Brands.........................      324,500        5,850,735

                                              NUMBER OF        MARKET
                                               SHARES          VALUE
    COMMON STOCK (CONTINUED)
    TEXTILES, APPAREL & FURNITURE (CONTINUED)
    NIKE...................................      100,300   $    6,866,538
    Ross Stores............................      269,300        7,117,599
    VF.....................................      159,900        6,914,076
                                                           --------------
                                                               43,982,194
                                                           --------------
    TRANSPORTATION & SHIPPING-0.40%
  + AMR....................................      160,200        2,074,590
    Delta Air Lines........................      150,500        1,777,405
    FedEx..................................       76,700        5,177,250
                                                           --------------
                                                                9,029,245
                                                           --------------
    UTILITIES-0.72%
    CenterPoint Energy.....................      228,400        2,213,196
    Exelon.................................       34,600        2,296,056
    Public Service Enterprise Group........      157,700        6,907,260
    TXU....................................      198,700        4,713,164
                                                           --------------
                                                               16,129,676
                                                           --------------
    TOTAL COMMON STOCK
     (COST $1,703,241,577).................                 2,222,865,684
                                                           --------------
                                              PRINCIPAL
                                               AMOUNT
  * COMMERCIAL PAPER-0.59%
    UBS Finance
     1.00% 1/2/04..........................  $13,160,000       13,159,653
                                                           --------------
    TOTAL COMMERCIAL PAPER
     (COST $13,159,653)....................                    13,159,653
                                                           --------------

TOTAL MARKET VALUE OF SECURITIES-99.73% (COST
 $1,716,401,230)............................................   2,236,025,337
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.27%.......       6,135,595
                                                              --------------
NET ASSETS-100.00% (EQUIVALENT TO $27.502 PER SHARE BASED ON
 81,527,884 STANDARD CLASS SHARES ISSUED AND OUTSTANDING)...  $2,242,160,932
                                                              ==============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $2,132,718,539
Undistributed net investment income.........................       5,108,449
Accumulated net realized loss on investments................    (415,290,163)
Net unrealized appreciation of investments..................     519,624,107
                                                              --------------
Total net assets............................................  $2,242,160,932
                                                              ==============

------------------
+Non-income producing security for the year ended December 31, 2003.

*Rate disclosed is yield at time of purchase.

ADR-American Depositary Receipts

                             See accompanying notes

                           Growth and Income Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends..............................................  $ 33,145,830
Interest...............................................        20,232
                                                         ------------
                                                           33,166,062
                                                         ------------
EXPENSES:
Management fees........................................     6,553,462
Accounting and administration expenses.................       758,386
Reports and statements to shareholders.................       106,662
Custodian fees.........................................        67,756
Professional fees......................................        61,400
Trustees' fees.........................................         5,167
Other..................................................        70,925
                                                         ------------
                                                            7,623,758
Less expense paid indirectly...........................           (19)
                                                         ------------
Total expenses.........................................     7,623,739
                                                         ------------
NET INVESTMENT INCOME..................................    25,542,323
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.......................    62,941,666
Net change in unrealized appreciation/depreciation of
 investments...........................................   437,857,480
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........   500,799,146
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $526,341,469
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
GROWTH AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                           12/31/03         12/31/02
                                        --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income.................  $   25,542,323   $    26,529,852
Net realized gain (loss) on
 investments..........................      62,941,666      (223,373,657)
Net change in unrealized
 appreciation/depreciation of
 investments..........................     437,857,480      (408,838,879)
                                        --------------   ---------------
Net increase (decrease) in net assets
 resulting from operations............     526,341,469      (605,682,684)
                                        --------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class.......................     (23,429,147)      (23,557,470)
                                        --------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.......................       8,614,278         9,196,856
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class.......................      23,429,147        23,557,470
                                        --------------   ---------------
                                            32,043,425        32,754,326
                                        --------------   ---------------
Cost of shares repurchased:
 Standard Class.......................    (204,353,086)     (408,419,385)
                                        --------------   ---------------
Decrease in net assets derived from
 capital share transactions...........    (172,309,661)     (375,665,059)
                                        --------------   ---------------
NET INCREASE (DECREASE) IN NET
 ASSETS...............................     330,602,661    (1,004,905,213)
NET ASSETS:
Beginning of year.....................   1,911,558,271     2,916,463,484
                                        --------------   ---------------
End of year...........................  $2,242,160,932   $ 1,911,558,271
                                        ==============   ===============

                             See accompanying notes

                           Growth and Income Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                   GROWTH AND INCOME FUND STANDARD CLASS
                                                                                YEAR ENDED
                                          12/31/03(1)        12/31/02(2,3)         12/31/01         12/31/00(4)         12/31/99
                                          ---------------------------------------------------------------------------------------
Net asset value, beginning of period....  $   21.438          $   27.849          $   43.249        $   51.710         $   46.288

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income(5)................       0.304               0.275               0.309             0.482              0.509
Net realized and unrealized gain (loss)
 on investments.........................       6.047              (6.422)             (3.823)           (5.129)             7.356
                                          ----------          ----------          ----------        ----------         ----------
Total from investment operations........       6.351              (6.147)             (3.514)           (4.647)             7.865
                                          ----------          ----------          ----------        ----------         ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...................      (0.287)             (0.264)             (0.278)           (0.492)            (0.497)
Net realized gain on investments........          --                  --             (11.608)           (3.322)            (1.946)
                                          ----------          ----------          ----------        ----------         ----------
Total dividends and distributions.......      (0.287)             (0.264)            (11.886)           (3.814)            (2.443)
                                          ----------          ----------          ----------        ----------         ----------

Net asset value, end of period..........  $   27.502          $   21.438          $   27.849        $   43.249         $   51.710
                                          ==========          ==========          ==========        ==========         ==========

Total return(6).........................      29.71%             (22.07%)            (11.21%)           (9.63%)            17.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)...............................  $2,242,161          $1,911,558          $2,916,463        $3,612,222         $4,709,687
Ratio of expenses to average net
 assets.................................       0.38%               0.36%               0.36%             0.36%              0.36%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly.............................       0.38%               0.38%               0.36%             0.36%              0.36%
Ratio of net investment income to
 average net assets.....................       1.28%               1.13%               0.94%             1.00%              1.05%
Ratio of net investment income to
 average net assets prior to fees waived
 and expense paid indirectly............       1.28%               1.11%               0.94%             1.00%              1.05%
Portfolio turnover......................         72%                 68%                 78%               65%                16%

------------------
(1) Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(2) During the year ended December 31, 2002, Delaware Management Company and Delaware Lincoln Investment Advisers, former adviser, contractually waived a portion of their management fees. Effective January 1, 2003, this waiver was discontinued in connection with stockholder approval of the amended Management Agreement approved on December 9, 2002.

(3) Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

(4) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisors as the sub-advisor of the Fund.

(5) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001, and 2000.

(6) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                           Growth and Income Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (see Note #7), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Growth and Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Service Class shares had not commenced operations as of December 31, 2003. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $19. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $689,362.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $69,024.

                           Growth and Income Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $604,287
Accounting and Administration Fees Payable to DSC...........   183,567
Administration Fees Payable to Lincoln Life.................     5,205

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $1,426,836,663 and sales of $1,612,356,768 of investment securities other than short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $1,736,935,397. At December 31, 2003, net unrealized appreciation was $499,089,940, of which $535,295,240 related to unrealized appreciation of investments and $36,205,300 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          YEAR ENDED         YEAR ENDED
                                           12/31/03           12/31/02
                                          -----------        -----------
Ordinary income.........................  $23,429,147        $23,557,470

In addition, the Fund declared an ordinary income consent dividend of $3,770,899 for the year ended December 31, 2002. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest..........................   $2,132,718,539
Undistributed ordinary income..........................        5,108,449
Undistributed long-term capital gains..................       12,181,503
Capital loss carryforwards.............................     (406,937,499)
Unrealized appreciation of investments.................      499,089,940
                                                          --------------
Net assets.............................................   $2,242,160,932
                                                          ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $140,851,540 expires in 2009 and $266,085,959 expires in 2010.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           YEAR ENDED        YEAR ENDED
                                            12/31/03          12/31/02
                                           ----------        -----------
Shares sold:
 Standard Class..........................    360,195             371,826
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class..........................    908,670           1,100,816
                                           ----------        -----------
                                           1,268,865           1,472,642
                                           ----------        -----------
Shares repurchased:
 Standard Class..........................  (8,905,845)       (17,032,544)
                                           ----------        -----------
Net decrease.............................  (7,636,980)       (15,559,902)
                                           ==========        ===========

6. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee,

                           Growth and Income Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. LINE OF CREDIT (CONTINUED)
which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

7. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Growth and Income Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Growth and Income Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Growth and Income Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment income, and accumulated realized loss of the Lincoln National Growth and Income Fund, Inc. as of April 30, 2003, were as follows:

Net assets                                                $1,913,194,716
Net unrealized appreciation                                  205,616,216
Undistributed net investment income                           14,224,453
Accumulated realized loss                                   (507,669,397)

The Lincoln National Growth and Income Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Growth and Income Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

8. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS            QUALIFYING
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           -------------           ------------
      -                       100%                     100%                   100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                           Growth and Income Fund- 9

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Growth and Income Fund

We have audited the accompanying statement of net assets of Growth and Income Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                           Growth and Income Fund- 10

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) "Interested persons" within the meaning as defined in the 1940 Act.

(2) The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                           Growth and Income Fund- 11

                               INTERNATIONAL FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               International Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:
                                                     [DELAWARE INVESTMENTS LOGO]

The Fund returned 41.6% (Standard Class shares with distributions reinvested) for the fiscal year 2003, while its benchmark, the MSCI EAFE Index*, returned 39.2%.

Every market in the MSCI EAFE Index* experienced double digit rises during the year. Strong markets included Germany, up 63.8% and Spain, up 58.5%. The strongest sectors were materials, industrials, information technology and financials. All these sectors rose by 47% or 48%. Amongst the strongest stocks were British Airways, Banca Intesa and Orica; stocks that performed relatively weakly include Hong Kong Electric and West Japan Railway.
Our overweight position in Spain and underweight position in Finland, a market that rose by a relatively paltry 19.4%, were helpful, but market selection was not, in aggregate, positive. Stock selection was very positive. Currency contribution was also positive, aided by our overweight position in the Australian and New Zealand dollars and a zero weighting in the underperforming Swiss franc.

Elizabeth A. Desmond
Clive Gillmore

Growth of $10,000 invested 1/1/94 through 12/31/03
(GROWTH CHART)

                                                                INTERNATIONAL FUND STANDARD
                                                                        CLASS SHARES                     MSCI EAFE INDEX
                                                                ---------------------------              ---------------
1/1/94                                                                     10000                              10000
                                                                           10328                              10806
                                                                           11246                              12054
                                                                           12317                              12821
                                                                           13056                              13085
                                                                           14970                              15746
                                                                           17545                              20044
                                                                           17564                              17246
                                                                           15815                              13589
                                                                           14110                              11461
12/31/03                                                                   19982                              15950

This chart illustrates, hypothetically, that $10,000 was invested in the International Fund Standard Class shares on 1/1/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $19,982. For comparison, look at how the Morgan Stanley EAFE Index did over the same period. The same $10,000 investment would have grown to $15,950. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +41.62%
-------------------------------------------------------
Five Years                                      + 5.95%
-------------------------------------------------------
Ten Years                                       + 7.17%
-------------------------------------------------------

The Service Class shares total return was 31.03% for the period from 5/15/03 (commencement of operations) to 12/31/03.

 * MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australasia and the Far East.

                             International Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
STATEMENT OF NET ASSETS
December 31, 2003

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK*-96.70%
    AUSTRALIA-11.85%
    Amcor...............................         1,386,543   $  8,629,146
    Coles Myer..........................           931,490      5,305,843
    Foster's Group......................         2,792,862      9,469,269
    National Australia Bank.............           387,393      8,741,844
    Orica...............................           430,499      4,528,058
    Telstra.............................         1,806,082      6,559,020
                                                             ------------
                                                               43,233,180
                                                             ------------
    BELGIUM-0.94%
    Electrabel..........................            10,928      3,434,981
                                                             ------------
                                                                3,434,981
                                                             ------------
    FINLAND-0.77%
    UPM-Kymmene.........................           147,944      2,821,531
                                                             ------------
                                                                2,821,531
                                                             ------------
    FRANCE-8.34%
    Cie de Saint-Gobain.................           154,935      7,584,532
    Societe Generale....................           134,146     11,844,354
    Total Fina Elf......................            59,113     10,990,466
                                                             ------------
                                                               30,419,352
                                                             ------------
    GERMANY-6.23%
    Bayer...............................           269,901      7,966,287
    Bayerische Hypo-und Vereinsbank.....           217,082      5,065,603
    RWE.................................           243,162      9,692,112
                                                             ------------
                                                               22,724,002
                                                             ------------
    HONG KONG-2.99%
    Hong Kong & China Gas...............         1,128,000      1,721,727
    Hong Kong Electric Holdings.........           994,500      3,932,602
    Wharf Holdings......................         1,894,000      5,245,118
                                                             ------------
                                                               10,899,447
                                                             ------------
    ITALY-3.30%
    Banca Intesa........................         3,076,961     12,031,487
                                                             ------------
                                                               12,031,487
                                                             ------------
    JAPAN-15.42%
    Canon...............................           185,000      8,613,883
    Eisai...............................           238,200      6,423,421
    Hitachi.............................           888,000      5,352,692
    Matsushita Electric Industrial......           452,000      6,250,481
    Millea Holdings.....................               276      3,605,487
    Murata Manufacturing................           138,700      7,493,450
    Takeda Chemical Industries..........           210,100      8,331,856
    Toyota Motor........................           206,800      6,985,313
    West Japan Railway..................               819      3,217,309
                                                             ------------
                                                               56,273,892
                                                             ------------
    MALAYSIA-0.02%
    Sime Darby Berhad...................            56,900         77,863
                                                             ------------
                                                                   77,863
                                                             ------------

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK* (CONTINUED)
    NETHERLANDS-6.41%
    ING Groep...........................           313,207   $  7,304,727
    Reed Elsevier.......................           430,990      5,354,748
    Royal Dutch Petroleum...............           203,282     10,717,927
                                                             ------------
                                                               23,377,402
                                                             ------------
    NEW ZEALAND-2.23%
    Telecom Corporation of New
     Zealand............................         2,309,298      8,141,831
                                                             ------------
                                                                8,141,831
                                                             ------------
    SINGAPORE-2.33%
    Jardine Matheson....................           336,000      3,057,600
    Oversea Chinese Banking.............           765,000      5,450,450
                                                             ------------
                                                                8,508,050
                                                             ------------
    SOUTH AFRICA-1.55%
    Sasol...............................           398,583      5,672,717
                                                             ------------
                                                                5,672,717
                                                             ------------
    SOUTH KOREA-1.67%
    POSCO ADR...........................           179,881      6,110,558
                                                             ------------
                                                                6,110,558
                                                             ------------
    SPAIN-7.65%
    Banco Santander Central
     Hispanoamericano...................           687,109      8,138,172
    Iberdrola...........................           390,741      7,723,134
    Telefonica..........................           821,092     12,055,366
                                                             ------------
                                                               27,916,672
                                                             ------------
    UNITED KINGDOM-25.00%
    Aviva...............................           376,465      3,303,936
    BG Group............................         1,545,243      7,939,042
    Boots Group.........................           844,510     10,476,772
    BP..................................           905,333      7,341,689
    Brambles Industries.................         1,236,854      4,505,804
   +British Airways....................            501,826      2,104,370
    GKN.................................           694,600      3,323,089
    GlaxoSmithKline.....................           451,759     10,375,831
    GUS.................................           513,022      7,089,942
    HBOS................................           689,173      8,938,323
    Intercontinental Hotels Group.......           672,982      6,385,115
    Lloyds TSB Group....................         1,212,149      9,710,430
    Mitchells & Butlers.................           475,046      1,915,535
    Rio Tinto...........................           285,222      7,873,300
                                                             ------------
                                                               91,283,178
                                                             ------------
    TOTAL COMMON STOCK
     (COST $295,550,361)................                      352,926,143
                                                             ------------

                             International Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                       PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                                    (U.S. $)
           **COMMERCIAL PAPER-3.08%
           UBS Finance
            0.95% 1/2/04..................             $11,245,000 $11,244,703
                                                                   -----------
           TOTAL COMMERCIAL PAPER (COST
            $11,244,703)..................                          11,244,703
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES-99.78% (COST
 $306,795,064)..............................................  $364,170,846
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.22%.......       787,021
                                                              ------------
NET ASSETS APPLICABLE TO 26,795,988 SHARES
 OUTSTANDING-100.00%........................................  $364,957,867
                                                              ============
NET ASSET VALUE-INTERNATIONAL FUND STANDARD CLASS
 ($352,183,084 / 25,857,801 SHARES).........................       $13.620
                                                              ============
NET ASSET VALUE-INTERNATIONAL FUND SERVICE CLASS
 ($12,774,783 / 938,187 SHARES).............................       $13.616
                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $333,726,540
Undistributed net investment income++.......................     2,256,493
Accumulated net realized loss on investments................   (27,098,110)
Net unrealized appreciation of investments and foreign
 currencies.................................................    56,072,944
                                                              ------------
Total net assets............................................  $364,957,867
                                                              ============

------------------
 +Non-income producing security for the year ended December 31, 2003.

++Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

 *Securities have been classified by country of origin. Classification by type of business has been presented in Note #7 to the Financial Statements.

**Rate disclosed is yield at time of purchase.

ADR-American Depositary Receipts

                             See accompanying notes

                             International Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends..............................................  $ 11,926,331
Interest...............................................       113,296
Foreign tax withheld...................................      (977,275)
                                                         ------------
                                                           11,062,352
                                                         ------------
EXPENSES:
Management fees........................................     2,459,330
Accounting and administration expenses.................       267,333
Custodian fees.........................................       115,399
Reports and statements to shareholders.................        89,173
Professional fees......................................        51,448
Distribution expenses-Service Class....................         6,487
Trustees' fees.........................................         5,167
Other..................................................        11,088
                                                         ------------
                                                            3,005,425
Less expense paid indirectly...........................          (228)
                                                         ------------
Total expenses.........................................     3,005,197
                                                         ------------
NET INVESTMENT INCOME..................................     8,057,155
                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments...........................................   (14,776,758)
 Foreign currencies....................................       199,338
                                                         ------------
Net realized loss......................................   (14,577,420)
Net change in unrealized appreciation/depreciation of
 investments and foreign currencies....................   112,038,017
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCIES....................................    97,460,597
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $105,517,752
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                             12/31/03        12/31/02
                                           -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income....................  $   8,057,155   $   5,531,773
Net realized loss on investments and
 foreign currencies......................    (14,577,420)     (3,919,321)
Net change in unrealized
 appreciation/depreciation of investments
 and foreign currencies..................    112,038,017     (29,989,142)
                                           -------------   -------------
Net increase (decrease) in net assets
 resulting from operations...............    105,517,752     (28,376,690)
                                           -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..........................     (5,879,288)     (4,000,000)
 Service Class...........................       (120,712)              -
                                           -------------   -------------
                                              (6,000,000)     (4,000,000)
                                           -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..........................    224,240,812     569,165,633
 Service Class...........................     11,989,747               -
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class..........................      5,879,288       4,000,000
 Service Class...........................        120,712               -
                                           -------------   -------------
                                             242,230,559     573,165,633
                                           -------------   -------------
Cost of shares repurchased:
 Standard Class..........................   (231,737,955)   (605,953,732)
 Service Class...........................       (568,072)              -
                                           -------------   -------------
                                            (232,306,027)   (605,953,732)
                                           -------------   -------------
Increase (decrease) in net assets derived
 from capital share transactions.........      9,924,532     (32,788,099)
                                           -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS....    109,442,284     (65,164,789)
NET ASSETS:
Beginning of year........................    255,515,583     320,680,372
                                           -------------   -------------
End of year..............................  $ 364,957,867   $ 255,515,583
                                           =============   =============

                             See accompanying notes

                             International Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           INTERNATIONAL FUND STANDARD CLASS
                                                                                      YEAR ENDED
                                                      12/31/03(1)        12/31/02        12/31/01        12/31/00        12/31/99
                                                      ---------------------------------------------------------------------------
Net asset value, beginning of period................   $  9.797          $ 11.155        $ 13.769        $ 14.374        $ 15.982

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)............................      0.311             0.199           0.212           0.287           0.294
Net realized and unrealized gain (loss) on
 investments and foreign currencies.................      3.745            (1.403)         (1.469)         (0.284)          2.182
                                                       --------          --------        --------        --------        --------
Total from investment operations....................      4.056            (1.204)         (1.257)          0.003           2.476
                                                       --------          --------        --------        --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................     (0.233)           (0.154)         (0.259)         (0.272)         (0.529)
Net realized gain on investments....................          -                 -          (1.098)         (0.336)         (3.555)
                                                       --------          --------        --------        --------        --------
Total dividends and distributions...................     (0.233)           (0.154)         (1.357)         (0.608)         (4.084)
                                                       --------          --------        --------        --------        --------

Net asset value, end of period......................   $ 13.620          $  9.797        $ 11.155        $ 13.769        $ 14.374
                                                       ========          ========        ========        ========        ========

Total return(3).....................................     41.62%           (10.78%)         (9.96%)          0.11%          17.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).............   $352,183          $255,516        $320,680        $403,589        $526,317
Ratio of expenses to average net assets.............      1.04%             1.02%           0.99%           0.96%           0.92%
Ratio of net investment income to average net
 assets.............................................      2.81%             1.84%           1.74%           2.13%           2.05%
Portfolio turnover..................................        14%                9%             13%              7%             12%

------------------
(1)Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                             International Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                             INTERNATIONAL FUND SERVICE CLASS
                                                                       05/15/03(1)
                                                                            TO
                                                                         12/31/03
                                                             --------------------------------
Net asset value, beginning of period.......................              $10.573

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)...................................                0.154
Net realized and unrealized gain on investments and foreign
 currencies................................................                3.107
                                                                         -------
Total from investment operations...........................                3.261
                                                                         -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income......................................               (0.218)
                                                                         -------
Total dividends and distributions..........................               (0.218)
                                                                         -------

Net asset value, end of period.............................              $13.616
                                                                         =======
Total return(3)............................................               31.03%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....................              $12,775
Ratio of expenses to average net assets....................                1.26%
Ratio of net investment income to average net assets.......                2.08%
Portfolio turnover(4)......................................                  14%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4)The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                             International Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (See Note #9), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to International Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 15, 2003. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $228. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust

                             International Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation
(LNC). For its services, DMC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund, 0.75% of the next $200 million, and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Delaware International Advisers Ltd. (the "Sub-Adviser"), an affiliate of DMC, is responsible for the day-to-day management of the Fund's investment portfolio. For its services, the Sub-Adviser is paid directly by DMC, not the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $197,001.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $70,332.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $247,972
Accounting and Administration Fees Payable to DSC...........    56,641
Administration Fees Payable to Lincoln Life.................     5,205
Distribution Fees Payable to the Companies..................     5,015

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $39,685,754 and sales of $37,819,031 of investment securities other than short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $307,127,568. At December 31, 2003, net unrealized appreciation was $57,043,278, of which $84,918,361 related to unrealized appreciation of investments and $27,875,083 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                            12/31/03          12/31/02
                                           ----------        ----------
Ordinary income..........................  $6,000,000        $4,000,000

In addition, the Fund declared an ordinary income consent dividend of $1,655,161 for the year ended December 31, 2002. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................   $333,726,540
Undistributed ordinary income...........................      2,308,166
Capital loss carryforwards..............................    (23,908,671)
Post-October investment losses..........................     (2,856,935)
Post-October currency losses............................     (1,412,967)
Unrealized appreciation of investments and foreign
 currencies.............................................     57,101,734
                                                           ------------
Net assets..............................................   $364,957,867
                                                           ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of forward foreign currency contracts for tax purposes.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $8,278,643 expires in 2009, $3,588,157 expires in 2010 and $12,041,871 expires in 2011.

                             International Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2003 through December 31, 2003, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           YEAR ENDED         YEAR ENDED
                                            12/31/03           12/31/02
                                           -----------        -----------
Shares sold:
 Standard Class..........................   20,873,766         54,474,081
 Service Class...........................      972,581                  -
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class..........................      470,418            415,455
 Service Class...........................        9,658                  -
                                           -----------        -----------
                                            22,326,423         54,889,536
                                           -----------        -----------
Shares repurchased:
 Standard Class..........................  (21,568,123)       (57,555,103)
 Service Class...........................      (44,052)                 -
                                           -----------        -----------
                                           (21,612,175)       (57,555,103)
                                           -----------        -----------
Net increase (decrease)..................      714,248         (2,665,567)
                                           ===========        ===========

6. SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION
Foreign Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at December 31, 2003:

                                                                                            UNREALIZED
   CONTRACTS TO DELIVER               IN EXCHANGE FOR           SETTLEMENT DATE            DEPRECIATION
---------------------------           ---------------           ----------------           ------------
 14,505,000 British Pounds             US$24,544,056            January 30, 2004           $(1,361,294)

7. MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of

                             International Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. MARKET RISKS (CONTINUED)
equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund. As of December 31, 2003, the Fund's investment equity securities classified by type of business were as follows:

                                                           PERCENTAGE OF
                                                            NET ASSETS
                                                           -------------
Banking, Finance & Insurance.............................     25.35%
Energy...................................................     11.69%
Buildings & Materials....................................     10.39%
Food, Beverage & Tobacco.................................      8.62%
Telecommunications.......................................      7.33%
Utilities................................................      7.27%
Healthcare & Pharmaceuticals.............................      6.88%
Computers & Technology...................................      5.89%
Others (individually less than 4%).......................     13.28%
                                                              ------
                                                              96.70%
                                                              ======

8. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

9. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National International Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National International Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National International Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized depreciation, undistributed net investment income, and accumulated realized loss of the Lincoln National International Fund, Inc. as of April 30, 2003, were as follows:

Net assets...............................................  $259,139,877
Net unrealized depreciation..............................   (44,067,675)
Undistributed net investment income......................     5,156,971
Accumulated realized loss................................   (19,617,922)

The Lincoln National International Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National International Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

10. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

           (A)                                 (B)
 LONG-TERM CAPITAL GAINS                 ORDINARY INCOME                          TOTAL
DISTRIBUTIONS (TAX BASIS)           DISTRIBUTIONS (TAX BASIS)           DISTRIBUTIONS (TAX BASIS)
-------------------------           -------------------------           -------------------------
            -                                 100%                                100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

                             International Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. TAX INFORMATION (UNAUDITED) (CONTINUED)
The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:

                                               GROSS           FOREIGN
                                             DIVIDEND         TAXES PAID
COUNTRY                                      PER SHARE        PER SHARE
-------                                      ---------        ----------
Australia..................................   $0.0630          $0.0013
Euro.......................................    0.1262           0.0172
Hong Kong..................................    0.0143                -
Japan......................................    0.0196           0.0020
Malaysia...................................    0.0016                -
New Zealand................................    0.0120           0.0018
Singapore..................................    0.0069                -
South Africa...............................    0.0114                -
United Kingdom.............................    0.1795           0.0142
United States..............................    0.0106                -

                             International Fund- 11

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-International Fund

We have audited the accompanying statement of net assets of International Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                             International Fund- 12

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                             International Fund- 13

                                  MANAGED FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Managed Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:

                                                     (DELAWARE INVESTMENTS LOGO)

The Fund returned 22.9% (Standard Class shares with distributions reinvested) for the fiscal year 2003, while its customized benchmark, 60% S&P 500 Index* and 40% Lehman Brothers Government/Credit Index*, returned 18.8%.

After three successive years of negative returns, equity markets rebounded strongly in 2003. Several factors drove stocks significantly higher from March onwards; among those were an improved geopolitical situation with the cessation of major combat activities in Iraq, continued stimulatory interest rate and money supply policies from the Federal Reserve and continued stimulatory fiscal policies as the Administration and Congress worked to both enact a second round of tax cuts and increase government spending. The health of the economy pushed interest rates slightly higher in the fourth quarter. The high yield market posted the second best year of returns on record and 2003 was recorded as the best year in history for investment grade corporates. Both the high yield and investment grade credit markets' performance were driven by improving corporate fundamentals, declining default rates, and strong technicals driven by massive fund inflows.

Both the Fund's large-cap and small-cap sleeves outperformed their respective benchmark indices, the S&P 500 Index and the Russell 2000 Index, for the year. The large-cap sleeve's performance was attributable to positive stock selection in the consumer discretionary, media and finance sectors although was partially offset by stock selection in the basic materials and technology sectors. The small-cap sleeve's outperformance can be attributed to stock selection in health care, basic materials and business services stocks although was partially offset by stock selection in the consumer discretionary and consumer staples sectors.

Likewise, the fixed-income sleeve outperformed the Lehman Brothers Government/Credit Index for the year. Spread product (Corporates, Mortgage-Backed Securities, and High Yield) was the key driver of performance. As investors reached for yield, the lower quality sectors of the market outperformed the high quality sectors of the marketplace. Corporate bond spreads rallied throughout the year as investors sought yield and the equity markets affirmed the bullish posture of the market. Our asset allocation decision (overweight Corporates in general, specifically the lower-quality sectors of the High Grade market) generated positive performance. Specifically, our automotive, media/telecommunications, and utility positions boosted performance.


Looking into 2004, we see the early part of the year showing a continuation of the trends that built throughout 2003. Specifically, we see strong economic growth, earnings growth driven by operating leverage, and benign or even slightly stimulative monetary and fiscal policies for the initial part of the year. During the latter stages of 2004, however, we expect to see moderation of the strong economic and earnings results, as comparisons become more difficult. In addition, interest rates are likely to move higher in response to strong economic growth. Higher rates should serve to brake the economy in the back half of 2004. Finally, we are likely to lose the strong kick to the economy that tax cuts supplied. In this environment, we expect to see better relative performance from larger, high quality stocks. Relative to their respective benchmarks, the large-cap sleeve held a moderately overweight position in the media, finance and technology sectors and the small-cap sleeve had moderate overweight positions in the media, consumer discretionary and technology sectors.

J. Paul Dokas

Growth of $10,000 invested 1/1/94 through 12/31/03
(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                      MANAGED FUND                                          GOVERNMENT/CREDIT
                                                  STANDARD CLASS SHARES           S&P 500 INDEX                   INDEX
                                                  ---------------------           -------------             -----------------
1/1/94                                                    10000                       10000                       10000
                                                           9816                       10133                        9649
                                                          12691                       13933                       11506
                                                          14220                       17172                       11840
                                                          17325                       22903                       12995
                                                          19528                       29489                       14226
                                                          21036                       35722                       13921
                                                          20739                       32440                       15570
                                                          20412                       28588                       16894
                                                          18150                       22270                       18759
12/31/03                                                  22306                       28664                       19635

This chart illustrates, hypothetically, that $10,000 was invested in the Managed Fund Standard Class shares on 1/1/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $22,306. For comparison, look at how the S&P 500 Index and the Lehman Brothers Government/Credit Index did over the same period. The same $10,000 investment would have grown to $28,664 and $19,635, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +22.90%
-------------------------------------------------------
Five Years                                      + 2.70%
-------------------------------------------------------
Ten Years                                       + 8.35%
-------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index measures performance of diversified, investment grade, bond issues.

                                Managed Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS
December 31, 2003

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK-60.21%
    AEROSPACE & DEFENSE-1.17%
  + Herley Industries........................       12,600   $    260,820
    Honeywell International..................       43,400      1,450,862
    Kaman Class A............................       15,600        198,588
  + MTC Technologies.........................        8,400        270,648
    Northrop Grumman.........................       11,100      1,061,160
    Raytheon.................................       24,300        729,972
    Textron..................................       13,000        741,780
    United Technologies......................       22,900      2,170,233
                                                             ------------
                                                                6,884,063
                                                             ------------
    AUTOMOBILES & AUTOMOTIVE PARTS-1.48%
  + Advance Auto Parts.......................        3,700        301,180
  + Asbury Automotive........................       13,900        248,949
  + AutoNation...............................       35,000        642,950
  + CSK Auto.................................       11,800        221,486
    Cummins..................................       14,700        719,418
  + Dura Automotive Systems..................       13,800        176,226
    General Motors...........................       28,000      1,495,200
    Harley-Davidson..........................       29,000      1,378,370
    Johnson Controls.........................       16,200      1,881,144
    Oshkosh Truck............................        6,400        326,592
    PACCAR...................................       12,200      1,038,464
    Thor Industries..........................        4,200        236,124
                                                             ------------
                                                                8,666,103
                                                             ------------
    BANKING & FINANCE-8.73%
  + Affiliated Managers Group................        3,600        250,524
    American Express.........................       18,400        887,432
    American Home Mortgage Investment........       10,900        245,359
    Bancfirst................................        5,400        316,991
    Bank of America..........................       62,400      5,018,832
    Bank One.................................       17,300        788,707
    BankAtlantic Bancorp Class A.............       18,000        342,000
    Bear Stearns.............................       20,700      1,654,965
    Capital One Financial....................       18,900      1,158,381
    Charter One Financial....................       23,100        798,105
    Citigroup................................      162,800      7,902,311
    Commercial Federal.......................       12,500        333,875
    Community Bank System....................        5,500        269,500
    Community First Bankshares...............       10,700        309,658
  + CompuCredit..............................        8,300        176,624
    Corus Bankshares.........................        8,000        252,480
    Countrywide Financial....................       17,467      1,324,847
    Dime Community Bancshares................       11,600        356,816
    Doral Financial..........................       17,700        571,356
  + Financial Federal........................        5,800        177,190
    First Bancorp Puerto Rico................        7,900        312,445
    First Place Financial Ohio...............       15,400        300,762
    First Tennessee National.................       13,300        586,530
  + FirstFed Financial.......................        5,600        243,600
    Flagstar Bancorp.........................       14,000        299,880
    FleetBoston Financial....................       29,400      1,283,310

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    BANKING & FINANCE (CONTINUED)
    Freddie Mac..............................       39,300   $  2,291,976
    Frontier Financial.......................        8,700        288,492
    Goldman Sachs Group......................       15,700      1,550,061
    GreenPoint Financial.....................       18,800        664,016
    Independent Bank Corp Michigan...........        8,000        226,880
    International Bancshares.................        5,300        249,895
  + Investment Technology Group..............       10,300        166,345
    Irwin Financial..........................        9,000        282,600
    J.P. Morgan Chase........................       68,700      2,523,351
    Lehman Brothers Holdings.................       17,600      1,359,072
  + Local Financial..........................       13,100        273,004
    MAF Bancorp..............................        4,900        205,310
    MainSource Financial Group...............        8,925        273,730
    MBNA.....................................       33,600        834,960
    Mellon Financial.........................       24,700        793,117
    Merchants Bancshares.....................        6,200        189,410
    Morgan Stanley...........................       28,800      1,666,656
    National City............................       15,800        536,252
    Net.Bank.................................       24,500        327,075
    PFF Bancorp..............................        8,460        306,929
    PNC Financial Securities Group...........       14,100        771,693
    Provident Bankshares.....................       10,731        315,921
    Provident Financial Group................        3,900        124,605
    Republic Bancorp Michigan................       26,440        356,676
    Second Bancorp...........................        7,100        187,440
    SLM......................................        8,400        316,512
    U.S. Bancorp.............................       56,100      1,670,658
    Union Planters...........................        8,400        264,516
    Wachovia.................................       35,400      1,649,286
    Washington Mutual........................       47,500      1,905,700
    Wells Fargo..............................       37,700      2,220,153
    West Coast Bancorp Oregon................       15,400        328,636
                                                             ------------
                                                               51,283,407
                                                             ------------
    BASIC INDUSTRY/CAPITAL GOODS-1.45%
    Black & Decker...........................       12,400        611,568
    General Electric.........................      248,300      7,692,334
    Lancaster Colony.........................        5,200        234,832
                                                             ------------
                                                                8,538,734
                                                             ------------
    BUILDINGS & MATERIALS-0.97%
    Ameron International.....................        5,300        183,857
    Beazer Homes USA.........................        3,200        312,512
  + Genlyte Group............................        6,600        385,308
  + Griffon..................................        8,300        168,158
  + Jacuzzi Brands...........................       37,900        268,711
    KB HOME..................................       22,500      1,631,700
    Masco....................................       32,500        890,825
  + Meritage.................................        4,300        285,133
    M/I Schottenstein Homes..................        6,900        269,445
    Standard-Pacific.........................        8,900        432,095
  + USG......................................       17,700        293,289

                                Managed Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    BUILDINGS & MATERIALS (CONTINUED)
  + Washington Group International...........        9,300   $    315,921
    York International.......................        7,600        279,680
                                                             ------------
                                                                5,716,634
                                                             ------------
    BUSINESS SERVICES-1.48%
  + Administaff..............................       16,800        291,984
  + Cendant..................................       73,400      1,634,618
  + Charles River Associates.................        8,100        259,119
  + Convergys................................       45,300        790,938
  + Corinthian Colleges......................        5,000        277,800
    Deluxe...................................       18,900        781,137
  + Digitas..................................       23,700        220,884
    First Data...............................       48,900      2,009,301
    Gevity HR................................       10,300        229,072
    Harland (John H.)........................        8,200        223,860
  + NCO Group................................       11,500        261,855
    New England Business Service.............        7,100        209,450
  + Patterson Dental.........................        4,600        295,136
    SEI Investments..........................       18,000        548,460
  + Sourcecorp...............................        9,700        248,611
  + Watson Wyatt & Company...................       10,800        260,820
  + Wireless Facilities......................       11,300        167,918
                                                             ------------
                                                                8,710,963
                                                             ------------
    CABLE, MEDIA & PUBLISHING-3.36%
  + Charter Communications Class A...........       49,600        199,392
    Clear Channel Communications.............       36,100      1,690,563
  + Comcast-Special Class A..................      101,700      3,181,176
  + Dun and Bradstreet.......................        8,600        436,106
  + Emmis Broadcasting Class A...............        7,400        200,170
  + Hughes Electronics.......................       62,894      1,040,891
  + InterActiveCorp..........................       47,600      1,615,068
  + Liberty Media Class A....................      101,900      1,211,591
    McGraw-Hill Companies....................        4,500        314,640
    Media General Class A....................        4,000        260,400
  + Mediacom Communications..................       44,800        388,416
    News Corp Limited Preferred ADR..........        7,034        212,793
  + Playboy Enterprises......................       14,700        237,552
  + Scholistic...............................        7,700        262,108
  + Sinclair Broadcasting Group..............       21,900        326,748
  + Time Warner..............................      247,900      4,459,721
    Viacom-Class B...........................       83,600      3,710,168
                                                             ------------
                                                               19,747,503
                                                             ------------
    CHEMICALS-1.00%
    Aceto....................................       10,800        275,832
    Crompton.................................       42,100        301,857
    Dow Chemical.............................       16,200        673,434
    duPont (E.I.) deNemours..................        6,500        298,285
    Ecolab...................................       26,100        714,357
  + Ethyl....................................        9,200        201,204
  + FMC......................................        8,100        276,453
  + IMC Global...............................       25,600        254,208
    Lubrizol.................................       19,000        617,880

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    CHEMICALS (CONTINUED)
    Millenium Chemicals......................       14,300   $    181,324
    Octel....................................        7,000        137,830
  + PolyOne..................................       52,100        332,919
    PPG Industries...........................       10,100        646,602
    Sigma-Aldrich............................       12,600        720,468
    Wellman..................................       25,800        263,418
                                                             ------------
                                                                5,896,071
                                                             ------------
    COMPUTERS & TECHNOLOGY-2.38%
  + Advanced Digital Information.............       20,700        289,800
  + ASK Jeeves...............................       13,100        237,372
  + Avid Technology..........................        3,000        144,000
  + CACI International.......................        5,700        277,134
  + Citrix Systems...........................       35,300        748,713
  + Digital Insight..........................        6,400        159,360
  + Digital River............................        8,300        183,430
  + Earthlink................................       33,500        335,000
  + Electronics Arts.........................       25,200      1,204,056
  + Electronics for Imaging..................       10,400        270,608
    FactSet Research Systems.................       21,900        836,799
    Hewlett-Packard..........................       71,928      1,652,186
    International Business Machines..........       22,800      2,113,104
  + Internet Security Systems................       19,500        367,185
  + J2 Global Communications.................        9,000        222,930
  + Kronos...................................        5,700        225,777
  + Macrovision..............................        8,600        194,274
  + Mentor Graphics..........................       16,200        235,548
  + Mercury Computer Systems.................        9,600        239,040
  + Neoware Systems..........................       12,500        171,250
  + ProQuest.................................        8,400        247,380
  + Quality Systems..........................        4,100        182,819
  + RadiSys..................................       11,400        192,204
  + RSA Security.............................       12,300        174,660
  + SanDisk..................................        9,400        574,716
    Seagate Technology Holdings..............       36,500        689,850
  + Sohu.com.................................        5,100        153,051
  + Sonus Networks...........................       16,000        120,960
  + Storage Technology.......................       21,100        543,325
  + Synaptics................................       15,600        233,688
  + United Online............................       14,700        246,813
  + WebEx Communications.....................       13,600        273,360
  + Western Digital..........................       18,600        219,294
                                                             ------------
                                                               13,959,686
                                                             ------------
    CONSUMER PRODUCTS-1.95%
    Colgate-Palmolive........................       25,100      1,256,255
    CPI......................................       12,000        242,520
    Eastman Kodak............................       37,700        967,759
    Fortune Brands...........................       13,300        950,817
  + Fossil...................................        9,925        277,999
    Gillette.................................       35,000      1,285,550
  + Kadant...................................        8,900        192,685
    Kimberly-Clark...........................       25,000      1,477,250
    Procter & Gamble.........................       36,800      3,675,584

                                Managed Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    CONSUMER PRODUCTS (CONTINUED)
    Toro.....................................        5,200   $    241,280
    Tyco International.......................       12,400        328,600
  + United Stationers........................        8,600        351,912
  + Yankee Candle............................        7,900        215,907
                                                             ------------
                                                               11,464,118
                                                             ------------
    CONSUMER SERVICES-0.41%
  + Apollo Group-Class A.....................        8,600        584,800
    Block (H&R)..............................       20,500      1,135,085
    Healthcare Services Group................        9,300        179,397
  + Labor Ready..............................       25,400        332,740
    McGrath RentCorp.........................        5,900        160,775
                                                             ------------
                                                                2,392,797
                                                             ------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-0.83%
    Acuity Brands............................       14,600        376,680
  + Artesyn Technologies.....................       27,200        231,744
  + Benchmark Electronics....................        5,700        198,417
    CTS......................................       11,700        134,550
  + Cymer....................................        3,600        166,284
  + Dionex...................................        6,100        280,722
  + Energizer Holdings.......................       16,800        631,008
  + Integrated Electrical Services...........       22,200        205,350
  + Kemet....................................       19,800        271,062
    Koninklijke Philips Electronics..........       28,300        823,247
  + Paxar....................................       12,300        164,820
  + Planar Systems...........................       10,800        262,656
  + Powell Industries........................       10,300        197,245
    Rockwell Automation......................       10,300        366,680
  + Rofin-Sinar Technologies.................        7,300        252,288
  + Stoneridge...............................       10,000        150,500
  + Universal Electronics....................       13,300        169,442
                                                             ------------
                                                                4,882,695
                                                             ------------
    ENERGY-3.21%
    Amerada Hess.............................       19,700      1,047,449
    Anadarko Petroleum.......................       25,000      1,275,250
    Burlington Resources.....................       22,800      1,262,664
    ChevronTexaco............................       29,300      2,531,227
    ConocoPhillips...........................       20,800      1,363,856
  + Denbury Resources........................       12,700        176,657
    Devon Energy.............................       22,100      1,265,446
    Exxon Mobil..............................      142,200      5,830,200
  + Forest Oil...............................        9,500        271,415
    Holly....................................        9,100        250,250
    Magellan Midstream Partners..............        4,100        205,000
  + Magnum Hunter Resources..................       25,700        244,407
    Marathon Oil.............................       32,500      1,075,425
    Occidental Petroleum.....................       27,700      1,170,048
  + Oceaneering International................       10,100        282,800
  + Stone Energy.............................        4,900        208,005
  + Universal Compression Holdings...........        5,500        143,880
    Vintage Petroleum........................       19,200        230,976
                                                             ------------
                                                               18,834,955
                                                             ------------

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    ENVIRONMENTAL SERVICES-0.16%
    Waste Management.........................       32,300   $    956,080
                                                             ------------
                                                                  956,080
                                                             ------------
    FARMING & AGRICULTURE-0.11%
    Monsanto.................................       22,000        633,160
                                                             ------------
                                                                  633,160
                                                             ------------
    FOOD, BEVERAGE & TOBACCO-2.46%
    Adolph Coors.............................        3,000        168,300
    Albertson's..............................       26,900        609,285
    Altria Group.............................       30,500      1,659,810
    Anheuser-Busch...........................       14,000        737,520
    Archer-Daniels-Midland...................       69,400      1,056,268
  + Chiquita Brands International............       10,700        241,071
    Coca-Cola................................       47,500      2,410,625
    Hershey Foods............................        3,700        284,863
    Kellogg Company..........................       23,000        875,840
    Kraft Foods Class A......................       43,400      1,398,348
    PepsiCo..................................       43,700      2,037,294
  + Ralcorp Holdings.........................        6,200        194,432
    RJ Reynolds Tobacco Holdings.............       13,000        755,950
    Ruddick..................................       12,400        221,960
    Sanderson Farms..........................        5,700        229,710
    Sysco....................................       20,900        778,107
    Tyson Food Class A.......................       38,700        512,388
    Universal................................        5,900        260,603
                                                             ------------
                                                               14,432,374
                                                             ------------
    HEALTHCARE & PHARMACEUTICALS-8.82%
  + aaiPharma................................       10,600        266,272
    Abbott Laboratories......................       17,900        834,140
  + Abgenix..................................       10,100        125,846
  + Advanced Medical Optics..................        8,600        168,990
  + Alaris Medical Systems...................       12,900        196,209
  + Albany Molecular Research................       13,200        198,264
  + Alkermes.................................       12,600        170,100
    Alpharma Class A.........................       12,500        251,250
  + American Healthways......................       14,400        343,728
  + American Pharmaceutical Partners.........       13,400        450,240
  + Amgen....................................       46,400      2,867,520
  + AMN Healthcare Services..................       10,600        181,896
  + Anthem...................................        8,500        637,500
  + Applera Corp-Celera Genomics Group.......       16,300        226,733
  + Apria Healthcare Group...................       10,200        290,394
    Baxter International.....................       47,900      1,461,908
    Beckman Coulter..........................       12,000        609,960
    Becton Dickinson.........................       26,100      1,073,754
  + BIOLASE Technology.......................       13,900        230,740
  + Boston Scientific........................        7,900        290,404
  + Bradley Pharmaceuticals..................        8,700        221,241
    Bristol-Myers Squibb.....................       85,400      2,442,440
  + Candela..................................        8,900        161,802
    Cardinal Health..........................        9,900        605,484
  + Chronimed................................       16,900        143,312

                                Managed Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    HEALTHCARE & PHARMACEUTICALS (CONTINUED)
    Cooper Companies.........................        7,200   $    339,336
  + CuraGen..................................       21,700        159,061
  + Cytyc....................................       62,100        854,496
  + Dade Behring Holdings....................        3,400        121,516
  + Enzo Biochem.............................        9,691        173,566
  + Gen-Probe................................       12,000        437,640
  + Genentech................................        7,400        692,418
  + Genta....................................       14,800        154,068
  + Genzyme..................................       15,700        774,638
  + Gilead Sciences..........................       19,000      1,104,660
    Guidant..................................       20,200      1,216,040
  + Health Net...............................        8,400        274,680
  + Immunogen................................       24,000        121,200
  + Integra LifeSciences Holdings............        7,500        214,725
    Johnson & Johnson........................      106,600      5,506,956
  + LifePoint Hospitals......................       10,000        294,500
  + Ligand Pharmaceuticals Class B...........       11,000        161,590
    Lilly (Eli)..............................       18,400      1,294,072
  + Lincare Holdings.........................       23,800        714,714
  + Martek Biosciences.......................        3,700        240,389
  + Medarex..................................       22,400        139,552
  + MedImmune................................       38,900        988,060
    Merck....................................       79,700      3,682,140
    Mylan Laboratories.......................       42,100      1,063,446
  + Noven Pharmaceuticals....................        9,300        141,453
  + Ocular Sciences..........................       10,300        295,713
  + OSI Pharmaceuticals......................        2,600         83,746
  + Pediatrix Medical Group..................        5,600        308,504
    Pfizer...................................      181,420      6,409,569
    PolyMedica...............................        8,200        215,742
  + Priority Healthcare Class B..............       13,800        332,718
  + Res-Care.................................       30,400        246,240
    Select Medical...........................       12,000        195,360
  + Serologicals.............................       16,700        310,620
  + Sierra Health Services...................       10,000        274,500
  + Sybron Dental Specialties................        8,600        241,660
  + Techne...................................        4,000        151,120
  + Tenet Healthcare.........................       56,600        908,430
    UnitedHealth Group.......................       30,500      1,774,490
  + Varian Medical Systems...................        5,100        352,410
    Vital Signs..............................        5,200        170,040
  + WellPoint Health Networks................        9,400        911,706
    West Pharmaceutical Services.............       10,700        362,730
    Wyeth....................................       67,500      2,865,375
                                                             ------------
                                                               51,725,716
                                                             ------------
    INDUSTRIAL MACHINERY-0.50%
    Alamo Group..............................       14,000        213,640
    Applied Industrial Technologies..........       10,300        245,758
    Briggs & Stratton........................        4,100        276,340
  + Flowserve................................        8,200        171,216
    Ingersoll-Rand...........................        9,300        631,284

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    INDUSTRIAL MACHINERY (CONTINUED)
    Lincoln Electric Holdings................        8,200   $    202,868
    Pentair..................................       16,100        735,770
  + SurModics................................        8,000        191,200
    Tecumseh Products-Class A................        5,200        251,836
                                                             ------------
                                                                2,919,912
                                                             ------------
    INSURANCE-2.73%
    Allstate.................................       41,300      1,776,726
    American International Group.............       43,800      2,903,064
    AmerUs Group.............................        8,300        290,251
    Berkley (W.R.)...........................       16,300        569,685
    Delphi Financial Group Class A...........        7,950        286,200
    FBL Financial Group Class A..............       11,400        294,120
    Hilb, Rogal & Hamilton...................        8,800        282,216
    Kansas City Life Insurance...............        5,700        263,340
    Marsh & McLennan.........................       16,800        804,552
    MBIA.....................................        9,400        556,762
    MetLife..................................       41,500      1,397,305
    MGIC Investment..........................       12,800        728,832
    Nationwide Financial Services Class A....       25,100        829,806
    Old Republic International...............       29,400        745,584
    Penn-America Group.......................       16,600        220,282
    Presidential Life........................       12,600        165,816
    Principal Financial Group................       23,400        773,838
    Progressive..............................        7,700        643,643
    Prudential Financial.....................       28,900      1,207,153
    RLI......................................        9,600        359,616
  + Triad Guaranty...........................        3,500        176,225
    Vesta Insurance Group....................       59,000        227,150
    XL Capital Limited Class A...............        7,100        550,605
                                                             ------------
                                                               16,052,771
                                                             ------------
    LEISURE, LODGING & ENTERTAINMENT-0.59%
  + Argosy Gaming............................        9,200        239,108
    Disney (Walt)............................       47,200      1,101,176
    GTECH Holdings...........................        6,400        316,736
    International Game Technology............       20,100        717,570
  + Johnson Outdoors Class A.................       14,200        213,043
    Marriott International Class A...........       19,100        882,420
                                                             ------------
                                                                3,470,053
                                                             ------------
    METALS & MINING-0.16%
    Allegheny Technologies...................       18,700        247,214
    Barnes Group.............................        8,200        264,942
    Lawson Products..........................        9,100        301,938
    NN.......................................       11,600        146,044
                                                             ------------
                                                                  960,138
                                                             ------------
    PACKAGING & CONTAINERS-0.24%
    Chesapeake...............................        9,100        240,968
  + Pactiv...................................       27,300        652,470
    Sonoco Products..........................       19,900        489,938
                                                             ------------
                                                                1,383,376
                                                             ------------

                                Managed Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    PAPER & FOREST PRODUCTS-0.24%
  + Louisiana-Pacific........................       18,900   $    337,932
    Schweitzer-Mauduit International.........        5,400        160,812
    Wausau-Mosinee Paper.....................       23,400        316,368
    Weyerhaeuser.............................        9,200        588,800
                                                             ------------
                                                                1,403,912
                                                             ------------
    REAL ESTATE-0.80%
    Apartment Investment & Management........       19,700        679,650
    Brandywine Realty Trust..................        9,800        262,346
    Equity Inns..............................       30,900        279,645
    Equity Office Properties Trust...........       24,600        704,790
    First Industrial Realty..................        8,800        297,000
    Glimcher Realty Trust....................       11,800        264,084
    Highwoods Properties.....................        6,500        165,100
    HRPT Properties Trust....................       20,700        208,863
    National Health Investors................       13,300        330,904
    Nationwide Health Properties.............        8,000        156,400
    Prentiss Properties Trust................        9,600        316,704
    ProLogis.................................        7,000        224,630
    Senior Housing Properties Trust..........       12,900        222,267
    Shurgard Storage Centers Class A.........        6,600        248,490
    SL Green Realty..........................        8,300        340,715
                                                             ------------
                                                                4,701,588
                                                             ------------
    RETAIL-3.88%
  + Aeropostale..............................        9,300        255,006
  + AnnTaylor Stores.........................        7,800        304,200
  + Bed Bath & Beyond........................       26,000      1,127,100
    Best Buy.................................       22,000      1,149,280
  + BJ's Wholesale Club......................       31,500        723,240
  + Brookstone...............................       10,400        221,624
    CBRL Group...............................        8,000        306,080
    CVS......................................       33,300      1,202,796
    Dollar General...........................       27,800        583,522
  + eBay.....................................       10,500        678,195
  + Electronics Boutique Holdings............       10,900        249,501
    Federated Department Stores..............       18,100        853,053
  + Finish Line Class A......................        7,600        227,772
    Gap......................................       50,500      1,172,105
    Goody's Family Clothing..................       21,200        198,432
    Home Depot...............................       42,200      1,497,678
  + HOT Topic................................        5,400        159,084
  + Insight Enterprises......................       11,300        212,440
  + Jo-Ann Stores............................        8,100        165,240
    Kenneth Cole Productions Class A.........        8,200        241,080
    Limited Brands...........................       42,600        768,078
    Lone Star Steakhouse & Saloon............       10,400        241,072
    McDonald's...............................       75,000      1,862,250
    Movado Group.............................        7,700        217,371
    Nu Skin Enterprises Class A..............       13,500        230,715
  + Pacific Sunwear Of California............       14,350        303,072
  + Party City...............................       14,800        187,812
    RadioShack...............................       27,700        849,836
    Regis....................................        6,600        260,832

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    RETAIL (CONTINUED)
    Ross Stores..............................       32,800   $    866,904
  + Saks.....................................       51,400        773,056
  + ShopKo Stores............................       13,900        211,975
    Target...................................       17,700        679,680
    Wal-Mart Stores..........................       40,700      2,159,135
    World Fuel Services......................        9,000        305,550
  + Yum Brands...............................       39,500      1,358,800
                                                             ------------
                                                               22,803,566
                                                             ------------
    SEMICONDUCTORS-0.65%
  + Altera...................................       45,900      1,041,930
  + Axcelis Technologies.....................       17,900        182,938
  + Conexant Systems.........................       23,700        117,789
  + DSP Group................................        6,900        171,879
  + ESS Technology...........................       10,300        175,203
  + Genesis Microchip........................       11,400        205,656
  + Globespanvirata..........................       25,000        147,000
  + Micrel...................................       11,800        183,844
  + Omnivision Technologies..................        5,300        292,825
  + Photronics...............................       12,500        249,000
  + Silicon Laboratories.....................       13,000        561,860
  + Skyworks Solutions.......................       20,300        176,610
  + TriQuint Semiconductor...................       20,700        146,349
  + Vitesse Semiconductor....................       23,000        135,010
                                                             ------------
                                                                3,787,893
                                                             ------------
    TECHNOLOGY/COMMUNICATIONS-0.92%
  + Cisco Systems............................      204,300      4,962,447
    Nokia ADR................................       24,500        416,500
                                                             ------------
                                                                5,378,947
                                                             ------------
    TECHNOLOGY/HARDWARE-2.66%
  + Applied Materials........................       26,700        599,415
  + Dell.....................................       93,800      3,185,448
  + EMC......................................      144,328      1,864,711
    Intel....................................      207,100      6,668,620
    Linear Technology........................       19,200        807,744
    Texas Instruments........................       85,800      2,520,804
                                                             ------------
                                                               15,646,742
                                                             ------------
    TECHNOLOGY/SOFTWARE-2.47%
    Adobe Systems............................       38,800      1,524,840
    Automatic Data Processing................       25,700      1,017,977
    Barra....................................        4,700        166,803
  + FileNet..................................        9,900        268,092
    Inter-Tel................................       10,600        264,788
  + Intuit...................................       18,700        989,417
  + JDA Software Group.......................        9,900        163,449
  + Keane....................................        8,600        125,904
  + Lawson Software..........................       36,900        303,687
    Microsoft................................      254,500      7,008,930
  + Oracle...................................      164,400      2,170,080

                                Managed Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    TECHNOLOGY/SOFTWARE (CONTINUED)
  + Progress Software........................        9,400   $    192,324
  + Take-Two Interactive Software............       11,400        328,434
                                                             ------------
                                                               14,524,725
                                                             ------------
    TELECOMMUNICATIONS-2.17%
  + AT&T Wireless Services...................      117,000        934,830
    BellSouth................................       32,600        922,580
  + Boston Communications Group..............       13,600        126,344
  + CIENA....................................       78,600        521,904
  + EMS Technologies.........................       12,000        246,480
  + Extreme Networks.........................       16,500        118,965
  + Level 3 Communications...................       78,000        444,600
  + Lightbridge..............................       23,400        212,940
  + NEXTEL Communications....................       48,400      1,358,104
  + Plantronics..............................       11,900        388,535
    QUALCOMM.................................        5,900        318,187
  + RF Micro Devices.........................       25,700        258,285
    SBC Communications.......................       90,500      2,359,335
    Scientific-Atlanta.......................       10,800        294,840
    Spectralink..............................        7,600        145,692
  + Tekelec..................................       15,600        242,580
  + UTStar.com...............................       23,400        867,438
    Verizon Communications...................       71,400      2,504,712
  + West.....................................       11,200        260,176
  + Western Wireless Class A.................       11,800        216,648
                                                             ------------
                                                               12,743,175
                                                             ------------
    TEXTILES, APPAREL & FURNITURE-0.79%
  + Coach....................................       28,700      1,083,425
    Hillenbrand Industries...................       13,600        844,016
    Kellwood.................................        7,000        287,000
    NIKE.....................................       12,100        828,366
    Stride Rite..............................       21,200        241,256
    Unifirst.................................        7,800        184,938
    VF.......................................       20,100        869,124
  + Warnaco Group Class A....................       17,200        274,340
                                                             ------------
                                                                4,612,465
                                                             ------------
    TRANSPORTATION & SHIPPING-0.67%
    Alexander & Baldwin......................        8,000        269,520
  + AMR......................................       38,000        492,100
    Arkansas Best............................        7,300        229,147
  + Continental Airlines Class B.............       13,100        213,137
    Delta Air Lines..........................       19,700        232,657
  + ExpressJet Holdings......................       15,300        229,500
    FedEx....................................       10,200        688,500
    Hughes Supply............................        5,700        282,834
  + Mesa Air Group...........................       15,200        190,304
  + Offshore Logistics.......................        9,700        237,844
    Owens & Minor............................       11,900        260,729
  + Pacer International......................       16,400        331,608
    Watsco...................................       11,100        252,303
                                                             ------------
                                                                3,910,183
                                                             ------------

                                                NUMBER OF       MARKET
                                                 SHARES         VALUE
                                                               (U.S. $)
    COMMON STOCK (CONTINUED)
    UTILITIES-0.77%
    Black Hills..............................        6,300   $    187,929
    Cascade Natural Gas......................        7,400        156,066
    Centerpoint Energy.......................       30,000        290,700
    Cleco....................................       11,300        203,174
    Exelon...................................        4,600        305,256
    Great Plains Energy......................        6,900        219,558
    Middlesex Water..........................        9,000        182,700
    ONEOK....................................       31,700        699,936
    Otter Tail...............................        7,700        205,821
    Public Service Enterprise Group..........       21,000        919,800
    TXU......................................       24,400        578,768
    UGI......................................        7,000        237,300
    Westar Energy............................       17,000        344,250
                                                             ------------
                                                                4,531,258
                                                             ------------
    TOTAL COMMON STOCK
     (COST $268,359,998).....................                 353,555,763
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                (U.S. $)
    CORPORATE BONDS-12.50%
    AIRLINES-0.56%
    American Airlines
     6.817% 5/23/11..........................  $   845,000        760,899
    Continental Airlines
     6.503% 6/15/11..........................      640,000        631,294
     7.033% 6/15/11..........................      463,864        399,220
    Continental Airlines-Series A
     7.875% 7/2/18...........................      985,000        990,782
                                                             ------------
    Delta Air Lines
     7.299% 9/18/06..........................      540,000        487,316
                                                             ------------
                                                                3,269,511
                                                             ------------
    AUTOMOBILES & AUTOMOTIVE PARTS-0.47%
    Ford Motor
     7.45% 7/16/31...........................    1,490,000      1,510,093
    General Motors
     7.125% 7/15/13..........................      460,000        505,351
     8.375% 7/15/33..........................      575,000        669,474
  # Metaldyne Corporate 144A
     10.00% 11/1/13..........................      100,000        101,500
                                                             ------------
                                                                2,786,418
                                                             ------------
    BANKING & FINANCE-2.96%
    Bear Stearns
     4.65% 7/2/18............................      745,000        682,647
    Capital One Bank
     6.50% 6/13/13...........................      825,000        866,468
    Citigroup
     5.625% 8/27/12..........................      590,000        623,897
     5.875% 2/22/33..........................      545,000        537,475
 ++ Countrywide Home Loans
     1.652% 6/2/06...........................    1,145,000      1,154,087

                                Managed Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    BANKING & FINANCE (CONTINUED)
    Credit Suisse First Boston USA
     3.875% 1/15/09..........................      675,000        674,958
     6.125% 11/15/11.........................      835,000        910,519
  # ERAC USA Finance 144A
     7.35% 6/15/08...........................    1,570,000      1,795,467
    Ford Motor Credit
     5.625% 10/1/08..........................      590,000        606,315
     7.25% 10/25/11..........................      240,000        260,686
    Franklin Resources
     3.70% 4/15/08...........................      590,000        587,373
    General Electric Capital
     5.45% 1/15/13...........................      895,000        932,750
    GMAC
     6.75% 1/15/06...........................      700,000        751,841
     7.25% 3/2/11............................      370,000        406,502
     8.00% 11/1/31...........................      740,000        833,477
    Goldman Sachs
     5.25% 10/15/13..........................      455,000        460,243
    Household Finance
     4.125% 12/15/08.........................      725,000        732,152
    International Lease Finance
     5.875% 5/1/13...........................      320,000        337,742
    Morgan Stanley
     5.30% 3/1/13............................      430,000        440,040
    National Rural Utilities
     3.875% 2/15/08..........................      710,000        719,608
    Popular North American
     4.25% 4/1/08............................      850,000        866,206
  # Rabobank Capital Funding 144A
     5.26% 12/29/49..........................      440,000        441,627
    Regions Financial
     6.375% 5/15/12..........................      800,000        881,527
    Stilwell Financial
     7.00% 11/1/06...........................      310,000        338,938
    Wilmington Trust
     4.875% 4/15/13..........................      605,000        595,779
                                                             ------------
                                                               17,438,324
                                                             ------------
    BASIC INDUSTRY/CAPITAL GOODS-0.13%
    Johnson Controls
     4.875% 9/15/13..........................      535,000        540,734
     5.00% 11/15/06..........................      215,000        229,181
                                                             ------------
                                                                  769,915
                                                             ------------
    BUILDING & MATERIALS-0.18%
  # Lone Star Industries 144A
     8.85% 6/15/05...........................      120,000        126,000
    Valspar
     6.00% 5/1/07............................      395,000        428,972
    York International
     6.625% 8/15/06..........................      440,000        475,127
                                                             ------------
                                                                1,030,099
                                                             ------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    BUSINESS SERVICES-0.03%
    Corrections Corp of America
     7.50% 5/1/11............................  $   170,000   $    179,350
                                                             ------------
                                                                  179,350
                                                             ------------
    CABLE, MEDIA & PUBLISHING-0.59%
    InterActive
     6.75% 11/15/05..........................      675,000        719,655
     7.00% 1/15/13...........................      860,000        949,824
    Liberty Media
     3.50% 9/25/06...........................      400,000        402,310
    Lodgenet Entertainment
     9.50% 6/15/13...........................      290,000        319,000
    Mediacom
     9.50% 1/15/13...........................       70,000         74,550
    Time Warner
     7.70% 5/1/32............................      830,000        972,363
                                                             ------------
                                                                3,437,702
                                                             ------------
    CHEMICALS-0.10%
    Dow Chemical
     6.00% 10/1/12...........................      345,000        363,777
    Lyondell Chemical
     9.875% 5/1/07...........................      210,000        222,600
                                                             ------------
                                                                  586,377
                                                             ------------
    CONSUMER PRODUCTS-0.10%
  # Fortune Brands 144A
     7.125% 11/1/04..........................      575,000        600,755
                                                             ------------
                                                                  600,755
                                                             ------------
    ELECTRONICS & ELECTRICAL EQUIPMENT-0.07%
    Jabil Circuit
     5.875% 7/15/10..........................      380,000        396,902
                                                             ------------
                                                                  396,902
                                                             ------------
    ENERGY-1.06%
    Amerada Hess
     7.30% 8/15/31...........................      380,000        393,570
    Enterprise Products
     6.875% 3/1/33...........................      645,000        646,538
     7.50% 2/1/11............................      310,000        346,911
  # Halliburton 144A
     5.50% 10/15/10..........................      490,000        513,174
  # Kern River Funding 144A
     4.893% 4/30/18..........................      278,038        277,552
    Kinder Morgan Energy Partners
     7.75% 3/15/32...........................      175,000        209,434
     8.00% 3/15/05...........................      125,000        133,868
    Marathon Oil
     9.125% 1/15/13..........................      325,000        417,718
    North Border Pipeline
     6.25% 5/1/07............................      385,000        418,712
    Reliant Energy
     7.75% 2/15/11...........................      300,000        337,938

                                Managed Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    ENERGY (CONTINUED)
    Tennessee Gas Pipeline
     8.375% 6/15/32..........................  $   670,000   $    714,388
    Tesoro Petroleum
     8.00% 4/15/08...........................       65,000         69,388
    USX
     9.375% 2/15/12..........................      660,000        848,767
    Valero Energy
     6.125% 4/15/07..........................      305,000        331,371
    Valero Logistics
     6.05% 3/15/13...........................      565,000        588,994
                                                             ------------
                                                                6,248,323
                                                             ------------
    FOOD, BEVERAGE & TOBACCO-1.31%
    Altria Group
     7.00% 11/4/13...........................    1,385,000      1,480,153
    Anheuser-Busch
     5.05% 10/15/16..........................    1,215,000      1,209,814
    DiGiorgio
     10.00% 6/15/07..........................      225,000        212,625
    Kraft Foods
     4.00% 10/1/08...........................      845,000        850,941
     5.625% 11/1/11..........................      495,000        522,380
  # Miller Brewing 144A
     5.50% 8/15/13...........................    1,260,000      1,289,662
    Nabisco
     6.85% 6/15/05...........................      410,000        438,299
    Safeway
     6.15% 3/1/06............................      245,000        262,280
    Universal
     6.50% 2/15/06...........................      310,000        334,398
    UST
     6.625% 7/15/12..........................      750,000        835,669
     8.80% 3/15/05...........................      240,000        258,622
                                                             ------------
                                                                7,694,843
                                                             ------------
    HEALTHCARE & PHARMACEUTICALS-0.49%
    Medco Health Solutions
     7.25% 8/15/13...........................    1,145,000      1,251,326
    Schering-Plough
     5.30% 12/1/13...........................      205,000        209,057
     6.50% 12/1/33...........................      630,000        657,995
    Wyeth
     5.50% 2/1/14............................      205,000        207,738
     6.45% 2/1/24............................      190,000        195,264
     6.50% 2/1/34............................      355,000        364,209
                                                             ------------
                                                                2,885,589
                                                             ------------
    INSURANCE-0.54%
    AON
     7.375% 12/14/12.........................      535,000        612,752
  # ASIF Global Financing 144A
     4.90% 1/17/13...........................      695,000        691,989
  # Farmers Insurance 144A
     8.625% 5/1/24...........................      905,000        948,495

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    INSURANCE (CONTINUED)
    Harleysville Group
     5.75% 7/15/13...........................  $   205,000   $    193,653
  # Massachusetts Mutual Life 144A
     5.625% 5/15/33..........................      750,000        731,018
                                                             ------------
                                                                3,177,907
                                                             ------------
    METALS & MINING-0.11%
    Barrick Gold
     7.50% 5/1/07............................      490,000        558,030
    Newmont Gold
     8.91% 1/5/09............................       87,035         97,759
                                                             ------------
                                                                  655,789
                                                             ------------
    PACKAGING & CONTAINERS-0.02%
    Portola Packaging
     10.75% 10/1/05..........................      105,000        105,788
                                                             ------------
                                                                  105,788
                                                             ------------
    PAPER & FOREST PRODUCTS-0.02%
    Bowater
     6.50% 6/15/13...........................      120,000        116,663
                                                             ------------
                                                                  116,663
                                                             ------------
    REAL ESTATE-0.08%
    Developers Diversified Realty
     4.625% 8/1/10...........................      445,000        443,187
                                                             ------------
                                                                  443,187
                                                             ------------
    RETAIL-0.36%
    Kohl's
     7.25% 6/1/29............................      380,000        445,107
    Lowe's Companies
     7.50% 12/15/05..........................      805,000        888,978
    Wendy's International
     6.35% 12/15/05..........................      710,000        764,588
                                                             ------------
                                                                2,098,673
                                                             ------------
    TELECOMMUNICATIONS-1.54%
    AT&T
     7.25% 11/15/06..........................      940,000      1,040,298
     8.75% 11/15/31..........................      490,000        574,574
    Sprint Capital
     6.375% 5/1/09...........................      270,000        288,949
     7.625% 1/30/11..........................       80,000         89,824
     8.375% 3/15/12..........................      525,000        614,333
     8.75% 3/15/32...........................    1,555,000      1,843,470
    Time Warner Entertainment
     8.18% 8/15/07...........................      375,000        434,606
     8.375% 3/15/23..........................      570,000        708,519
    Verizon NY
     7.375% 4/1/32...........................    1,365,000      1,508,486
    Verizon Virginia
     4.625% 3/15/13..........................    1,125,000      1,086,658
    Verizon Wireless
     5.375% 12/15/06.........................      780,000        833,021
                                                             ------------
                                                                9,022,738
                                                             ------------

                                Managed Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    CORPORATE BONDS (CONTINUED)
    UTILITIES-1.78%
    Avista
     7.75% 1/1/07............................  $   395,000   $    438,297
     9.75% 6/1/08............................      335,000        400,325
    Boston Gas Company
     8.87% 1/5/05............................      350,000        374,549
  # CenterPoint Energy 144A
     6.85% 6/1/15............................      310,000        319,246
    Consumers Energy
     6.00% 3/15/05...........................      590,000        614,749
  # Consumers Energy 144A
     4.25% 4/15/08...........................      325,000        328,564
    Detroit Edison
     5.05% 10/1/05...........................      725,000        758,691
    Exelon Generation
     6.95% 6/15/11...........................      540,000        607,492
    FPL Group Capital
     3.25% 4/11/06...........................    1,040,000      1,058,857
  # Power Contract 144A
     5.20% 2/1/06............................      710,000        721,021
     6.256% 2/1/10...........................      570,000        601,884
    PSEG Energy Holdings
     7.75% 4/16/07...........................      955,000      1,018,269
    PSEG Power
     8.625% 4/15/31..........................      365,000        471,823
    SCANA
     7.44% 10/19/04..........................      500,000        522,784
    Sempra Energy
     6.925% 7/1/04...........................      530,000        543,433
    Southern Company Capital Funding
     5.30% 2/1/07............................      285,000        307,696
    TECO Energy
     7.20% 5/1/11............................       35,000         36,575
    TXU Energy
     7.00% 3/15/13...........................    1,225,000      1,357,641
                                                             ------------
                                                               10,481,896
                                                             ------------
    TOTAL CORPORATE BONDS
     (COST $69,933,885)......................                  73,426,749
                                                             ------------
    U.S. TREASURY OBLIGATIONS-3.66%
    U.S. Treasury Bonds
     5.375% 2/15/31..........................    5,715,000      5,961,687
    U.S. Treasury Inflation Index Notes
     1.875% 7/15/13..........................      730,271        725,251
     3.00% 7/15/12...........................    1,599,971      1,744,718
     3.375% 4/15/32..........................    1,610,276      1,990,516
     3.625% 1/15/08..........................    2,490,636      2,755,269
    U.S. Treasury Notes
     1.625% 9/30/05..........................    3,160,000      3,159,754
     3.375% 11/15/08.........................      770,000        776,347
     3.375% 12/15/08.........................      225,000        226,600
     4.25% 11/15/13..........................    4,155,000      4,151,755
                                                             ------------
    TOTAL U.S. TREASURY OBLIGATIONS
     (COST $20,946,526)......................                  21,491,897
                                                             ------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    AGENCY MORTGAGE-BACKED SECURITIES-3.25%
    Fannie Mae
     4.50% 11/1/10...........................  $   803,229   $    816,281
     5.00% 6/1/18............................      169,050        172,695
     5.00% 6/1/18............................    3,457,293      3,531,841
     5.00% 7/1/18............................       11,141         11,381
     5.50% 1/1/18 TBA........................    4,875,000      5,051,720
     5.50% 5/1/33............................    4,959,999      5,028,199
     5.50% 11/1/33...........................    1,549,999      1,571,312
     6.00% 4/1/17............................      569,435        598,084
     6.50% 3/1/17............................      130,496        138,529
     7.50% 6/1/31............................      700,000        748,344
    Freddie Mac
     5.00% 7/1/18............................      444,740        453,774
     5.00% 9/1/33............................      790,078        786,868
    GNMA
     7.50% 5/15/32...........................      189,636        203,562
                                                             ------------
    TOTAL AGENCY MORTGAGE-BACKED
     SECURITIES
     (COST $19,022,280)......................                  19,112,590
                                                             ------------
    FOREIGN BONDS-2.30%
    AUSTRALIA-0.10%
  # Cable & Wire Finance 144A
     8.125% 6/15/09..........................      125,000        148,357
    Westpac Banking
     4.625% 6/1/18...........................      475,000        443,642
                                                             ------------
                                                                  591,999
                                                             ------------
    BAHAMAS-0.16%
  # Commonwealth of Bahamas 144A
     6.625% 5/15/33..........................      900,000        944,791
                                                             ------------
                                                                  944,791
                                                             ------------
    BERMUDA-0.17%
++# Oil Insurance 144A
     5.15% 8/15/33...........................      995,000      1,003,259
                                                             ------------
                                                                1,003,259
                                                             ------------
    CANADA-0.18%
    Hydro Quebec
     6.30% 5/11/11...........................      655,000        740,036
    Thomson
     5.75% 2/1/08............................      275,000        298,500
                                                             ------------
                                                                1,038,536
                                                             ------------
    CAYMAN ISLANDS-0.40%
    Hutchison Whampoa International
     6.50% 2/13/13...........................      215,000        224,279
  # Hutchison Whampoa International 144A
     6.25% 1/24/14...........................      415,000        422,321
++# STRIP 2003-1A Afix 144A
     3.308% 3/24/18..........................    1,077,418      1,071,609
    Transocean
     6.75% 4/15/05...........................      570,000        602,029
                                                             ------------
                                                                2,320,238
                                                             ------------

                                Managed Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    FOREIGN BONDS (CONTINUED)
    CHILE-0.19%
  # Codelco 144A
     5.50% 10/15/13..........................  $   400,000   $    406,831
    Empresa Nacional de Petroleo
     6.75% 11/15/12..........................      615,000        680,567
                                                             ------------
                                                                1,087,398
                                                             ------------
    MEXICO-0.21%
    Telefonos de Mexico
     8.25% 1/26/06...........................      160,000        177,213
  # Telefonos de Mexico 144A
     4.50% 11/19/08..........................    1,050,000      1,056,846
                                                             ------------
                                                                1,234,059
                                                             ------------
    NETHERLANDS-0.33%
    Aegon
     4.75% 6/1/13............................      520,000        508,001
  # ING Bank 144A
     5.125% 5/1/15...........................    1,260,000      1,258,482
    Telefonica Europe
     7.35% 9/15/05...........................      175,000        189,997
                                                             ------------
                                                                1,956,480
                                                             ------------
    SINGAPORE-0.27%
  # Singapore Telecommunications 144A
     7.375% 12/1/31..........................    1,335,000      1,582,042
                                                             ------------
                                                                1,582,042
                                                             ------------
    SUPRANATIONAL-0.06%
    Corporate Andina de Fomento
     5.20% 5/21/13...........................      380,000        379,056
                                                             ------------
                                                                  379,056
                                                             ------------
    SWEDEN-0.23%
  # Nordea Bank Sweden 144A
     5.25% 11/30/12..........................    1,320,000      1,349,782
                                                             ------------
                                                                1,349,782
                                                             ------------
    TOTAL FOREIGN BONDS
     (COST $13,349,881)......................                  13,487,640
                                                             ------------
    AGENCY OBLIGATIONS-1.65%
    Fannie Mae
     2.375% 4/13/06..........................    4,780,000      4,780,501
     4.00% 9/2/08............................      700,000        709,644
     4.375% 10/15/06.........................      415,000        436,218
     4.625% 10/15/13.........................    2,495,000      2,482,263
    Federal Home Loan Bank
     2.25% 12/15/05..........................      825,000        830,551
    Freddie Mac
     6.25% 7/15/32...........................      395,000        431,057
                                                             ------------
    TOTAL AGENCY OBLIGATIONS
     (COST $9,656,684).......................                   9,670,234
                                                             ------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-1.63%
  # ARC Net Interest Margin Trust
     Series 02-5A Class A 144A
     7.75% 7/27/32...........................  $    22,940   $     23,026
    Bank of America Alternative Loan Trust
     Series 03-10 2A1
     6.00% 12/25/33..........................      791,071        812,455
     Series 03-11 1A1
     6.00% 1/25/34...........................      495,000        508,535
 ++ Bank of America Mortgage Securities
     Series 03-D 1A2
     3.428% 5/25/33..........................       91,495         93,003
     Series 03-F 1A1
     2.969% 7/25/33..........................      329,889        330,130
     Series 03-I 2A4
     3.828% 10/25/33.........................      705,000        707,895
 ++ Bear Stearns Adjustable Rate Mortgage
     Trust Series 03-7 8A
     4.83% 10/25/33..........................      779,877        792,873
    Countrywide Alternative Loan Trust Series
     02-7 CB11
     6.75% 8/25/32...........................      274,050        276,546
    CS First Boston Mortgage Securities
     Series 02-10 2A1
     7.50% 5/25/32...........................      369,397        396,151
     Series 02-30 1A1
     7.50% 11/25/32..........................      239,703        254,069
     Series 03-23 5A1
     6.00% 9/25/33...........................      452,413        466,933
     Series 03-23 7A1
     5.00% 9/25/18...........................      731,625        739,758
    First Horizon Mortgage Pass-Through Trust
     Series 03-5 1A17
     8.00% 7/25/33...........................      273,201        294,099
 ++ Master Adjustable Rate Mortgages Trust
     Series 03-6 1A2
     3.134% 12/25/33.........................      530,000        528,013
    Master Alternative Loans Trust Series
     03-9 1A1
     5.50% 12/25/18..........................      750,000        772,734
    Washington Mutual
 ++  Series 03-AR4 A7
     3.95% 5/25/33...........................      522,419        523,602
     Series 03-S1 A1
     5.00% 4/25/33...........................      768,824        787,089
 ++ Wells Fargo Mortgage Backed Securities
     Trust
     Series 03-K 2A5
     4.522% 11/25/33.........................      435,000        395,853
     Series 03-M A1
     4.788% 12/25/33.........................      859,173        848,702
                                                             ------------
    TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
     OBLIGATIONS
     (COST $9,507,899).......................                   9,551,466
                                                             ------------

                                Managed Fund- 11

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    ASSET-BACKED SECURITIES-1.36%
 ++ Ameriquest Mortgage Securities
     Series 02-1 M4
     3.319% 5/25/32..........................  $   600,000   $    562,302
## #++ Ares Leveraged Investment Fund CBO 144A
     5.71% 10/31/05..........................      250,000        225,663
    Bank One Issuance Trust Series 02-A3 A3
     3.59% 5/17/10...........................      550,000        558,739
    Capital One Multi-Asset Execution Trust
     Series 03-A2 A2
     4.32% 4/15/09...........................      265,000        270,262
 ## Carlyle High Yield Partners CBO
     8.00% 5/31/07...........................    1,000,000      1,044,886
     12.24% 5/31/07..........................    1,000,000      1,029,924
    Citibank Credit Card Issuance Trust
     Series 03-A6 A6
     2.90% 5/17/10...........................      505,000        493,773
    Freddie Mac Structure Pass Through
     Securities Series T-50 A3
     2.182% 9/27/07..........................      514,603        515,062
  # GSAMP Trust Series 02-WFN 144A
     8.25% 10/20/32..........................       66,934         67,148
  # Home Equity Asset Trust
     Series 03-5 Nim 144A
     7.50% 1/27/34...........................      296,368        294,145
    Mid-State Trust Series 11 A1
     4.864% 7/15/38..........................      219,951        206,972
  # Novastar Caps Trust Series 02-C1 A 144A
     7.15% 9/25/31...........................       38,373         38,373
  # Option One Mortgage Securities
     Series 02-2A Certificates 144A
     8.83% 6/26/32...........................        5,412          5,412
##++# RHYNO CBO Series 1997-1 A2 144A
     6.33% 9/15/09...........................      451,512        466,735
  # Sail Net Interest Margin Notes Series
     03-10A A 144A
     7.50% 10/27/33..........................      156,616        156,616
## # Sankaty Market Value CDO 144A
     7.379% 4/30/09..........................      350,000        371,199
  # Sharp Series 02-HE2N N 144A
     9.50% 10/25/32..........................       35,295         35,295
  # Sierra Receivables Funding 144A Series
     03-1A A
     3.09% 1/15/14...........................      350,330        349,563
    Series 03-2A A1
     3.03% 9/15/15...........................      514,839        513,552

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                (U.S. $)       (U.S. $)
    ASSET-BACKED SECURITIES (CONTINUED)
  # Sky Financial Medical Series 01-B 144A
     5.55% 7/15/12...........................  $   766,526   $    785,929
                                                             ------------
    TOTAL ASSET-BACKED SECURITIES
     (COST $7,998,199).......................                   7,991,550
                                                             ------------
                                                NUMBER OF
                                                 SHARES
    EXCHANGE-TRADED FUNDS-1.11%
    S&P 500 Depositary Receipt...............       58,600      6,519,836
                                                             ------------
    TOTAL EXCHANGE-TRADED FUNDS
     (COST $5,724,048).......................                   6,519,836
                                                             ------------
                                                PRINCIPAL
                                                 AMOUNT
                                                (U.S. $)
    MUNICIPAL BONDS-0.69%
    California State
     5.00% 2/1/33............................  $   265,000        258,054
 ++ Forsyth Montana Pollution Control Revenue
     5.20% 5/1/33............................      405,000        419,333
    Illinois State Taxable Pension
     5.10% 6/1/33............................    1,485,000      1,358,300
    Long Island Power Authority-Series A
     5.00% 6/1/08............................      415,000        452,097
    Oregon State Taxable Pension
     5.892% 6/1/27...........................    1,060,000      1,092,881
    Wisconsin State General Revenue
     5.70% 5/1/26 (FSA)......................      460,000        463,878
                                                             ------------
    TOTAL MUNICIPAL BONDS
     (COST $4,125,920).......................                   4,044,543
                                                             ------------
    AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-0.44%
    Freddie Mac Structure Pass Through
     Securities Series T-58 2A
     6.50% 9/25/43...........................      908,156        965,767
    GNMA Series 02-61 BA
     4.648% 3/16/26..........................      460,000        472,234
    GNMA Series 02 62 B
     4.763% 1/16/25..........................      460,000        472,629
    GNMA Series 03-5 B
     4.486% 10/16/25.........................      715,000        720,261
                                                             ------------
    TOTAL AGENCY COLLATERALIZED MORTGAGE
     OBLIGATIONS
     (COST $2,600,540).......................                   2,630,891
                                                             ------------

                                Managed Fund- 12

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                 (U.S.$)       (U.S.$)
    COMMERCIAL MORTGAGE-BACKED SECURITIES-0.15%
  # Merrill Lynch Mortgage Trust Series
     02-MW1 J 144A
     5.695% 7/12/34..........................  $   275,000   $    222,063
++# Prudential 1998-C1 144A
     7.336% 5/15/13..........................      460,000        378,152
++# Salomon Brothers Mortgage Securities
     Series 1999-C1 J 144A
     7.00% 5/18/32...........................      380,000        302,594
                                                             ------------
    TOTAL COMMERCIAL MORTGAGE-BACKED
     SECURITIES
     (COST $834,481).........................                     902,809
                                                             ------------
                                                NUMBER OF
                                                 SHARES
    PREFERRED STOCK-0.02%
    CSC Holdings.............................        1,000        105,250
                                                             ------------
    TOTAL PREFERRED STOCK
     (COST $107,000).........................                     105,250
                                                             ------------
    WARRANTS-0.00%
 #+ Solutia 144A.............................        1,465             15
                                                             ------------
    TOTAL WARRANTS
     (COST $124,625).........................                          15
                                                             ------------
  * COMMERCIAL PAPER-11.43%
    Abbey National
     1.08% 3/31/04...........................  $ 5,400,000      5,386,116

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                                               (U.S. $)
  * COMMERCIAL PAPER (CONTINUED)
    Amstel Funding
     1.10% 3/15/04...........................  $ 5,000,000   $  4,989,009
    Cafco
     1.09% 1/28/04...........................    6,000,000      5,995,095
    CRC Funding
     1.081% 1/26/04..........................    6,500,000      6,495,125
    Eiffel Funding
     1.11% 3/3/04............................    7,400,000      7,386,081
    General Electric Capital
     1.072% 2/23/04..........................    6,500,000      6,489,761
    Moat Funding
     1.135% 3/9/04...........................    4,800,000      4,790,781
    Prudential Funding
     0.93% 1/2/04............................   12,600,000     12,599,999
    Sheffield Receivables
     1.09% 1/8/04............................    4,000,000      3,999,152
    Sigma Finance
     1.10% 2/5/04............................    5,000,000      4,994,653
    Surrey Funding
     1.10% 1/16/04...........................    2,030,000      2,029,070
    Swiss RE Financial Products
     1.104% 2/17/04..........................    2,000,000      1,997,128
                                                             ------------
    TOTAL COMMERCIAL PAPER
     (COST $67,149,706)......................                  67,151,970
                                                             ------------

TOTAL MARKET VALUE OF SECURITIES-100.40% (COST
 $499,441,672)..............................................   589,643,203
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.40%).....    (2,368,937)
                                                              ------------
NET ASSETS-100.00% (EQUIVALENT TO $14.299 PER SHARE BASED ON
 41,072,366 STANDARD CLASS SHARES ISSUED AND OUTSTANDING)...  $587,274,266
                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $561,784,898
Undistributed net investment income.........................     1,530,235
Accumulated net realized loss on investments................   (65,859,423)
Net unrealized appreciation of investments..................    89,818,556
                                                              ------------
Total net assets............................................  $587,274,266
                                                              ============

------------------
+Non-income producing security for the year ended December 31, 2003.

++Variable Rate Notes-The interest rate shown is the rate as of December 31, 2003.

#Securities exempt from registration under 144A of the Securities Act of 1933.
 See Note #7 in "Notes to Financial Statements."

*Rates disclosed are yields at time of purchase.

## The security is being fair valued in accordance with the Fund's fair valuation policy. See Note #1 in "Notes to Financial Statements."

ADR-American Depositary Receipts
CBO-Collateralized Bond Obligation
CDO-Collateralized Debt Obligation
FSA-Insured by Financial Security Assurance
GNMA-Government National Mortgage Association
TBA-To be announced

                             See accompanying notes

                                Managed Fund- 13

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Interest...............................................  $  7,347,102
Dividends..............................................     5,669,547
                                                         ------------
                                                           13,016,649
                                                         ------------
EXPENSES:
Management fees........................................     2,184,735
Accounting and administration expenses.................       296,840
Reports and statements to shareholders.................       110,999
Professional fees......................................        57,937
Custodian fees.........................................        41,753
Trustees' fees.........................................         5,167
Other..................................................        37,017
                                                         ------------
                                                            2,734,448
Less expense paid indirectly...........................        (2,972)
                                                         ------------
Total expenses.........................................     2,731,476
                                                         ------------
NET INVESTMENT INCOME..................................    10,285,173
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.......................    20,540,665
Net change in unrealized appreciation/depreciation of
 investments...........................................    81,373,985
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........   101,914,650
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $112,199,823
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MANAGED FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                            12/31/2003     12/31/2002
                                           ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income....................  $ 10,285,173   $  16,223,585
Net realized gain (loss) on
 investments.............................    20,540,665     (48,642,662)
Net change in unrealized
 appreciation/depreciation of
 investments.............................    81,373,985     (40,794,990)
                                           ------------   -------------
Net increase (decrease) in net assets
 resulting from operations...............   112,199,823     (73,214,067)
                                           ------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class..........................   (11,662,562)    (18,182,920)
                                           ------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class..........................     5,857,479       3,466,563
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class..........................    11,662,562      18,182,920
                                           ------------   -------------
                                             17,520,041      21,649,483
                                           ------------   -------------
Cost of shares repurchased:
 Standard Class..........................   (55,609,650)    (96,107,974)
                                           ------------   -------------
Decrease in net assets derived from
 capital share transactions..............   (38,089,609)    (74,458,491)
                                           ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS....    62,447,652    (165,855,478)
NET ASSETS:
Beginning of year........................   524,826,614     690,682,092
                                           ------------   -------------
End of year..............................  $587,274,266   $ 524,826,614
                                           ============   =============

                             See accompanying notes

                                Managed Fund- 14

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           MANAGED FUND STANDARD CLASS
                                                                                   YEAR ENDED
                                                12/31/03(1)        12/31/02(2)        12/31/01(3)        12/31/00        12/31/99
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period..........   $ 11.881           $ 13.825           $ 16.918          $ 18.910        $ 18.971

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(4)......................      0.245              0.347              0.443             0.628           0.622
Net realized and unrealized gain (loss) on
 investments..................................      2.458             (1.878)            (0.631)           (0.865)          0.767
                                                 --------           --------           --------          --------        --------
Total from investment operations..............      2.703             (1.531)            (0.188)           (0.237)          1.389
                                                 --------           --------           --------          --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.........................     (0.285)            (0.413)            (0.464)           (0.660)         (0.552)
Net realized gain on investments..............         --                 --             (2.441)           (1.095)         (0.898)
                                                 --------           --------           --------          --------        --------
Total dividends and distributions.............     (0.285)            (0.413)            (2.905)           (1.755)         (1.450)
                                                 --------           --------           --------          --------        --------

Net asset value, end of period................   $ 14.299           $ 11.881           $ 13.825          $ 16.918        $ 18.910
                                                 ========           ========           ========          ========        ========

Total return(5)...............................     22.90%            (11.08%)            (1.58%)           (1.41%)          7.72%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......   $587,274           $524,827           $690,682          $759,875        $927,572
Ratio of expenses to average net assets.......      0.50%              0.47%              0.47%             0.44%           0.42%
Ratio of expenses to average net assets prior
 to fees waived and expense paid indirectly...      0.50%              0.49%              0.47%             0.44%           0.42%
Ratio of net investment income to average net
 assets.......................................      1.90%              2.69%              2.93%             3.46%           3.25%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly...................................      1.90%              2.67%              2.93%             3.46%           3.25%
Portfolio turnover............................       237%               318%               355%              110%             45%

------------------
(1)Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(2)During the year ended December 31, 2002, Delaware Management Company and Delaware Lincoln Investment Advisers, former adviser, contractually waived a portion of their management fees. Effective January 1, 2003, this waiver was discontinued in connection with stockholder approval of the amended Management Agreement approved on December 9, 2002.

(3)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(4)The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(5)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                                Managed Fund- 15

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (see Note #9), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Managed Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Service Class shares had not commenced operations as of December 31, 2003. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked price will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $2,972. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $227,338.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $69,502.

                                Managed Fund- 16

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $195,048
Accounting and Administration Fees Payable to DSC...........    59,973
Administration Fees Payable to Lincoln Life.................     5,605

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $814,580,271 and sales of $860,149,255 of investment securities other than U.S. government securities and short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $508,026,450. At December 31, 2003, net unrealized appreciation was $81,616,753, of which $86,691,678 related to unrealized appreciation of investments and $5,074,925 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          YEAR ENDED         YEAR ENDED
                                           12/31/03           12/31/02
                                          -----------        -----------
Ordinary income.........................  $11,662,562        $18,182,920

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................   $561,784,898
Undistributed ordinary income...........................      1,530,235
Capital loss carryforwards..............................    (57,657,620)
Unrealized appreciation of investments..................     81,616,753
                                                           ------------
Net assets..............................................   $587,274,266
                                                           ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of losses on wash sales, market discount and premium on debt instruments and mark to market on futures contracts.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $6,848,396 expires in 2009 and $50,809,224 expires in 2010.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           YEAR ENDED        YEAR ENDED
                                            12/31/03          12/31/02
                                           ----------        ----------
Shares sold:
 Standard Class..........................     444,489           268,236
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class..........................     863,234         1,522,335
                                           ----------        ----------
                                            1,307,723         1,790,571
                                           ----------        ----------
Shares repurchased:
 Standard Class..........................  (4,409,484)       (7,574,445)
                                           ----------        ----------
Net decrease.............................  (3,101,761)       (5,783,874)
                                           ==========        ==========

6. FUTURES CONTRACTS
The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Funds' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the

                                Managed Fund- 17

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FUTURES CONTRACTS (CONTINUED)
Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2003 were as follows:

CONTRACTS                          NOTIONAL     EXPIRATION   UNREALIZED
TO BUY/(SELL)                        COST          DATE         LOSS
-------------                     -----------   ----------   ----------
(70) Russell 2000...............  $19,119,025   March 2004   $(382,975)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Fund's net assets.

7. CREDIT AND MARKET RISK
The Fund may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

9. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Managed Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Managed Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Managed Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment income, and accumulated realized loss of the Lincoln National Managed Fund, Inc. as of April 30, 2003, were as follows:

Net assets..............................................   $523,642,061
Net unrealized appreciation.............................     35,653,442
Undistributed net investment income.....................      5,638,869
Accumulated realized loss...............................    (92,444,545)

The Lincoln National Managed Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Managed Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

                                Managed Fund- 18

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MANAGED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS            QUALIFYING
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           -------------           ------------
      -                       100%                     100%                    46%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                Managed Fund- 19

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Managed Fund

We have audited the accompanying statement of net assets of Managed Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                                Managed Fund- 20

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994

Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.

John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33

Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.

Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43

Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003

Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54

Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company

Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52

Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.

John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33

Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41

Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43

Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50

Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54

Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59

Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                                Managed Fund- 21

                               MONEY MARKET FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Money Market Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- MONEY MARKET FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:
                                                      [DELAWARE INVESTMENT LOGO]

The Fund returned 0.7% (Standard Class shares with distributions reinvested), for the fiscal year 2003, while its style specific index, the Citigroup 90 day T-Bill Index*, returned 1.1%. The Fund's yield dropped throughout the year as higher yielding securities matured and were replaced with lower yielding investments.

The markets focused on geopolitical events during the first part of the year. With increasing threats from North Korea and a build up for war with Iraq, investors moved money to safe haven investments. U.S. treasuries rallied with yields dropping to the lowest level in almost 50 years, while gold reached its highest price in seven years.
After years of fighting, and it appears winning the war on inflation, the Fed now finds itself fighting a new enemy, disinflation, which is the fall in the rate of inflation. To spur the sluggish domestic economy, the central bank has cut the overnight bank lending rate 13 times since early 2001 with the most recent cut in June of this year. The Fed has signaled that it will do whatever is necessary to keep the U.S. economy from experiencing the type of economic weakness that has plagued the Japanese economy. The federal funds target rate was 6.0% when the Fed started cutting rates in January 2001. It now stands at 1.0%, a 45 year low.

Jil Schoeff Lindholm

Growth of $10,000 invested 1/1/94 through 12/31/03
(LINE GRAPH)

                                                                 MONEY MARKET FUND STANDARD
                                                                        CLASS SHARES              CITIGROUP 90 DAY T-BILL INDEX
                                                                 --------------------------       -----------------------------
1/1/94                                                                     10000                              10000
                                                                           10382                              10422
                                                                           10971                              11020
                                                                           11527                              11598
                                                                           12119                              12206
                                                                           12740                              12823
                                                                           13344                              13431
                                                                           14152                              14231
                                                                           14727                              14813
                                                                           14927                              15065
12/31/03                                                                   15029                              15227

This chart illustrates, hypothetically, that $10,000 was invested in the Money Market Fund Standard Class shares on 1/1/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $15,029. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have grown to $15,227. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                         +0.68%
-------------------------------------------------------
Five Years                                       +3.36%
-------------------------------------------------------
Ten Years                                        +4.16%
-------------------------------------------------------

The Service Class shares total return was 0.21% for the period from 5/15/03 (commencement of operations) to 12/31/03.

* Citigroup 90 day T-Bill Index measures the return on short-term securities.

The source of comparison data is the Federal Reserve statistical release.

                              Money Market Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
STATEMENT OF NET ASSETS
December 31, 2003

                                                  PRINCIPAL       MARKET
                                                   AMOUNT         VALUE
    AGENCY OBLIGATIONS-9.11%
    Federal Home Loan Bank
     1.015% 7/20/04............................  $15,000,000   $ 15,000,000
    Federal National Mortgage Association
     1.55% 12/6/04.............................   10,000,000     10,000,000
     1.65% 12/30/04............................    8,000,000      8,000,000
                                                               ------------
    TOTAL AGENCY OBLIGATIONS
     (COST $33,000,000)........................                  33,000,000
                                                               ------------
    *DISCOUNT COMMERCIAL PAPER-79.50%
    BANKING, FINANCE & INSURANCE-69.64%
    Abbey National NA
     1.08% 3/31/04.............................    9,600,000      9,574,080
    +Amstel Funding
     1.10% 3/15/04.............................    7,000,000      6,984,172
     1.141% 1/15/04............................    1,774,000      1,773,214
    +Barton Capital
     1.092% 1/20/04............................    1,600,000      1,599,080
    +Beta Finance
     1.12% 3/15/04.............................   18,300,000     18,257,869
    +CAFCO
     1.093% 2/10/04............................    9,400,000      9,388,616
    Citigroup Global Markets
     1.081% 1/22/04............................   18,000,000     17,988,660
    +CRC Funding
     1.081% 1/26/04............................    9,500,000      9,492,875
    +Eiffel Funding
     1.102% 2/13/04............................   11,000,000     10,985,547
     1.113% 3/18/04............................    7,000,000      6,983,381
    General Electric Capital
     1.073% 4/8/04.............................    8,500,000      8,475,241
     1.156% 4/6/04.............................    4,000,000      3,987,733
    Goldman Sachs Group
     1.097% 5/4/04.............................   12,700,000     12,652,319
     1.114% 3/30/04............................    6,000,000      5,983,535
    Massachusetts Mutual Fund
     1.092% 1/21/04............................    4,400,000      4,397,336
    +Moat Funding
     1.112% 3/9/04.............................   18,900,000     18,860,492
    Nordea North America
     1.082% 2/17/04............................   13,000,000     12,981,670
    +Sigma Finance
     1.10% 2/5/04..............................    4,000,000      3,995,722
     1.10% 2/18/04.............................   14,000,000     13,979,467
    Standard Life Funding
     1.102% 2/19/04............................   12,000,000     11,982,033
    +Steamboat Funding
     1.091% 1/20/04............................    1,200,000      1,199,310

                                                  PRINCIPAL       MARKET
                                                   AMOUNT         VALUE
    *DISCOUNT COMMERCIAL PAPER (CONTINUED)
    BANKING, FINANCE & INSURANCE (CONTINUED)
    +Surrey Funding
     1.091% 1/27/04............................  $ 1,200,000   $  1,199,055
     1.10% 1/16/04.............................   17,000,000     16,992,208
    Swiss RE Financial Products
     1.104% 2/17/04............................   10,000,000      9,985,639
    +Three Pillars Funding
     1.081% 1/15/04............................   14,000,000     13,994,120
    Toronto Dominion Holdings
     1.083% 3/10/04............................    5,000,000      4,989,650
    UBS Finance
     1.053% 4/2/04.............................   13,700,000     13,663,238
                                                               ------------
                                                                252,346,262
                                                               ------------
    CHEMICALS-2.89%
    dupont (E.I.) deNemours
     1.053% 3/4/04.............................   10,500,000     10,480,706
                                                               ------------
                                                                 10,480,706
                                                               ------------
    METALS & MINING-2.32%
    Koch Industries
     0.95% 1/2/04..............................    8,400,000      8,399,778
                                                               ------------
                                                                  8,399,778
                                                               ------------
    MISCELLANEOUS-4.65%
    University of California
     1.093% 1/30/04............................   16,850,000     16,835,205
                                                               ------------
                                                                 16,835,205
                                                               ------------
    TOTAL DISCOUNT COMMERCIAL PAPER
     (COST $288,061,951).......................                 288,061,951
                                                               ------------
    FLOATING RATE NOTES-4.14%
    Equitable Life Assurance Society
     1.189% 3/22/04............................   15,000,000     15,000,000
                                                               ------------
    TOTAL FLOATING RATE NOTES
     (COST $15,000,000)........................                  15,000,000
                                                               ------------
    INTEREST BEARING CERTIFICATES OF DEPOSIT-7.17%
    American Express Centurion
     1.07% 1/22/04.............................    5,000,000      5,000,000
    First Tennessee Bank
     1.08% 2/4/04..............................   11,000,000     11,000,000
    Wells Fargo Bank
     1.04% 3/31/04.............................   10,000,000     10,000,000
                                                               ------------
    TOTAL INTEREST BEARING
     CERTIFICATES OF DEPOSIT
     (COST $26,000,000)........................                  26,000,000
                                                               ------------

                              Money Market Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
STATEMENT OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES-99.92% (COST
 $362,061,951)..............................................  $362,061,951
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.08%.......       271,899
                                                              ------------
NET ASSETS APPLICABLE TO 36,233,385 SHARES
 OUTSTANDING-100.00%........................................  $362,333,850
                                                              ============
NET ASSET VALUE-MONEY MARKET FUND STANDARD CLASS
 ($350,583,645 / 35,058,364 SHARES).........................       $10.000
                                                              ============
NET ASSET VALUE-MONEY MARKET FUND SERVICE CLASS
 ($11,750,205 / 1,175,021 SHARES)...........................       $10.000
                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $362,333,850
                                                              ------------
Total net assets............................................  $362,333,850
                                                              ============

------------------
*Rates disclosed are yields at time of purchase.

+Asset-backed Commercial Paper

                             See accompanying notes

                              Money Market Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Interest..................................................  $5,392,525
                                                            ----------
EXPENSES:
Management fees...........................................   1,890,320
Accounting and administration expenses....................     265,122
Reports and statements to shareholders....................      80,117
Professional fees.........................................      46,466
Custodian fees............................................      15,281
Distribution expenses-Service Class.......................       6,335
Trustees' fees............................................       5,167
Other.....................................................      17,138
                                                            ----------
                                                             2,325,946
Less expense paid indirectly..............................        (995)
                                                            ----------
Total expenses............................................   2,324,951
                                                            ----------
NET INVESTMENT INCOME.....................................   3,067,574
                                                            ----------
NET REALIZED GAIN ON INVESTMENTS..........................       2,843
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $3,070,417
                                                            ==========

                             See accompanying notes
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                           12/31/03          12/31/02
                                        ---------------   ---------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income.................  $     3,067,574   $     6,316,096
Net realized gain on investments......            2,843            21,435
                                        ---------------   ---------------
Net increase in net assets resulting
 from operations......................        3,070,417         6,337,531
                                        ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class.......................       (3,062,563)       (6,460,084)
 Service Class........................           (7,942)                -
                                        ---------------   ---------------
                                             (3,070,505)       (6,460,084)
                                        ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class.......................    1,171,442,822     3,022,505,266
 Service Class........................       20,580,208                 -
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class.......................        3,066,680         6,456,011
 Service Class........................            7,929                 -
                                        ---------------   ---------------
                                          1,195,097,639     3,028,961,277
                                        ---------------   ---------------
Cost of shares repurchased:
 Standard Class.......................   (1,342,996,847)   (2,939,972,734)
 Service Class........................       (8,837,932)                -
                                        ---------------   ---------------
                                         (1,351,834,779)   (2,939,972,734)
                                        ---------------   ---------------
Increase (decrease) in net assets
 derived from capital share
 transactions.........................     (156,737,140)       88,988,543
                                        ---------------   ---------------
NET INCREASE (DECREASE) IN NET
 ASSETS...............................     (156,737,228)       88,865,990
NET ASSETS:
Beginning of year.....................      519,071,078       430,205,088
                                        ---------------   ---------------
End of year...........................  $   362,333,850   $   519,071,078
                                        ===============   ===============

                             See accompanying notes

                              Money Market Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              MONEY MARKET FUND STANDARD CLASS
                                                                                         YEAR ENDED
                                                           12/31/03(1)      12/31/02(2)      12/31/01      12/31/00      12/31/99
                                                           ----------------------------------------------------------------------
Net asset value, beginning of period.....................   $ 10.000         $ 10.003        $ 10.000      $ 10.000      $ 10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................      0.068            0.136           0.397         0.590         0.468
                                                            --------         --------        --------      --------      --------
Total from investment operations.........................      0.068            0.136           0.397         0.590         0.468
                                                            --------         --------        --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income....................................     (0.068)          (0.139)         (0.394)       (0.590)       (0.468)
                                                            --------         --------        --------      --------      --------
Total dividends and distributions........................     (0.068)          (0.139)         (0.394)       (0.590)       (0.468)
                                                            --------         --------        --------      --------      --------

Net asset value, end of period...........................   $ 10.000         $ 10.000        $ 10.003      $ 10.000      $ 10.000
                                                            ========         ========        ========      ========      ========

Total return(3)..........................................      0.68%            1.36%           4.06%         6.06%         4.74%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..................   $350,584         $519,071        $430,205      $253,097      $234,676
Ratio of expenses to average net assets..................      0.52%            0.49%           0.54%         0.58%         0.59%
Ratio of expenses to average net assets prior to fees
 waived and expense paid indirectly......................      0.52%            0.51%           0.54%         0.58%         0.59%
Ratio of net investment income to average net assets.....      0.69%            1.35%           3.75%         5.91%         4.68%
Ratio of net investment income to average net assets
 prior to fees waived and expense paid indirectly........      0.69%            1.33%           3.75%         5.91%         4.68%

------------------
(1)Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(2)During the year ended December 31, 2002, Delaware Management Company and Delaware Lincoln Investment Advisers, former adviser, contractually waived a portion of their management fees. Effective January 1, 2003, this waiver was discontinued in connection with stockholder approval of the amended Management Agreement approved on December 9, 2002.

(3)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                              Money Market Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                        MONEY MARKET FUND SERVICE CLASS

                                                             5/15/03(1)
                                                                 TO
                                                              12/31/03
                                                             ----------
Net asset value, beginning of period.......................   $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................     0.021
                                                              -------
Total from investment operations...........................     0.021
                                                              -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income......................................    (0.021)
                                                              -------
Total dividends and distributions..........................    (0.021)
                                                              -------
Net asset value, end of period.............................   $10.000
                                                              =======

Total return(2)............................................     0.21%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....................   $11,750
Ratio of expenses to average net assets....................     0.78%
Ratio of net investment income to average net assets.......     0.34%

------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                              Money Market Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (See Note #8), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Money Market Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 15, 2003. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income consistent with the preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003, were $995. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $191,008.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $74,114.

Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

                              Money Market Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $138,531
Accounting and Administration Fees Payable to DSC...........    42,308
Administration Fees Payable to Lincoln Life.................     5,605
Distribution Fees Payable to the Companies..................     4,498

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
The cost of investments for federal income tax purposes is the same as cost for book purposes.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                               YEAR              YEAR
                                              ENDED             ENDED
                                             12/31/03          12/31/02
                                            ----------        ----------
Ordinary income...........................  $3,070,505        $6,460,084

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                            YEAR                YEAR
                                           ENDED               ENDED
                                          12/31/03            12/31/02
                                        ------------        ------------
Shares sold:
 Standard Class.......................   117,144,273         302,250,527
 Service Class........................     2,058,021                   -
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class.......................       306,668             645,601
 Service Class........................           793                   -
                                        ------------        ------------
                                         119,509,755         302,896,128
                                        ------------        ------------
Shares repurchased:
 Standard Class.......................  (134,299,685)       (293,997,274)
 Service Class........................      (883,793)                  -
                                        ------------        ------------
                                        (135,183,478)       (293,997,274)
                                        ------------        ------------
Net increase (decrease)...............   (15,673,723)          8,898,854
                                        ============        ============

6. CREDIT RISK
The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 90.06% of net assets at December 31, 2003. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

7. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

                              Money Market Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Money Market Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Money Market Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Money Market Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets of the Lincoln National Money Market Fund, Inc. as of April 30, 2003, were as follows:

Net Assets $462,197,675

The Lincoln National Money Market Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes the Lincoln National Money Market Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

9. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)
-------------           ---------------           -------------
      -                       100%                     100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

                              Money Market Fund- 9

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Money Market Fund

We have audited the accompanying statement of net assets of Money Market Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                             Money Market Fund- 10

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company Vice President and Assistant
                                                              Treasurer, The Lincoln National Life Insurance Company;
                                                              Second
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, Lincoln Life &
1300 S. Clinton Street      President    Assistant Treasurer  Annuity Company of New York; formerly Investment Portfolio
Fort Wayne, IN 46802        and          since August 2003    Manager, Lincoln Investment Management
DOB: 12/19/67               Assistant
                            Treasurer

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                             Money Market Fund- 11

                             Social Awareness Fund

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Social Awareness Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:
                                                     [DELAWARE INVESTMENTS LOGO]

The Fund returned 31.9% (Standard Class shares with distributions reinvested), for the fiscal year 2003, while its style specific benchmark, the Russell 1000 Index*, returned 29.9%.

After three successive years of negative returns, equity markets rebounded strongly in 2003. Several factors drove stocks significantly higher from March onwards; among those were an improved geopolitical situation with the cessation of major combat activities in Iraq, continued stimulatory interest rate and money supply policies from the Federal Reserve and continued stimulatory fiscal policies as the Administration and Congress worked to both enact a second round of tax cuts and increase government spending.
The Fund was able to outperform the Russell 1000 Index* for the year despite the difficult investment environment for most actively managed funds. Stock selection in the health care, consumer discretionary and finance sectors positively contributed to relative performance. This was offset by stock selection in the basic materials and capital goods sectors.

Looking into 2004, we see the early part of the year showing a continuation of the trends that built throughout 2003. Specifically, we see strong economic growth, earnings growth driven by operating leverage, and benign or even slightly stimulative monetary and fiscal policies for the initial part of the year. During the latter stages of 2004, however, we expect to see moderation of the strong economic and earnings results, as comparisons become more difficult. In addition, interest rates are likely to move higher in response to strong economic growth. Higher rates should serve to brake the economy in the back half of 2004. Finally, we are likely to lose the strong kick to the economy that tax cuts supplied. In this environment, we expect to see better relative performance from larger, high quality stocks. Relative to its benchmark, the Russell 1000 Index*, the Fund held moderately overweight positions in the media, finance and technology sectors as of year end.

J. Paul Dokas

Growth of $10,000 invested 1/1/94 through 12/31/03
(GROWTH CHART)

                                                                   SOCIAL AWARENESS FUND
                                                                   STANDARD CLASS SHARES                RUSSELL 1000 INDEX
                                                                   ---------------------                ------------------
1/1/94                                                                     10000                              10000
                                                                           10019                              10038
                                                                           14310                              13829
                                                                           18451                              16933
                                                                           25376                              22497
                                                                           30424                              28576
                                                                           35121                              34551
                                                                           32196                              31860
                                                                           29137                              27893
                                                                           22686                              21854
12/31/03                                                                   29914                              28386

This chart illustrates, hypothetically, that $10,000 was invested in the Social Awareness Fund Standard Class shares on 1/1/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $29,914. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have grown to $28,386. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +31.86%
-------------------------------------------------------
Five Years                                      - 0.34%
-------------------------------------------------------
Ten Years                                       +11.58%
-------------------------------------------------------

The Service Class shares total return was 20.97% for the period from 5/15/03 (commencement of operations) to 12/31/03.

 * Russell 1000 Index measures the performance of the largest 1000 companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                            Social Awareness Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS
December 31, 2003

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK-98.07%
    BANKING & FINANCE-16.38%
    American Express...................          123,500   $    5,956,405
    AmSouth Bancorporation.............          136,500        3,344,250
    Bank of America....................          259,200       20,847,456
    Bank One...........................           62,000        2,826,580
    Bear Stearns.......................           63,700        5,092,815
    Capital One Financial..............           67,700        4,149,333
    Charter One Financial..............           82,800        2,860,740
    Citigroup..........................          584,500       28,371,629
    Countrywide Financial..............           39,867        3,023,887
    Doral Financial....................           63,150        2,038,482
    First Tennessee National...........           47,800        2,107,980
    FleetBoston Financial..............          107,700        4,701,105
    Freddie Mac........................          141,100        8,228,952
    Goldman Sachs Group................           56,000        5,528,880
    GreenPoint Financial...............           67,900        2,398,228
    J.P. Morgan Chase..................          247,500        9,090,675
    KeyCorp............................           86,000        2,521,520
    MBNA...............................          120,600        2,996,910
    Mellon Financial...................          176,300        5,660,993
    Merrill Lynch......................           61,500        3,606,975
    Morgan Stanley.....................          172,500        9,982,575
    National City......................           57,000        1,934,580
    PNC Financial Services Group.......           50,500        2,763,865
    SEI Investments....................           65,700        2,001,879
    SLM................................           65,900        2,483,112
    U.S. Bancorp.......................          286,760        8,539,713
    Union Planters.....................           30,300          954,147
    Wachovia...........................          127,700        5,949,543
    Washington Mutual..................          170,500        6,840,460
    Wells Fargo........................          141,400        8,327,046
                                                           --------------
                                                              175,130,715
                                                           --------------
    BASIC INDUSTRY/CAPITAL GOODS-8.26%
  + American Standard..................           72,800        7,330,960
    Emerson Electric...................          164,800       10,670,800
    Gillette...........................          317,600       11,665,448
    Hillenbrand Industries.............          123,300        7,651,998
    Lubrizol...........................           60,900        1,980,468
    Masco..............................          213,000        5,838,330
    Newell Rubbermaid..................          222,600        5,068,602
    Pactiv.............................          149,000        3,561,100
    Pentair............................          115,100        5,260,070
    PerkinElmer........................          306,600        5,233,662
    Sigma-Aldrich......................          143,700        8,216,766
  + Smith International................          119,100        4,945,032
    Sonoco Products....................          281,100        6,920,682
    York International.................          108,600        3,996,480
                                                           --------------
                                                               88,340,398
                                                           --------------
    BUSINESS SERVICES-5.64%
    Automatic Data Processing..........          134,500        5,327,545
    Clear Channel Communications.......          200,070        9,369,278
  + Convergys..........................          162,900        2,844,234
  + Dun & Bradstreet...................           30,800        1,561,868
    FactSet Research Systems...........          108,900        4,161,069
    FedEx..............................           74,700        5,042,250

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    BUSINESS SERVICES (CONTINUED)
    InterActiveCorp. ..................          170,700   $    5,791,851
    Liberty Media Class A..............          684,000        8,132,760
  + NEXTEL Communications..............          174,900        4,907,694
    Praxair............................          183,000        6,990,600
    Republic Services Class A..........          240,300        6,158,889
                                                           --------------
                                                               60,288,038
                                                           --------------
    CONSUMER DURABLES-1.62%
  + Advance Auto Parts.................           13,300        1,082,620
    ArvinMeritor.......................          115,200        2,778,624
    Delphi.............................          189,600        1,935,816
    Federal Signal.....................          252,400        4,422,048
    KB HOME............................           97,700        7,085,204
                                                           --------------
                                                               17,304,312
                                                           --------------
    CONSUMER NON-DURABLES-5.99%
    Clorox.............................          134,100        6,511,896
    Coca-Cola Enterprises..............          226,200        4,946,994
    Deluxe.............................           89,800        3,711,434
    Ecolab.............................          294,000        8,046,780
  + Energizer Holdings.................          149,500        5,615,220
    General Mills......................           72,600        3,288,780
    Heinz (H.J.).......................          165,700        6,036,451
    Hershey Foods......................           13,400        1,031,666
    Kellogg............................          194,100        7,391,328
    McGraw-Hill Company................           66,300        4,635,696
    Pepsi Bottling Group...............          198,500        4,799,730
    Sara Lee...........................          123,300        2,676,843
    Wrigley (Wm) Jr....................           96,000        5,396,160
                                                           --------------
                                                               64,088,978
                                                           --------------
    CONSUMER SERVICES-8.17%
  + Apollo Group Class A...............           31,200        2,121,600
    Bemis..............................           99,200        4,960,000
    Block (H&R)........................           88,600        4,905,782
    CBRL Group.........................           28,900        1,105,714
    Cendant............................          266,000        5,923,820
  + Comcast Special Class A............          547,380       17,122,046
  + Corinthian Colleges................           17,800          988,968
    Disney (Walt)......................          428,800       10,003,904
  + eBay...............................           37,500        2,422,125
    McDonald's.........................          378,800        9,405,604
    ServiceMaster......................          405,200        4,720,580
  + Time Warner........................          976,350       17,564,537
    Yum Brands.........................          178,900        6,154,160
                                                           --------------
                                                               87,398,840
                                                           --------------
    ENERGY-4.43%
    Apache.............................           79,212        6,424,093
  + BJ Services........................          212,500        7,628,750
    Burlington Resources...............          148,300        8,212,854
    EOG Resources......................          131,900        6,089,823
    Noble..............................          221,100        7,910,958
    Noble Energy.......................          127,200        5,651,496
    Questar............................          154,000        5,413,100
                                                           --------------
                                                               47,331,074
                                                           --------------

                            Social Awareness Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    HEALTHCARE & PHARMACEUTICALS-14.95%
    Abbott Laboratories................          450,900   $   21,011,940
    Allergan...........................           77,100        5,922,051
    American Pharmaceutical Partners...           48,300        1,622,880
    Amgen..............................          210,800       13,027,440
    Anthem.............................           30,700        2,302,500
    Bard (C.R.)........................           41,300        3,355,625
    Baxter International...............          204,500        6,241,340
    Beckman Coulter....................           43,100        2,190,773
    Becton, Dickinson..................          165,700        6,816,898
    Boston Scientific..................           71,100        2,613,636
    Cardinal Health....................           96,807        5,920,716
  + Cytyc..............................          146,300        2,013,088
    Forest Laboratories................           65,100        4,023,180
    Genentech..........................           53,200        4,977,924
  + Genzyme............................          107,400        5,299,116
    Gilead Sciences....................           85,100        4,947,714
    Guidant............................          108,800        6,549,760
  + Health Net.........................           60,200        1,968,540
    Lilly (Eli)........................          309,300       21,753,069
  + Lincare Holdings...................           85,700        2,573,571
  + MedImmune..........................          186,400        4,734,560
    Medtronic..........................          106,600        5,181,826
    Mylan Laboratories.................          151,300        3,821,838
  + Patterson Dental...................           16,600        1,065,056
    Teleflex...........................          118,000        5,702,940
    Tenet Healthcare...................          253,150        4,063,058
    UnitedHealth Group.................           77,100        4,485,678
  + Wellpoint Health Networks..........           58,900        5,712,711
                                                           --------------
                                                              159,899,428
                                                           --------------
    INSURANCE-4.45%
    Allstate...........................          190,700        8,203,914
    American International Group.......          222,450       14,743,986
    Berkley (W.R.).....................           58,500        2,044,575
    MBIA...............................           33,800        2,001,974
    MGIC Investment....................           46,000        2,619,240
    Marsh & McLennan...................           62,300        2,983,547
    Nationwide Financial Services
     Class A...........................           82,200        2,717,532
    Old Republic International.........           67,350        1,707,996
    Principal Financial Group..........          132,600        4,385,082
    Progressive........................           27,600        2,307,084
    Prudential Financial...............           45,100        1,883,827
    XL Capital Class A.................           25,900        2,008,545
                                                           --------------
                                                               47,607,302
                                                           --------------
    REAL ESTATE-0.54%
    Apartment Investment &
     Management........................           70,600        2,435,700
    Equity Office Properties Trust.....           88,500        2,535,525
    ProLogis...........................           25,300          811,877
                                                           --------------
                                                                5,783,102
                                                           --------------
    RETAIL-8.27%
    Albertson's........................           96,800        2,192,520
  + BJ's Wholesale Club................           81,300        1,866,648
    Bed Bath & Beyond..................           96,300        4,174,605

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    RETAIL (CONTINUED)
    Best Buy...........................           81,000   $    4,231,440
    CVS................................          202,300        7,307,076
    Coach..............................          121,300        4,579,075
    Dollar General.....................          100,100        2,101,099
    Federated Department Stores........           65,400        3,082,302
    Gap................................          205,200        4,762,692
    Home Depot.........................          247,300        8,776,677
    Kohl's.............................          155,800        7,001,652
    Lear...............................           44,100        2,704,653
    Limited Brands.....................          153,000        2,758,590
    NIKE...............................           82,700        5,661,642
    Nordstrom..........................          147,600        5,062,680
    RadioShack.........................           99,500        3,052,660
    Ross Stores........................          121,400        3,208,602
  + Saks...............................          322,900        4,856,416
    Sysco..............................           74,900        2,788,527
    Target.............................           63,300        2,430,720
    VF.................................           73,700        3,186,788
    Walgreen...........................           73,700        2,681,206
                                                           --------------
                                                               88,468,270
                                                           --------------
    TECHNOLOGY-16.81%
    Adobe Systems......................          144,400        5,674,920
    Altera.............................          161,200        3,659,240
    Applied Materials..................           96,300        2,161,935
    CIENA..............................          283,000        1,879,120
    Cisco Systems......................          916,900       22,271,501
  + Citrix Systems.....................          126,800        2,689,428
  + Dell...............................          496,100       16,847,556
    EMC................................          446,800        5,772,656
  + Electronics Arts...................           90,700        4,333,646
    Hewlett-Packard....................          321,701        7,389,472
    Intel..............................          782,700       25,202,940
    Intuit.............................           67,700        3,582,007
    Microsoft..........................        1,170,900       32,246,586
    Nokia ADR..........................          350,600        5,960,200
    Oracle.............................          589,500        7,781,400
    Philips Electronics................          101,200        2,943,908
    Pitney Bowes.......................          126,700        5,146,554
  + SanDisk............................           33,900        2,072,646
    Scientific-Atlanta.................           38,900        1,061,970
    Silicon Laboratories...............           46,600        2,014,052
    Sony ADR...........................           73,000        2,530,910
  + Storage Technology.................           75,800        1,951,850
    Texas Instruments..................          320,700        9,422,166
  + UTStarcom..........................           84,100        3,117,587
  + Varian Associates..................           17,300        1,195,430
  + Western Digital....................           67,100          791,109
                                                           --------------
                                                              179,700,789
                                                           --------------
    TELECOMMUNICATIONS-2.36%
    AT&T Wireless Services.............          463,000        3,699,370
    BellSouth..........................          196,700        5,566,610
  + Level 3 Communications.............          280,700        1,599,990
    SBC Communications.................          551,600       14,380,212
                                                           --------------
                                                               25,246,182
                                                           --------------

                            Social Awareness Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
    COMMON STOCK (CONTINUED)
    TRANSPORTATION & SHIPPING-0.20%
    Southwest Airlines.................          132,800   $    2,143,392
                                                           --------------
                                                                2,143,392
                                                           --------------
    TOTAL COMMON STOCK (COST
     $818,801,044).....................                     1,048,730,820
                                                           --------------
                                              PRINCIPAL
                                                AMOUNT
    *DISCOUNT NOTES-1.86%
    Fannie Mae
      0.88% 1/16/04....................       $  310,000          309,886
      1.00% 1/20/04....................        6,160,000        6,156,729
      1.00% 1/26/04....................          800,000          799,444
      1.02% 1/14/04....................        2,930,000        2,928,921
      1.04% 1/5/04.....................          380,000          379,954
      1.04% 1/6/04.....................        9,040,000        9,038,697
    Freddie Mac
       1.02% 1/15/04...................          220,000          219,913
                                                           --------------
    TOTAL DISCOUNT NOTES (COST
     $19,833,544)......................                        19,833,544
                                                           --------------

TOTAL MARKET VALUE OF SECURITIES-99.93% (COST
 $838,634,588)..............................................  $1,068,564,364
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.07%.......         778,949
                                                              --------------
NET ASSETS APPLICABLE TO 41,127,333 SHARES
 OUTSTANDING-100.00%........................................  $1,069,343,313
                                                              ==============
NET ASSET VALUE-SOCIAL AWARENESS FUND STANDARD CLASS
 ($1,062,078,605 / 40,847,828 SHARES).......................         $26.001
                                                                     =======
NET ASSET VALUE-SOCIAL AWARENESS FUND SERVICE CLASS
 ($7,264,708 / 279,505 SHARES)..............................         $25.991
                                                                     =======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $1,100,237,825
Undistributed net investment income.........................       1,759,422
Accumulated net realized loss on investments................    (262,583,710)
Net unrealized appreciation of investments..................     229,929,776
                                                              --------------
Total net assets............................................  $1,069,343,313
                                                              ==============

------------------
+Non-income producing security for the year ended December 31, 2003.

*Rates disclosed are yields at time of purchase.

ADR-American Depositary Receipts

                             See accompanying notes

                            Social Awareness Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends..............................................  $ 13,038,393
Interest...............................................       176,736
                                                         ------------
                                                           13,215,129
                                                         ------------
EXPENSES:
Management fees........................................     3,332,683
Accounting and administration expenses.................       432,649
Reports and statements to shareholders.................        94,549
Professional fees......................................        55,136
Custodian fees.........................................        30,294
Trustees' fees.........................................         5,167
Distribution expenses-Service Class....................         3,136
Other..................................................        64,954
                                                         ------------
                                                            4,018,568
Less expense paid indirectly...........................          (997)
                                                         ------------
Total expenses.........................................     4,017,571
                                                         ------------
NET INVESTMENT INCOME..................................     9,197,558
                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments.......................   (12,385,211)
Net change in unrealized appreciation/depreciation of
 investments...........................................   262,998,168
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........   250,612,957
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $259,810,515
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SOCIAL AWARENESS FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED
                                            12/31/03         12/31/02
                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income..................  $    9,197,558   $   10,816,875
Net realized loss on investments.......     (12,385,211)    (200,045,578)
Net change in unrealized
 appreciation/depreciation of
 investments...........................     262,998,168      (82,552,056)
                                         --------------   --------------
Net increase (decrease) in net assets
 resulting from operations.............     259,810,515     (271,780,759)
                                         --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class........................      (7,960,206)      (9,366,013)
 Service Class.........................         (24,150)               -
                                         --------------   --------------
                                             (7,984,356)      (9,366,013)
                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class........................      24,671,299       13,861,020
 Service Class.........................       6,998,441                -
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class........................       7,960,206        9,366,013
 Service Class.........................          24,150                -
                                         --------------   --------------
                                             39,654,096       23,227,033
                                         --------------   --------------
Cost of shares repurchased:
 Standard Class........................     (79,612,538)    (159,237,852)
 Service Class.........................        (170,089)               -
                                         --------------   --------------
                                            (79,782,627)    (159,237,852)
                                         --------------   --------------
Decrease in net assets derived from
 capital share transactions............     (40,128,531)    (136,010,819)
                                         --------------   --------------
NET INCREASE (DECREASE) IN NET
 ASSETS................................     211,697,628     (417,157,591)
NET ASSETS:
Beginning of year......................     857,645,685    1,274,803,276
                                         --------------   --------------
End of year............................  $1,069,343,313   $  857,645,685
                                         ==============   ==============

                             See accompanying notes

                            Social Awareness Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     SOCIAL AWARENESS FUND STANDARD CLASS
                                                                                  YEAR ENDED
                                             12/31/03(1)        12/31/02(2)         12/31/01          12/31/00          12/31/99
                                             ------------------------------------------------------------------------------------
Net asset value, beginning of period.......  $   19.875          $ 25.810          $   37.208        $   44.292        $   40.283

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)...................       0.222             0.233               0.227             0.267             0.319
Net realized and unrealized gain (loss) on
 investments...............................       6.099            (5.951)             (2.822)           (3.549)            5.649
                                             ----------          --------          ----------        ----------        ----------
Total from investment operations...........       6.321            (5.718)             (2.595)           (3.282)            5.968
                                             ----------          --------          ----------        ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income......................      (0.195)           (0.217)             (0.174)           (0.282)           (0.296)
Net realized gain on investments...........           -                 -              (8.629)           (3.520)           (1.663)
                                             ----------          --------          ----------        ----------        ----------
Total dividends and distributions..........      (0.195)           (0.217)             (8.803)           (3.802)           (1.959)
                                             ----------          --------          ----------        ----------        ----------

Net asset value, end of period.............  $   26.001          $ 19.875          $   25.810        $   37.208        $   44.292
                                             ==========          ========          ==========        ==========        ==========

Total return(4)............................      31.86%           (22.14%)             (9.50%)           (8.33%)           15.44%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)....  $1,062,079          $857,646          $1,274,803        $1,510,276        $1,946,179
Ratio of expenses to average net assets....       0.43%             0.40%               0.40%             0.38%             0.38%
Ratio of expenses to average net assets
 prior to fees waived and expense paid
 indirectly................................       0.43%             0.42%               0.40%             0.38%             0.38%
Ratio of net investment income to average
 net assets................................       0.99%             1.03%               0.75%             0.64%             0.79%
Ratio of net investment income to average
 net assets prior to fees waived and
 expense paid indirectly...................       0.99%             1.01%               0.75%             0.64%             0.79%
Portfolio turnover.........................         60%               32%                 49%               76%               24%

------------------
(1)Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(2)During the year ended December 31, 2002, Delaware Management Company and Vantage Investment Advisers, former advisers, contractually waived a portion of their management fees. Effective January 1, 2003, this waiver was discontinued in connection with stockholder approval of the amended Management Agreement approved on December 9, 2002.

(3)The average shares outstanding method has been applied for per share information.

(4)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                            Social Awareness Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period was as follows:

                      SOCIAL AWARENESS FUND SERVICE CLASS

                                                              5/15/03(1)
                                                                  TO
                                                               12/31/03
                                                              ----------
Net asset value, beginning of period........................    $21.631

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)....................................      0.107
Net realized and unrealized gain on investments.............      4.419
                                                                -------
Total from investment operations............................      4.526
                                                                -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (0.166)
                                                                -------
Total dividends and distributions...........................     (0.166)
                                                                -------

Net asset value, end of period..............................    $25.991
                                                                =======

Total return(3).............................................     20.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................    $ 7,265
Ratio of expenses to average net assets.....................      0.68%
Ratio of net investment income to average net assets........      0.72%
Portfolio turnover(4).......................................        60%

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

                             See accompanying notes

                            Social Awareness Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (see Note #8), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Social Awareness Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares commenced operations on May 15, 2003. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003 were $997. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $363,527.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $69,122.

                            Social Awareness Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Pursuant to the distribution plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Lincoln Variable Insurance Products Trust entered into a distribution agreement with the Companies whereby the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $314,155
Accounting and Administration Fees Payable to DSC...........    98,997
Administration Fees Payable to Lincoln Life.................     5,205
Distribution Fees Payable to the Companies..................     2,649

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $542,307,952 and sales of $588,506,047 of investment securities other than short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $842,006,022. At December 31, 2003, net unrealized appreciation was $226,558,342, of which $254,077,595 related to unrealized appreciation of investments and $27,519,253 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                               YEAR              YEAR
                                              ENDED             ENDED
                                             12/31/03          12/31/02
                                            ----------        ----------
Ordinary income...........................  $7,984,356        $9,366,013

In addition, the Fund declared an ordinary income consent dividend of $1,309,281 for the year ended December 31, 2002. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................  $1,100,237,825
Undistributed ordinary income...........................       1,759,422
Capital loss carryforwards..............................    (259,212,276)
Unrealized appreciation of investments..................     226,558,342
                                                          --------------
Net assets..............................................  $1,069,343,313
                                                          ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $13,009,416 expires in 2009, $236,695,597 expires in 2010 and $9,507,263 expires in 2011.

                            Social Awareness Fund- 9

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                YEAR              YEAR
                                               ENDED             ENDED
                                              12/31/03          12/31/02
                                             ----------        ----------
Shares sold:
 Standard Class............................   1,094,728           607,173
 Service Class.............................     285,253                 -
Shares issued upon reinvestment of
 dividends and distributions:
 Standard Class............................     323,467           478,761
 Service Class.............................         981                 -
                                             ----------        ----------
                                              1,704,429         1,085,934
                                             ----------        ----------
Shares repurchased:
 Standard Class............................  (3,721,571)       (7,326,508)
 Service Class.............................      (6,729)                -
                                             ----------        ----------
                                             (3,728,300)       (7,326,508)
                                             ----------        ----------
Net decrease...............................  (2,023,871)       (6,240,574)
                                             ==========        ==========

6. MARKET RISK
The fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

7. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the Agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

8. FUND MERGER
Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Social Awareness Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Social Awareness Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Social Awareness Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment income, and accumulated realized loss of the Lincoln National Social Awareness Fund, Inc. as of April 30, 2003, were as follows:

Net assets                                     $ 863,522,895
Net unrealized appreciation                       38,682,210
Undistributed net investment income                4,504,075
Accumulated realized loss                       (282,452,496)

The Lincoln National Social Awareness Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Social Awareness Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

                           Social Awareness Fund- 10

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

     (A)                     (B)
  LONG-TERM               ORDINARY
CAPITAL GAINS              INCOME                   TOTAL                   (C)
DISTRIBUTIONS           DISTRIBUTIONS           DISTRIBUTIONS            QUALIFYING
 (TAX BASIS)             (TAX BASIS)             (TAX BASIS)            DIVIDENDS(1)
-------------           -------------           -------------           ------------
     --                     100%                    100%                     100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                           Social Awareness Fund- 11

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Social Awareness Fund

We have audited the accompanying statement of net assets of Social Awareness Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Social Awareness Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                           Social Awareness Fund- 12

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1) "Interested persons" within the meaning as defined in the 1940 Act.

(2) The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                           Social Awareness Fund- 13

                           SPECIAL OPPORTUNITIES FUND

                          [DELAWARE INVESTMENTS LOGO]

                               Lincoln Variable
                               Insurance Products Trust-
                               Special Opportunities Fund
                               Annual Report
                               December 31, 2003

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST- SPECIAL OPPORTUNITIES FUND

INDEX

COMMENTARY
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
OFFICER/TRUSTEE INFORMATION

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND
ANNUAL PORTFOLIO COMMENTARY
For the year ended December 31, 2003

Managed by:

                                                     [DELAWARE INVESTMENTS LOGO]

The Fund returned 34.0% (Standard Class shares with distributions reinvested) for the fiscal year 2003 while its style specific benchmark, the Russell MidCap Value Index*, returned 38.1%.

After three successive years of negative returns, equity markets rebounded strongly in 2003. Several factors drove stocks significantly higher from March onwards; among those were an improved geopolitical situation with the cessation of major combat activities in Iraq, continued stimulatory interest rate and money supply policies from the Federal Reserve and continued stimulatory fiscal policies as the Administration and Congress worked to both enact a second round of tax cuts and increase government spending.

Although the Fund returned a strong absolute return for the year, its performance lagged that of the Russell MidCap Value Index*. The Fund's underperformance vs. that of its benchmark index can be attributed in part to stock selection in the basic materials, technology and finance sectors. The underperformance was partially offset by good stock selection in the credit cyclical and consumer discretionary sectors. Our investment process favors higher quality stocks with attractive valuations, strong earnings and improving cash flows; unfortunately these were not qualities rewarded by the market in 2003.

Looking into 2004, we see the early part of the year showing a continuation of the trends that built throughout 2003. Specifically, we see strong economic growth, earnings growth driven by operating leverage, and benign or even slightly stimulative monetary and fiscal policies for the initial part of the year. During the latter stages of 2004, however, we expect to see moderation of the strong economic and earnings results, as comparisons become more difficult. In addition, interest rates are likely to move higher in response to strong economic growth. Higher rates should serve to brake the economy in the back half of 2004. Finally, we are likely to lose the strong kick to the economy that tax cuts supplied. In this environment, we expect to see better relative performance from larger, high quality stocks. Relative to its benchmark, the Russell MidCap Value Index*, the Fund held moderately overweight positions in the media, finance and consumer services sectors as of year end.

J. Paul Dokas

Growth of $10,000 invested 1/1/94 through 12/31/03
(LINE GRAPH)

                                                                 SPECIAL OPPORTUNITIES FUND
                                                                   STANDARD CLASS SHARES            RUSSELL MIDCAP VALUE INDEX
                                                                 --------------------------         --------------------------
1/1/94                                                                     10000                              10000
                                                                            9900                               9787
                                                                           13054                              13206
                                                                           15209                              15681
                                                                           19491                              21339
                                                                           20814                              22424
                                                                           19882                              22399
                                                                           23071                              26696
                                                                           23569                              27316
                                                                           20800                              24681
12/31/03                                                                   27870                              34077

This chart illustrates, hypothetically, that $10,000 was invested in the Special Opportunities Fund Standard Class shares on 1/1/94. As the chart shows, by December 31, 2003, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $27,870. For comparison, look at how the Russell MidCap Value Index did over the same period. The same $10,000 investment would have grown to $34,077. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                          Ended
on investment                                  12/31/03
-------------------------------------------------------
One Year                                        +33.99%
-------------------------------------------------------
Five Years                                      + 6.01%
-------------------------------------------------------
Ten Years                                       +10.79%
-------------------------------------------------------

 * Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

                         Special Opportunities Fund- 1

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS
December 31, 2003

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
    COMMON STOCK-99.62%
    BANKING & FINANCE-13.68%
    Alliance Capital Management...............      43,000   $  1,451,250
    American Capital Strategies...............      63,100      1,875,963
    AmSouth Bancorporation....................     108,900      2,668,050
    Associated Banc-Corp......................      83,000      3,539,950
    Astoria Financial.........................      36,300      1,350,360
    Bear Stearns..............................      65,200      5,212,740
    Charter One Financial.....................     148,000      5,113,400
    Comerica..................................      20,300      1,138,018
    Compass Bancshares........................      91,900      3,612,589
    Countrywide Financial.....................      83,733      6,351,174
    Cullen Frost Bankers......................      45,000      1,825,650
    Edwards (A.G.)............................      58,400      2,115,832
    First Tennessee National..................      96,200      4,242,420
    Greenpoint Financial......................     118,700      4,192,484
    Hibernia Class A..........................      81,900      1,925,469
    Independence Community Bank...............      20,000        719,400
    Marshall & Ilsley.........................      73,800      2,822,850
    New York Community Bancorp................      30,500      1,160,525
    Northern Trust............................      10,800        501,336
    Popular...................................      90,800      4,080,552
    Regions Financial.........................      13,600        505,920
    SEI Investments...........................      45,000      1,371,150
    SouthTrust................................      42,000      1,374,660
    Sovereign Bancorp.........................      89,000      2,113,750
    TCF Financial.............................      61,000      3,132,350
    Union Planters............................     130,000      4,093,700
    UnionBanCal...............................      19,100      1,099,014
    Zions Bancorporation......................      72,100      4,421,893
                                                             ------------
                                                               74,012,449
                                                             ------------
    BASIC INDUSTRY/CAPITAL GOODS-10.82%
  + AGCO......................................      66,000      1,329,240
  + Alliant Techsystems.......................      24,000      1,386,240
    Bemis.....................................      35,000      1,750,000
    Boise Cascade.............................      64,300      2,112,898
    Eastman Chemical..........................      70,800      2,798,724
    Englelhard................................      66,900      2,003,655
    Hillenbrand Industries....................      55,200      3,425,712
    Johnson Controls..........................      45,200      5,248,624
    Lubrizol..................................      93,400      3,037,368
    Nucor.....................................      39,500      2,212,000
    Pactiv....................................     110,500      2,640,950
    Pentair...................................      64,600      2,952,220
    Praxair...................................      15,000        573,000
    Rockwell Automation.......................     103,000      3,666,800
    RPM International.........................     205,600      3,384,176
    Sherwin-Williams..........................      63,700      2,212,938
    Sigma-Aldrich.............................      54,600      3,122,028
    Sonoco Products...........................     140,600      3,461,572
  + SPX.......................................      71,600      4,210,796
    Temple-Inland.............................      12,900        808,443
    Textron...................................      89,000      5,078,340

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    BASIC INDUSTRY/CAPITAL GOODS (CONTINUED)
    Vulcan Materials..........................      12,000   $    570,840
    Weyerhaeuser..............................       9,100        582,400
                                                             ------------
                                                               58,568,964
                                                             ------------
    BUSINESS SERVICES-6.62%
  + Avnet.....................................     152,700      3,307,482
    Belo Series A.............................     125,900      3,568,006
  + Computer Sciences.........................      57,800      2,556,494
  + Convergys.................................     100,600      1,756,476
    Donnelley (R.R.) & Sons...................      38,700      1,166,805
    Electronic Data Systems...................     110,000      2,699,400
    GTECH Holdings............................      22,600      1,118,474
    Hearst-Argyle Television..................      67,000      1,846,520
    ITT Educational Services..................      10,300        483,791
    Knight Ridder.............................      21,000      1,624,770
    Monsanto..................................     184,900      5,321,422
    New York Times............................      21,000      1,003,590
    Pitney Bowes..............................      37,200      1,511,064
    Republic Services Class A.................     131,000      3,357,530
  + Sirius Satellite Radio....................     935,800      2,957,128
  + Xerox.....................................     111,800      1,542,840
                                                             ------------
                                                               35,821,792
                                                             ------------
    CONSUMER DURABLES-5.04%
    Borg Warner...............................      28,100      2,390,467
    Centex....................................      31,600      3,401,740
    Cummins...................................      61,700      3,019,598
    D.R. Horton...............................      88,300      3,819,858
    Delphi....................................     252,000      2,572,920
    KB HOME...................................      44,400      3,219,888
    Lear......................................      64,800      3,974,184
    Magna International Class A...............      23,800      1,905,190
    PACCAR....................................      22,700      1,932,224
  + Toll Brothers.............................      25,600      1,017,856
                                                             ------------
                                                               27,253,925
                                                             ------------
    CONSUMER NON-DURABLES-6.83%
    Alberto Culver Class B....................      23,600      1,488,688
    Archer-Daniels-Midland....................     356,900      5,432,018
  + Constellation Brands......................      46,800      1,541,124
    Eastman Kodak.............................     157,400      4,040,458
  + Energizer Holdings........................      68,000      2,554,080
    Fortune Brands............................      88,600      6,334,014
    Hasbro....................................      66,800      1,421,504
    Hershey Foods.............................      30,000      2,309,700
  + Marvel Enterprises........................      51,000      1,484,610
    R.J. Reynolds Tobacco.....................      71,000      4,128,650
  + Scholastic................................      51,500      1,753,060
    Sensient Technologies.....................      79,600      1,573,692
    Tyson Food Class A........................     220,300      2,916,772
                                                             ------------
                                                               36,978,370
                                                             ------------
    CONSUMER SERVICES-2.27%
    Applebee's International..................      31,100      1,221,297
    Block (H&R)...............................      35,600      1,971,172

                         Special Opportunities Fund- 2

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
    Cablevision Systems Class A...............      62,500   $  1,461,875
  + Mediacom Communications...................     226,500      1,963,755
  + Park Place Entertainment..................     320,100      3,466,683
    ServiceMaster.............................     190,300      2,216,995
                                                             ------------
                                                               12,301,777
                                                             ------------
    ENERGY-5.84%
    Amerada Hess..............................      55,000      2,924,350
    Chesapeake Energy.........................      89,200      1,211,336
    EOG Resources.............................      28,000      1,292,760
    Equitable Resources.......................      76,300      3,274,796
    Kerr-McGee................................      85,300      3,965,597
    Marathon Oil..............................     164,500      5,443,305
    ONEOK.....................................      63,200      1,395,456
    Questar...................................      49,000      1,722,350
    Unocal....................................     166,300      6,124,829
    Valero Energy.............................      54,500      2,525,530
    Williams..................................     175,000      1,718,500
                                                             ------------
                                                               31,598,809
                                                             ------------
    HEALTHCARE & PHARMACEUTICALS-5.11%
    Aetna.....................................      69,100      4,669,778
    Anthem....................................      15,000      1,125,000
    Bausch & Lomb.............................      34,900      1,811,310
    Becton, Dickinson.........................      27,900      1,147,806
  + Biogen Idec...............................      41,745      1,535,381
  + Cytyc.....................................     144,200      1,984,192
  + Health Net................................      80,900      2,645,430
  + Humana....................................      41,000        936,850
  + Lincare Holdings..........................      35,000      1,051,050
    Teleflex..................................      48,500      2,344,005
    Tenet Healthcare..........................     220,600      3,540,630
    Universal Health Services Class B.........      40,700      2,186,404
    Valeant Pharmaceuticals...................      83,800      2,107,570
  + Watson Pharmaceutical.....................      12,300        565,800
                                                             ------------
                                                               27,651,206
                                                             ------------
    INSURANCE-9.43%
    AMBAC Financial Group.....................      25,700      1,783,323
    American Financial Group..................      70,500      1,865,430
    AON.......................................      24,000        574,560
    Berkley (W.R.)............................      86,500      3,023,175
    Cigna.....................................      23,400      1,345,500
    Everest Re Group..........................      19,000      1,607,400
    Fidelity National Financial...............     106,100      4,114,558
    Jefferson-Pilot...........................      33,500      1,696,775
    John Hancock Financial Services...........      86,600      3,247,500
    Loews.....................................      66,900      3,308,205
    MBIA......................................      89,900      5,324,777
    Nationwide Financial Services Class A.....      59,600      1,970,376
    Old Republic International................     127,500      3,233,400
    PMI Group.................................      30,900      1,150,407
    Principal Financial Group.................      43,000      1,422,010
    Protective Life...........................      71,000      2,402,640
    Radian Group..............................      28,200      1,374,750

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    INSURANCE (CONTINUED)
    Saint Paul................................     103,500   $  4,103,775
    Stancorp Financial Group..................      49,500      3,112,560
    Torchmark.................................      96,000      4,371,840
                                                             ------------
                                                               51,032,961
                                                             ------------
    LEISURE, LODGING & ENTERTAINMENT-0.89%
    Mandalay Resort Group.....................      19,000        849,680
    Marriott International Class A............      34,500      1,593,900
  + MGM MIRAGE................................      14,000        526,540
    Starwood Hotels & Resorts Worldwide.......      52,000      1,870,440
                                                             ------------
                                                                4,840,560
                                                             ------------
    REAL ESTATE-5.76%
    AMB Property..............................      58,500      1,923,480
    Apartment Investment & Management.........      36,300      1,252,350
    Archstone-Smith Trust.....................     103,500      2,895,930
    Boston Properties.........................      60,600      2,920,314
    CarrAmerica Realty........................      65,000      1,935,700
    Duke Realty...............................      90,000      2,790,000
    Equity Residential Properties Trust.......     128,800      3,800,888
    iStar Financial...........................      34,200      1,330,380
    Kimco Realty..............................      58,800      2,631,300
    Mack-Cali Realty..........................      63,200      2,630,384
    New Plan Excel Realty Trust...............      75,000      1,850,250
    ProLogis..................................      65,000      2,085,850
    Simon Property Group......................      67,400      3,123,316
                                                             ------------
                                                               31,170,142
                                                             ------------
    RETAIL-5.79%
    Albertson's...............................     102,800      2,328,420
  + AutoNation................................     147,200      2,704,064
  + Barnes & Noble............................      51,900      1,704,915
    Claire's Stores...........................     109,000      2,053,560
    CVS.......................................      75,100      2,712,612
    Federated Department Stores...............     115,000      5,419,950
    May Department Stores.....................      18,400        534,888
    Michaels Stores...........................      20,600        910,520
    Nordstrom.................................      99,500      3,412,850
  + Safeway...................................      40,400        885,164
  + Saks......................................     187,000      2,812,480
  + Schein (Henry)............................      16,100      1,088,038
    Sears, Roebuck............................      69,000      3,138,810
    Winn-Dixie Stores.........................     164,000      1,631,800
                                                             ------------
                                                               31,338,071
                                                             ------------
    TECHNOLOGY-7.59%
    Adobe Systems.............................      47,300      1,858,890
  + Agilent Technologies......................      73,400      2,146,216
    Altera....................................      84,400      1,915,880
  + Apple Computer............................      59,300      1,267,241
  + Citrix Systems............................      85,400      1,811,334
  + Cypress Semiconductor.....................     139,400      2,977,584
    Emulex....................................      30,600        816,408
  + Gemstar-TV Guide International............     271,000      1,368,550
  + International Rectifier...................      50,300      2,485,323
  + LSI Logic.................................      58,100        515,347

                         Special Opportunities Fund- 3

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND STATEMENT OF NET ASSETS (CONTINUED)

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    TECHNOLOGY (CONTINUED)
  + Macromedia................................      25,300   $    451,352
  + Maxtor....................................     134,000      1,487,400
  + NCR.......................................      77,300      2,999,240
  + Polycom...................................     146,600      2,861,632
  + Sanmina...................................     272,500      3,436,225
    Scientific-Atlanta........................      69,700      1,902,810
    Seagate Technology........................      77,000      1,455,300
  + Storage Technology........................      77,500      1,995,625
  + Take-Two Interactive Software.............      66,000      1,901,460
    Tektronix.................................      92,400      2,919,840
  + Thermo Electron...........................      98,500      2,482,200
                                                             ------------
                                                               41,055,857
                                                             ------------
    TELECOMMUNICATIONS-1.97%
  + Advanced Fibre Communications.............      56,700      1,142,505
  + Avaya.....................................     119,000      1,539,860
    CenturyTel................................      58,700      1,914,794
    Harris....................................      80,000      3,036,000
  + Level 3 Communications....................     310,600      1,770,420
  + Lucent Technologies.......................     434,100      1,232,844
                                                             ------------
                                                               10,636,423
                                                             ------------
    TEXTILES, APPAREL & FURNITURE-1.27%
    Limited Brands............................      97,400      1,756,122
    Reebok International......................      27,700      1,089,164
    Talbots...................................      15,600        480,168
    VF........................................      82,000      3,545,680
                                                             ------------
                                                                6,871,134
                                                             ------------
    TRANSPORTATION & SHIPPING-1.22%
  + AMR.......................................     190,000      2,460,500
    Canadian National Railway.................      45,200      2,860,256
    Delta Air Lines...........................      65,000        767,650
  + Hunt (JB) Transportation Services.........      18,900        510,489
                                                             ------------
                                                                6,598,895
                                                             ------------

                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
    COMMON STOCK (CONTINUED)
    UTILITIES-9.49%
  + Allegheny Energy..........................     137,300   $  1,751,948
    Ameren....................................      29,000      1,334,000
    American Electric Power...................      63,000      1,922,130
    Cinergy...................................      70,500      2,736,105
    Consolidated Edison.......................      54,300      2,335,443
    DTE Energy................................      56,000      2,206,400
    Edison International......................     160,600      3,521,958
    El Paso...................................     168,000      1,375,920
    Energy East...............................     116,000      2,598,400
    Entergy...................................      43,000      2,456,590
    Great Plains Energy.......................      69,500      2,211,490
    KeySpan...................................      87,000      3,201,600
  + PG&E......................................     108,500      3,013,045
    PPL.......................................      93,000      4,068,750
    Public Service Enterprise Group...........     113,300      4,962,540
    Sempra Energy.............................     107,000      3,216,420
    TXU.......................................     152,200      3,610,184
    Wisconsin Energy..........................      88,000      2,943,600
    Xcel Energy...............................     113,000      1,918,740
                                                             ------------
                                                               51,385,263
                                                             ------------
    TOTAL COMMON STOCK
     (COST $421,227,502)......................                539,116,598
                                                             ------------
                                                PRINCIPAL
                                                  AMOUNT
  * COMMERCIAL PAPER-0.29%
    UBS Finance 0.95% 1/2/04..................  $1,550,000      1,549,959
                                                             ------------
    TOTAL COMMERCIAL PAPER
     (COST $1,549,959)........................                  1,549,959
                                                             ------------

TOTAL MARKET VALUE OF SECURITIES-99.91% (COST
 $422,777,461)..............................................   540,666,557
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.09%.......       503,469
                                                              ------------
NET ASSETS-100.00% (EQUIVALENT TO $29.753 PER SHARE BASED ON
 18,188,930 STANDARD CLASS SHARES ISSUED AND OUTSTANDING)...  $541,170,026
                                                              ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2003:
Shares of beneficial interest (unlimited authorization-no
 par).......................................................  $436,431,740
Undistributed net investment income.........................     1,699,505
Accumulated net realized loss on investments................   (14,850,315)
Net unrealized appreciation of investments..................   117,889,096
                                                              ------------
Total net assets............................................  $541,170,026
                                                              ============

------------------
+Non-income producing security for the year ended December 31, 2003.

*Rate disclosed is yield at time of purchase.

                             See accompanying notes

                         Special Opportunities Fund- 4

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends..............................................  $  9,563,952
Interest...............................................         8,456
                                                         ------------
                                                            9,572,408
                                                         ------------
EXPENSES:
Management fees........................................     1,941,013
Accounting and administration expenses.................       265,514
Reports and statements to shareholders.................        83,251
Professional fees......................................        51,514
Custodian fees.........................................        15,870
Trustees' fees.........................................         5,167
Other..................................................        21,220
                                                         ------------
                                                            2,383,549
Less expense paid indirectly...........................          (528)
                                                         ------------
Total expenses.........................................     2,383,021
                                                         ------------
NET INVESTMENT INCOME..................................     7,189,387
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.......................     8,601,813
Net change in unrealized appreciation/depreciation of
 investments...........................................   122,584,528
                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........   131,186,341
                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $138,375,728
                                                         ============

                             See accompanying notes

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-
SPECIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED
                                             12/31/2003     12/31/2002
                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income.....................  $  7,189,387   $  8,495,889
Net realized gain (loss) on investments...     8,601,813    (22,338,083)
Net change in unrealized appreciation/
 depreciation of investments..............   122,584,528    (50,415,703)
                                            ------------   ------------
Net increase (decrease) in net assets
 resulting from operations................   138,375,728    (64,257,897)
                                            ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class...........................    (6,035,654)    (7,102,162)
Net realized gain on investments:
 Standard Class...........................            --     (2,512,598)
                                            ------------   ------------
                                              (6,035,654)    (9,614,760)
                                            ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class...........................     6,960,156     32,376,305
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class...........................     6,035,654      9,614,760
                                            ------------   ------------
                                              12,995,810     41,991,065
                                            ------------   ------------
Cost of shares repurchased:
 Standard Class...........................   (44,150,273)   (68,004,162)
                                            ------------   ------------
Decrease in net assets derived from
 capital share transactions...............   (31,154,463)   (26,013,097)
                                            ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS.....   101,185,611    (99,885,754)
NET ASSETS:
Beginning of year.........................   439,984,415    539,870,169
                                            ------------   ------------
End of year...............................  $541,170,026   $439,984,415
                                            ============   ============

                             See accompanying notes

                         Special Opportunities Fund- 5

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     SPECIAL OPPORTUNITIES FUND STANDARD CLASS
                                                                                     YEAR ENDED
                                                   12/31/03(1)        12/31/02(2)        12/31/01        12/31/00        12/31/99
                                                   ------------------------------------------------------------------------------
Net asset value, beginning of period.............   $ 22.471           $ 26.006          $ 25.846        $ 28.225        $ 33.416

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3).........................      0.390              0.418             0.431           0.536           0.482
Net realized and unrealized gain (loss) on
 investments.....................................      7.227             (3.467)            0.098           3.153          (1.779)
                                                    --------           --------          --------        --------        --------
Total from investment operations.................      7.617             (3.049)            0.529           3.689          (1.297)
                                                    --------           --------          --------        --------        --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................     (0.335)            (0.365)           (0.369)         (0.494)         (0.373)
Net realized gain on investments.................         --             (0.121)               --          (5.574)         (3.521)
                                                    --------           --------          --------        --------        --------
Total dividends and distributions................     (0.335)            (0.486)           (0.369)         (6.068)         (3.894)
                                                    --------           --------          --------        --------        --------

Net asset value, end of period...................   $ 29.753           $ 22.471          $ 26.006        $ 25.846        $ 28.225
                                                    ========           ========          ========        ========        ========

Total return(4)..................................     33.99%            (11.75%)            2.16%          16.04%          (4.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)..........   $541,170           $439,984          $539,870        $536,287        $665,642
Ratio of expenses to average net assets..........      0.52%              0.47%             0.48%           0.49%           0.44%
Ratio of expenses to average net assets prior to
 fees waived and expense paid indirectly.........      0.52%              0.49%             0.48%           0.49%           0.44%
Ratio of net investment income to average net
 assets..........................................      1.56%              1.67%             1.65%           2.15%           1.46%
Ratio of net investment income to average net
 assets prior to fees waived and expense paid
 indirectly......................................      1.56%              1.65%             1.65%           2.15%           1.46%
Portfolio turnover...............................        80%                55%               73%             75%             96%

------------------
(1)Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

(2)During the year ended December 31, 2002, Delaware Management Company and Vantage Investment Advisers, former advisers, contractually waived a portion of their management fees. Effective January 1, 2003, this waiver was discontinued in connection with stockholder approval of the amended Management Agreement approved on December 9, 2002.

(3)The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(4)Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

                             See accompanying notes

                         Special Opportunities Fund- 6

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS
December 31, 2003

Lincoln Variable Insurance Products Trust (the "Trust") is organized as a Delaware statutory trust that was formed on February 1, 2003 and consists of 11 series: Aggressive Growth Fund (formerly Lincoln National Aggressive Growth Fund, Inc.), Bond Fund (formerly Lincoln National Bond Fund, Inc.), Capital Appreciation Fund (formerly Lincoln National Capital Appreciation Fund, Inc.), Equity-Income Fund (formerly Lincoln National Equity-Income Fund, Inc.), Global Asset Allocation Fund (formerly Lincoln National Global Asset Allocation Fund, Inc.), Growth and Income Fund (formerly Lincoln National Growth and Income Fund, Inc.), International Fund (formerly Lincoln National International Fund, Inc.), Managed Fund (formerly Lincoln National Managed Fund, Inc.), Money Market Fund (formerly Lincoln National Money Market Fund, Inc.), Social Awareness Fund (formerly Lincoln National Social Awareness Fund, Inc.), and Special Opportunities Fund (formerly Lincoln National Special Opportunities Fund, Inc.). Each series is the successor to a predecessor fund (see Note #7), the assets and liabilities of which were acquired and assumed respectively, on April 30, 2003. These financial statements and the related notes pertain to Special Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The Service Class shares had not commenced operations as of December 31, 2003. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers or news events).

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The earnings credits for the year ended December 31, 2003 were $528. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as "expense paid indirectly."

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Delaware Management Company (DMC) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums. For the year ended December 31, 2003, fees for these services amounted to $196,310.

Pursuant to the Administration Agreement, The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of DMC, will provide various administrative services necessary for the operation of the Fund. For these services, the Fund will pay Lincoln Life an annual fee of $15,000 plus the cost of certain support services, such as legal and corporate secretary services. For the year ended December 31, 2003, fees for these services amounted to $69,204.

                         Special Opportunities Fund- 7

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to DMC..............................  $182,132
Accounting and Administration Fees Payable to DSC...........    53,704
Administration Fees Payable to Lincoln Life.................     5,205

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. INVESTMENTS
For the year ended December 31, 2003, the Fund made purchases of $366,488,713 and sales of $396,094,548 of investment securities other than short-term investments. At December 31, 2003, the cost of investments for federal income tax purposes was $422,905,695. At December 31, 2003, net unrealized appreciation was $117,760,862, of which $122,141,183 related to unrealized appreciation of investments and $4,380,321 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Ordinary income includes dividends from net investment income and distributions from short-term capital gains. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                            12/31/03          12/31/02
                                           ----------        ----------
Ordinary income..........................  $6,035,654        $7,102,162
Long-term capital gain...................         --          2,512,598
                                           ----------        ----------
Total....................................  $6,035,654        $9,614,760
                                           ==========        ==========

In addition, the Fund declared an ordinary income consent dividend of $1,166,179 for the year ended December 31, 2002. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest...........................   $436,431,740
Undistributed ordinary income...........................      1,699,505
Capital loss carryforwards..............................    (14,722,081)
Unrealized appreciation of investments..................    117,760,862
                                                           ------------
Net assets..............................................   $541,170,026
                                                           ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $14,722,081 expires in 2010.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                               YEAR ENDED        YEAR ENDED
                                                12/31/03          12/31/02
                                               ----------        ----------
Shares sold:
 Standard Class..............................    267,024          1,204,035
Shares issued upon reinvestment of dividends
 and distributions:
 Standard Class..............................    216,262            420,406
                                               ----------        ----------
                                                 483,286          1,624,441
                                               ----------        ----------
Shares repurchased:
 Standard Class..............................  (1,874,219)       (2,804,338)
                                               ----------        ----------

                                               ----------        ----------
Net decrease.................................  (1,390,933)       (1,179,897)
                                               ==========        ==========

6. LINE OF CREDIT
The Fund, along with certain other series in the Lincoln Variable Insurance Products Trust (the "Participants"), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee,

                         Special Opportunities Fund- 8

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST-SPECIAL OPPORTUNITIES FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. LINE OF CREDIT (CONTINUED)
which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at December 31, 2003, or at any time during the year.

7. FUND MERGER

Effective April 30, 2003, the Fund acquired all of the assets and assumed all of the liabilities of the Lincoln National Special Opportunities Fund, Inc., an open-end management company, pursuant to a Plan of Reorganization (the "Reorganization"). The shareholders of the Lincoln National Special Opportunities Fund, Inc. received shares of the Fund equal to the number and aggregate net asset value of their shares in the Lincoln National Special Opportunities Fund, Inc.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, undistributed net investment income, and accumulated realized loss of the Lincoln National Special Opportunities Fund, Inc. as of April 30, 2003, were as follows:

Net assets                                                 $426,404,473
Net unrealized appreciation                                  26,064,118
Undistributed net investment income                           3,245,128
Accumulated realized loss                                   (45,810,839)

The Lincoln National Special Opportunities Fund, Inc.'s investment objective, policies and limitations were identical to those of the Fund, which had no operations prior to April 30, 2003. For financial reporting purposes, the Lincoln National Special Opportunities Fund, Inc. operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

8. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

     (A)
  LONG-TERM                   (B)
CAPITAL GAINS           ORDINARY INCOME               TOTAL                   (C)
DISTRIBUTIONS            DISTRIBUTIONS            DISTRIBUTIONS            QUALIFYING
 (TAX BASIS)              (TAX BASIS)              (TAX BASIS)            DIVIDENDS(1)
-------------           ---------------           -------------           ------------
      --                      100%                     100%                   100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Special Opportunities Fund- 9

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust-Special Opportunities Fund

We have audited the accompanying statement of net assets of Special Opportunities Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
February 6, 2004

                         Special Opportunities Fund- 10

OFFICER/TRUSTEE INFORMATION

                            POSITION(S)    TERM OF OFFICE
    NAME, ADDRESS AND        HELD WITH      AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH          THE TRUST     TIME SERVED(2)                     DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)       Chairman,    Chairman since       Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street      President    August 1995;         Company; Vice President, Lincoln Retirement Services
Fort Wayne, IN 46802        and Trustee  President and        Company, LLC; Second Vice President, Lincoln Life &
DOB: 07/25/52                            Trustee since        Annuity Company of New York
                                         November 1994
Janet C. Chrzan(1)          Trustee      Trustee since        Senior Vice President, The Lincoln National Life Insurance
1300 S. Clinton Street                   August 2003          Company; formerly Chief Financial Officer and Director of
Fort Wayne, IN 46802                                          The Lincoln National Life Insurance Company; Vice
DOB: 10/14/48                                                 President and Assistant Treasurer, Lincoln National
                                                              Corporation (insurance holding company); Treasurer and
                                                              Assistant Secretary, Lincoln Financial Group Foundation,
                                                              Inc.
John B. Borsch, Jr.         Trustee      Trustee since        Retired; formerly Associate Vice President, Investments,
1300 S. Clinton Street                   December 1981        Northwestern University
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby             Trustee      Trustee since April  Vice President and Chief Financial Officer, DeSoto
1300 S. Clinton Street                   1992                 Memorial Hospital; formerly Chief Financial Officer,
Fort Wayne, IN 46802                                          Bascom Palmer Eye Institute, University of Miami School of
DOB: 11/10/41                                                 Medicine; Vice President and Chief Financial Officer, St.
                                                              Joseph Medical Center, Inc.
Kenneth G. Stella           Trustee      Trustee since        President, Indiana Hospital & Health Association
1300 S. Clinton Street                   February 1998
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)         Second Vice  Second Vice          Second Vice President and Treasurer, The Lincoln National
1300 S. Clinton Street      President    President and        Life Insurance Company
Fort Wayne, IN 46802        and          Treasurer since May
DOB: 12/06/50               Treasurer    2003
Cynthia A. Rose(1)          Secretary    Secretary since      Secretary and Assistant Vice President, The Lincoln
1300 S. Clinton Street                   February 1995        National Life Insurance Company; formerly Assistant
Fort Wayne, IN 46802                                          Secretary, Lincoln National Corporation
DOB: 04/24/54
Sheryl L. Sturgill(1)       Chief        Chief Accounting     Director of Separate Accounts Financial Operation, The
1300 S. Clinton Street      Accounting   Officer since        Lincoln National Life Insurance Company; formerly Director
Fort Wayne, IN 46802        Officer      November 2003        of Compliance and Business Consulting, Lincoln National
DOB: 07/04/59                                                 Reassurance Company
Rise' C.M. Taylor(1)        Vice         Vice President and   Vice President and Assistant Treasurer, The Lincoln
1300 S. Clinton Street      President    Assistant Treasurer  National Life Insurance Company; Second Vice President and
Fort Wayne, IN 46802        and          since August 2003    Assistant Treasurer, Lincoln Life & Annuity Company of New
DOB: 12/19/67               Assistant                         York; formerly Investment Portfolio Manager, Lincoln
                            Treasurer                         Investment Management

                             NUMBER OF
                             FUNDS IN
                               TRUST
                              COMPLEX
    NAME, ADDRESS AND       OVERSEEN BY    OTHER DIRECTORSHIPS
      DATE OF BIRTH           TRUSTEE        HELD BY TRUSTEE
--------------------------  ------------------------------------
Kelly D. Clevenger(1)           12       Lincoln Retirement
1300 S. Clinton Street                   Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52
Janet C. Chrzan(1)              12       First Penn-Pacific Life
1300 S. Clinton Street                   Insurance Company;
Fort Wayne, IN 46802                     Lincoln Life & Annuity
DOB: 10/14/48                            Company of New York;
                                         The Administrative
                                         Management Group, Inc.
John B. Borsch, Jr.             12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
Nancy L. Frisby                 12       N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
Kenneth G. Stella               12       First National Bank &
1300 S. Clinton Street                   Trust
Fort Wayne, IN 46802
DOB: 08/20/43
Eldon J. Summers(1)             N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/06/50
Cynthia A. Rose(1)              N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill(1)           N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 07/04/59
Rise' C.M. Taylor(1)            N/A      N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 12/19/67

------------------
Additional information on the officers and trustees can be found in the Statement of Additional Information ("SAI") to the Trust's prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC's web site (http://www.sec.gov).

(1)"Interested persons" within the meaning as defined in the 1940 Act.

(2)The officers and trustees are re-elected annually. The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

                         Special Opportunities Fund- 11

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions. A copy of the code of ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that John B. Borsch, Nancy L. Frisby and Kenneth G. Stella are each an "audit committee financial expert" and are "independent," as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principle Accountant Fees and Services

(a)   Audit Fees

Aggregate audit fees for the Registrant totaled approximately $168,600 in 2003, including fees associated with the annual audit and filings of the Registrant's Form N-1A and Form N-SAR. Aggregate audit fees for the predecessor funds to the Registrant totaled approximately $148,500 in 2002, including fees associated with the annual audit and filings of each of the fund's Form N-1A and Form N-SAR.

(b)  Audit-Related Fees

Aggregate fees for the Registrant's audit-related services totaled approximately $0 in 2003. Aggregate fees for the audit-related services provided to the predecessor funds to the Registrant totaled approximately $0 in 2002.
Audit-
related services principally include accounting consultations in connection with new accounting standards.

(c)  Tax Fees

Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $0 in 2003. Aggregate fees for tax services to the predecessor funds to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $0 in 2002.

(d)  All Other Fees

Aggregate fees for all other services to the Registrant not included above totaled approximately $0 in 2003. Aggregate fees for all other services to the predecessor funds to the Registrant not included above totaled approximately $0 in 2002. These fees principally related to risk management advisory services.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures

The Audit Committee approves each specific service the auditor will perform for the Registrant. The Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)  Not Applicable.

(f)   Not Applicable.

(g)  Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, or rendered to the Registrant's investment adviser, any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, totaled approximately
$413,240 in 2003, including services provided prior to May 6, 2003, the effect-ive date of the pre-approval process. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the predecessor funds to the Registrant, or rendered to such predecessor funds' investment adviser, any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the predecessor funds, totaled approximately $424,005 in 2002.

(h)  Principal Accountant's Independence

The Audit Committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the auditor's independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. [Reserved]

Item 9. Controls and Procedures

      (a) The Registrant's president and chief accounting officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10. Exhibits

      (a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

      (b)(1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

      (b)(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (REGISTRANT)


      /s/ Kelly D. Clevenger
      ----------------------
      Kelly D. Clevenger
      President
      (Signature and Title)


Date:  March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By    /s/ Kelly D. Clevenger
      ----------------------
      Kelly D. Clevenger
      Chairman of the Board and President
      (Signature and Title)


Date:  March 8, 2004



By    /s/ Sheryl L. Sturgill
      ----------------------
      Sheryl L. Sturgill
      Chief Accounting Officer
      (Signature and Title)


Date:   March 8, 2004